SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               Telebit Corporation
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                               Telebit Corporation
                 ----------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[ ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[X]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)   Title of each class of securities to which transaction applies:
               Common Stock, no par value per share

         (2)   Aggregate  number of  securities  to which  transaction  applies:
               13,813,150 shares of Common Stock plus options to purchase 1,466,490 shares of Common Stock, no par value per share

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: The filing fee was determined based upon: (a) the purchase of 13,813,150 issued and outstanding shares of Common Stock, no par value per share, of the Registrant as of July 22, 1996 at a price of $13.35 in cash per share; and
               (b) the cancellation of options to purchase an aggregate of 1,466,490 shares of Common Stock of the Registrant, which options have exercise prices ranging from $2.12 to $11.00 in consideration for a payment equal to the excess of $13.35 over the exercise price of such options multiplied by the number of shares subject to such options. The amount of the filing fee, calculated in accordance with the Exchange Act Rule 0-11(c)(1) equals 1/50th of one percent of the proposed cash payment to the holders of the Common Stock and options.




         (4)   Proposed maximum aggregate value of transaction:  $198,296,498.90

         (5)   Total fee paid:  $39,659.30

 [  ] Check box  if  any part of the fee is offset as provided  by Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.






                                                              PRELIMINARY COPIES
                                                        FILED SEPTEMBER 13, 1996



                              TELEBIT CORPORATION
                               ONE EXECUTIVE DRIVE
                         CHELMSFORD, MASSACHUSETTS 01824

                                                                          , 1996

DEAR SHAREHOLDER:

    You are cordially invited to attend a Special Meeting of shareholders (the "Special Meeting") of Telebit Corporation, a California corporation (the "Company") to be held on Thursday, October 10, 1996, at 10:00 a.m., local time, at the offices of the Company, One Executive Drive, Chelmsford, Massachusetts 01824, for the following purposes:

       1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Reorganization (the "Merger Agreement") dated as of July 21, 1996, among Cisco Systems, Inc., a California corporation ("Cisco"), Cobra Acquisition Corporation, a California corporation and wholly-owned subsidiary of Cisco (the "Merger Sub"), and the Company, and to approve consummation of the merger of Merger Sub with and into the Company (the "Merger"), pursuant to which (a) the Company will be the surviving corporation and will become a wholly-owned subsidiary of Cisco and (b) each share of Common Stock, no par value per share, of the Company will be converted into the right to receive thirteen dollars and thirty-five cents ($13.35) in cash, without interest.


       2. To consider and vote upon a proposal to approve and adopt the Asset Purchase Agreement dated as of July 21, 1996 (the "Asset Purchase Agreement") between Telebit (Newco) Inc., a Delaware corporation ("Newco"), and the Company, and to approve the sale of substantially all of the assets of the Company, excluding, among other things, the MICA digital modem technology, the trademark MICA, all other patents and patents applications of the Company and $3.5 million in cash, to, and the assumption of substantially all the liabilities of the Company by, Newco (all as more fully described in the Asset Purchase Agreement) in consideration for $31.5 million aggregate principal amount of Secured Subordinated Promissory Notes due 2001 of Newco (the "Asset Sale").


       3. To consider a proposal to adjourn the Special Meeting if necessary to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to approve and adopt the Merger Agreement and approve the Merger and/or approve and adopt the Asset Purchase Agreement and approve the Asset Sale.

       4. To transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

    The foregoing items of business are more fully described in the Proxy Statement and Notice of Special Meeting of shareholders accompanying this letter. Details of the Merger Agreement, the Merger, the Asset Purchase Agreement, the Asset Sale and other important information concerning the Company appear in the accompanying Proxy Statement. Please give this material your careful attention.

    The Board of Directors of the Company, based on the unanimous recommendation of a Special Committee of the Board of Directors (the "Special Committee") consisting of directors who are not employees of the Company, has approved the Merger Agreement and consummation of the Merger by the unanimous vote of all non-interested directors and believes that the Merger is fair and in the best interests of the Company and its shareholders and recommends a vote by the shareholders of the Company FOR approval and adoption of the Merger Agreement and approval of consummation of the Merger. The Board of Directors, based on the unanimous recommendation of the Special Committee, also has approved the Asset Purchase Agreement and consummation of the Asset Sale by the unanimous vote of all non-interested directors and believes that the Asset Sale is fair and in the best interests of the Company and its shareholders and recommends a vote by the shareholders of the Company FOR approval and adoption of the Asset Purchase Agreement and approval of consummation of the Asset Sale.






    Whether or not you plan to attend the Special Meeting, please complete, sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope. You may revoke your Proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Special Meeting. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

                                            Sincerely,



                                            BRIAN D. COHEN
                                            Secretary

Chelmsford, Massachusetts
                 , 1996




                               TELEBIT CORPORATION
                               ONE EXECUTIVE DRIVE
                         CHELMSFORD, MASSACHUSETTS 01824

                                 --------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 10, 1996

                                 --------------


To the Shareholders of
   TELEBIT CORPORATION:

    NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders (the "Special Meeting") of TELEBIT CORPORATION, a California corporation (the "Company"), will be held on Thursday, October 10, 1996 at 10:00 a.m., local time, at the offices of the Company, One Executive Drive, Chelmsford, Massachusetts 01824, for the following purposes:

       1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Reorganization (the "Merger Agreement") dated as of July 21, 1996, among Cisco Systems, Inc., a California corporation ("Cisco"), Cobra Acquisition Corporation, a California corporation and wholly-owned subsidiary of Cisco (the "Merger Sub"), and the Company, and to approve consummation of the merger of Merger Sub with and into the Company (the "Merger"), pursuant to which (a) the Company will be the surviving corporation and will become a wholly-owned subsidiary of Cisco and (b) each share of Common Stock, no par value per share, of the Company will be converted into the right to receive thirteen dollars and thirty-five cents ($13.35) in cash, without interest.


       2. To consider and vote upon a proposal to approve and adopt the Asset Purchase Agreement dated as of July 21, 1996 (the "Asset Purchase Agreement") between Telebit (Newco) Inc., a Delaware corporation ("Newco"), and the Company, and to approve the sale of substantially all of the assets of the Company, excluding, among other things, the MICA digital modem technology, the trademark MICA, all other patents and patents applications of the Company and $3.5 million in cash, to, and the assumption of substantially all the liabilities of the Company by, Newco (all as more fully described in the Asset Purchase Agreement) in consideration for $31.5 million aggregate principal amount of Secured Subordinated Promissory Notes due 2001 of Newco (the "Asset Sale").

       3. To consider a proposal to adjourn the Special Meeting if necessary to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to approve and adopt the Merger Agreement and approve the Merger and/or approve and adopt the Asset Purchase Agreement and approve the Asset Sale.

       4. To transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.


    Only shareholders of record at the close of business on September 18, 1996 are entitled to notice of and to vote at the Special Meeting.







    All shareholders are cordially invited to attend the Special Meeting in person; however, to ensure your representation at the Special Meeting you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE SPECIAL MEETING. ANY SHAREHOLDER ATTENDING THE SPECIAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                                            Sincerely,



                                            BRIAN D. COHEN
                                            Secretary

Chelmsford, Massachusetts
                 , 1996






                              TELEBIT CORPORATION
                               ONE EXECUTIVE DRIVE
                         CHELMSFORD, MASSACHUSETTS 01824

                                 --------------

                                 PROXY STATEMENT

                                 --------------

                                  INTRODUCTION

    This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Telebit Board") of Telebit Corporation (together with its subsidiaries, "Telebit" or the "Company") to be used at the Special Meeting of shareholders (the "Special Meeting") to be held on Thursday, October 10, 1996, at 10:00 a.m., local time, and at any adjournment or postponement thereof, at the offices of the Company, One Executive Drive, Chelmsford, Massachusetts 01824.

    The purpose of the Special Meeting is: (i) to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Reorganization (the "Merger Agreement") dated as of July 21, 1996, among Cisco Systems, Inc., a California corporation ("Cisco"), Cobra Acquisition Corporation, a California corporation and wholly-owned subsidiary of Cisco (the "Merger Sub"), and the Company and to approve consummation of the merger of Merger Sub with and into the Company (the "Merger"); (ii) to consider and vote upon a proposal to approve and adopt the Asset Purchase Agreement (the "Asset Purchase Agreement") between Telebit (Newco) Inc., a Delaware corporation ("Newco"), and the Company and to approve the sale, and assumption, of substantially all of the assets and liabilities, respectively, of Telebit by Newco (the "Asset Sale," and, together with the Merger, the "Transactions"); (iii) to consider and vote upon a proposal to adjourn the Special Meeting in the event there are not sufficient votes at the time of the Special Meeting to approve and adopt the Merger Agreement and approve the Merger and/or approve and adopt the Asset Purchase Agreement and approve the Asset Sale; and (iv) to transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof. See "Information Concerning the Special Meeting -- Purpose of Special Meeting."


    Pursuant to the Merger Agreement, a copy of which is attached to this Proxy Statement as Appendix A, the Merger Sub will merge with and into the Company, with the Company remaining as the surviving corporation. As more fully described herein under "The Merger" the result of the Merger will be that the Company will become a wholly-owned subsidiary of Cisco and each issued and outstanding share of common stock, no par value per share, of the Company (the "Telebit Common Stock"), will be converted into the right to receive thirteen dollars and thirty-five cents ($13.35) in cash, without interest (the "Merger Consideration"). Cisco intends to finance the Merger from cash and short term investments. The obligations of Cisco and Merger Sub to consummate the Merger are subject to certain conditions, including, without limitation, consummation of the Asset Sale. See "The Merger."

    In connection with the Merger Agreement, Cisco and Telebit have entered into a Stock Option Agreement, dated as of July 21, 1996 (the "Stock Option Agreement"), pursuant to which Cisco has the right, under certain circumstances, to acquire up to 2,071,000 shares of authorized and unissued Telebit Common Stock (or approximately fifteen percent (15%) of the outstanding Telebit Common Stock prior to such issuance) at a price per share of $13.35. See "The
Transactions -- Background of the Transactions," " -- Reasons for the Transactions; Recommendation of the Board of Directors" and "The Merger -- Related Agreements -- Stock Option Agreement."


    Pursuant to the Asset Purchase Agreement, a copy of which is attached to this Proxy Statement as Appendix B, substantially all of the assets (the "Purchased Assets") and liabilities (the "Assumed Liabilities") of the Company, other than the Company's Modem ISDN Channel Aggregation ("MICA") digital modem technology (the "MICA Technology"), the trademark MICA (the "MICA Trademark," and, collectively with the MICA Technology, the "MICA Assets"), all other Telebit patents and patent applications and $3.5 million in cash (all as more fully described in the Asset Purchase Agreement), will be sold to and assumed by Newco in consideration for $31.5 million aggregate principal amount of Secured Subordinated Promissory Notes due 2001 of Newco (the "Notes"). Newco was formed by James D. Norrod, President and Chief Executive Officer of Telebit for the sole purpose of affecting the Asset Sale. As of September 18, 1996, Mr. Norrod was the sole stockholder and sole director of Newco.



    The rights of Telebit as holder of the Notes are set forth in the Preferred Stock Purchase and Noteholder Rights Agreement (the "Preferred Stock Purchase and Noteholder Rights Agreement") dated as of July 21, 1996 between Newco and the Company, a copy of which is attached to this Proxy Statement as Appendix C. The Notes, as more fully described herein under "The Asset Transactions -- Related Agreements -- The Preferred Stock Purchase and Noteholder Rights Agreement -- The Notes," will be subordinated secured obligations of Newco. The Notes will be subordinated to all Senior Debt (as defined). Further, the Notes will be secured by and entitled to the benefits of a Security Agreement (the "Security Agreement"), pursuant to which Newco will grant Telebit a security interest in substantially all of Newco's assets and any proceeds thereof to secure the performance of Newco's obligations under the Notes. See "The Asset Transactions -- Related Agreements -- The Preferred Stock Purchase and Noteholder Rights Agreement -- The Notes."


    The Preferred Stock Purchase and Noteholder Rights Agreement further provides for the sale by Newco and the purchase by Telebit of 3,500 shares of Class A Redeemable Preferred Stock, $.01 par value per share (the "Preferred Stock"), for an aggregate purchase price of $3.5 million. The Preferred Stock will be non-voting, except as otherwise required by law. Holders of the Preferred Stock will be entitled to receive cumulative dividends at an annual rate of eight percent (8%) per share, payable quarterly commencing December 31, 1996; provided, however, that all accrued and unpaid dividends, whether or not earned or declared, shall bear interest from the applicable payment date until paid at an annual rate of ten percent (10%) per share. Upon any liquidation, dissolution or winding up of Newco, the holders of the Preferred Stock shall be entitled to receive $1,000 per share plus an amount equal to any dividends declared but unpaid on the Preferred Stock. Newco is obligated to redeem all of the then outstanding shares of Preferred Stock on the earlier of September 30, 2001 or thirty (30) days after the closing of an initial public offering of its common stock registered under the Securities Act of 1933, as amended (the "Securities Act"). Newco is also obligated to partially redeem the then outstanding Preferred Stock based upon Excess Cash Flow (as defined) and upon the occurrence of certain Permitted Dispositions (as defined) and Additional Financings (as defined). In addition, Newco may, at any time, at its sole discretion, redeem any or all outstanding shares of Preferred Stock. See "The Asset Transactions -- Related Agreements -- The Preferred Stock Purchase and Noteholder Rights Agreement -- The Preferred Stock."



    In addition to the foregoing, Newco and Telebit, as a condition to the obligation of Newco to close the Asset Sale, will enter into: (i) a MICA License Agreement (the "MICA Agreement") whereby the Company will grant Newco a worldwide, non-exclusive, non-transferable, non-sublicensable, royalty- free (during the initial 3-year term) license to use the MICA Technology in object code form only and only as embedded in products of Newco to which Newco has added substantial value; (ii) an Analog Patent License Agreement (the "Analog Agreement") whereby the Company will grant to Newco a worldwide, non-exclusive, sublicensable, royalty-free license to research, develop, manufacture, have manufactured, use, market, import, sell and distribute products covered by a valid claim of an issued patent or a pending claim of a pending patent application with respect to certain patent rights; and (iii) an ADSL Patent License Agreement (the "ADSL Agreement") whereby the Company will grant to Newco a worldwide, non-exclusive, non-sublicensable, non-transferable license to research, develop, manufacture, have manufactured, use, market, import, sell and distribute licensee products covered by a valid claim of an issued patent or a pending claim of a pending patent application with respect to certain patent rights relating to asymmetric digital subscriber line ("ADSL") technology. See "The Asset Transactions -- Related Agreements."

    Finally, Newco has entered into an Employment Agreement dated as of July 21, 1996 with James D. Norrod (the "Employment Agreement") whereby Mr. Norrod has agreed to serve as Chief Executive Officer and President of Newco in consideration for salary and bonus, effective as of the effective time of the Merger. The term of the Employment Agreement is three (3) years. The Employment Agreement is terminable by Mr. Norrod upon thirty (30) days notice and by Newco, with or without notice, subject to, under certain circumstances, the payment of certain severance benefits. See "The Asset Transactions -- Related Agreements -- Employment Agreement of James D. Norrod." The Asset Sale, and the transactions contemplated by the Preferred Stock Purchase and Noteholder Rights Agreement, the MICA Agreement, the Analog Agreement, the ADSL Agreement and the Employment Agreement are collectively referred to herein as the "Asset Transactions."

    The Board of Directors of the Company, based on the unanimous recommendation of a Special Committee of the Board of Directors (the "Special Committee") consisting of directors who are not employees of the Company, has approved the Merger Agreement and consummation of the Merger by the unanimous vote of all non-interested directors and believes that the Merger is fair and in the best interests of the Company and its shareholders and recommends a vote by the shareholders of the Company FOR approval and adoption of the Merger Agreement and approval of consummation of the Merger. The Board of Directors, based on the unanimous recommendation of the Special Committee, also has approved the Asset Purchase Agreement and consummation of the Asset Sale by the unanimous vote of all non-interested directors and believes that the Asset Sale is fair and in the best interests of the Company and its shareholders and recommends a vote by the shareholders of the Company FOR approval and adoption of the Asset Purchase Agreement and approval of consummation of the Asset Sale. See "Information Concerning the Special Meeting -- Recommendation of Board of Directors" and "The Transactions -- Reasons for the Transactions; Recommendation of the Board of Directors."


    Newco and Mr. Norrod (collectively, the "Affiliates") have reviewed the terms and provisions of the Asset Purchase Agreement and believe that the Asset Sale is fair from a financial point of view to the unaffiliated shareholders of the Company. This belief, however, should not be construed as a recommendation by the Affiliates to the unaffiliated shareholders to (i) approve and adopt the Merger Agreement and approve consummation of the Merger or (ii) approve and adopt the Asset Purchase Agreement and approve consummation of the Asset Sale. See "Opinion of Affiliates as to Fairness of Asset Sale."

    The affirmative vote of the holders of a majority of the Telebit Common Stock outstanding on September 18, 1996 (the "Record Date") is required for approval and adoption of the Merger Agreement and approval of consummation of the Merger, and for approval and adoption of the Asset Purchase Agreement and approval of consummation of the Asset Sale. In the event the shareholders of the Company (i) vote in favor of the proposal to approve and adopt the Merger Agreement and approve consummation of the Merger but vote against the proposal to approve and adopt the Asset Purchase Agreement and approve consummation of the Asset Sale or (ii) vote in favor of the proposal to approve and adopt the Asset Purchase Agreement and consummation of the Asset Sale but vote against the proposal to approve and adopt the Merger Agreement and approve consummation of the Merger, neither transaction will be consummated. See "The Merger -- The Merger Agreement -- Conditions to the Merger" and "The Asset Transactions -- The Asset Purchase Agreement -- Conditions to the Asset Sale." Only holders of record of shares of Telebit Common Stock on the Record Date are entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. As of the Record Date, directors and executive officers of Telebit and their affiliates owned approximately 7.2% of the outstanding shares of Telebit Common Stock (approximately 16.4% assuming the exercise of all vested options held by such persons). See "Share Ownership of Management and Principal Shareholders." Each of the directors and executive officers of Telebit has agreed to vote all shares of Telebit Common Stock over which such director or executive officer has voting control in favor of approval and adoption of the Merger Agreement and approval of consummation of the Merger, and approval and adoption of the Asset Purchase Agreement and approval and consummation of the Asset Sale and has executed an irrevocable proxy in connection therewith. See "Information Concerning the Special Meeting -- Vote Required and Certain Voting Information" and "The Merger -- Related Agreements -- Voting Agreements."

    To ensure your representation at the Special Meeting, please sign and date the accompanying proxy card and promptly return it to the Company in the enclosed postage-prepaid, addressed envelope, even if you plan to attend the Special Meeting. FAILURE TO RETURN A PROPERLY EXECUTED PROXY CARD OR TO VOTE AT THE SPECIAL MEETING WILL HAVE THE SAME EFFECT AS A VOTE AGAINST: (I) THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT AND APPROVE CONSUMMATION OF THE MERGER AND (II) THE PROPOSAL TO APPROVE AND ADOPT THE ASSET PURCHASE AGREEMENT AND APPROVE CONSUMMATION OF THE ASSET SALE. See "Information Concerning the Special Meeting -- Quorum; Abstentions and Broker Non-Votes."

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the taking of the vote at the Special Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before taking the vote at the Special Meeting or (iii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy). See "Information Concerning the Special Meeting -- Revocation of Proxies."

    Holders of Telebit Common Stock who vote against: (i) the proposal to approve and adopt the Merger Agreement and consummation of the Merger; or (ii) the proposal to approve and adopt the Asset Purchase Agreement and approve consummation of the Asset Sale; or (iii) both proposals may, under certain circumstances and by following procedures prescribed by the California General Corporation Law, exercise dissenters' rights and receive cash for their shares of Telebit Common Stock. The failure of a dissenting Telebit shareholder to follow the appropriate procedures, including voting against: (i) the proposal to approve and adopt the Merger Agreement and approve consummation of the Merger; or (ii) the proposal to approve and adopt the Asset Purchase Agreement and approve consummation of the Asset Sale; or (iii) both proposals, may result in the termination or waiver of such rights. A copy of the California General Corporation Law relating to Appraisal Rights is attached to this Proxy Statement as Appendix E. See "Rights of Dissenting Shareholders."


    DO NOT FORWARD ANY STOCK CERTIFICATES AT THIS TIME. YOU WILL RECEIVE INSTRUCTIONS REGARDING EXCHANGING YOUR TELEBIT COMMON STOCK FOR THE MERGER CONSIDERATION AFTER THE SPECIAL MEETING.


    THE MERGER AND THE ASSET SALE HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE MERGER OR THE ASSET SALE NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

    The enclosed proxy card, the accompanying Notice of Special Meeting of shareholders and this Proxy Statement are being mailed to shareholders of the Company on or about September , 1996.

                               TABLE OF CONTENTS

                                                                                                    PAGE

        INTRODUCTION                                                                                   1
        AVAILABLE INFORMATION                                                                          7
        INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE                                                7
        SUMMARY                                                                                        8
            PARTIES TO THE TRANSACTIONS                                                                8
            INFORMATION CONCERNING THE SPECIAL MEETING                                                 9
            THE TRANSACTIONS                                                                          10
            THE MERGER                                                                                11
            THE ASSET TRANSACTIONS                                                                    15
            OPINIONS OF FINANCIAL ADVISOR                                                             19
            APPRAISAL RIGHTS                                                                          19
            REGULATORY APPROVALS                                                                      20
            CERTAIN LEGAL PROCEEDINGS                                                                 20
        INFORMATION CONCERNING THE SPECIAL MEETING                                                    21
            TIME, DATE AND PLACE                                                                      21
            PURPOSE OF THE SPECIAL MEETING                                                            21
            RECORD DATE AND OUTSTANDING SHARES                                                        21
            QUORUM; ABSTENTIONS AND BROKER NON-VOTES                                                  21
            VOTE REQUIRED AND CERTAIN VOTING INFORMATION                                              21
            RECOMMENDATION OF THE BOARD OF DIRECTORS                                                  22
            PROXIES                                                                                   22
            REVOCATION OF PROXIES                                                                     23
            PROXY SOLICITATION                                                                        23
            APPRAISAL RIGHTS                                                                          23
        THE TRANSACTIONS                                                                              24
            BACKGROUND OF THE TRANSACTIONS                                                            24
            REASONS FOR THE TRANSACTIONS; RECOMMENDATION OF THE BOARD OF DIRECTORS                    27
            POSITION OF AFFILIATES AS TO FAIRNESS OF ASSET SALE                                       28
        THE MERGER                                                                                    30
            GENERAL                                                                                   30
            CONVERSION OF SHARES AND VESTED OPTIONS                                                   30
            TREATMENT OF UNVESTED EMPLOYEE STOCK OPTIONS                                              30
            EXCHANGE OF CERTIFICATES                                                                  31
            OPERATIONS FOLLOWING THE MERGER                                                           32
            THE MERGER AGREEMENT                                                                      33
            RELATED AGREEMENTS                                                                        40
            INTERESTS OF CERTAIN PERSONS IN THE MERGER                                                42
            CERTAIN FEDERAL INCOME TAX CONSIDERATIONS                                                 43
            ACCOUNTING TREATMENT                                                                      44
         THE ASSET TRANSACTIONS                                                                       45
            GENERAL                                                                                   45
            ASSETS TO BE SOLD                                                                         45
            PURCHASE PRICE                                                                            46
            THE ASSET PURCHASE AGREEMENT                                                              46
            RELATED AGREEMENTS                                                                        49
            INTERESTS OF CERTAIN PERSONS IN THE ASSET TRANSACTIONS                                    56
            CERTAIN FEDERAL INCOME TAX CONSIDERATIONS                                                 57
            ACCOUNTING TREATMENT                                                                      57





                                       5



        OPINIONS OF FINANCIAL ADVISOR                                                                 57
        RIGHTS OF DISSENTING SHAREHOLDERS                                                             61
        REGULATORY MATTERS                                                                            63
        SELECTED CONSOLIDATED FINANCIAL DATA                                                          64
        STOCK PRICE AND DIVIDEND INFORMATION                                                          64
        CERTAIN INFORMATION REGARDING CISCO                                                           65
        CERTAIN INFORMATION REGARDING NEWCO                                                           65
        CERTAIN INFORMATION REGARDING TELEBIT                                                         65
        CERTAIN LEGAL PROCEEDINGS                                                                     66
        SHARE OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS                                      67
        EXPERTS                                                                                       68
        SHAREHOLDER PROPOSALS                                                                         68
        OTHER MATTERS                                                                                 68
        APPENDIX A AGREEMENT AND PLAN OF REORGANIZATION DATED AS OF JULY 21, 1996 BY AND
                    AMONG CISCO SYSTEMS, INC., COBRA ACQUISITION CORPORATION AND TELEBIT
                    CORPORATION                                                                      A-1
        APPENDIX B ASSET PURCHASE AGREEMENT DATED AS OF JULY 21, 1996 BETWEEN TELEBIT (NEWCO)
                    INC. AND TELEBIT CORPORATION                                                     B-1
        APPENDIX C PREFERRED STOCK PURCHASE AND NOTEHOLDER RIGHTS AGREEMENT DATED AS OF JULY
                    21, 1996 BETWEEN TELEBIT (NEWCO) INC. AND TELEBIT CORPORATION                    C-1
        APPENDIX D OPINIONS OF ALLEN & COMPANY INCORPORATED                                          D-1
        APPENDIX E EXCERPT FROM CALIFORNIA GENERAL CORPORATION LAW RELATING TO APPRAISAL
                    RIGHTS                                                                           E-1









                                       6


                             AVAILABLE INFORMATION


    Telebit is subject to the informational requirements of the Securities and Exchange Commission (the "Commission") and in accordance therewith files reports, proxy statements, and other information in accordance with the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). These materials can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at Seven World Trade Center, 13th Floor, New York, New York 10048 and Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material also can be obtained from the Public Reference Section of the Commission, Washington, D.C. 20549 at prescribed rates. The Commission also maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission at the address "http://www.sec.gov." In addition, Telebit's Common Stock is listed on the Nasdaq National Market ("Nasdaq") and material filed by Telebit can be inspected at the offices of The Nasdaq Stock Market, Reports Section, 1735 K Street N.W., Washington, D.C. 20006.


    This Proxy Statement includes information required by the Commission to be disclosed pursuant to Rule 13e-3 under the Exchange Act, which governs so-called "going private" transactions by certain issuers of their affiliates. In accordance with the rule, Telebit has filed with the Commission, under the Exchange Act, a Schedule 13E-3 with respect to the Asset Sale. This Proxy Statement does not contain all of the information set forth in the Schedule 13E-3, parts of which are omitted in accordance with the regulations of the SEC. The Schedule 13E-3, and any amendments thereto, including exhibits filed as a part thereof, will be available for inspection and copying at the offices of the SEC as set forth above.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    The following documents filed by Telebit with the Commission (File No. 0-18374) are incorporated by reference herein, except as superseded or modified herein:

    1. Quarterly Report on Form 10-Q for the quarter ended June 29, 1996.

    2. Quarterly Report on Form 10-Q for the quarter ended March 30, 1996.

    3. Annual Report on Form 10-K for the year ended December 31, 1995.

    4. Proxy Statement for Telebit's Annual Meeting of Stockholders held on May 30, 1996.

    All documents filed by Telebit pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Special Meeting (or any adjournments or postponements thereof) shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the date of filing such documents.

    Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

    Telebit will provide without charge to each person to whom this Proxy Statement is delivered, upon the written or oral request of any such person, a copy of any document described above (other than exhibits). Requests for such copies should be directed to Brian D. Cohen, Secretary, at the principal executive offices of Telebit: One Executive Drive, Chelmsford, Massachusetts 01824, telephone (508) 441-2181.



                                       7


                                     SUMMARY

    The following is a summary of certain information contained elsewhere in this Proxy Statement, the Appendices hereto and the documents incorporated by reference herein and is qualified in its entirety by the more detailed information, and consolidated financial statements, contained or incorporated by reference in this Proxy Statement and the Appendices hereto. Shareholders of Telebit are urged to read this Proxy Statement and the accompanying Appendices in their entirety.

    This Proxy Statement contains forward looking statements about future results which are subject to risks and uncertainties. Telebit's, Newco's and Cisco's actual results may differ significantly from the results discussed in the forward-looking statements.

PARTIES TO THE TRANSACTIONS

    Telebit Corporation (together with its subsidiaries, "Telebit" or the "Company"). Telebit designs, manufactures, sells, markets and supports a family of high-performance remote network access products. These products enable customers to build: (i) dial-up local area network ("LAN") inter-networks that provide remote offices, telecommuters and mobile computer users access to corporate networks; (ii) remote LAN access networks that provide access to the Internet; and (iii) mission critical wide area network ("WAN") access facilities that provide LAN or host access over the public switched telephone network ("PSTN"). The Company's products consist primarily of the NetBlazer family of dial-up access routers and modem products consisting primarily of high-speed dial-up modems and modem network management systems. The Company markets its products worldwide through distributors, value added resellers ("VARs") and service providers. The Company also sells its modem products to certain original equipment manufacturers ("OEMs").

    The Company's strategy is to capitalize on several significant trends in the data communications industry, including: (i) the growing demand for LAN to LAN connectivity to provide affordable links between business partners, branch offices and corporate LANs over the WAN; (ii) the need for seamless internetworking and interoperability of disparate computers and computer networks; (iii) the growing demand for client to LAN connectivity resulting from the growth in sales of laptop and notebook size computers to mobile workers and telecommuters; (iv) the continuing evolution of high-speed analog and digital technology enabling dial-up networking solutions; and (v) the need for high-density, lower cost, central site remote network access solutions.

    As part of this strategy the Company seeks to identify remote network access market segments requiring high performance solutions and to develop or license products targeting these markets. During the third quarter of 1995, the Company identified a market need for high-density, lower-cost, central site remote network access solutions. In response to this market need, the Company undertook the development of its MICA Technology. The MICA Technology is being developed to allow organizations to eliminate the need for multiple analog lines and corresponding analog modems and replace this functionality with a high-density ISA card-based digital modem solution using a single common high-speed digital line with the ability to dynamically configure channels to handle both digital and digitized analog transmissions. See "Certain Information Regarding Telebit."

    Telebit was incorporated in California in July 1982. Telebit's executive offices are located at One Executive Drive, Chelmsford, Massachusetts 01824, and its telephone number at that location is (508) 441-2181.

    Cisco Systems, Inc. (together with its subsidiaries, "Cisco"). Cisco develops, manufactures, markets and supports high-performance, multiprotocol internetworking systems that link geographically dispersed LANs and WANs to form a single information infrastructure. Cisco products include a wide range of routers, LAN and Asynchronous Transfer Mode ("ATM") switches, dial-up access servers and network management software solutions. The common thread running through these products is the Cisco Internetwork Operating System ("Cisco IOS") software, a sophisticated suite of networking capabilities that provides network connectivity, security and interoperability for all of today's standard data protocols, media access methods and products from leading information service vendors. The Cisco IOS software today provides the native intelligence for more than 450,000 installed Cisco units and is an integral part of the products of more than two dozen global partners.



                                       8


    Cisco sells its products in approximately 75 countries through a combination of direct sales, distributors, and direct and indirect resellers. Cisco's worldwide OEM customers and resellers include Alcatel, AT&T, British Telecom, Cabletron Systems, Digital Equipment Company, Ericsson, Hewlett-Packard, MCI, NEC Company, Olivetti, Siemens, Sprint, Unisys and US West. Cisco has established technology partnerships with a number of companies to address specialized segments of the internetworking marketplace, and has partnered with leading WAN technology and service providers to offer flexible options to customers. Cisco offers customer service and support through its technical assistance centers in California, North Carolina, Australia and Belgium, and provides on-site hardware maintenance on a worldwide basis through IBM, AT&T and Hewlett-Packard. See "Certain Information Regarding Cisco."

    Cisco was incorporated in California in December 1984. Cisco's executive offices are located at 170 West Tasman Drive, San Jose, California 95134 and its telephone number at that location is (408) 526-4000.


    Cobra Acquisition Corporation ("Merger Sub"). Merger Sub is a California corporation and a wholly-owned subsidiary of Cisco recently organized by Cisco for the purpose of effecting the Merger. It has no material assets and has not engaged in any activities except in connection with the proposed Merger. Merger Sub's executive offices are located at 170 West Tasman Drive, San Jose, California 95134, and its telephone number at that location is (408) 526-4000.


    Telebit (Newco) Inc. ("Newco"). Newco is a Delaware corporation recently organized by James D. Norrod, President and Chief Executive Officer of Telebit, for the purpose of effecting the Asset Sale. It has no material assets and has not engaged in any activities except in connection with the proposed Asset Transactions. See "Certain Information Regarding Newco." Newco's executive offices are located at One Executive Drive, Chelmsford, Massachusetts 01824, and its telephone number at that location is (508) 441-2181.

INFORMATION CONCERNING THE SPECIAL MEETING

    Date, Time and Place of Special Meeting. A Special Meeting of the shareholders of Telebit will be held on Thursday, October 10, 1996, at 10:00 a.m., local time, at the offices of the Company, One Executive Drive, Chelmsford, Massachusetts 01824. See "Information Concerning the Special Meeting
- -- Time, Date and Place."


    Purpose of Special Meeting. The purpose of the Special Meeting is: (i) to consider and vote upon a proposal to approve and adopt the Merger Agreement and to approve consummation of the Merger; (ii) to consider and vote upon a proposal to approve and adopt the Asset Purchase Agreement and to approve consummation of the Asset Sale; (iii) to consider and vote upon a proposal to adjourn the Special Meeting in the event there are not sufficient votes at the time of the Special Meeting to approve and adopt the Merger Agreement and approve the Merger and/or approve and adopt the Asset Purchase Agreement and approve the Asset Sale; and (iv) to transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof. See "Information Concerning the Special Meeting -- Purpose of Special Meeting."

    Record Date; Shares Entitled to Vote. Only shareholders of record as of the close of business on September 18, 1996 will be entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were __________ shares of Telebit Common Stock outstanding and entitled to vote, which were held by approximately __________ holders of record. See "Information Concerning the Special Meeting -- Record Date and Outstanding Shares."


    Quorum; Abstentions and Broker Non-Votes. The required quorum for the transaction of business at the Special Meeting is a majority of the shares of Telebit Common Stock issued and outstanding as of the Record Date. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the meeting for the purpose of determining the presence of a quorum. Because (i) approval and adoption of the Merger Agreement and consummation of the Merger and (ii) approval and adoption of the Asset Purchase Agreement and consummation of the Asset Sale each require the affirmative vote of a majority of the outstanding shares of Telebit Common Stock entitled to vote thereon, abstentions and broker non-votes on either or both proposals will have the same effect as votes against the Merger Agreement and consummation of the Merger and/or Asset Purchase Agreement and consummation of the Asset Sale, as the case may be. See "Information Concerning the Special Meeting -- Quorum; Abstentions and Broker Non-votes."


                                       9



THE ACTIONS PROPOSED IN THIS PROXY STATEMENT ARE NOT MATTERS THAT CAN BE VOTED ON BY BROKERS HOLDING SHARES FOR BENEFICIAL OWNERS WITHOUT THE OWNERS' SPECIFIC INSTRUCTIONS. ACCORDINGLY, ALL BENEFICIAL OWNERS OF TELEBIT COMMON STOCK ARE URGED TO RETURN THE ENCLOSED PROXY CARD MARKED TO INDICATE THEIR VOTES.


    Vote Required; Certain Voting Information. Approval and adoption of the Merger Agreement and approval of consummation of the Merger and approval and adoption of the Asset Purchase Agreement and consummation of the Asset Sale will, in each case, require the affirmative vote of the holders of a majority of the outstanding shares of Telebit Common Stock entitled to vote. In the event the shareholders of the Company (i) vote in favor of the proposal to approve and adopt the Merger Agreement and approve consummation of the Merger but vote against the proposal to approve and adopt the Asset Purchase Agreement and approve consummation of the Asset Sale or (ii) vote in favor of the proposal to approve and adopt the Asset Purchase Agreement and approve consummation of the Asset Sale but vote against the proposal to approve and adopt the Merger Agreement and approve consummation of the Merger, neither transaction will be consummated. See "The Merger -- The Merger Agreement -- Conditions to the Merger" and "The Asset Transactions -- The Asset Purchase Agreement -- Conditions to the Asset Sale."

    As of the Record Date, directors and executive officers of Telebit and their affiliates owned approximately 7.2% of the outstanding shares of Telebit Common Stock (approximately 16.4% assuming the exercise of all vested options held by such persons). See "Share Ownership of Management and Principal Shareholders." Each of the directors and executive officers of Telebit has agreed to vote all shares of Telebit Common Stock over which such director or executive officer has voting control in favor of approval and adoption of the Merger Agreement and approval of consummation of the Merger, and approval and adoption of the Asset Purchase Agreement and approval and adoption of the Asset Sale and has executed an irrevocable proxy in connection therewith. See "Information Concerning the Special Meeting -- Vote Required and Certain Voting Information" and "The Merger
- -- Related Agreements -- Voting Agreements."


THE TRANSACTIONS


    Reasons for the Transactions. The Telebit Board considered a number of factors in determining to recommend approval of the Transactions, including: (i) the increased competition, consolidation and rapid technological change in the networking industry making it difficult to compete effectively; (ii) the recent financial performance of Telebit; (iii) the current financial market conditions and the historical market information concerning Telebit Common Stock; (iv) the significant premium of the all-cash Merger Consideration over the recent price of Telebit Common Stock; (v) the current market conditions for networking stocks generally; and (vi) the opinions of the financial advisor of Telebit that the consideration to be received by (a) holders of Telebit Common Stock pursuant to the Merger is fair to such holders from a financial point of view and (b) Telebit pursuant to the Asset Sale is fair to Telebit from a financial point of view. See "The Transactions -- Background of the Transactions"; " -- Reasons for the Transactions; Recommendation of the Board of Directors" and "Opinions of Financial Advisor."

    Recommendation of the Board of Directors. The Telebit Board, based on the unanimous recommendation of the Special Committee, has approved the Merger Agreement and consummation of the Merger by the unanimous vote of all non-interested directors and believes that the Merger is fair and in the best interests of Telebit and its shareholders. Michael K. Ballard, who will be employed by Cisco following consummation of the Transactions, abstained from voting on the proposal to approve the Merger Agreement and consummation of the Merger. The Telebit Board, based on the unanimous recommendation of the Special Committee, also has approved the Asset Purchase Agreement and consummation of the Asset Sale by the unanimous vote of all non-interested directors and believes that the Asset Purchase Agreement and consummation of the Asset Sale is fair and in the best interest of Telebit and its shareholders. Mr. Norrod, the President and Chief Executive Officer of Telebit and President, sole director and sole stockholder of Newco, abstained from voting on the proposal to approve the Asset Purchase Agreement and consummation of the Asset Sale. The Board recommends a vote by the shareholders of the Company FOR approval and adoption of the Merger Agreement and approval of consummation of the Merger and FOR
approval  and  adoption  of  the  Asset  Purchase   Agreement  and  approval  of
consummation of the Asset Sale. See "Information  Concerning the Special Meeting
- -- Recommendation of the Board of Directors"; and "The Transactions -- Reasons for the Transactions; Recommendation of the Board of Directors."




                                       10



    Position of Affiliates as to Fairness of Asset Sale. The Affiliates have reviewed the terms and provisions of the Asset Purchase Agreement and the related agreements and believe that the Asset Sale is fair from a financial point of view to the unaffiliated shareholders of the Company. This conclusion was based upon (i) Mr. Norrod's understanding of the value of the ongoing operations of the Company's modem and networking product lines (the "Legacy Business") based on his experience as President and Chief Executive Officer of the Company since May 1993; (ii) the fact that prior to the announcement of its MICA technology in November 1995, the Telebit Common Stock had reached an all time low of $2 7/8 ; (iii) that no significant research and development efforts had been expended by the Company to enhance its Legacy Business, all such research and development efforts being expended to further the development of the Company's MICA technology; (iv) a trend of declining bookings for the Company's legacy products; and (v) that working capital, especially cash, had declined significantly from approximately $14.6 million at September 30, 1995 to approximately $8.7 million at June 29, 1996. In light of the foregoing, the Affiliates concluded that the Asset Sale was fair from a financial point of view to the unaffiliated shareholders of the Company. This belief, however, should not be construed as a recommendation by the Affiliates to the unaffiliated shareholders to (i) approve and adopt the Merger Agreement and approve consummation of the Merger or (ii) approve and adopt the Asset Purchase Agreement and approve consummation of the Asset Sale.


THE MERGER

    General. Cisco, Merger Sub and Telebit have entered into the Merger Agreement, whereby Merger Sub will be merged with and into Telebit, resulting in Telebit becoming a wholly-owned subsidiary of Cisco. See "The Merger."

    Conversion of Shares and Vested Options. Upon consummation of the Merger, each then outstanding share of Telebit Common Stock will be automatically converted into the right to receive the Merger Consideration. In addition, upon consummation of the Merger, each then outstanding option under Telebit's stock option plans shall, to the extent exercisable at such time for vested shares of Telebit Common Stock be canceled, and the holder of each such canceled option shall be entitled to receive a cash sum per vested share of Telebit Common Stock equal to the Merger Consideration less the exercise price per share of Telebit Common Stock in effect under that option immediately prior to consummation of the Merger. As of the Record Date, options to purchase an aggregate of 1,283,307 vested shares of Telebit Common Stock were outstanding. In addition, the vesting of options to purchase an aggregate of 183,183 shares of Telebit Common Stock will be accelerated in connection with consummation of the Merger. See "The Merger -- Conversion of Shares and Vested Options."

    Treatment of Unvested Employee Stock Options. Each option outstanding upon consummation of the Merger under Telebit's 1995 Stock Option Plan (the "1995 Plan") held by a Telebit employee who will continue his or her employment with Telebit following consummation of the Merger shall, to the extent that the option is not at such time exercisable for vested shares of Telebit Common Stock, be assumed by Cisco and shall automatically be converted into an option to purchase the number of shares of the common stock of Cisco, $.01 par value per share (the "Cisco Common Stock"), determined by multiplying the number of unvested shares of Telebit Common Stock subject to that option immediately prior to consummation of the Merger by a factor obtained by dividing the Merger Consideration by the average of the closing selling price per share of Cisco Common Stock as quoted on Nasdaq for each of the five trading days ending with the second trading day immediately preceding the date of the Special Meeting, rounded down to the nearest whole number of shares of Cisco Common Stock, at an exercise price per share, rounded up to the nearest whole cent, equal to the exercise price per share of the Telebit option at the time of consummation of the Merger multiplied by a factor obtained by dividing the average of the closing selling price per share of Cisco Common Stock as quoted on Nasdaq for each of each of the five trading days ending with the second day immediately preceding the date of the Special Meeting by the Merger Consideration. The other terms of the options under Telebit's 1995 Plan assumed by Cisco, including vesting schedules, will remain unchanged. As of the Record Date, 107,077 options were outstanding under Telebit's 1995 Plan and are expected to be assumed by Cisco which, assuming a price of $______ per share of the common stock of Cisco, $.01 par value per share (the "Cisco Common Stock"), will be exercisable for approximately ___________ shares of Cisco Common Stock. Following the effectiveness of the Merger, with respect to any Telebit option assumed by Cisco, Cisco will issue to each holder of such assumed option a document



                                       11



evidencing the assumption of the option by Cisco. Each option outstanding upon consummation of the Merger under Telebit's 1995 Plan which is held by an employee of Telebit who will become an employee of Newco immediately following consummation of the Merger shall, to the extent that the option is not at such time exercisable for vested shares of Telebit Common Stock, be treated in the manner determined by Newco. All other options outstanding at the time of consummation of the Merger under Telebit's stock option plans shall, to the extent not exercisable for vested shares of Telebit Common Stock at that time, terminate and cease to be outstanding. As of the Record Date, there shall be no such options to be so terminated. Outstanding purchase rights under the Telebit 1990 Employee Stock Purchase Plan shall be exercised prior to consummation of the Merger, and shares so purchased, shall automatically be converted upon consummation of the Merger into the right to receive the Merger Consideration. See "The Merger -- Treatment of Unvested Employee Stock Options."


    Exchange of Certificates. Following consummation of the Merger, a letter of transmittal with instructions for completion thereof will be mailed to each holder of record of Telebit Common Stock and stock option agreements with respect to vested Telebit options ("Vested Option Agreements") for use in exchanging Telebit Common Stock certificates and Vested Option Agreements for the Merger Consideration. HOLDERS OF TELEBIT COMMON STOCK AND VESTED OPTION
AGREEMENTS SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES OR VESTED OPTION AGREEMENTS FOR EXCHANGE UNTIL THEY HAVE RECEIVED THE LETTER OF TRANSMITTAL AND INSTRUCTIONS. See "The Merger -- Exchange of Certificates."

    Operations Following the Merger. Following the Merger, subject to the Asset Transactions, Telebit will continue its operations as a wholly-owned subsidiary of Cisco. See "The Merger -- Operations Following the Merger."

THE MERGER AGREEMENT

    Representations, Warranties and Covenants. The Merger Agreement contains various representations and warranties of the parties, including representations by Cisco, Telebit and Merger Sub as to their respective organization and corporate power and their authority to enter into the Merger Agreement and to consummate the Merger. Telebit covenanted that, until the termination of the Merger Agreement or consummation of the Merger, it will take reasonable efforts to meet the product development schedule for its MICA-based products, it will carry on its business in the ordinary course and attempt to preserve its present business and relationships with customers, suppliers and others, it will not take certain actions without Cisco's consent, and it will use its best efforts to consummate the Merger. See "The Merger -- The Merger Agreement -- Representations, Warranties and Covenants."

    No Solicitation of Transactions. Telebit has further agreed that Telebit and its subsidiaries and the officers, directors, employees or other agents of Telebit and its subsidiaries will not, directly or indirectly: (i) take any action to solicit, initiate or encourage any Takeover Proposal (as defined) or
(ii) subject to the terms of the immediately following sentence, engage in negotiations with, or disclose any nonpublic information relating to Telebit or any of it subsidiaries to, or afford access to the properties, books or records of Telebit or any of its subsidiaries to, any person that has advised Telebit that it may be considering making, or that has made, a Takeover Proposal; provided, that the foregoing shall not prohibit the Telebit Board from taking and disclosing to Telebit's shareholders a position with respect to a tender offer pursuant to Rules 14d-9 and 14e-2 promulgated under the Exchange Act. Notwithstanding the immediately preceding sentence, if an unsolicited Takeover Proposal, or an unsolicited written expression of interest that Telebit reasonably expects to lead to a Takeover Proposal, shall be received by the Telebit Board, then, to the extent the Telebit Board believes in good faith (after consultation with its financial advisor) that such Takeover Proposal would, if consummated, result in a transaction more favorable to Telebit's shareholders from a financial point of view than the transactions contemplated by the Merger Agreement (any such more favorable Takeover Proposal being referred to herein as a "Superior Proposal") and the Telebit Board determines in good faith after consultation with outside legal counsel that it would be inconsistent with the Board's fiduciary duties to shareholders under applicable law, Telebit and its officers, directors, employees, investment bankers, financial advisors, attorneys, accountants and other representatives retained by it may furnish in connection therewith information and take such other actions as are consistent with the fiduciary obligations of the Telebit Board, and such actions shall not be considered a breach of the Merger


                                       12



Agreement; provided, that in each such event Telebit notifies Cisco of such determination by the Telebit Board and provides Cisco with a true and complete copy of the Superior Proposal received from such third party, if the Superior Proposal is in writing, or a complete written summary thereof, if it is not in writing, and provides Cisco with all documents containing or referring to non-public information of Telebit that are supplied to such third party; provided, further, that: (i) the Telebit Board has determined, with the advice of Telebit's investment bankers, that such third party is capable of making a Superior Proposal upon satisfactory completion of such third party's review of the information supplied by Telebit; (ii) the third party has stated that it intends to make a Superior Proposal; (iii) Telebit may not provide any non-public information to any such third party if it has not prior to the date thereof provided such information to Cisco or Cisco's representatives; and (iv) Telebit provides such non-public information pursuant to a non-disclosure agreement substantially the same as or otherwise at least as restrictive on such third party as the Confidentiality Agreement is on Cisco; provided, however, that Telebit shall not, and shall not permit any of its officers, directors, employees or other representatives to agree to or endorse any Takeover Proposal unless Telebit shall have terminated the Merger Agreement and paid to Cisco all amounts payable to Cisco pursuant to the Merger Agreement. Telebit will promptly notify Cisco after receipt of any Takeover Proposal or any notice that any person is considering making a Takeover Proposal or any request for non-public information relating to Telebit or any of its subsidiaries or for access to the properties, books or records of Telebit or any of its subsidiaries by any person that has advised Telebit that it may be considering making, or that has made, a Takeover Proposal and will keep Cisco fully informed of the status and details of any such Takeover Proposal notice, request or any correspondence or communications related thereto and shall provide Cisco with a true and complete copy of such Takeover Proposal notice request or correspondence or communications related thereto, if it is in writing, or a complete written summary thereof, if it is not in writing. In addition, under certain circumstances the Cisco Option (as defined below) would then become exercisable. See "The Merger -- The Merger Agreement -- No Solicitation of Takeover Proposal," " -- Fees and Expenses; Termination Fee" and " -- Related Agreements
- -- Stock Option Agreement."


    Conditions to the Merger. In addition to the requirement that the requisite approval of Telebit shareholders be received, consummation of the Merger is subject to a number of other conditions that, if not satisfied or waived, may cause the Merger not to be consummated and the Merger Agreement to be terminated. Each party's obligation to consummate the Merger is conditioned on, among other things, consummation of the Asset Sale, the accuracy of the other party's representations, the other party's performance of its covenants, and the absence of legal action preventing consummation of the Merger. At any time prior to the Merger, either party may waive compliance with any of the agreements or satisfaction of any of the conditions in the Merger Agreement. See "The Merger
- -- The Merger Agreement -- Conditions to the Merger."

    Closing. As promptly as practicable after the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub and Telebit will file an Agreement of Merger with the Secretary of State of California. The Merger will become effective upon such filing (the "Effective Time"). It is anticipated that, assuming all conditions are met, the Merger will occur and a closing will be held on or before October 11, 1996. See "The Merger -- The Merger Agreement
- -- Closing."

    Termination, Amendments and Waivers. The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by the Telebit shareholders: (i) by the mutual consent duly authorized by the Board of Directors of Cisco and Telebit; (ii) by either Cisco or Telebit if, without fault of the terminating party, the Merger is not consummated on or before December 31, 1996 (or such later date that the parties may agree to in writing);
(iii) by Cisco, if (a) Telebit breaches any of its representations, warranties or obligations under the Merger Agreement and such breach is not cured within ten (10) business days of receipt by Telebit of written notice of such breach;
(b) the Telebit Board shall have withdrawn or modified its recommendation of the Merger Agreement or the Merger in a manner adverse to Cisco, or shall have resolved to do any of the foregoing or (c) for any reason Telebit fails to call and hold the Special Meeting by November 15, 1996; (iv) by Telebit, if Cisco breaches any of its respective representations, warranties or obligations under the Merger Agreement and such breach is not cured within ten (10) days following receipt by Cisco of written notice of such breach; (v) by either Cisco or Telebit if a Trigger Event (as defined) or Takeover Proposal (as defined) shall have occurred and the Telebit Board in connection therewith, after consultation with its legal counsel, withdraws or modifies its approval and recommendation of the Merger Agreement and the Merger in a manner adverse to Cisco after determining that to cause Telebit to proceed with the Merger would not be consistent with the Telebit Board's


                                       13


fiduciary duty to the shareholders of Telebit; or (vi) by either Cisco or Telebit if (x) any permanent injunction or other order of a court or other competent authority preventing consummation of the Merger becomes final and nonappealable or (y) any required approval of the shareholders of Telebit is not obtained by reason of the failure to obtain the required vote upon a vote held at a duly held meeting of shareholders or at any adjournment thereof.

    The Merger Agreement may be amended by Cisco and Telebit at any time before or after approval by the Telebit shareholders, except that, after such approval, no amendment may be made which: (i) alters or changes the amount or kind of consideration to be received upon conversion of the Telebit Common Stock; (ii) alters or changes any term of the Articles of Incorporation of the surviving corporation to be effected by the Merger; or (iii) alters or changes any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the holders of Telebit or Merger Sub Common Stock.

    At any time prior to the Effective Time, either of Cisco or Telebit may, to the extent legally allowed, by execution of an instrument duly authorized in writing signed on behalf of such party: (i) extend the time for the performance of any of the obligations or acts of the other party set forth in the Merger Agreement; (ii) waive any inaccuracies in the representations and warranties made to such party in the Merger Agreement or in any document delivered pursuant to the Merger Agreement; and (iii) waive compliance with any of the agreements or conditions for the benefit of such party under the Merger Agreement. See "The Merger -- The Merger Agreement -- Termination, Amendments and Waivers."

    Fees and Expenses; Termination Fee. Whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger Agreement and the Merger will be paid by the party incurring the expense. Notwithstanding the foregoing, if, under certain circumstances, Cisco or Telebit terminates the Merger Agreement, Telebit must promptly pay to Cisco all of the fees and out-of-pocket costs (up to an aggregate amount not to exceed $1 million) incurred by Cisco in connection with the Merger Agreement and the Merger, and, under certain circumstances, a cash sum of up to $8 million. In addition, if Telebit terminates the Merger Agreement as a result of a breach by Cisco of the representations, warranties, or obligations of Cisco contained in the Merger Agreement which breach remains uncured, Cisco must promptly pay to Telebit all of the fees and out-of-pocket costs (up to an aggregate amount not to exceed $1 million) incurred by Telebit in connection with the Merger Agreement and the Merger. In addition, under certain circumstances the Cisco Option would then become exercisable. See "The Merger -- The Merger Agreement -- Fees and Expenses; Termination Fee" and " -- Related Agreements -- Stock Option Agreement."

    Indemnification and Insurance. Cisco has agreed that, from and after the Effective Time, Cisco will, and will cause Telebit to indemnify the present and former officers, directors, employees and agents of Telebit against certain liabilities, including, without limitation, liabilities arising out of or pertaining to the transactions contemplated by the Merger Agreement.

    For four years after the Effective Time, Cisco will either (i) at all times maintain at least $500 million in cash, marketable securities and unrestricted lines of credit to be available to indemnify the present and former officers, directors, employees and agents of Telebit against certain liabilities; or (ii) cause Telebit to use its best efforts to maintain in effect Telebit's current policies for directors and officers' liability insurance, or policies substantially equivalent to the policies then maintained by Telebit. See "The Merger -- The Merger Agreement -- Indemnification and Insurance."


    Deregistration of Telebit Common Stock. Following the Effective Time, the shares of Telebit Common Stock will cease to be registered under the Exchange Act and will cease to be publicly traded. See "The Merger -- Operations Following the Merger."


RELATED AGREEMENTS

    Voting Agreements. In connection with the Merger, certain shareholders of Telebit have entered into voting agreements dated as of July 21, 1996 (the "Voting Agreements") with Cisco. The terms of such Voting Agreements provide that each of such shareholders will vote all shares of Telebit Common Stock beneficially owned by such shareholders in favor of the approval of the Merger Agreement and consummation of the Merger and against any


                                       14


competing proposals. The Voting Agreements are accompanied by irrevocable proxies whereby the shareholders of Telebit provide to Cisco the right to vote their shares on the proposals relating to the Merger Agreement and the Merger at the Special Meeting and any competing proposal at a Telebit stockholder meeting. Holders of approximately 7.2% (exclusive of any shares issuable upon the exercise of any options held by such holders) of the shares of Telebit Common Stock entitled to vote at the Special Meeting have entered into such Voting Agreements and irrevocable proxies. See "The Merger -- Related Agreements -- Voting Agreements."


    Stock Option Agreement. Cisco and Telebit have entered into a Stock Option Agreement pursuant to which Cisco has the right, under certain circumstances, to acquire up to 2,071,000 shares of authorized and unissued Telebit Common Stock (or approximately fifteen percent (15%) of the outstanding Telebit Common Stock prior to such issuance) at a price per share of $13.35 (the "Cisco Option"). See "The Transactions -- Background of the Transactions," "-- Reasons for the Transactions, Recommendation of the Board of Directors" and "The Merger -- Related Agreements -- Stock Option Agreement."


Interests of Certain Persons in the Merger


    In considering the recommendation of the Telebit Board with respect to the Merger, shareholders of Telebit should be aware that certain officers and directors of Telebit have interests in the Merger, that present them with potential conflicts of interests. See "The Merger -- Interests of Certain Persons in the Merger."


Certain Federal Income Tax Considerations

    As a result of the Merger, holders of Telebit Common Stock generally will recognize capital gain or loss equal to the difference between the amount of cash received in the Merger or pursuant to the exercise of dissenter's rights and the adjusted tax basis of the Telebit Common Stock exchanged therefor. Such capital gain or loss will be long-term capital gain or loss if the holding period of the Telebit Common Stock is more than one year. TELEBIT SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF THE MERGER. See "The Merger -- Certain Federal Income Tax Considerations."

ACCOUNTING TREATMENT

    The Merger is expected to be accounted for under the purchase method of accounting, with Cisco as the acquiring party, in accordance with generally accepted accounting principles. Under the purchase method of accounting, the purchase price of Telebit, including direct costs of the Merger, will be allocated to the assets acquired and liabilities assumed based upon their estimated fair values, with any excess of the purchase price over the estimated fair value of net assets acquired being recorded as goodwill. See "The Merger -- Accounting Treatment."

THE ASSET TRANSACTIONS

    General. The Asset Purchase Agreement sets forth certain transactions pursuant to which substantially all of the assets and liabilities of Telebit will be sold to and assumed by Newco in consideration for $31.5 million aggregate principal amount of Secured Senior Subordinated Promissory Notes due 2001 of Newco. In connection with the Asset Sale, Telebit will purchase 3,500 shares of Newco's newly issued Class A Redeemable Preferred Stock at an aggregate purchase price of $3.5 million. See "The Asset Transactions -- General."


    Assets to be Sold. Pursuant to the terms of the Asset Purchase Agreement, all of the assets, properties and business of Telebit, other than: (i) the MICA Assets; (ii) all other Telebit patents and patent applications; (iii) $3.5 million in cash; (iv) Telebit's rights to enforce any non-competition provision relating to the MICA Assets that may exist in any agreements between Telebit and any of its employees; and (v) all rights under Telebit's current and former directors' and officers' liability insurance policies (collectively, the "Excluded Assets"), will be sold to Newco. In addition, Newco will assume all liabilities relating to the business and assets of Telebit other than any liability or obligation related to an Excluded Asset arising after consummation of the Asset Sale and fifty percent (50%), up to an aggregate of $550,000, of the fees and expenses of Telebit incurred in connection with the Asset Transactions and the Merger and any liability of Telebit for taxes with respect to the Asset Sale (the "Assumed Liabilities"). See "The Asset Transactions -- Assets to be Sold."


                                       15


    Purchase Price. The purchase price for the Purchased Assets (the "Purchase Price") is the Secured Senior Subordinated Note due 2001 of Newco in the principal amount of $31.5 million and the assumption of the Assumed Liabilities. In connection, and simultaneously, with the Asset Sale, Telebit will purchase 3,500 shares of Newco's newly issued Class A Redeemable Preferred Stock for an aggregated purchase price of $3.5 million. See "The Asset Transaction -- Purchase Price" and " -- Related Agreements -- Preferred Stock Purchase and Noteholder Rights Agreement."

THE ASSET PURCHASE AGREEMENT.

    Representations,  Warranties  and Covenants.  The Asset  Purchase  Agreement
contains various representations and warranties of the parties, including representations and warranties of Newco and Telebit as to their respective organization and authority to enter into the Asset Purchase Agreement and to consummate the Asset Sale. Telebit covenanted that, until the date of consummation of the Asset Sale, it will carry on the Business (as defined) in the ordinary course and attempt to preserve its present business organization and relationships with third parties of the Business, it will not take certain actions, and it will use its best efforts to consummate the Asset Sale. See "The Asset Transactions -- The Asset Purchase Agreement -- Representations, Warranties and Covenants."

    Employees, Offers of Employment, Employee Benefit Plans. On or prior to consummation of the Asset Sale, Newco may at its sole discretion offer employment to employees of the Business who have not been offered employment by Cisco pursuant to the Merger Agreement. See "The Asset Transactions -- The Asset Purchase Agreement -- Employees, Offers of Employment, Employee Benefit Plans."


    Conditions to the Asset Sale. In addition to the requirement that the requisite approval of Telebit shareholders be received, consummation of the Asset Sale is subject to a number of other conditions that, if not satisfied or waived, may cause the Asset Sale not to be consummated and the Asset Purchase Agreement to be terminated. Each party's obligation to consummate the Asset Sale is conditioned on, among other things, the satisfaction of all of the conditions to the closing of the Merger (other than the closing of the Asset Sale) and the receipt by Newco and Telebit of a certificate to that effect from each of the parties to the Merger Agreement, the accuracy of the other party's representations, the other party's performance of its obligations under the
Asset Purchase Agreement, and the absence of legal action preventing consummation of the Asset Sale. See "The Asset Transactions -- The Asset Purchase Agreement -- Conditions to the Asset Sale."


    Indemnification. Newco has agreed, for a period of ten (10) years from consummation of the Asset Sale, to indemnify and hold harmless Telebit, any of its affiliates and the directors, officers, employees, counsel or agents of Telebit or any such affiliate from and against certain liabilities, including, without limitation, liabilities arising out of or pertaining to, the Purchased Assets, the Assumed Liabilities, the Asset Sale or the Business.

    Telebit has agreed, for a period of ten (10) years from consummation of the Asset Sale, to indemnify and hold harmless the directors, officers, employees, counsel or agents of Newco or any of its affiliates, against certain liabilities, including, without limitation, liabilities arising out of or pertaining to the Excluded Assets or the excluded liabilities. See "The Asset Transactions -- The Asset Purchase Agreement -- Indemnification."

    Termination; Costs and Expenses; Amendment and Waiver. The Asset Purchase Agreement may be terminated at any time prior to consummation of the Asset Sale:
(i) by the mutual written agreement of Telebit and Newco; (ii) by either Telebit or Newco, if, without fault of the terminating party, the Asset Sale shall not have been consummated on or before December 31, 1996; (iii) by either Telebit or Newco if there shall be any law or regulation that makes consummation of the Asset Sale illegal or otherwise prohibited or if consummation of the Asset Sale would violate any nonappealable final order, decree or judgment of any court or governmental body of competent jurisdiction; or (iv) by Telebit or Newco if the Merger Agreement is terminated pursuant to the provisions contained therein. If the Asset Purchase Agreement is terminated, such termination shall be without liability of either party to the other party; provided that if such termination shall result from the willful failure of either party to fulfill a condition to the performance of the obligations of the other party or to perform a covenant of the Asset Purchase Agreement or from a willful breach by either party to the Asset Purchase Agreement, such party shall be fully liable for any and all losses incurred or suffered by the other party as a result of such failure or breach. At any time prior to consummation of the Asset Sale, any provision of the Asset Purchase Agreement


                                       16


may be amended or waived by the execution of a written amendment or waiver signed by both parties or by the party against whom the waiver is to be effected, respectively. See "The Asset Transactions -- The Asset Purchase Agreement -- Termination; Costs and Expenses; Amendment and Waiver."

RELATED AGREEMENTS

 Preferred Stock Purchase and Noteholder Rights Agreement.


    General. The Preferred Stock Purchase and Noteholder Rights Agreement sets forth the terms and conditions on which Telebit will purchase 3,500 shares (the "Preferred Stock") of Newco's Class A Redeemable Preferred Stock, for an aggregate purchase price of $3.5 million. The Preferred Stock Purchase and Noteholder Rights Agreement also sets forth the rights of the holders of the Notes to be issued by Newco to Telebit in connection with the Asset Sale. See "The Asset Transactions -- Related Agreements -- Preferred Stock Purchase and Noteholder Rights Agreement."


 Preferred Stock.

    Voting and Dividends. The Preferred Stock will be non-voting, except as otherwise required by law. Holders of the Preferred Stock will be entitled to receive cumulative dividends at an annual rate of eight percent (8%) per share, payable quarterly commencing December 31, 1996; provided, however, that all accrued and unpaid dividends, whether or not earned or declared, shall bear interest from the applicable payment date until paid at an annual rate of ten percent (10%) per share. See "The Asset Transactions -- Related Agreements -- Preferred Stock Purchase and Noteholder Rights Agreement."

    Liquidation. Upon any liquidation, dissolution or winding up of Newco, the holders of the Preferred Stock shall be entitled to receive $1,000 per share plus an amount equal to any dividends declared but unpaid on the Preferred Stock. See "The Asset Transactions -- Related Agreements -- Preferred Stock Purchase and Noteholder Rights Agreement."


    Redemption. Newco is obligated to redeem all of the then outstanding shares of Preferred Stock on the earlier of September 30, 2001 or thirty (30) days after the closing of an initial public offering of its common stock registered under the Securities Act. Newco is also obligated to partially redeem the then outstanding Preferred Stock based upon Excess Cash Flow (as defined) and upon the occurrence of certain Permitted Dispositions (as defined) and Additional Financings (as defined). In addition, Newco may, at any time, at its sole discretion, redeem any or all outstanding shares of Preferred Stock. See "The Asset Transactions -- Related Agreements -- Preferred Stock Purchase and Noteholder Rights Agreement."


 The Notes.

    Principal Amount; Maturity; Related Security Agreement; Subordination. The Notes will be subordinated secured obligations of Newco limited to an aggregate principal amount of $31.5 million and will mature on September 30, 2001. The Notes will be secured by, and entitled to the benefits of, a Security Agreement to be executed concurrently with issuance of the Notes pursuant to which Newco will grant to Telebit a security interest in, all of Newco's inventory, equipment, accounts, intellectual property, all other assets and proceeds of the foregoing to secure the performance of its obligations under the Notes. The Notes will be subordinate and junior in right of payment to all existing and future Senior Debt (as defined) of Newco. See "The Asset Transactions -- Related Agreements -- Preferred Stock Purchase and Noteholder Rights Agreement."

    Interest Rate. The Notes will bear interest at the rate of eight percent (8%) per annum, payable annually at December 31 of each year, commencing December 31, 1996. Upon the occurrence of an Event of Default (as defined) interest shall be payable from the date of such Event of Default on the whole amount remaining unpaid at the rate of ten percent (10%) per annum, until such Event of Default has been cured or waived. See "The Asset Transactions -- Related Agreements -- Preferred Stock Purchase and Noteholder Rights Agreement."



                                       17


    Prepayment. Newco is required, upon the occurrence of certain Liquidity Events (as defined), to prepay all of the Notes. Newco is also required to make partial prepayments on the Notes based upon Excess Cash Flow (as defined) and upon the occurrence of certain Permitted Dispositions (as defined) and Additional Financings (as defined). In addition, Newco may prepay the Notes at its option, at any time. See "The Asset Transactions -- Related Agreements -- Preferred Stock Purchase and Noteholder Rights Agreement."

    Events of Default; Annulment of Defaults. Upon the occurrence of an Event of Default the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon and all other amounts payable pursuant to the Preferred Stock Purchase and Noteholder Rights Agreement shall become due and payable as described in the Preferred Stock Purchase and Noteholder Rights Agreement. Acceleration upon an Event of Default may be annulled and rescinded under certain circumstances. See "The Asset Transactions -- Related Agreements -- Preferred Stock Purchase and Noteholder Rights Agreement."


    Representations and Warranties and Covenants. The Preferred Stock Purchase and Noteholder Rights Agreement contains various representations and warranties of Newco, including representations and warranties regarding its organization and capitalization, its authority to enter into the Preferred Stock Purchase and Noteholder Rights Agreement and to deliver the Preferred Stock and the Notes, the absence of litigation that would have a material adverse effect on Newco, the accuracy of financial statements provided to Telebit, and the authorization of the Preferred Stock and the Notes. The Preferred Stock Purchase and Noteholder Rights Agreement also contains various representations and warranties of Telebit, including representations as to its present intention to purchase the Preferred Stock and the Notes for its own account for the purpose of investment, and its status as an accredited investor. See "The Asset Transactions -- Related Agreements -- Preferred Stock Purchase and Noteholder Rights Agreement."


    The Preferred Stock Purchase and Noteholder Rights Agreement, also contains certain affirmative, negative and reporting covenants of Newco. See "The Asset Transaction -- Related Agreements -- Preferred Stock Purchase and Noteholder Rights Agreement."


    Conditions. The obligation of Telebit to purchase and pay for the Preferred Stock is conditioned upon, among other things, the satisfaction or waiver of all of the conditions to the closing of each of the Merger and the Asset Sale and the accuracy of the representations and warranties of Newco contained in the Preferred Stock Purchase and Noteholder Rights Agreement. See "The Asset Transactions -- Related Agreements -- Preferred Stock Purchase and Noteholder Rights Agreement."


 MICA Agreement.

    Under the terms of the MICA Agreement, Telebit will grant to Newco a royalty-free, worldwide, non-exclusive, non-transferable, non-sublicensable (except under certain conditions and restrictions) license to use the MICA digital modem technology in object code only (the "Licensed Technology"). The scope of the license is limited to use of the Licensed Technology only as embedded in products of Newco to which Newco has added substantial value. See "The Asset Transactions -- Related Agreements -- MICA Agreement."

 ADSL Agreement.

    Under the ADSL Agreement, Telebit will grant to Newco a royalty-free, worldwide, non-exclusive, non-sublicensable (except under certain restrictions), non-transferable license to research, develop, manufacture, have manufactured, use, market, import, sell and distribute Newco products covered by a valid claim of an issued patent or a pending claim of a pending patent application with respect to all inventions and discoveries claimed in the patents and patent applications relating to ADSL technology (the "Licensed ADSL Patent Rights"). See "The Asset Transactions -- Related Agreements -- ADSL Agreement."

 Analog Agreement.

    Under the Analog Agreement, Telebit will grant to Newco a royalty-free, worldwide, non-exclusive, sublicensable (subject to certain conditions), non-transferable license to research, develop, manufacture, have manufactured, use, market, import, sell and distribute Newco products covered by a valid claim of an issued patent


                                       18


or a pending claim of a pending patent application with respect to all inventions and discoveries claimed in the patents and patent applications of Telebit specified in the Analog Agreement (the "Licensed Analog Patent Rights"). See "The Asset Transactions -- Related Agreements -- Analog Agreement."

 Employment Agreement of James D. Norrod.

    James D. Norrod has entered into an Employment Agreement with Newco, whereby Mr. Norrod has agreed to serve as President and Chief Executive Officer of Newco in consideration for salary and bonus, effective as of the Effective Time of the Merger. The term of the Employment Agreement is three (3) years. The Employment Agreement is terminable by Mr. Norrod upon thirty (30) days notice and by Newco, with or without notice, subject to, under certain circumstances, the payment of severance benefits. See "The Asset Transactions -- Related Agreements -- Employment Agreement of James D. Norrod."


Interests of Certain Persons in the Asset Transactions


    In considering the recommendation of the Telebit Board with respect to the Asset Transactions, shareholders of Telebit should be aware that certain officers and directors of Telebit have interests in the Asset Transactions, that present them with potential conflicts of interests. See "The Asset Transactions
- -- Interests of Certain Persons in the Asset Transactions."


Certain Federal Income Tax Considerations


    As a result of the Asset Sale, the Company should recognize taxable gain equal to the amount paid by Newco (including liabilities of the Company assumed) less the Company's adjusted tax basis in the assets disposed of in the Asset Sale. The amount of gain subject to federal income tax may be reduced by the Company's net operating losses. See "The Asset Transactions -- Certain Federal Income Tax Considerations."


Accounting Treatment


    The Asset Sale is expected to be accounted for under the purchase method of accounting, with Newco as the acquiring party, in accordance with generally accepted accounting principles. Under the purchase method of accounting, the purchase price paid for certain assets and liabilities of Telebit will be allocated to the respective assets acquired and liabilities assumed based upon their estimated fair values, with any excess of the purchase price over the estimated fair value of net assets acquired being recorded as goodwill. See "The Asset Transactions -- Accounting Treatment."

OPINIONS OF FINANCIAL ADVISOR

    Allen & Company Incorporated ("Allen") has delivered a letter dated July 20, 1996 to the Telebit Board setting forth its opinions as of July 20, 1996 (which opinions were confirmed as of _________ , 1996) to the Telebit Board to the effect that, as of the date of such opinions, the consideration to be received
(a) by holders of Telebit Common Stock pursuant to the Merger is fair to such holders from a financial point of view and (b) by Telebit pursuant to the Asset Sale is fair to Telebit from a financial point of view. The full text of the opinions of Allen, dated __________ , 1996, describing the assumptions made, the matters considered and limits of the review undertaken, is attached to this Proxy Statement as Appendix D. Such opinions should be carefully read in their entirety by the shareholders of Telebit. See "Opinions of Financial Advisor."

APPRAISAL RIGHTS

    Holders of Telebit Common Stock who vote against: (i) the proposal to approve and adopt the Merger Agreement and consummation of the Merger; or (ii) the proposal to approve and adopt the Asset Purchase Agreement and approve consummation of the Asset Sale; or (iii) both proposals may, under certain circumstances and by following procedures prescribed by the California General Corporation Law, exercise dissenters' rights and receive cash for their shares of Telebit Common Stock. The failure of a dissenting Telebit shareholder to follow the appropriate procedures, including voting against: (i) the proposal to approve and adopt the Merger Agreement and


                                       19


approve consummation of the Merger; or (ii) the proposal to approve and adopt the Asset Purchase Agreement and approve consummation of the Asset Sale; or
(iii) or both proposals, may result in the termination or waiver of such rights. A copy of the California General Corporation Law relating to Appraisal Rights is attached to this Proxy Statement as Appendix E. See "Rights of Dissenting Shareholders."

REGULATORY APPROVALS


    Telebit is not aware of any federal, state or foreign regulatory approvals that must be obtained in order to consummate the Transactions, except that the Merger is reportable by Telebit and Cisco under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR Act"), and the rules promulgated thereunder by the United States Federal Trade Commission (the "FTC"). The Merger may not be consummated until notifications have been given and certain information furnished to the FTC and the Antitrust Division of the United States Justice Department (the "Antitrust Division"), and specified waiting period requirements have been satisfied or waived. Telebit and Cisco filed their respective Notification and Report Forms required under the HSR Act with the FTC and the Antitrust Division on August 5, 1996 and the applicable waiting period under the HSR Act expired/was waived on August 16, 1996. See "Regulatory Matters."


CERTAIN LEGAL PROCEEDINGS

    On August 2, 1996, a complaint was filed in the Middlesex County, Massachusetts, Superior Court, entitled Dr. Herb Golden v. James P. (sic) Norrod, Michael K. Ballard, C. Richard Kramblich (sic), Scott J. Loftesness, Cisco Systems, Inc. and Telebit Corporation (Civil Action No. 96-4537). The lawsuit relates to the proposed transactions.

    The suit alleges, among other things, that the Merger and Asset Sale will not be in the best interest of Telebit's shareholders. The suit also alleges that the consideration being paid in connection with the Asset Sale and the proposed Merger Consideration of $13.35 per share are below market value. The suit asks the court to enjoin the closing of the transactions, or, alternatively, to award unspecified damages from the defendants in the event the transactions are consummated.

    Cisco and Telebit believe that the suit is without merit and intend to defend it vigorously.



                                       20


                   INFORMATION CONCERNING THE SPECIAL MEETING

TIME, DATE AND PLACE

    This Proxy Statement is being furnished to holders of the Telebit Common Stock in connection with the solicitation of proxies by the Telebit Board for use at the Special Meeting to be held at the offices of the Company, One Executive Drive, Chelmsford, Massachusetts 01824, on Thursday, October 10, 1996, at 10:00 a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of shareholders.

PURPOSE OF THE SPECIAL MEETING


    At the Special Meeting, shareholders of record of the Company as of the close of business on the Record Date, will be asked: (i) to consider and vote upon a proposal to approve and adopt the Merger Agreement and to approve consummation of the Merger; (ii) to consider and vote upon a proposal to approve and adopt the Asset Purchase Agreement and to approve consummation of the Asset Sale; (iii) to consider and vote upon a proposal to adjourn the Special Meeting in the event there are not sufficient votes at the time of the Special Meeting to approve and adopt the Merger Agreement and approve the Merger and/or approve and adopt the Asset Purchase Agreement and the Asset Sale; and (iv) to transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.


RECORD DATE AND OUTSTANDING SHARES


    The Telebit Board has fixed September 18, 1996 as the Record Date for the determination of the shareholders of the Company entitled to notice of and to vote at the Special Meeting. Only holders of record of Telebit Common Stock on the Record Date will be entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were _______ shares of Telebit Common Stock outstanding and entitled to vote, which were held by approximately holders of record. Each record holder of Telebit Common Stock on the Record Date is entitled to cast one vote per share, exercisable in person or by properly executed proxy, on each matter properly submitted for the vote of the shareholders of the Company at the Special Meeting.


QUORUM; ABSTENTIONS AND BROKER NON-VOTES

    Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the meeting for the purpose of determining the presence of a quorum. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Because approval of: (i) the Merger Agreement and consummation of the Merger and (ii) the Asset Purchase Agreement and consummation of the Asset Sale each require the affirmative vote of a majority of the outstanding shares of Telebit Common Stock entitled to vote thereon, abstentions and broker non-votes on either or both proposals will have the same effect as votes against the Merger Agreement and consummation of the Merger and/or Asset Purchase Agreement and consummation of the Asset Sale, as the case may be.

    THE ACTIONS PROPOSED IN THIS PROXY STATEMENT ARE NOT MATTERS THAT CAN BE VOTED ON BY BROKERS HOLDING SHARES FOR BENEFICIAL OWNERS WITHOUT THE OWNERS' SPECIFIC INSTRUCTIONS. ACCORDINGLY, ALL BENEFICIAL OWNERS OF TELEBIT COMMON STOCK ARE URGED TO RETURN THE ENCLOSED PROXY CARD MARKED TO INDICATE THEIR VOTES.

    An automated system administered by the Company's transfer agent tabulates the votes. The vote on each proposal submitted to shareholders is tabulated separately.

    First Interstate Bank of California will serve as the Inspector of Elections and will count all votes and ballots.

VOTE REQUIRED AND CERTAIN VOTING INFORMATION

    The representation in person or by proxy of at least a majority of the outstanding shares of Telebit Common Stock entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. The affirmative vote of the majority of shares present, in person or represented by proxy,


                                       21



and voting on that matter is required: (i) to approve and adopt the Merger Agreement and to approve consummation of the Merger and (ii) to approve and adopt the Asset Purchase Agreement and to approve consummation of the Asset Sale. In the event the shareholders of the Company (i) vote in favor of the proposal to approve and adopt the Merger Agreement and approve consummation of the Merger but vote against the proposal to approve and adopt the Asset Purchase Agreement and approve consummation of the Asset Sale or (ii) vote in favor of the proposal to approve and adopt the Asset Purchase Agreement and approve consummation of the Asset Sale but vote against the proposal to approve and adopt the Merger Agreement and approve consummation of the Merger, neither transaction will be consummated. See "The Merger -- The Merger Agreement -- Conditions to the Merger" and "The Asset Transactions -- The Asset Purchase Agreement -- Conditions to the Asset Sale."

    As of the Record Date, directors and executive officers of the Company and their affiliates approximately 7.2% of the outstanding shares of Telebit Common Stock (approximately 16.4% assuming the exercise of all vested options held by such persons). See "Share Ownership of Management and Principal Shareholders." The members of the Telebit Board and certain officers have each entered into Voting Agreements with Cisco, pursuant to which each such holder has agreed to vote their shares: (i) in favor of approval of the Merger Agreement, the Merger, the Asset Purchase Agreement, the Asset Sale and any matter that could reasonably be expected to facilitate the Merger and the Asset Sale and (ii) against any proposal for any recapitalization, merger, sale of assets or other business combination (other than the Merger and the Asset Sale) between the Company and any person or entity other than Cisco or any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or the Asset Purchase Agreement or which could result in any of the conditions to the Company's obligations under the Merger Agreement or the Asset Purchase Agreement not being fulfilled. In addition, each such holder has, pursuant to the Voting Agreements, granted an irrevocable proxy to Cisco to vote such shares as aforesaid. The outstanding shares of Telebit Common Stock subject to the Voting Agreements represent 7.2% of the votes entitled to be cast by holders of shares of Telebit Common Stock as of the Record Date, and 16.4% assuming exercise of all options held by parties of the Voting Agreements. The Telebit Board recommends a vote by the shareholders of the Company FOR approval an adoption of the Merger Agreement and approval of consummation of the Merger and FOR approval and adoption of the Asset Purchase Agreement and approval of consummation of the Asset Sale. See "The Merger -- Related Agreements -- Voting Agreements."


RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Telebit Board, based on the unanimous recommendation of the Special Committee, has approved the Merger Agreement and consummation of the Merger by the unanimous vote of all non-interested directors and believes that the Merger is fair and in the best interests of Telebit and its shareholders. Mr. Ballard, who will be employed by Cisco following consummation of the Transactions, abstained from voting on the proposal to approve the Merger Agreement and consummation of the Merger. The Telebit Board, based on the unanimous recommendation of the Special Committee also has approved the Asset Purchase Agreement and consummation of the Asset Sale by the unanimous vote of all non-interested directors and believes that the Asset Purchase Agreement and consummation of the Asset Sale is fair and in the best interest of Telebit and its shareholders. Mr. Norrod, the President and Chief Executive Officer of Telebit and President, sole director and sole stockholder of Newco, abstained from voting on the proposal to approve the Asset Purchase Agreement and the Asset Sale. The Telebit Board recommends a vote by the shareholders of the Company FOR approval and adoption of the Merger Agreement and approval of consummation of the Merger and FOR approval and adoption of the Asset Purchase Agreement and approval of consummation of the Asset Sale. See "The Transactions
- -- Reasons for the Transactions; Recommendation of the Board of Directors."

PROXIES

    This Proxy Statement is being furnished to holders of Telebit Common Stock in connection with the solicitation of proxies by and on behalf of the Telebit Board for use at the Special Meeting.

    All shares of Telebit Common Stock that are entitled to vote and are represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting and not duly and timely revoked, will be voted and will be voted as directed by the shareholders executing such proxies


                                       22


at the Special Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted AGAINST:
(i) the proposal to approve and adopt the Merger Agreement and to approve consummation of the Merger and (ii) the proposal to approve and adopt the Asset Purchase Agreement and to approve consummation of the Asset Sale.

    IF ANY OTHER  MATTERS  PROPERLY  COME  BEFORE THE  SPECIAL  MEETING  (OR ANY
ADJOURNMENTS OR POSTPONEMENTS THEREOF), INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF A MOTION TO ADJOURN OR POSTPONE THE SPECIAL MEETING TO ANOTHER TIME AND/OR PLACE, THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY AND VOTING THEREUNDER WILL HAVE DISCRETION TO VOTE ON SUCH MATTERS IN ACCORDANCE WITH THEIR BEST JUDGMENT. HOWEVER, IF A QUORUM IS PRESENT AND AN INSUFFICIENT NUMBER OF VOTES ARE CAST: (I) TO APPROVE AND ADOPT THE MERGER AGREEMENT AND TO APPROVE CONSUMMATION OF THE MERGER AND/OR (II) TO APPROVE AND ADOPT THE ASSET PURCHASE AGREEMENT AND TO APPROVE CONSUMMATION OF THE ASSET SALE, THEN THE PERSONS NAMED IN THE ENCLOSED FORMS OF PROXIES WILL NOT VOTE SUCH PROXIES CAST AGAINST (I) AND/OR (II) IN FAVOR OF ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING.

REVOCATION OF PROXIES


    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the taking of the vote at the Special Meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before taking the vote at the Special Meeting or (iii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to: Telebit Corporation, One Executive Drive, Chelmsford, Massachusetts 01824, Attention: Secretary, or hand-delivered to the Secretary of the Company at or before taking the vote at the Special Meeting.


PROXY SOLICITATION


    All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. The Company has retained Corporate Investor Communications, Carlstadt, New Jersey to assist in the solicitation of proxies at a cost estimated not to exceed $4,500 plus reasonable out of pocket expenses.

APPRAISAL RIGHTS

    Holders of Telebit Common Stock who vote against: (i) the proposal to approve and adopt the Merger Agreement and approve consummation of the Merger; or (ii) the proposal to approve and adopt the Asset Purchase Agreement and approve consummation of the Asset Sale; or (iii) both proposals may, under certain circumstances and by following procedures prescribed by the California General Corporation Law, exercise dissenters' rights and receive cash for their shares of Telebit Common Stock. The failure of a dissenting Telebit shareholder to follow the appropriate procedures, including voting against: (i) the proposal to approve and adopt the Merger Agreement and approve consummation of the Merger; or (ii) the proposal to approve and adopt the Asset Purchase Agreement and approve consummation of the Asset Sale; or (iii) both proposals, may result in the termination or waiver of such rights. A copy of the California General Corporation Law relating to Appraisal Rights is attached to this Proxy Statement as Appendix E. See "Rights of Dissenting Shareholders."




                                       23


                                THE TRANSACTIONS

BACKGROUND OF THE TRANSACTIONS

    On May 22, 1996, John Celii, Director of Business Development of Cisco contacted James D. Norrod, President and Chief Executive Officer of Telebit, to arrange a meeting to consider the merits of a combination of the two companies or otherwise entering into a business relationship to provide Telebit's MICA technology to Cisco.

    On May 24, 1996, Michael K. Ballard, Executive Vice President of Marketing of Telebit, and Brian D. Cohen, Vice President of Finance and Administration and Chief Financial Officer of Telebit, met at the offices of Telebit in Chelmsford, Massachusetts with Mr. Celii and Kevin Kennedy, Vice President of the Branch Office Division of the Business Access Unit of Cisco, to discuss Telebit's digital modem product plans and strategy and to explore various alternatives for a relationship between Telebit and Cisco.

    On May 25, 1996, Mr. Norrod met in San Jose, California with Mr. Kennedy, to discuss the business strategies of Telebit and Cisco and to explore various alternatives for a relationship between the two companies.

    On  May  29,  1996,   Telebit  and  Cisco   entered   into  a   Confidential
Non-Disclosure Agreement.

    On May 31, 1996, representatives of Cisco and Telebit senior management met at the offices of Cisco in San Jose, California to exchange information and discuss the strategic and transaction objectives of Telebit and Cisco, as well as product strategies, organizational, legal and financial issues. Various forms of transaction structures, designed to focus on the objectives of both companies, were also explored.

    On June 6, 1996, Telebit and Cisco amended the Confidential Non-Disclosure Agreement dated May 29, 1996 (as amended, the "Confidentiality Agreement") to add certain non-solicitation provisions applicable to Telebit.

    On June 6-7, 1996, representatives of Cisco and Telebit senior management and each party's independent accountants met at the offices of Telebit in Chelmsford, Massachusetts to discuss financial, product and technical matters and to conduct a due diligence review of Telebit.

    On June 13, 1996, Messrs. Cohen and Norrod met with John Chambers, President and Chief Executive Officer of Cisco, as well as senior members of Cisco management, to discuss the two companies' business strategies and explored financial and structural alternatives for a transaction involving the two companies. Mr. Chambers proposed a transaction whereby an independent third company ("ICo.") would purchase in an all cash tender offer, at $14.33 per share on a fully diluted basis, all of the outstanding shares of Telebit Common Stock. Under this proposal Cisco would enter into an exclusive license with ICo. for the MICA technology and ICo. would assume responsibility for the on-going operations of Telebit's modem and networking product lines (the "Legacy
Business"). The acquisition would be financed through a bank loan to ICo. guaranteed by Cisco.


    On June 18-19, 1996, senior management representatives of the two companies, together with each party's legal counsel and independent accountants, met at the office of Testa, Hurwitz & Thibeault, LLP in Boston, Massachusetts to discuss financial, legal and structural alternatives for the transaction. During these meetings the ICo. structure was discussed and rejected by both parties on the basis of business and legal concerns, including the concern that, following consummation of the ICo. transaction Cisco would not own the MICA technology and would not control ICo., and the possibility that Telebit would be deemed an investment company subject to the Investment Company Act of 1940, as amended. Other structural alternatives were then pursued.


    On June 21, 1996, Cisco, by letter from Don Listwin, Vice President and General Manager Access Business Unit, to James D. Norrod, offered to pursue discussions along one of two lines: (i) an all cash tender offer at $12.00 per share on a fully diluted basis or (ii) a cash-for-stock merger of Telebit and Cisco at $14.50 per share on a fully diluted basis and simultaneous asset sale of Telebit's Legacy Business valued at $35 million.



                                       24


    By letters dated June 22, 1996, and June 24, 1996, from Mr. Norrod to Mr. Listwin, Telebit agreed to pursue discussions of a combined cash-for-stock merger/asset sale.

    During the week of June 24, 1996, Mr. Cohen engaged the investment banking firm of Allen & Company Incorporated to assist Telebit in evaluating various alternatives and the appropriate range of valuation, including the asset sale component. In addition, discussions among Telebit management ensued regarding the asset sale component of the proposed Transactions. During such discussions it was determined that Mark R. Wilson, Vice President, Operations of Telebit, would undertake the asset sale component of the proposed Transactions.

    On June 27, 1996, representatives of Telebit and Cisco senior management, Mr. Wilson, each party's legal counsel, and financial advisors to Cisco and Telebit met at the office of Testa, Hurwitz & Thibeault, LLP to discuss the preliminary terms and structure for a business combination. The decision was made that Mr. Wilson would consult with an investment banking firm to consider the valuation of Telebit's Legacy Business.

    On June 28-29, 1996, Mr. Wilson met with his financial advisor and prepared and distributed a proposal for the asset sale valued $22 million to a member of Cisco's senior management.

    On June 29-30, 1996, conference calls were held between representatives of Telebit and Cisco senior management and Mr. Wilson to discuss Mr. Wilson's proposal. Mr. Wilson's proposal was rejected by Cisco.

    On July 1, 1996, Messrs. Celii and Cohen discussed a range of financial terms for the proposed Transactions.

    On July 3, 1996, Mr. Norrod, in a discussion with Mr. Celii, expressed an interest in acquiring Telebit's Legacy Business.

    On July 7, 1996, the Telebit Board met to evaluate the merits of a cash-for-stock merger with Cisco and a sale to a corporation ("Newco") formed by Mr. Norrod, of Telebit's Legacy Business. The Telebit Board discussed the proposed financial and structural terms of the offer. The Telebit Board also formed a special committee (the "Special Committee"), consisting of C. Richard Kramlich and Scott J. Loftesness, to consider and evaluate the proposal and to recommend a course of action to the full Board. The decision was made to proceed with negotiations. Following the meeting of the Telebit Board, the Special Committee met to discuss the proposed Transactions and authorized Brian D. Cohen to act on behalf of Telebit in all negotiations with Cisco and with Newco regarding the proposed Transactions.

    During the period from July 8, 1996 through July 17, 1996, numerous telephone conferences were held to negotiate the various agreements relating to the asset sale.


    During the week of July 13th, Cisco indicated that in order for it to proceed with the negotiation of the proposed Transactions it would require voting agreements from management and the key shareholders and would also require that the Company execute a stock option agreement in its favor that would be exercisable in certain events upon the occurrence of a competing offer for the Company by a third party prior to the closing of the Merger. In doing so, Cisco stated that it believed such arrangements were necessary in order to provide it with reasonable assurance that the Merger would be consummated and that without such arrangements in place it was not interested in continuing its discussions with the Company regarding the proposed Transactions.


    On July 17, 1996, a telephone conference was held to negotiate the agreements related to the cash-for-stock merger, including the Merger Agreement, Voting Agreements and Stock Option Agreement.


    On July 19, 1996, Mr. Chambers and Mr. Norrod met by telephone conference call to discuss the status of the proposed Transactions. During that meeting Mr. Chambers informed Mr. Norrod that, in light of recent decline in the market prices of networking company stocks generally and in the market price for Telebit Common Stock, Cisco would be unable to meet the $14.50 per share offer contained in its letter dated June 21, 1996. Mr. Chambers stated that Cisco would be prepared to offer $13.07 per share.




                                       25


    On July 19, 1996, the Special Committee met to review the status of the negotiations and to discuss the pricing change, the feasibility of obtaining shareholder approval of the Transactions at a lower price in light of the current market price for Telebit Common Stock and the potential market reaction to the Transactions. Telebit's legal counsel then reviewed the terms of the proposed Merger Agreement, including the ancillary documents thereto, and the Asset Purchase Agreement, including the ancillary documents thereto, and reviewed the Telebit Board's fiduciary duties in considering the proposed Transactions. Allen & Company then made a presentation to the Telebit Board regarding the revised price and reviewed its financial analysis of the proposed Transactions in light of the proposed price. The Telebit Board authorized management to continue discussions with Cisco regarding the proposed Transactions, specifically with regard to price.

    On July 20, 1996, a number of telephone conferences between Mr. Cohen and various members of Cisco senior management were held during which agreement, subject to approval by the respective Boards of Directors, was reached at a price of $13.35 per share.


    On July 20,  1996,  at a meeting of the  Special  Committee  of the  Telebit
Board: (i) Mr. Cohen discussed the financial and structural aspects of the proposed Merger and Asset Transactions; (ii) Telebit's legal counsel reviewed principal terms of the proposed Asset Purchase Agreement, including the terms of ancillary documents thereto, and the Merger Agreement, including the terms of the ancillary documents thereto; and (iii) Telebit's financial advisor, Allen & Company, reviewed its financial analysis of the proposed Transactions with the Special Committee, answered questions posed by the members of the Special Committee, in particular relating to Allen & Company's valuation methodologies and the application thereof, and delivered its opinions that, as of such date,
(a) the consideration to be received by the holders of Telebit Common Stock in the Merger was fair to such holders from a financial point of view and (b) the consideration to be received by Telebit pursuant to the Asset Sale was fair to Telebit from a financial point of view.


    On July 20, 1996, following the meeting of the Special Committee, at a meeting of the Telebit Board, (i) Mr. Cohen discussed the financial and structural aspects of the Merger and Asset Transactions; (ii) Telebit's legal counsel reviewed the terms of the proposed Asset Purchase Agreement, including the terms of the ancillary agreements thereto, and the Merger Agreement, including the terms of the ancillary agreements thereto; (iii) Telebit's financial advisor, Allen & Company, delivered its opinions that, as of such date, (a) the consideration to be received by holders of Telebit Common Stock in the Merger was fair to such holders from a financial point of view and (b) the consideration to be received by Telebit pursuant to the Asset Sale was fair to Telebit from a financial point of view; (iv) the Special Committee recommended that the Telebit Board (a) conclude that the Merger and Asset Sale are advisable and in the best interests of the Company and the Company's shareholders, (b) approve and adopt the Merger Agreement and the Asset Purchase Agreement and (c) recommend that the Company's shareholders (1) approve the Merger Agreement and approve consummation of the Merger and (2) adopt the Asset Purchase Agreement and approve consummation of the Asset Sale. The Telebit Board, with Mr. Norrod abstaining on votes related to the Asset Sale and Mr. Ballard abstaining on votes related to the Merger, then: (i) approved and adopted the Merger Agreement and the Asset Purchase Agreement and (ii) voted to recommend that the Company's shareholders (a) approve and adopt the Merger Agreement and approve consummation of the Merger and (b) approve and adopt the Asset Purchase Agreement and approve consummation of the Asset Sale.

    On July 20-21, 1996, a number of telephone conferences between Mr. Cohen and Charles Giancarlo, Vice President of Business Development of Cisco, were held during which final agreement was reached on the structural terms of the proposed Transactions.

    On July 21, 1996, following final approval of their respective Boards of Directors, the duly authorized representatives of the parties executed the Merger Agreement, the Stock Option Agreement and the Asset Purchase Agreement and certain shareholders of Telebit executed Voting Agreements.

    On July 22, 1996, Telebit and Cisco issued a joint news release announcing the Merger.



                                       26


REASONS FOR THE TRANSACTIONS; RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Telebit Board, at meetings held on July 7, July 19, and July 20, 1996 and on several informal conferences held prior to such time and before final approval of the Transactions, in evaluating the proposed Transactions and in determining to recommend that the Company's shareholders: (i) approve and adopt the Merger Agreement and approve consummation of the Merger and (ii) approve and adopt the Asset Purchase Agreement and approve consummation of the Asset Sale, carefully reviewed the terms of the Merger Agreement, the Asset Purchase Agreement, the Merger and the Asset Transactions with the Company's management and with representatives of each of Testa, Hurwitz & Thibeault, LLP, counsel to the Company, and Allen & Company Incorporated, the Company's financial advisor. In reaching its conclusion, the Telebit Board considered the following principal factors:

    (i) The Telebit Board's belief that, despite the market potential of the Company's MICA technology, increasing competition, industry consolidation and rapid technological change would make it difficult for Telebit to compete effectively due to its relatively small size in an industry increasingly characterized by large companies with substantially greater resources;


    (ii) The fact that Company's strategy for its MICA technology was highly dependent on the Company's ability to license such technology to other industry participants and that the potential for the success of such strategy had been greatly diminished by the recent acquisitions of similar technology by industry participants who otherwise may have licensed the Company's MICA technology.

    (iii) Current industry, economic and market conditions related to the Company, as well as Telebit's business, prospects, financial performance and condition, operations, technology, management and competitive position: noting specifically that the Company has experienced declining revenue since 1993, recorded net losses in excess of $26 million since 1993, and had losses in five (5) of the last six (6) fiscal quarters and that working capital, especially cash, has declined significantly since the Company's initial public offering in April 1990;

    (iv) Current financial market conditions for networking company stocks generally and historical market price, volatility and related trading information with respect to Telebit Common Stock;

    (v) The belief of the Company's management and the Telebit Board that certain trends in the networking industry are adversely affecting the Company's margins and ability to compete effectively, including the need of market participants to achieve, rapidly, critical mass to obtain profitability, the trend towards commodity pricing of products, and the increasing domination of the market and distribution channels by large companies such as Cisco;

    (vi) The all-cash consideration to be received by the shareholders in the Merger and the fact that the consideration represented a significant premium over the price range of the Telebit Common Stock (the Merger Consideration represented a premium of approximately 50% over the 90-day rolling average of Telebit Common Stock preceding the announcement of the Transactions);



    (vii) The terms and conditions of the Merger Agreement and the Stock Option Agreement including the break-up fees, non-solicitation provisions, conditions to closing and termination provisions, which were arrived at through extensive arm's-length negotiations. In particular, the Telebit Board concluded that these provisions were reasonable under the circumstances and provided reasonable flexibility for Telebit to exercise its fiduciary duties in the event of an unsolicited competing bid prior to consummation of the Merger; and

(viii) The opinions of Allen rendered at the July 20, 1996 meeting of the Telebit Board (and subsequently confirmed in writing) that the consideration to be received by (a) Telebit stockholders pursuant to the Merger is fair to such holders from a financial point of view and
           (b) Telebit pursuant to the Asset Sale is fair to Telebit from a financial point of view.




                                       27



    The Telebit Board also considered a number of potentially negative factors in its deliberations concerning the Transactions, including, but not limited to:
(i) the risk that the Company's ability to license the MICA technology would be limited following announcement of the proposed Transactions; (ii) the requirement of shareholder approval of the Transactions and process involved in obtaining such approval, in particular, the possibility of substantial delays in consummating the Transactions due to regulatory and other requirements and the concern that such a delay could have a significant adverse effect on Telebit's sales and marketing efforts, employee base, customer relationships, and future financial results if not managed properly; and (iii) the fact that upon consummation of the Transactions, current shareholders of the Company will cease to have any continuing interest in the Company, other than the right to payment of the Merger Consideration in accordance with the terms of the Merger Agreement, and, accordingly, after consummation of the Merger, will have no opportunity to participate in any appreciation in the value of Telebit Common Stock, other than the foregoing. The Telebit Board discussed with management the prospects for combinations with companies other than Cisco as well as the risks and benefits of executing its business plan as an independent company.


    In view of the variety of factors considered by the Telebit Board, the Telebit Board did not find it practicable to quantify or otherwise assign relative weight to the specific factors considered.


    Considering all of the above factors, the Telebit Board concluded that it is likely that in an increasingly competitive environment the Company would not have a value higher than that which existed at the time that the Transactions were approved. The Telebit Board also considered that the potential for a reduction in the value or profitability of the Company over time might negatively impact the market price of the Telebit Common Stock and the value of the Company. In addition, management, based on discussions with other companies during the past year regarding the possible sale of Telebit and its knowledge of Cisco's business strategy and the relative importance of the MICA Assets in such strategy, concluded that it was unlikely that in the near term any purchaser would be willing to pay a higher price than that to be received in the Merger and communicated this to the Special Committee and the Telebit Board. In this regard the Special Committee noted that no formal offer had been made by any of such other companies and that such negotiations had involved price discussions at amounts substantially below the Merger Consideration.

    In light of the foregoing, the Telebit Board, based on the unanimous recommendation of the Special Committee, has approved the Merger Agreement and consummation of the Merger by the unanimous vote of all non-interested directors and believes that the Merger is fair and in the best interests of Telebit and its shareholders. Mr. Ballard, who will be employed by Cisco following consummation of the Transactions, abstained from voting on the proposal to approve the Merger Agreement and consummation of the Merger. The Telebit Board, based on the unanimous recommendation of the Special Committee, also has approved the Asset Purchase Agreement and consummation of the Asset Sale by the unanimous vote of all non-interested directors and believes that the Asset Purchase Agreement and consummation of the Asset Sale is fair and in the best interest of Telebit and its shareholders. Mr. Norrod, the President and Chief Executive Officer of Telebit and President, sole director and sole stockholder of Newco, abstained from voting on the proposal to approve the Asset Purchase Agreement and consummation of the Asset Sale. The Telebit Board recommends a vote by the shareholders of the Company FOR approval and adoption of the Merger Agreement and approval of consummation of the Merger and FOR approval and adoption of the Asset Purchase Agreement and approval of consummation of the Asset Sale.

POSITION OF AFFILIATES AS TO FAIRNESS OF ASSET SALE

    The Affiliates have reviewed the terms and provisions of the Asset Purchase Agreement and the related agreements and believe that the Asset Sale is fair from a financial point of view to the unaffiliated shareholders of the Company. This conclusion was based upon (i) Mr. Norrod's understanding of the value of the Legacy Business based on his experience as President and Chief Executive Officer of the Company since May 1993; (ii) the fact that prior to the announcement of its MICA technology in



                                       28



November  1995, the Telebit Common Stock had reached an all time low of $2 7/8 ;
(iii) that no significant research and development efforts had been expended by the Company to enhance its Legacy Business, all such research and development efforts being expended to further the development of the Company's MICA technology; (iv) a trend of declining bookings for the Company's legacy products; and (v) that working capital, especially cash, had declined significantly from approximately $14.6 million at September 30, 1995 to approximately $8.7 million at June 29, 1996. In light of the foregoing, the Affiliates concluded that the Asset Sale was fair from a financial point of view to the unaffiliated shareholders of the Company. This belief, however, should not be construed as a recommendation by the Affiliates to the unaffiliated shareholders to (i) approve and adopt the Merger Agreement and approve consummation of the Merger or (ii) approve and adopt the Asset Purchase Agreement and approve consummation of the Asset Sale.


                                       29


                                   THE MERGER

GENERAL


    The Merger Agreement provides for the merger of a newly formed, wholly-owned subsidiary of Cisco with and into Telebit, with Telebit to be the surviving corporation of the Merger and thus become a wholly-owned subsidiary of Cisco. See Merger Agreement -- Section 1.1. The discussion in this Proxy Statement of the Merger and the description of the principal terms and conditions of the Merger Agreement are subject to and qualified in their entirety by reference to the Merger Agreement, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. Shareholders are urged to read the Merger Agreement in its entirety.


CONVERSION OF SHARES AND VESTED OPTIONS


    Upon consummation of the Merger, each then outstanding share of Telebit Common Stock (other than shareholders who properly exercise dissenters' rights under California Law, if any) will be canceled and extinguished and be automatically converted into the right to receive $13.35 per share in cash, without interest. Upon consummation of the Merger, the certificates currently representing Telebit Common Stock will no longer represent Telebit Common Stock and will represent only the right to receive the Merger Consideration. Upon consummation of the Merger, current Telebit shareholders will cease to have any continuing interest in Telebit, other than the right to payment of the Merger Consideration in accordance with the terms of the Merger Agreement. See Merger Agreement -- Sections 1.6 and 1.7.

    Upon consummation of the Merger, each then outstanding option under Telebit's 1985 Employee Stock Incentive Program (the "1985 Plan"), the assumed Octocom Systems, Inc. Stock Option Plan (the "Octocom Plan"), the 1994 Non-Employee Director Stock Option Plan (the "Non-Employee Director Plan") and the 1995 Stock Option Plan (the "1995 Plan" and, collectively with the 1985 Plan, the Octocom Plan and the Non-Employee Director Plan, the "Telebit Stock Option Plans") shall, to the extent exercisable at such time for vested shares of Telebit Common Stock (including any shares which vest on an accelerated basis in connection with the Merger) be canceled, and the holder of each such canceled option shall be entitled to receive a cash sum per vested share of Telebit Common Stock subject to the canceled option equal to the Merger Consideration less the exercise price per share of Telebit Common Stock in effect under that option immediately prior to consummation of the Merger. See Merger Agreement --
Section 5.9(a). As of the Record Date, options to purchase an aggregate of 1,283,307 vested shares of Telebit Common Stock under the Telebit Stock Option Plans were outstanding. In addition, the vesting of options to purchase an aggregate of 183,183 shares of Telebit Common Stock will be accelerated in connection with consummation of the Merger, including options to purchase 114,558 shares of Telebit Common Stock under certain of Telebit's employment contracts and options to purchase 37,665 shares of Telebit Common Stock under the 1985 Plan.


TREATMENT OF UNVESTED EMPLOYEE STOCK OPTIONS

    Each option outstanding upon consummation of the Merger under Telebit's 1995 Plan which is held by a Telebit employee who will continue his or her employment with Telebit following consummation of the Merger shall, to the extent that the option is not at such time exercisable for vested shares of Telebit Common Stock, be assumed by Cisco and shall automatically be converted into an option to purchase the number of shares of Cisco Common Stock, determined by multiplying the number of unvested shares of Telebit Common Stock subject to that option immediately prior to consummation of the Merger by a factor obtained by dividing the Merger Consideration by the average of the closing selling price per share of Cisco Common Stock as quoted on Nasdaq for each of the five trading days ending with the second trading day immediately preceding the date of the Special Meeting, rounded down to the nearest whole number of shares of Cisco Common Stock, at an exercise price per share, rounded up to the nearest whole cent, equal to the exercise price per share of the Telebit option at the time of consummation of the Merger multiplied by a factor obtained by dividing the average of the closing selling price per share of Cisco Common Stock as quoted on Nasdaq for each of each of the five trading days ending with the second day
immediately   preceding   the  date  of  the  Special   Meeting  by  the


                                       30


Merger Consideration. The other terms of the options under Telebit's 1995 Plan assumed by Cisco, including vesting schedules, will remain unchanged. See Merger Agreement -- Section 5.9(a). Cisco will file a Registration Statement of Form S-8 with the Commission with respect to the shares of Cisco Common Stock issuable upon the exercise of the assumed Telebit options. See Merger Agreement
- -- Section 5.10. As of the Record Date, options to purchase an aggregate of 107,077 shares of Telebit Common Stock were outstanding under Telebit's 1995 Plan and are expected to be assumed by Cisco which, following consummation of the Merger and assuming a price of $ ______ per share of Cisco Common Stock, will be exercisable for approximately ________ shares of Cisco Common Stock.

    Following the Effective Time, with respect to any Telebit option assumed by Cisco, Cisco will issue to each person who, immediately prior thereto was a holder of an outstanding Telebit option, a document evidencing the assumption of such option by Cisco. Such assumption will be automatic and no action will be required on the part of the option holder to convert such holder's Telebit option into an option to purchase shares of Cisco Common Stock. See Merger Agreement -- Section 5.9(b).

    Each option outstanding upon consummation of the Merger under Telebit's 1995 Plan which is held by an employee of Telebit who will become an employee of Newco immediately following consummation of the Merger shall, to the extent that the option is not at such time exercisable for vested shares of Telebit Common Stock, be treated in the manner determined by Newco, and Cisco shall, upon written receipt of notice from Newco as to such manner of treatment, take all reasonable ministerial action necessary to effect any required allocation of outstanding options under the 1995 Plan between those options assumed by Cisco and any options assumed by Newco. All other options outstanding at the time of consummation of the Merger under the Telebit Stock Option Plans shall, to the extent not exercisable for vested shares of Telebit Common Stock at that time, terminate and cease to be outstanding at the time of consummation of the Merger and shall not be assumed by either Cisco or Newco. See Merger Agreement --
Section 5.9(a). As of the Record Date, there shall be no such options to be so terminated.

    Outstanding purchase rights under the Telebit 1990 Employee Stock Purchase Plan (the "Telebit ESPP") shall be exercised upon the earlier of: (i) the next scheduled purchase date under the Telebit ESPP or (ii) immediately prior to consummation of the Merger, and each participant in the Telebit ESPP shall accordingly be issued shares of Telebit Common Stock at that time which shall automatically be converted upon consummation of the Merger into the right to receive the Merger Consideration. The Telebit ESPP shall terminate with such exercise date, and no purchase rights shall be subsequently granted or exercised under the Telebit ESPP. A Telebit employee who will continue his or her employment with Telebit following consummation of the Merger and who meets the eligibility requirements for participation in the Cisco Employee Stock Purchase Plan shall be eligible to begin payroll deductions under that plan as of the start date of the first offering period thereunder beginning at least thirty
(30) days after consummation of the Merger. See Merger Agreement -- Section 5.9(c).


EXCHANGE OF CERTIFICATES


    As of the Effective Time, Cisco shall deposit with The First National Bank of Boston (the "Exchange Agent"), for the benefit of Telebit share and option holders (other than shareholders who properly exercise dissenters' rights under California Law, if any), the aggregate Merger Consideration (the "Exchange Fund") to be paid to share and option holders in exchange for their outstanding shares of Telebit Common Stock or vested Telebit options, as the case may be. See Merger Agreement -- Section 1.7.


    As soon as practicable after the Effective Time, a letter of transmittal with instructions for use in effecting the surrender of certificates and stock option agreements with respect to vested Telebit options ("Vested Option Agreements") in exchange for the Merger Consideration will be mailed to each Telebit share and option holder (other than shareholders who properly exercise dissenters' rights under California Law, if any) for use in exchanging Telebit Common Stock certificates and Vested Option Agreements for cash. Upon surrender of a Telebit Common Stock certificate or a Vested Option Agreement for cancellation to the Exchange Agent in connection with the Merger, together with such


                                       31



letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holder of such certificate or Vested Option Agreement will be entitled to receive in exchange therefor the Merger Consideration. If payment for the surrender of any Telebit Common Stock certificate or Vested Option Agreement is to be made to a name other than that in which the Telebit Common Stock certificate or Vested Option Agreement surrendered in exchange therefor is registered, it will be a condition of the payment thereof that the Telebit Common Stock certificate or Vested Option Agreement so surrendered be properly endorsed and otherwise in proper form for transfer and that the person requesting such payment have paid to Cisco or any agent designated by it any transfer or other taxes required by reason of the payment of such cash to any name other than that of the registered holder of the Telebit Common Stock certificate or Vested Option Agreement surrendered, or established to the satisfaction of Cisco or any agent designated by it that such tax has been paid or is not payable. Immediately after the Effective Time, each outstanding Telebit Common Stock certificate or Vested Option Agreement will be deemed for all corporate purposes (other than the payment of dividends with respect to a Telebit Common Stock certificate) to represent only the right to receive, upon surrender as contemplated by the Merger Agreement, the Merger Consideration. See Merger Agreement -- Section 1.7.


    Any portion of the Exchange Fund which remains undistributed to the holders of Telebit Common Stock or vested Telebit options one year after the Effective Time will be delivered to Cisco, upon demand, and any holders of Telebit Common Stock or vested Telebit options (other than shareholders who properly exercise dissenter's rights under California Law, if any) who have not theretofore complied with the exchange procedure must thereafter look only to Cisco for the Merger Consideration.


    Neither Telebit nor Cisco will be liable to any holder of Telebit Common Stock or vested Telebit options for any Merger Consideration delivered to a public official pursuant to any abandoned property, escheat or similar law. See Merger Agreement -- Section 1.7.

    The Exchange Agent will pay in exchange for any lost, stolen or destroyed certificates of Telebit Common Stock or Vested Option Agreements, upon the making of an affidavit of that fact by the holder thereof, the Merger Consideration. Cisco may, however, require the owner of such lost, stolen or destroyed certificates or Vested Option Agreements to deliver a bond of indemnity against any claim that may be made against Cisco, Telebit or the Exchange Agent with respect to the certificates or Vested Option Agreements alleged to have been lost, stolen or destroyed.
See "Merger Agreement -- Section 1.9."


          HOLDERS OF TELEBIT COMMON STOCK CERTIFICATES OR VESTED OPTION
            AGREEMENTS SHOULD NOT SUBMIT THEIR CERTIFICATES OR VESTED
      OPTION AGREEMENTS FOR EXCHANGE UNTIL THEY HAVE RECEIVED THE LETTER OF
                 TRANSMITTAL AND INSTRUCTIONS REFERRED TO ABOVE.

OPERATIONS FOLLOWING THE MERGER


    Following the Merger and subject to the effect of the Asset Transactions, Telebit will continue its operations as a wholly-owned subsidiary of Cisco. Consequently, current Telebit shareholders will have no continuing interest in the Company. Following consummation of the Merger there will be no public trading market for the Telebit Common Stock, and the Telebit Common Stock will be deregistered under the Exchange Act. See Merger Agreement -- Section 1.1.

    Upon consummation of the Merger, the Articles of Incorporation of Merger Sub as in effect immediately prior to consummation of the Merger, shall be the Articles of Incorporation of the surviving corporation, provided that the Articles of the surviving corporation shall be amended to change the name of the surviving corporation to a name other than Telebit or any name closely resembling Telebit. Further, the Bylaws of Merger Sub, as in effect immediately prior to consummation of the Merger, shall be the Bylaws of the surviving corporation. See Merger Agreement -- Section 1.4. Upon consummation of the Merger, the members of Merger Sub's board of directors will become the directors of Telebit. The membership of the Board of Directors of Cisco will remain unchanged as a result of the Merger. See Merger Agreement -- Section 1.5.



                                       32


THE MERGER AGREEMENT


    Representations, Warranties and Covenants. The Merger Agreement contains various representations and warranties of the parties, including representations by Cisco, Telebit and Merger Sub as to their organization and corporate power and, their authority to enter into the Merger Agreement and to consummate the Merger. In addition, the Merger Agreement contains various additional representations and warranties of Telebit, including representations as to the absence of certain material undisclosed liabilities and changes in its business. Such representations and warranties will not survive consummation of the Merger. See Merger Agreement -- Article II and Article III.

    Under the terms of the Merger Agreement, for the period from the date of the Merger Agreement and continuing until the earlier of the termination of the Merger Agreement or the Effective Time, Telebit has agreed (except to the extent expressly contemplated by the Merger Agreement or as consented to in writing by Cisco) to: (i) carry on its and its subsidiaries' business in the usual, regular and ordinary course in substantially the same manner as conducted prior to execution of the Merger Agreement; (ii) pay and to cause its subsidiaries to pay debts and taxes when due, subject to good faith disputes over such debts or taxes, and to pay or perform other obligations when due; (iii) use its reasonable efforts consistent with past practice and policies to preserve intact its and its subsidiaries' present business organizations, use its reasonable efforts consistent with past practice to keep available the services of its and its subsidiaries' present officers and key employees and use its reasonable efforts consistent with past practice to preserve its and its subsidiaries' relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it or its subsidiaries, to the end that its and its subsidiaries' goodwill and ongoing businesses shall be unimpaired at the Effective Time; (iv) use reasonable efforts to insure that at the Effective Time its cash and cash equivalent balance equals or exceed $3.5 million; and (v) use, in the period prior to the Effective Time, reasonable efforts to meet the product development schedule for its MICA-based products. Telebit has also agreed to use its best efforts to promptly notify Cisco of any event or occurrence not in the ordinary course of its or its subsidiaries' business, and of any event which could reasonably be expected to have a material adverse effect on Telebit. In addition, Telebit has agreed that it will not, among other things, do, cause or permit any of the following, or allow, cause or permit any of its subsidiaries to do, cause or permit any of the following, without the prior written consent of Cisco: (i) cause or permit any amendments to its Articles of Incorporation or Bylaws, as amended; (ii) issue, deliver, sell, authorize or propose the issuance, delivery, sale of, purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities, other than the issuance of shares of Telebit Common Stock pursuant to the exercise of stock options, warrants or other rights therefor outstanding as of the date of the Merger Agreement and other than issuances under the Telebit ESPP in the ordinary course of business consistent with past practice; (iii) accelerate, amend or change the period of exercisability or vesting of options or other rights granted under the Telebit Stock Option Plans or authorize cash payments in exchange for any options or other rights granted under any such plan; (iv) except in connection with the Asset Transactions, enter into any contract or commitment, or violate, amend or otherwise modify or waive any of the terms of any of its contracts, other than in the ordinary course of business consistent with past practice and in no event shall such contract, commitment, amendment, modification or waiver be in excess of $1,000,000; (v) except in connection with the Asset Transactions, enter into or amend any agreements pursuant to which any other party is granted exclusive marketing or other exclusive rights of any type or scope with respect to any of its products or technology; (vi) except in connection with the Asset Transactions, sell, lease, license or otherwise dispose of or encumber any of its properties or assets which are material, individually or in the aggregate, to its and its subsidiaries' business, taken as a whole, except in the ordinary course of business consistent with past practice; (vii) incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee any debt securities of others except in the ordinary course of business consistent with past practice; (viii) enter into any operating lease, other than in the ordinary course of business consistent with past practice; (ix) pay, discharge or satisfy in an amount in excess of $10,000 in any one case or $100,000 in the aggregate, any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise)



                                       33



arising other than (a) in the ordinary course of business, other than the payment, discharge or satisfaction of liabilities reflected or reserved against in Telebit's financial statements, (b) the payment of the transaction expenses associated with the transactions contemplated by the Merger Agreement and the Asset Transactions and (c) in connection with the Asset Transactions; (x) make any capital expenditures, capital additions or capital improvements except in the ordinary course of business and consistent with past practice; (xi) materially reduce the amount of any material insurance coverage provided by existing insurance policies; (xii) adopt or amend any employee benefit or stock purchase or option plan, execute or amend any employment agreement with any of Telebit's officers (including Telebit's employment agreement with James D. Norrod), or hire any new director level or officer level employee, pay any special bonus or special remuneration to any employee or director, or increase the salaries or wage rates of its employees other than increases paid to its non-officer employees in the ordinary course of business consistent with past practice; (xiii) grant any severance or termination pay (a) to any director or officer or (b) to any other employee except (1) payments made pursuant to standard written agreements outstanding on the date of the Merger Agreement or
(2) grants which are made in the ordinary course of business in accordance with its standard past practice; (xiv) commence a lawsuit other than (a) for the routine collection of bills, (b) in such cases where it in good faith determines that failure to commence suit would result in the material impairment of a valuable aspect of its business, provided, that it consults with Cisco prior to the filing of such a suit, or (c) for a breach of the Merger Agreement or the Confidentiality Agreement; (xv) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to its and its subsidiaries' business, taken as a whole or acquire or agree to acquire any equity securities of any corporation, partnership, association or business organization; (xvi) other than in the ordinary course of business or with respect to matters disclosed to Cisco, make or change any material election in respect of taxes, adopt or change any accounting method in respect of taxes, file any material tax return or any amendment to a material tax return, enter into any closing agreement, settle any claim or assessment in respect of taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of taxes; (xvii) give all notices and other information required to be given to the employees of Telebit, any collective bargaining unit representing any group of employees of Telebit, and any applicable government authority under the WARN Act, the National Labor Relations Act, the Internal Revenue Code, the Consolidated Omnibus Budget
Reconciliation Act, and any other applicable law in connection with the Transactions provided for in the Merger Agreement; (xviii) revalue any of its assets, including without limitation writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business; or (xix) take, or agree in writing or otherwise to take, any of the actions described in (i) through (xviii) above, or any action which would make any representations or warranties of Telebit contained in the Merger Agreement untrue or incorrect or prevent it from performing or cause Telebit not to perform its covenants thereunder. Provided, however, that the foregoing covenants shall not be interpreted to prohibit Telebit from taking any action with respect to the Purchased Assets, the Assumed Liabilities or the Business (as such terms are defined in the Asset Purchase Agreement and below under the caption "The Asset Transactions -- Assets to be Sold") that would otherwise be contemplated or permitted with respect thereto under the terms of the Asset Purchase Agreement. See Merger Agreement -- Sections 4.1 and 5.7.


    No Solicitation of Takeover Proposal. Telebit has further agreed that Telebit and its subsidiaries and the officers, directors, employees or other agents of Telebit and its subsidiaries will not, directly or indirectly: (i) take any action to solicit, initiate or encourage any Takeover Proposal (defined below) or (ii) subject to the terms of the immediately following sentence, engage in negotiations with, or disclose any nonpublic information relating to Telebit or any of it subsidiaries to, or afford access to the properties, books or records of Telebit or any of its subsidiaries to, any person that has advised Telebit that it may be considering making, or that has made, a Takeover Proposal; provided, that the foregoing shall not prohibit the Telebit Board from taking and disclosing to Telebit's shareholders a position with respect to a tender offer pursuant to Rules 14d-9 and 14e-2 promulgated under the Exchange Act. Notwithstanding the immediately preceding sentence, if an unsolicited Takeover Proposal, or an


                                       34



unsolicited written expression of interest that Telebit reasonably expects to lead to a Takeover Proposal, shall be received by the Telebit Board, then, to the extent the Telebit Board believes in good faith (after consultation with its financial advisor) that such Takeover Proposal would, if consummated, result in a transaction more favorable to Telebit's shareholders from a financial point of view than the transactions contemplated by the Merger Agreement (any such more favorable Takeover Proposal being referred to herein as a "Superior Proposal") and the Telebit Board determines in good faith after consultation with outside legal counsel that it would be inconsistent with the Board's fiduciary duties to shareholders under applicable law, Telebit and its officers, directors, employees, investment bankers, financial advisors, attorneys, accountants and other representatives retained by it may furnish in connection therewith information and take such other actions as are consistent with the fiduciary obligations of the Telebit Board, and such actions shall not be considered a breach of the Merger Agreement; provided, that in each such event Telebit notifies Cisco of such determination by the Telebit Board and provides Cisco with a true and complete copy of the Superior Proposal received from such third party, if the Superior Proposal is in writing, or a complete written summary thereof, if it is not in writing, and provides Cisco with all documents containing or referring to non-public information of Telebit that are supplied to such third party; provided, further, that: (i) the Telebit Board has determined, with the advice of Telebit's investment bankers, that such third party is capable of making a Superior Proposal upon satisfactory completion of such third party's review of the information supplied by Telebit; (ii) the third party has stated that it intends to make a Superior Proposal; (iii) Telebit may not provide any non-public information to any such third party if it has not prior to the date thereof provided such information to Cisco or Cisco's representatives; and (iv) Telebit provides such non-public information pursuant to a non-disclosure agreement substantially the same as or otherwise at least as restrictive on such third party as the Confidentiality Agreement is on Cisco; provided, however, that Telebit shall not, and shall not permit any of its officers, directors, employees or other representatives to agree to or endorse any Takeover Proposal unless Telebit shall have terminated the Merger Agreement and paid to Cisco all amounts payable to Cisco pursuant to the Merger Agreement. Telebit will promptly notify Cisco after receipt of any Takeover Proposal or any notice that any person is considering making a Takeover Proposal or any request for non-public information relating to Telebit or any of its subsidiaries or for access to the properties, books or records of Telebit or any of its subsidiaries by any person that has advised Telebit that it may be considering making, or that has made, a Takeover Proposal and will keep Cisco fully informed of the status and details of any such Takeover Proposal notice, request or any correspondence or communications related thereto and shall provide Cisco with a true and complete copy of such Takeover Proposal notice request or correspondence or communications related thereto, if it is in writing, or a complete written summary thereof, if it is not in writing. For purposes of the Merger Agreement, "Takeover Proposal" means any offer or proposal for, or any indication of interest in, a merger or other business combination involving Telebit or any of its subsidiaries or the acquisition of any significant equity interest in, or a significant portion of the assets of, Telebit or any of its subsidiaries, other than the transactions contemplated by the Merger Agreement, provided that neither the execution of the Asset Purchase Agreement nor consummation of the Asset Transactions nor the disclosure of information regarding Telebit to Cisco under the Asset Purchase Agreement shall be deemed to be a breach of Telebit's obligations under the Merger Agreement. See Merger Agreement -- Section 4.2.

    Conditions to the Merger. Each party's respective obligation to effect the Merger is subject to, among other things, the approval and adoption of the Merger Agreement and approval of consummation of the Merger by the requisite vote of the shareholders of Telebit, the Commission having approved the Proxy Statement prior to distribution of the Proxy Statement to Telebit shareholders, and the satisfaction prior to the Effective Time of the additional following conditions: (i) the absence of any injunction or other legal action or regulatory restraint or prohibition preventing consummation of the Merger or rendering consummation of the Merger illegal, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentability, foreign or domestic, seeking any of the foregoing be pending and (ii) all approvals, waivers and consents imposed by, any governmental entity necessary for consummation of or in connection with the Merger and the several transactions contemplated by the Merger Agreement, including such approvals, waivers and consents as may be required under the Securities Act, and the rules and regulations of the Commission thereunder, under state Blue Sky laws, and under the HSR Act shall have been obtained. See Merger Agreement -- Section 6.1



                                       35



    The obligations of Telebit to effect the Merger are subject to, among other things, the satisfaction at or prior to the Effective Time of each of the following conditions, unless waived in writing by Telebit: (i) the representations and warranties of Cisco and Merger Sub in the Merger Agreement shall be true and correct in all material respects on and as of the Effective Time as though such representations and warranties were made on and as of such time; (ii) Cisco and Merger Sub shall have performed and complied in all material respects with all covenants, obligations and conditions of the Merger Agreement required to be performed and complied with by them as of the Effective Time; and (iii) Telebit shall have received a certificate to such effect signed on behalf of Cisco by its President and Chief Financial Officer. See Merger Agreement -- Section 6.2.

    The obligations of Cisco and Merger Sub to effect the Merger are subject to, among other things, the satisfaction at or prior to the Effective Time of each of the following conditions, unless waived in writing by Cisco: (i)(a) the representations and warranties of Telebit in the Merger Agreement shall be true and correct in all material respects on and as of the Effective Time as though such representations and warranties were made on and as of such time, (b) Telebit shall have performed and complied in all material respects with all covenants, obligations and conditions of the Merger Agreement required to be performed and complied with by it as of the Effective Time and (c) Cisco shall have received a certificate to such effect signed on behalf of Telebit by its President and Chief Financial Officer; (ii) Cisco shall have been furnished with evidence satisfactory to it of the consent or approval of those persons whose consent or approval shall be required in connection with the Merger under any material contract of Telebit or any of its subsidiaries or otherwise (after giving effect to the transactions contemplated by the Asset Purchase Agreement), except where the failure to obtain such consent would not have a material adverse effect on Telebit; (iii) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint provision materially limiting or restricting Cisco's conduct or operation of the business of Telebit and its subsidiaries, following the Merger (after giving effect to the transactions contemplated by the Asset Purchase Agreement) shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental entity, domestic or foreign, seeking the foregoing be pending; (iv) there shall not have occurred any material adverse change in the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, operations, results of operations or prospects of Telebit and its subsidiaries, taken as a whole provided, however, that any adverse effect on revenues or gross margins of Telebit (or the direct consequences thereof) following the date of the Merger Agreement which is attributable to a delay of, reduction in or cancellation or change in the terms of product orders by customers of Telebit shall not be deemed a material adverse effect; (v) certain employees of Telebit shall have accepted employment with Cisco and shall have entered into employment agreements with Cisco as described in the Merger Agreement; and (vi) the closing of the Asset Sale shall have occurred. See Merger Agreement -- Section 6.3.

    Closing. As promptly as practicable after the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub and Telebit will file an Agreement of Merger with the Secretary of State of California. The Merger will become effective upon such filing. It is anticipated that, assuming all conditions are met, the Merger will occur and a closing will be held on or before October 11, 1996. See Merger Agreement -- Section 1.2.


    Termination, Amendments and Waivers. The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by the Telebit shareholders:

       (i) by the mutual consent duly authorized by the Board of Directors of Cisco and Telebit;

       (ii) by either Cisco or Telebit if, without fault of the terminating party, the Merger is not consummated on or before December 31, 1996 (or such later date that the parties may agree to in writing);

       (iii) by Cisco, if (a) Telebit breaches any of its representations, warranties or obligations under the Merger Agreement and such breach is not cured within ten (10) business days of receipt by Telebit of written notice of such breach; (b) the Telebit Board shall have withdrawn or modified its recommendation of the Merger Agreement or the Merger in a manner adverse to Cisco, or shall have resolved to do any of the foregoing or (c) for any reason Telebit fails to call and hold the Special Meeting by November 15, 1996;


                                       36


       (iv) by Telebit, if Cisco breaches any of its respective representations, warranties or obligations under the Merger Agreement and such breach is not cured within ten (10) days following receipt by Cisco of written notice of such breach;

       (v) by either Cisco or Telebit if a Trigger Event (as defined below) or Takeover Proposal (as defined below under the caption "Fees and Expenses; Termination Fee") shall have occurred and the Telebit Board in connection therewith, after consultation with its legal counsel, withdraws or modifies its approval and recommendation of the Merger Agreement and the Merger in a manner adverse to Cisco after determining that to cause Telebit to proceed with the Merger would not be consistent with the Telebit Board's fiduciary duty to the shareholders of Telebit; or


       (vi) by either Cisco or Telebit if (a) any permanent injunction or other order of a court or other competent authority preventing consummation of the Merger becomes final and nonappealable or (b) any required approval of the shareholders of Telebit is not obtained by reason of the failure to obtain the required vote upon a vote held at a duly held meeting of shareholders or at any adjournment thereof. See Merger Agreement -- Section 7.1.

    Subject to the fees and expenses described below under the caption "Fees and Expenses; Termination Fee," in the event of termination of the Merger Agreement, the Merger Agreement shall become void and there shall be no liability or obligation on the part of Cisco, Merger Sub or Telebit or their respective officers, directors, shareholders or affiliates, except to the extent that such termination results from the breach by a party hereto of any of its representations, warranties or covenants set forth in the Merger Agreement;
provided,   that  the   provisions  of  the  Merger   Agreement   pertaining  to
confidentiality, expenses and termination fees shall remain in full force and effect and survive any such termination.
See Merger Agreement -- Section 7.2.

    For the purposes of defining the termination rights of Cisco and Telebit, as well as determining whether termination fees are payable by Telebit to Cisco, a "Trigger Event" would occur if any person acquires securities representing 20% or more, or commences a tender or exchange offer following the successful consummation of which the offeror and its affiliate would beneficially own securities representing 20% or more, of the voting power of Telebit; provided, however, a Trigger Event shall not be deemed to include the acquisition by any person of securities representing 20% or more of Telebit if such person has acquired such securities not with the purpose nor with the effect of changing or influencing the control of Telebit, nor in connection with or as a participant in any transaction having such purpose or effect, including without limitation not in connection with such person: (i) making any public announcement with respect to the voting of such shares at any meeting to consider any merger, consolidation, sale of substantial assets or other business combination or extraordinary transaction involving Telebit; (ii) making, or in any way participating in, any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A under the Exchange Act) to vote any voting securities of Telebit (including, without limitation, any such solicitation subject to Rule 14a-11 under the Exchange Act) or seeking to advise or influence any person with respect to the voting of any voting securities of Telebit, directly or indirectly, relating to a merger or other business combination involving Telebit or the sale or transfer of any material assets (excluding the sale or disposition of assets in the ordinary course of business) of Telebit; (iii) forming, joining or in any way participating in any "group" within the meaning of Section 13(d)(3) of the Exchange Act with respect to any voting securities of Telebit, directly or indirectly, relating to a merger or other business combination involving Telebit or the sale or transfer of any material assets (excluding the sale or disposition of assets in the ordinary course of business) of Telebit; or (iv) otherwise acting, alone or in concert with others, to seek control of Telebit or to seek to control or influence the management or policies of Telebit. See Merger Agreement -- Section 7.3(f).

    The Merger Agreement may be amended by Cisco and Telebit at any time before or after approval by the Telebit and Merger Sub shareholders, except that, after such approval, no amendment may be made which: (i) alters or changes the amount or kind of consideration to be received on conversion of the Telebit Common Stock; (ii) alters or changes any term of the Articles of Incorporation of the surviving corporation to be effected by the Merger; or (iii) alters or changes any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the holders of Telebit Common Stock or Merger Sub common stock. See Merger Agreement -- Section 7.4.



                                       37




    At any time prior to the Effective Time, either of Cisco or Telebit may, to the extent legally allowed, by execution of an instrument in writing signed on behalf of such party: (i) extend the time for the performance of any of the obligations or acts of the other party set forth in the Merger Agreement; (ii) waive any inaccuracies in the representations and warranties made to such party in the Merger Agreement or in any document delivered pursuant to the Merger Agreement; and (iii) waive compliance with any of the agreements or conditions for the benefit of such party under the Merger Agreement. See Merger Agreement
- -- Section 7.5.

    Fees and Expenses; Termination Fee. Subject to the provisions described below regarding reimbursement of expenses and payment of termination fees, whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby are to be paid by the party incurring such expense, except that expenses incurred in connection with printing the Proxy Statement and filing fees incurred in connection with the Proxy Statement which fees shall be shared equally by Telebit and Cisco. See Merger Agreement -- Section 7.3(a).

    In the event either Telebit or Cisco shall terminate the Merger Agreement on account of a breach of the representations, warranties, or obligations, which, in the case of Telebit, shall not have been cured within ten (10) business days receipt by Telebit of written notice of such breach, and, in the case of Cisco, shall not have been cured within ten (10) days receipt by Cisco of written notice of such breach, the breaching party shall reimburse the nonbreaching party for all of the out-of-pocket costs and expenses incurred by such nonbreaching party in connection with the Merger Agreement and the transaction contemplated thereby (including without limitation the fees and expenses of its advisors, accountants and legal counsel) up to an aggregate amount not to exceed $1 million. Additionally, if Cisco terminates the Merger Agreement because: (i) the Telebit Board withdrew or modified its recommendation of the Merger Agreement or the Merger in a manner adverse to Cisco or shall have resolved to any of the foregoing; (ii) Telebit failed to call and hold the Special Meeting by November 15, 1996, subject to certain exceptions; or (iii) any required approval of Telebit shareholders shall not have been obtained by reason of the failure to obtain the required vote upon a vote duly held at a duly held meeting of Telebit shareholders or at any adjournment thereof and there has not occurred a Trigger Event or a Takeover Proposal, then Telebit shall reimburse Cisco for all of the out-of-pocket costs and expenses incurred by Cisco in connection with the Merger Agreement and the transactions contemplated thereby (including without limitation the fees and expenses of its advisors, accountants, and legal counsel) up to an aggregate amount not to exceed $1 million. See Merger Agreement -- Sections 7.3(e) and (i).

    In the event that: (i) either Cisco or Telebit terminates the Merger Agreement following the occurrence of a Trigger Event or Takeover Proposal (as defined below) and either (a) the Telebit Board, after consultation with its legal counsel, withdraws or modifies its approval and recommendation of the Merger Agreement and the Merger in a manner adverse to Cisco after determining that to cause Telebit to proceed with the Merger would not be consistent with the Telebit Board's fiduciary duty to the shareholders of Telebit or (b) any required approval of Telebit shareholders shall not have been obtained by reason of the failure to obtain the required vote upon a vote held at a duly held meeting of Telebit shareholders, or at any adjournment thereof, and, prior to the time of such meeting there shall have been (1) a Trigger Event or (2) a Takeover Proposal, which shall not have been rejected by Telebit; or (ii) if Cisco terminates the Merger Agreement because Telebit fails to call and hold the Special Meeting by November 15, 1996, and prior to the time of such termination there shall have been (a) a Trigger Event or (b) a Takeover Proposal, which shall not have been rejected by Telebit, then Telebit shall be required to pay Cisco $8 million and shall reimburse Cisco for out-of-pocket expenses incurred by Cisco in connection with the Merger Agreement and the Merger (including without limitation the fees and expenses of its advisors, accountants, and legal counsel) up to an aggregate amount not to exceed $1 million. See Merger Agreement -- Section 7.3(b).


    In the event that: (i) either Cisco or Telebit terminates the Merger Agreement because any required approval of Telebit shareholders shall not have been obtained by reason of the failure to obtain the required vote upon a vote held at a duly held meeting of Telebit shareholders, or at any adjournment thereof, and, prior to the time of the meeting there shall have been (a) a Trigger Event or (b) a Takeover Proposal, which at the time of the meeting shall have been rejected by Telebit and not withdrawn by the


                                       38



third party or (ii) Cisco shall terminate the Merger Agreement because Telebit shall have failed to call and hold the Special Meeting by November 15, 1996, and, prior to the time of such termination, there shall have been (a) a Trigger Event or (b) a Takeover Proposal, which shall have been rejected by Telebit, then Telebit shall be required to pay Cisco $3 million and shall reimburse Cisco for out-of-pocket expenses incurred by Cisco in connection with the Merger Agreement and the Merger (including, without limitation, the fees and expenses of its advisors, accountants and legal counsel) up to an aggregate amount not in excess of $1 million; provided, however, that, in the event that any Takeover Proposal or Trigger Event is consummated within six months of the later of: (i) termination of the Merger Agreement and (ii) the payment of such expenses, Telebit shall be required to pay Cisco an additional $5 million. See Merger Agreement -- Section 7.3(c).

    For the purposes of the preceding two paragraphs: (i) a "Takeover Proposal" shall occur if there is an offer or proposal for, or any indication of interest in (where such indication of interest has been disclosed publicly), a merger or other business combination involving Telebit or the acquisition of 20% or more of the outstanding shares of capital stock of Telebit or the sale or transfer of any material assets (excluding the sale or disposition of assets in the ordinary course of business) of Telebit, or any of its subsidiaries, other than the Merger or the Asset Sale; (ii) "consummation" of a Takeover Proposal shall occur on the date a written agreement is entered into with respect to a merger or other business combination involving Telebit or the acquisition of 20% or more of the outstanding shares of capital stock of Telebit, or sale or transfer of any material assets (excluding the sale or disposition of assets in the ordinary course of business and the Asset Sale) of Telebit or any of its subsidiaries; and (iii) "consummation" of a Trigger Event shall occur on the date any person or any of its affiliates or associates would beneficially own securities representing 20% or more of the voting power of Telebit following a tender or exchange offer. See Merger Agreement -- Sections 7.3(g)(i) and (h)(i).

    In the event that either Cisco or Telebit terminates the Merger Agreement because any required approval of Telebit shareholders shall not have been obtained by reason of the failure to obtain the required vote upon a vote held at a duly held meeting of Telebit shareholders, or at any adjournment thereof and, prior to the time of the meeting there shall have been: (i) a Trigger Event or (ii) a Takeover Proposal, which at the time of the meeting shall have been rejected by Telebit and withdrawn by the third party, then Telebit shall reimburse Cisco for all out-of-pocket costs and expenses incurred by Cisco in connection with the Merger Agreement and the Merger (including, without limitation, the fees and expenses of its advisors, accountants and legal counsel) up to an aggregate amount not in excess of $1 million; provided, however, that, in the event any Takeover Proposal or Trigger Event is consummated within seven (7) months of the later of: (i) termination of the Merger Agreement and (ii) the payment of such expenses, Telebit shall be required to pay Cisco $8 million. See Merger Agreement -- Section 7.3(d).

    For the purposes of the preceding paragraph: (i) a "Takeover Proposal" shall occur if there is an offer or proposal for, or any indication of interest in (where such indication of interest has been disclosed publicly), a merger or other business combination involving Telebit or the acquisition of 40% or more of the outstanding shares of capital stock of Telebit or the sale or transfer of any material assets (excluding the sale or disposition of assets in the ordinary course of business) of Telebit, or any of its subsidiaries, other than the Merger or the Asset Sale; (ii) "consummation" of a Takeover Proposal shall occur on the date a written agreement is entered into with respect to a merger or other business combination involving Telebit or the public announcement of the initiation of such a merger or business combination or the acquisition of 40% or more of the outstanding shares of capital stock of Telebit, or any sale or transfer of any material assets (excluding the sale or disposition of assets in the ordinary course of business and the Asset Sale) of Telebit; and (iii) "consummation" of a Trigger Event shall occur on the date (a) any person or any of its affiliates or associates would beneficially own securities representing 20% or more of the voting power of Telebit following a tender or exchange or (b) Telebit files a Schedule 14D-9 with the Commission recommending that the Telebit security holders accept the tender offer. See Merger Agreement -- Sections 7.3(g)(ii) and (h)(ii).


    Indemnification and Insurance. The Merger Agreement provides that from and after the Effective Time, Cisco will, and will cause Telebit to, indemnify, defend and hold harmless each person who was as of the date of the Merger Agreement or has been at any time prior to the date thereof, or who


                                       39



becomes prior to the Effective Time, an officer, director, employee or agent of Telebit in respect of acts or omissions occurring on or prior to the Effective Time, in each case to the full extent such corporation is permitted under California law, the Telebit Articles of Incorporation or Bylaws, as amended, or any indemnification agreement with Telebit officers and directors to which Telebit is a party, in each case as in effect on the date of the Merger
Agreement. Without limitation of the foregoing, the Merger Agreement also provides that in the event any such indemnified party is or becomes involved in any capacity in any action, proceeding or investigation in connection with any matter relating to the Merger Agreement or the transactions contemplated thereby occurring on or prior to the Effective Time, Cisco shall, or shall cause Telebit to, pay as incurred such indemnified party's reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith. See Merger Agreement -- Section 5.13(a).

    The Merger Agreement also provides that, for four years after the Effective Time, Cisco will either: (i) at all times maintain at least $500 million in cash, marketable securities and unrestricted lines of credit to be available to indemnify the present and former officers, directors, employees and agents of Telebit against certain liabilities or (ii) cause Telebit to use its best efforts to cause to be maintained in effect for the benefit of Telebit's directors and officers and other persons covered by Telebit's current directors' and officers' liability insurance policies with respect to all matters occurring on or prior to the Effective Time, Telebit's current policies of directors' and officers' liability insurance or substantially similar policies provided that in satisfying this obligation, Cisco shall not be obligated to cause Telebit to pay premiums in excess of 150% of the amount per annum that Telebit paid in its last full fiscal year, and if Telebit is unable to obtain the insurance so required, Cisco shall obtain as much insurance as possible for an annual premium equal to such maximum amount. See Merger Agreement -- Section 5.13(b).


    Deregistration of Telebit Common Stock. Following the Effective Time, the shares of Telebit Common Stock will cease to be registered under the Exchange Act and will cease to be publicly traded.

RELATED AGREEMENTS

 VOTING AGREEMENTS


    In connection with the Merger, certain shareholders of Telebit have entered into voting agreements dated as of July 21, 1996 with Cisco (the "Voting Agreements"). The form of the Voting Agreements is attached as Exhibit B to the Merger Agreement and is incorporated by reference herein. The terms of the Voting Agreements provide: (i) that such shareholders will not transfer (except as may be specifically required by court order), sell, exchange, pledge (except in connection with a bona fide loan transaction) or otherwise dispose of or encumber shares of Telebit Common Stock beneficially owned by them, or any new shares of such stock they may acquire, at any time prior to the Expiration Date (as defined below), see Voting Agreement -- Sections 1.1 and 1.2; and (ii) that such shareholders will vote all shares of Telebit Common Stock beneficially owned by them in favor of (a) approval of the Merger Agreement and consummation of the Merger and (b) approval of the Asset Purchase Agreement and consummation of the Asset Sale and against any proposal for any recapitalization, merger, sale of assets or other business combination (other than the Merger and the Asset Sale) between Telebit and any person or entity other than Cisco or any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Telebit under the Merger Agreement or the Asset Purchase Agreement or which could result in any of the conditions to Telebit's obligations under the Merger Agreement or the Asset Purchase Agreement not being fulfilled. See Voting Agreement -- Section 2. Such Voting Agreements are accompanied by irrevocable proxies whereby such shareholders have provided to Cisco the right to vote their shares on the proposals relating to the Merger Agreement, the Merger, the Asset Purchase Agreement and the Asset Sale at the Special Meeting and any competing proposal at a Telebit shareholder meeting. Holders of approximately 7.2% (exclusive of any shares issuable upon the exercise of options held by such holders) of the shares of Telebit Common Stock entitled to vote at the Special Meeting have entered into Voting Agreements and irrevocable proxies. The Voting Agreements and proxies shall terminate the earlier to



                                       40



occur of: (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement and (ii) six months after the date of termination of the Merger Agreement, unless the Merger Agreement shall have been terminated by (a) the mutual consent duly authorized by the Board of Directors of Cisco and Telebit; (b) Telebit, if Cisco breaches any of its respective representations, warranties or obligations under the Merger Agreement and such breach is not cured within ten (10) days following receipt by Cisco of written notice of such breach; or (c) either Cisco or Telebit, if any permanent injunction or other order of a court or other competent authority preventing consummation of the Merger becomes final and nonappealable (the "Expiration Date"). See Voting Agreement -- Sections 1.1 and 7.


 STOCK OPTION AGREEMENT


    Pursuant to that certain stock option agreement, dated as of July 21, 1996, by and between Cisco and Telebit (the "Stock Option Agreement"), a copy of which is attached as Exhibit C to Merger Agreement and is incorporated by reference herein, Cisco was granted the right, under certain circumstances, to acquire up to 2,071,000 shares (the "Cisco Option") of authorized but unissued shares of Telebit Common Stock (the "Telebit Shares") (constituting approximately fifteen percent (15%) of the outstanding shares of Telebit Common Stock) at a price, payable in cash, of $13.35 per share (the "Exercise Price"); provided however, that in the event either (i) Telebit and Cisco shall at any time agree to an increase in the Merger Consideration per share of Telebit Common Stock payable in the Merger (as evidenced by the execution of a written definitive agreement providing for such increased price), or (ii) Cisco shall at any time following the date hereof commence a tender or exchange offer for Telebit Common Stock at a price per share of Telebit Common Stock greater than the Merger Consideration (as evidenced by the filing of a Schedule 14D-1 with the Securities and Exchange Commission), then the Exercise Price shall automatically be increased to such higher agreed or offered price per share of Telebit Common Stock. See Stock Option Agreement -- Section 1. Pursuant to the terms of the Stock Option Agreement, the type and number of securities subject to the Cisco Option, and the price per share, shall be adjusted in the event of any change in Telebit Common Stock by reason of certain events, including recapitalizations, combinations, exchange of shares or the like. In the event Telebit enters into certain types of agreements involving the merger of Telebit, or sale of substantially all of the assets of Telebit, such agreements must provide that upon consummation of any such merger or sale that Cisco shall receive consideration for each share of Telebit Common Stock with respect to which the Cisco Option has not been exercised, equal to the amount of consideration a holder of Telebit Common Stock would receive less the Exercise Price. See Stock Option Agreement -- 12. The Stock Option Agreement could have the effect of making an acquisition of Telebit by a third party more costly because of the need to acquire the Telebit Shares in any such transaction.

    The Stock Option Agreement is exercisable by Cisco, in whole or in part, at any time or from time to time after any event occurs which would permit Cisco to terminate the Merger Agreement and recover an $8 million or $3 million termination fee and out-of-pocket costs and expenses described in "The Merger -- The Merger Agreement, "-- Fees and Expenses, Termination Fee" and "-- Termination, Amendments and Waivers." The Cisco Option will terminate upon the earlier of: (i) the Effective Time; (ii) the termination of the Merger Agreement pursuant to its terms (other than a termination in connection with which Cisco is entitled to the payment of a termination fee and out-of-pocket costs and expenses); (iii) 180 days following any termination of the Merger Agreement in connection with which Cisco is entitled to the payment of a termination fee and out-of-pocket costs and expenses (or, if at the expiration of such 180-day period, the Cisco Option cannot be exercised by reason of any applicable judgment, decree, order, law or regulation, ten (10) business days after such impediment to exercise shall have been removed or shall have become final and not subject to appeal), but in no event later than July 21, 1998; or (iv) 210 days following any termination of the Merger Agreement in connection with which Cisco is entitled to payment of a termination fee and out-of-pocket costs and expenses (or, if at the expiration of such 210-day period, the Cisco Option cannot be exercised by reason of any applicable judgment, decree, order, law or regulation, ten (10) business days after such impediment to exercise shall have been removed or shall have become final and not subject to appeal, but in no event later than July 21, 1998). Notwithstanding the foregoing, the Cisco Option may not be exercised if Cisco is in material breach of any of its representations, warranties, covenants or agreements contained in the Stock Option Agreement or in the Merger Agreement or the Confidentiality Agreement. See Stock Option Agreement -- Section 2.




                                       41


    Under the terms of the Stock Option Agreement, at any time during which the Cisco Option is exercisable (the "Repurchase Period"), Cisco has the right to require Telebit (or any successor entity thereof) to repurchase from Cisco all or any part of the Cisco Option, and Telebit (or any successor entity thereof) has the right to require Cisco to sell to Telebit (or such successor entity) all or any part of the Cisco Option, at the price set forth in subparagraph (i) below. Also, at any time prior to July 21, 1998, Cisco has the right to require Telebit (or any successor entity thereof) to repurchase from Cisco, and Telebit (or any successor entity thereof) has the right to require Cisco to sell to Telebit (or such successor entity), all or any part of the Telebit Shares purchased by Cisco pursuant to the Cisco Option at the price set forth in subparagraph (ii) below:

       (i) The difference between the Market/Tender Offer Price (as defined below) for shares of Telebit Common Stock as of the date the requesting party gives notice ("Notice Date") of its intent to exercise its rights and the Exercise Price, multiplied by the number of Telebit Shares purchasable pursuant to the Cisco Option, or portion thereof, but only if the Market/Tender Offer Price exceeds the Exercise Price. The "Market/Tender Offer Price" means the higher of: (a) the price per share offered as of the Notice Date pursuant to any tender or exchange offer or other Takeover Proposal that was made prior to the Notice Date and not terminated or withdrawn as of the Notice Date (the "Tender Price") or (b) the average of the closing sale price of shares of Telebit Common Stock on Nasdaq for each of the ten trading days immediately preceding the Notice Date (the "Market Price").


       (ii) The Exercise Price paid by Cisco for Telebit Shares acquired pursuant to the Cisco Option plus the difference between the Market/Tender Offer Price and the Exercise Price, but only if the Market/Tender Offer Price is greater than the Exercise Price, multiplied by the number of Telebit Shares so purchased. For purposes of this clause (ii), the Tender Offer Price shall be the highest price per share offered pursuant to a tender or exchange offer or other Takeover Proposal during the Repurchase Period. See Stock Option Agreement -- Section 7.

    Notwithstanding the foregoing, the right of Telebit or any successor thereof to require Cisco to sell the Cisco Option or the Telebit Shares shall not be exercisable unless Telebit shall have consummated the transaction provided by a Takeover Proposal or Telebit's shareholders shall have transferred their shares of Telebit Common Stock pursuant to a tender or exchange offer or other Takeover Proposal. See Stock Option Agreement -- Section 7.

    Subsequent to the termination of the Merger Agreement, Cisco may by written notice ("Registration Notice") request Telebit to register under the Securities Act all or any part of the Telebit Shares. Telebit may, at its option, purchase such shares ("Registrable Shares") at their market price (the per share average of the closing sale price of Telebit's Common Stock on Nasdaq for each of the ten trading days immediately preceding the Registration Notice) within ten business days after the receipt of the Registration Notice. If Telebit does not elect to exercise its option to purchase the Registrable Shares, it shall use its best efforts to register the unpurchased Registrable Shares; provided, however, (i) Cisco shall not be entitled to more than an aggregate of two effective registration statements and (ii) Telebit will not be required to file any such registration statement for a certain period of time when (a) Telebit is in possession of material non-public information which it reasonably believes would be detrimental to be disclosed at such time and, in the written opinion of counsel to Telebit, such information would have to be disclosed if a registration statement were filed at such time; (b) Telebit is required under the Securities Act to include audited financial statements for any period in such registration statement and such financial statements are not yet available for inclusion in such registration statement; or (c) Telebit determines, in its reasonable judgment, that such registration would interfere with any financing, acquisition or other material transaction involving Telebit or any of its affiliates. See Stock Option Agreement -- Section 11.


INTERESTS OF CERTAIN PERSONS IN THE MERGER

    In considering the recommendation of the Telebit Board with respect to the Merger, shareholders of Telebit should be aware that certain officers and directors of Telebit have interests in the Merger, including those referred to below, that presented them with potential conflicts of interests. The Telebit Board was aware of these potential conflicts and considered them along with the other matters described in "The Transactions -- Reasons for the Transactions; Recommendation of the Board of Directors."


                                       42



    It is currently anticipated that Michael K. Ballard, Executive Vice President, Marketing of Telebit and a member of the Telebit Board, will enter into an employment and non-competition agreement with Cisco for a position comparable to his current position with Telebit. In addition, Telebit has agreed to use its best efforts to ensure, and it is a condition to closing the Merger, that certain Telebit employees enter into employment and non-competition agreements with Cisco. See "The Merger -- Related Agreements" and "-- The Merger Agreement -- Conditions to Merger."


    Messrs. Norrod, Ballard, Cohen and Wilson are each party to an employment agreement with Telebit. Each of these employment agreements provides for the acceleration of vesting of certain of such executive officer's outstanding options to purchase shares of Telebit Common Stock upon consummation of a Sale Transaction (as defined in the employment agreements). Upon consummation of the Merger, options to purchase, 68,752, 20,755 and 11,631 shares of Telebit Common Stock held by Messrs. Ballard, Cohen and Wilson, respectively, will accelerate. Mr. Norrod's outstanding options to purchase Telebit Common Stock will be fully vested prior to consummation of the Merger. In addition, pursuant to the terms of the employment agreements with Telebit, upon consummation of the Merger
Messrs. Cohen and Wilson will be entitled to severance payments equal to approximately $208,000 and $189,000, respectively, before tax and other withholdings.


    As of the Record Date, the officers and directors of Telebit and their affiliates owned an aggregate of 996,964 shares of Telebit Common Stock and will be entitled to receive the Merger Consideration with respect to such shares. In addition, certain of the Company's officers hold options to purchase shares of Telebit Common Stock and will be entitled to receive the Merger Consideration less the exercise price of the option for each share of Common Stock covered by the options. See "Share Ownership of Management and Principal Shareholders." Such persons will receive the same Merger Consideration per share as all other shareholders and, other than the acceleration of certain options described above, will not receive any special or additional consideration for their shares of Telebit Common Stock or options.


    The Merger Agreement provides that, from and after the Effective Time, Cisco will cause Telebit, to the fullest extent permitted under the laws of the State of California, the Telebit Articles of Incorporation and Bylaws, as amended, or any indemnification agreement with Telebit officers and directors, to indemnify and hold harmless each of Telebit's current officers, directors, employees or agents, or any person who becomes an officer, director, employee or agent of Telebit prior to the Effective Time, made, in respect of acts or omissions occurring on or prior to the Effective Time. See "The Merger -- The Merger Agreement -- Indemnification and Insurance."

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

    The following discussion summarizes the principal federal income tax consequences of the Merger to holders of Telebit Common Stock who are United States persons within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "Code"). This discussion does not address all income tax considerations that may be relevant to certain of these shareholders in light of their particular circumstances, such as shareholders who are dealers in securities, who do not hold the Telebit Common Stock as a capital asset within the meaning of Section 1221 of the Code or who acquired their Telebit Common Stock in connection with stock options or stock purchase plans or in other compensatory transactions. In addition, the tax treatment of certain holders of Telebit Common Stock (including, but not limited to, insurance companies, tax-exempt organizations, financial institutions and persons subject to the alternative minimum tax) may be affected by special rules not discussed below. ACCORDINGLY, HOLDERS OF TELEBIT COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE MERGER TO THEM.


                                       43


    Holders of Telebit Common Stock generally will recognize capital gain or loss equal to the difference between the amount of cash received in the Merger or pursuant to the exercise of dissenter's rights and the adjusted tax basis of the Telebit Common Stock exchanged therefor. Such capital gain or loss will be long-term capital gain or loss if the holding period of the Telebit Common Stock is more than one year.

    In order to avoid "backup withholding" of federal income tax on payments of cash received in the Merger or pursuant to the exercise of dissenter's rights, each Telebit shareholder generally must provide the payor of such cash with the shareholder's correct taxpayer identification number ("TIN") on an Internal Revenue Service Form W-9 or an acceptable substitute and certify under penalties of perjury that such number is correct and that such shareholder is not subject to backup withholding. If a shareholder fails to provide the correct TIN or certification, and no exemption from backup withholding is available, cash received by that shareholder in the Merger or pursuant to the exercise of dissenter's rights may be subject to backup withholding at a thirty-one percent (31%) rate.

ACCOUNTING TREATMENT

    The Merger is expected to be accounted for under the purchase method of accounting, with Cisco as the acquiring party, in accordance with generally accepted accounting principles. Under the purchase method of accounting, the purchase price of Telebit, including direct costs of the Merger, will be allocated to the assets acquired and liabilities assumed based upon their estimated fair values, with any excess of the purchase price over the estimated fair value of net assets acquired being recorded as goodwill.



                                       44


                             THE ASSET TRANSACTIONS

GENERAL


    The Asset Purchase Agreement sets forth certain transactions pursuant to which substantially all of the assets and liabilities of Telebit will be sold to and assumed by Newco in consideration for the Notes. The discussion in this Proxy Statement of the Asset Sale and the description of the principal terms and conditions of the Asset Purchase Agreement are subject to and qualified in their entirety by reference to the Asset Purchase Agreement, a copy of which is attached to this Proxy Statement as Appendix B and is incorporated by reference herein. Shareholders are urged to read the Asset Purchase Agreement in its entirety.


ASSETS TO BE SOLD


    Pursuant to the terms of the Asset Purchase Agreement, Telebit will sell, transfer, assign and deliver or cause to be sold, transferred, assigned or delivered to Newco all of the assets, properties and business of Telebit, other than: (i) the MICA Assets and the MICA Trademark; (ii) all other Telebit patents and patent applications; (iii) $3.5 million in cash; (iv) Telebit's rights to enforce any non-competition provision relating to the MICA Assets that may exist in any agreements between Telebit and any of its employees, including the employment agreement between Telebit and James D. Norrod; and (v) all rights under Telebit's current and former directors' and officers' liability insurance policies (collectively, the "Excluded Assets"). The business and assets of Telebit other than the Excluded Assets constitute the "Business." The assets to be sold by Telebit (collectively, the "Purchased Assets") are comprised of all of the operating assets related to the Business, including: (i) all real property and leases of, and other interests in, real property, together with all buildings, fixtures and improvements thereon; (ii) all personal property; (iii) all inventory, including raw materials, work-in-process, finished goods and supplies; (iv) all rights under contracts, agreements, licenses, leases, commitments, sales and purchase orders and other instruments; (v) all accounts, notes and other receivables; (vi) all prepaid expenses and deposits; (vii) all cash and cash equivalents on hand and in banks in excess of $3.5 million; (viii) all rights, claims, credits, causes of action or rights of set-off against third parties relating to the Purchased Assets including unliquidated rights under manufacturers' and vendors' warranties; (ix) all proprietary rights owned, licensed or used in the Business; (x) all transferable licenses, permits or other governmental authorizations affecting or relating to the Business; (xi) all books, records, files and papers, whether in hard copy or computer format, including without limitation, engineering information, sales and promotional literature, manuals and data, sales and purchase correspondence, lists of present and former suppliers and customers, personnel and employment records and any information relating to tax imposed on the Purchased Assets; (xii) all of the outstanding capital stock of Telebit's subsidiaries and (xiii) all goodwill associated with the Business or the Purchased Assets together with the right to represent to third parties that Newco is the successor to the Business. See Asset Purchase Agreement -- Sections 2.01 and 2.02.


    The acquisition by Newco of the Purchased Assets is subject to Newco's assumption of certain specified liabilities (collectively, the "Assumed Liabilities"), including, but not limited to: (i) all liabilities arising out of or relating to the Business; (ii) all liabilities and obligations of Telebit arising under Telebit's contracts related to the Business; (iii) all warranty claims or expenses of Telebit in respect of products sold or services rendered by the Business through the date the Asset Sale is consummated (the "Closing Date"); (iv) Telebit's obligation to provide vacation time and vacation pay to Telebit's employees to the extent accrued on or prior to the Closing Date; (v) Telebit's obligation to provide severance to Telebit's employees whose employment is terminated prior to or in connection with consummation of the proposed Transactions; (vi) all obligations and liabilities arising from any action, suit, investigation, or proceeding relating to or arising out of the Business or the Purchased Assets; (vii) all liabilities and obligations relating to any products manufactured or sold by the Business on or prior to the Closing Date including without limitation warranty obligations and product liability claims; (viii) all taxes of Telebit incurred on or prior to the Closing Date; and (ix) fifty percent (50%) of the fees and expenses of Telebit including, without limitation, fees and expenses of legal counsel,


                                       45



accountants and financial advisors, incurred in connection with the proposed Transactions and any liability of Telebit for taxes arising from or with respect to the Asset Sale, other than those specified below as Excluded Liabilities. Newco will not, however, assume any liability or obligation (i) relating to an Excluded Asset arising after the Closing Date or (ii) fifty percent (50%), up to an aggregate of $550,000, of the fees and expenses of Telebit incurred in connection with the Asset Sale and the Merger and any liability of Telebit for taxes with respect to the Asset Sale (collectively, the "Excluded Liabilities"). See Asset Purchase Agreement -- Sections 2.03 and 2.04.


PURCHASE PRICE


    The purchase price for the Purchased Assets (the "Purchase Price") is the Secured Senior Subordinated Note due 2001 of Newco in the principal amount of $31.5 million and the assumption of the Assumed Liabilities. In connection, and simultaneously, with the purchase and sale of the Purchased Assets, Telebit will purchase 3,500 shares of Newco's newly issued Preferred Stock for an aggregated purchase price of $3.5 million. See "Related Agreements -- Preferred Stock Purchase and Noteholder Rights Agreement." See Asset Purchase Agreement --
Section 2.06.


THE ASSET PURCHASE AGREEMENT


    Representations, Warranties and Covenants. The Asset Purchase Agreement contains various representations and warranties of the parties, including representations by Telebit and Newco as to their organization and authority to enter into the Asset Purchase Agreement and to consummate the Asset Sale. Such representations and warranties will not survive consummation of the Asset Sale. See Asset Purchase Agreement -- Sections 3.01 - 3.13 and 4.01 - 4.07.


    The Asset Purchase Agreement also contains various covenants of Telebit. Under the terms of the Asset Purchase Agreement, Telebit has agreed, among other things, that it will, for the period from the date of the Asset Purchase Agreement and continuing until the Closing Date: (i) conduct the Business in the ordinary course consistent with past practice; (ii) use its best efforts to preserve intact the business organization and relationships with third parties of the Business; and (iii) keep available the services of the present employees of the Business, and that without limiting foregoing it will not, from the date of the Asset Purchase Agreement until the Closing Date: (iv)(a) with respect to the Business acquire a material amount of assets from any other person, (b) sell, lease, license or otherwise dispose of any Purchased Assets except pursuant to existing contracts or commitments and in the ordinary course consistent with past practice, or (c) agree or commit to do any of the foregoing; (v)(a) take or agree or commit to take any action that would make any of its representations or warranties contained in the Asset Purchase Agreement inaccurate in any respect at, or as of any time prior to, the Closing Date or
(b) omit or agree or commit to omit to take any action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time. Telebit has also agreed that it will: (i)(a) with its subsidiaries, file all tax returns for periods ending prior to or including the Closing Date in accordance with past practice and custom, except where the failure to do so does not result in a material increase in the amount of the Assumed Liabilities and except where to do so would result in material penalties to Telebit, (b) timely pay all taxes owed by it and each of its subsidiaries (subject to reimbursement by Newco to the extent prescribed in the Asset Purchase Agreement), except where the failure to do so would not result in a material increase in the amount of the Assumed Liabilities, and (c) not, without the prior consent of Newco, make any new elections with respect to taxes, any changes in the current elections with respect to taxes, or file any amended tax return, except where the failure to do so would not result in a material increase in the amount of Assumed Liabilities and would not result in material penalties to Telebit; (ii) keep $3.5 million in cash and cash equivalents, except where to do so would cause a material adverse effect; and (iii) use all reasonable efforts to obtain all required consents from third parties and all consents, authorizations or approvals from the governmental agencies referred to in the Asset Purchase Agreement, in each case in form and substance reasonably satisfactory to Newco. In addition, Telebit has agreed, among other things, that it will: (i) use its best efforts to take all actions necessary or desirable to consummate the Asset Sale; (ii) prepare and file a Proxy Statement and a 13E-3 Transaction Statement with the


                                       46



Commission and cause the Proxy Statement to be mailed to the Telebit shareholders; (iii) maintain the confidentiality of all information exchanged between it and Newco; (iv) notify Newco of (a) any notice from a person that such person's consent is required in connection with consummation of the Asset Sale, (b) any notice from a governmental agency in connection with the Asset Sale, and (c) any actions or claims commenced or threatened against Telebit that relate to consummation of the Asset Sale; and (v) as soon as practicable after the Closing Date, eliminate the use of all trademarks, tradenames, service marks and service names used in the Business, other than the MICA Trademark and change its corporate name so as to bear no resemblance to the name Telebit. See Asset Purchase Agreement -- Sections 5.01 - 5.08 .

    Employees, Offers of Employment, Employee Benefit Plans. On or prior to the Closing Date, Newco may at its sole discretion offer employment to employees of the Business who have not been offered employment by Cisco pursuant to the Merger Agreement, and who are "active employees" on the Closing Date; provided, that Newco may terminate at any time after the Closing Date the employment of any employee who accepts such offer. See "The Merger -- The Merger Agreement -- Conditions to the Merger." The term "active employee" shall mean any person who, on the Closing Date, is actively employed by Telebit or who is on short-term disability leave, authorized leave of absence, military service or lay-off with recall rights as of the Closing Date (such inactive employees shall be offered employment by Newco as of the date they return to active employment), but shall exclude any other inactive or former employee including any person who has been on long-term disability leave or unauthorized leave of absence or who has terminated his or her employment, retired or died on or before the Closing Date. Any such offers shall be at such salary or wage and benefit levels and on such other terms and conditions as Newco shall in its sole discretion deem appropriate. The employees who accept and commence employment with Newco are collectively referred to as the "Transferred Employees." Telebit has agreed not to take, any action that would impede, hinder, interfere or otherwise compete with Newco's effort to hire any Transferred Employees. In addition, Newco has agreed not to discuss or offer employment to the employees who will be offered employment by Cisco pursuant to the Merger Agreement. See Asset Purchase Agreement -- Section 9.02.

    As of the Closing Date, Newco shall adopt and assume Telebit's employee plans and benefit arrangements on behalf of the Transferred Employees. Newco or one of its affiliates will recognize all service of the Transferred Employees with Telebit or any of its affiliates, for purposes of eligibility to participate in those employee benefit plans in which the Transferred Employees are enrolled by Newco or one of its affiliates immediately after the Closing Date. See Asset Purchase Agreement -- Sections 9.01, 9.03 and 9.04.

    Conditions to the Asset Sale. Each party's respective obligation to effect the Asset Sale is subject to, among other things, the approval of the Asset Sale and the Merger by the requisite vote of the shareholders of Telebit and the satisfaction prior to consummation of the Asset Sale of the additional following conditions: (i) all of the conditions to the closing of the Merger, other than the closing of the Asset Sale, shall have been satisfied or waived and Newco and Telebit shall have received a certificate to that effect from each of the parties to the Merger Agreement; (ii) any applicable waiting period under the HSR Act relating to the Asset Sale shall have expired or been terminated; (iii) no preliminary or permanent injunction or other order shall have been issued by any court, arbitrator or governmental body, agency or authority restraining or prohibiting consummation of the Asset Sale or the Merger; and (iv) all actions by or in respect of or filings with any governmental body, agency, official or authority required to permit consummation of the Asset Sale shall have been obtained, except where the failure so to obtain would not have a material adverse effect on the Business. See Asset Purchase Agreement -- Section 10.01.


    The obligation of Newco to effect the Asset Sale is subject to, among other things, the satisfaction prior to consummation of the Asset Sale of each of the following conditions: (i)(a) Telebit shall have performed in all material respects all of its obligations under the Asset Purchase Agreement required to be performed by it at or prior to the Closing Date, (b) the representations and warranties of Telebit contained in the Asset Purchase Agreement as of the date of the Asset Purchase Agreement shall be true and correct in all material respects at and as of the Closing Date, except to the extent such



                                       47



representations and warranties are by their express provisions made as of the date of the Asset Purchase Agreement or another specified date and for the effect of any activities or transactions which may have taken place after the date of the Asset Purchase Agreement which are contemplated by the Asset Purchase Agreement and the documents executed in connection therewith, and (c) Newco shall have received a certificate signed by the Chief Financial Officer of Telebit to the foregoing effect; (ii) the absence of any provision of any applicable law or regulation and the absence of any judgment, injunction, order or decree restraining, prohibiting or otherwise materially interfering with the effective operation or enjoyment by Newco of all or any material portion of the Purchased Assets; (iii) Telebit shall have executed and delivered the MICA Agreement; and (iv) Newco shall have received such closing documents as it may reasonably request, all in form and substance reasonably satisfactory to Newco. See Asset Purchase Agreement -- Section 10.02.

    The obligation of Telebit to effect the Asset Sale is subject to, among other things, the satisfaction prior to consummation of the Asset Sale of the following conditions: (i)(a) Newco shall have performed in all material respects all of its obligations under the Asset Purchase Agreement required to be performed by it at or prior to the Closing Date, (b) the representations and warranties of Newco contained in the Asset Purchase Agreement as of the date of the Asset Purchase Agreement shall be true and correct in all material respects at and as of the Closing Date, as if made at and as of such date, and (c) Telebit shall have received a certificate signed by the Chief Executive Officer of Newco to the foregoing effect; (ii) Newco shall have received all consents, authorizations or approvals from governmental agencies referred to in the Asset Purchase Agreement, in each case in form and substance reasonably satisfactory to Telebit, and no such consent, authorization or approval shall have been removed; (iii) the opinion of Allen & Company Incorporated, financial advisor to Telebit, referred to in the Asset Purchase Agreement, shall not have been withdrawn prior to the mailing of the Proxy Statement to Telebit's shareholders;
(iv) Newco shall have executed and delivered the Preferred Stock Purchase and Noteholder Rights Agreement on the date of the Asset Purchase Agreement and such agreement shall remain in full force and effect; and (v) Telebit shall have received all other closing documents it may reasonably request, all in form and substance reasonably satisfactory to Telebit. See Asset Purchase Agreement --
Section 10.03.

    Indemnification. The Asset Purchase Agreement provides that Newco shall, for a period of ten (10) years from the Closing Date, indemnify and hold harmless Telebit, any of its affiliates and the directors, officers, employees, counsel or agents of Telebit or any such affiliate, from and against any losses, claims, demands, actions, proceedings, damages, liabilities or expenses arising out of, resulting directly or indirectly from, or relating to: (i) the Purchased Assets;
(ii) the Assumed Liabilities; (iii) the Asset Sale; or (iv) the Business, either preceding or after consummation of the Asset Sale; provided that such indemnification shall be subject to any limitation imposed from time to time under applicable law and provided further that Newco's liability for indemnification shall be reduced by any amounts recovered by Telebit under any insurance policy. See Asset Purchase Agreement -- Section 11.01.

    The Asset Purchase Agreement also provides that Telebit shall, for a period of ten (10) years from the Closing Date, indemnify and hold harmless the directors, officers, employees, counsel or agents of Newco or any of its affiliates, from and against any losses, claims, demands, actions, proceeds, damages, liabilities or expenses arising out of, resulting directly or indirectly from, or relating to: (i) the Excluded Assets or (ii) the Excluded Liabilities; provided that such indemnification shall be subject to any limitation imposed from time to time under applicable law. See Asset Purchase Agreement -- Section 11.01.


    Termination; Costs and Expenses; Amendment and Waiver. The Asset Purchase Agreement may be terminated at any time prior to consummation of the Asset Sale:

       (i) by the mutual written agreement of Telebit and Newco;

       (ii) by either Telebit or Newco, if, without fault of the terminating party, the Asset Sale shall not have been consummated on or before December 31, 1996 (or such later date as may be agreed upon in writing by the parties hereto);


                                       48


       (iii) by either Telebit or Newco if there shall be any law or regulation that makes consummation of the Asset Sale illegal or otherwise prohibited or if consummation of the Asset Sale would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction; or


       (iv) by either Telebit or Newco if the Merger Agreement is terminated pursuant to the provisions contained therein. See Asset Purchase Agreement -- Section 12.01.

    If the Asset Purchase Agreement is terminated, such termination shall be without liability of either party (or any shareholder, director, officer, employee, agent, consultant or representative of such party) to the other party to the Asset Purchase Agreement; provided that if such termination shall result from the willful failure of either party to fulfill a condition to the performance of the obligations of the other party or to perform a covenant of the Asset Purchase Agreement or from a willful breach by either party to the Asset Purchase Agreement, such party shall be fully liable for any and all losses incurred or suffered by the other party as a result of such failure or breach. The provisions of the Asset Purchase Agreement regarding confidentiality and expenses shall survive any termination of the Asset Purchase Agreement. See Asset Purchase Agreement -- Section 12.02.

    Except as set forth above, all costs and expenses incurred in connection with the Asset Purchase Agreement shall be paid by the party incurring such cost or expense. See Asset Purchase Agreement -- Section 13.03.

    Any provision of the Asset Purchase Agreement may be amended or waived prior to consummation of the Asset Sale, provided that such amendment or waiver is in writing and signed, in the case of an amendment, by Newco and Telebit, or in the case of a waiver, by the party against whom the waiver is to be effective. See Asset Purchase Agreement -- Section 13.02.


RELATED AGREEMENTS

 PREFERRED STOCK PURCHASE AND NOTEHOLDER RIGHTS AGREEMENT


    The Preferred Stock Purchase and Noteholder Rights Agreement sets forth the terms and conditions on which Telebit will purchase 3,500 shares (the "Preferred Stock") of Newco's Class A Redeemable Preferred Stock, $.01 par value per share, for an aggregate purchase price of $3.5 million. The Preferred Stock Purchase and Noteholder Rights Agreement also sets forth the rights of the holders of Newco's Secured Senior Subordinated Notes due 2001 (the "Notes") in the aggregate principal amount of $31.5 million to be issued by Newco to Telebit in connection with the financing of the Asset Sale. The discussion in this Proxy Statement of the Preferred Stock, the Notes and the description of the principal terms and conditions of the Preferred Stock Purchase and Noteholder Rights Agreement are subject to and qualified in their entirety by reference to the Preferred Stock Purchase and Noteholder Rights Agreement, a copy of which is attached to this Proxy Statement as Appendix C and is incorporated by reference herein. Shareholders are urged to read the Preferred Stock Purchase and Noteholder Rights Agreement in its entirety.

 PREFERRED STOCK


  General


    The Preferred Stock will be non-voting, except as otherwise required by law. Holders of the Preferred Stock will be entitled to receive cumulative dividends at an annual rate of eight percent (8%) per share, payable quarterly on the last day of September, December, March and June of each year, commencing December 31, 1996; provided, however, that all accrued and unpaid dividends, whether or not earned or declared, shall bear interest from the applicable payment date until paid at an annual rate of ten percent (10%) per share. See Preferred Stock Purchase and Noteholder Rights Agreement -- Exhibit A -- Sections 2 and 3.



                                       49


  Liquidation


    Upon any liquidation, dissolution or winding up of Newco, the holders of the Preferred Stock shall be entitled to receive $1,000 per share plus an amount equal to any dividends declared but unpaid on the Preferred Stock. A "Liquidation Event" is deemed to include: (i) any consolidation of Newco with or merger of Newco into another person or persons or any merger of another person or persons into Newco or any other transaction or series of related transactions which results directly or indirectly in an aggregate change in ownership or control of more than thirty percent (30%) of the voting rights of outstanding voting equity securities of Newco; (ii) any sale, lease, mortgage, exchange, transfer or other disposal of all or substantially all of the assets of Newco to another person or persons; or (iii) the acquisition by any person or persons, other than James D. Norrod, directly or indirectly, of securities of Newco representing more than thirty percent (30%) of the voting rights of outstanding voting equity securities of Newco. See Preferred Stock Purchase and Noteholder Rights Agreement -- Exhibit A -- Section 4.


  Full Mandatory Redemption


    Newco is obligated to redeem all of the then outstanding Preferred Stock on the earlier of September 30, 2001 or thirty (30) days after the closing of an initial public offering of its common stock registered under the Securities Act. See Preferred Stock Purchase and Noteholder Rights Agreement -- Exhibit A --
Section 5A.


  Partial Mandatory Redemption


    If at any time the Notes are not outstanding while any Preferred Stock is outstanding, then Newco is obligated to redeem: (i) for each fiscal year, the number of whole shares (rounding downward) of Preferred Stock equal to fifty percent (50%) of its Excess Cash Flow (as defined in the Preferred Stock Purchase and Noteholder Rights Agreement) for such fiscal year, divided by an amount equal to $1,000 per share plus, in the case of each share, an amount equal to any dividends declared but unpaid thereon, computed to the applicable redemption date (the "Redemption Price") (subject to adjustment); (ii) the number of whole shares (rounding downward) of Preferred Stock equal to the amount of proceeds received by Newco from any sale, assignment, lease or other disposition of or voluntary parting of control of a substantial portion of its assets (each a "Permitted Disposition") which, during any fiscal year when combined with all other Permitted Dispositions, exceeds $500,000 in the aggregate, less the applicable costs and taxes payable by Newco in connection therewith, divided by the Redemption Price; and (iii) the number of whole shares (rounding downward) of Preferred Stock equal to the amount of proceeds received by Newco through (a) the issuance of voting securities (other than in an initial public offering) which in the aggregate exceeds $5 million in any year or (b) the incurrence of indebtedness for borrowed money which is subordinate to the Senior Debt (as defined below) (each an "Additional Financing"), less the applicable costs and taxes payable by Newco in connection therewith, divided by the Redemption Price. See Preferred Stock Purchase and Noteholder Rights Agreement -- Exhibit A -- Section 5C.


  Optional Redemption


    Newco may, at any time at its sole discretion, redeem from the holders of the Preferred Stock, any or all of such shares; provided that if Newco redeems less than all of the then outstanding shares of Preferred Stock, the number of shares redeemed from any one holder shall be determined pro rata in relation to the aggregate number of shares of Preferred Stock then outstanding. See Preferred Stock Purchase and Noteholder Rights Agreement -- Exhibit A -- Section 5B.

 THE NOTES


  General

    The Notes will be subordinated secured obligations of Newco limited to an aggregate principal amount of $31.5 million and will mature on September 30, 2001. The Notes will be secured by, and entitled to the benefits of, a Security Agreement to be executed concurrently with issuance of the Notes


                                       50



pursuant to which Newco will grant to Telebit a security interest in, all of Newco's inventory, equipment, accounts, intellectual property, all other assets and proceeds of the foregoing to secure the performance of its obligations under the Notes. See Preferred Stock Purchase and Noteholder Rights Agreement -- Exhibit B.


  Interest Rate


    The Notes will bear interest at the rate of eight percent (8%) per annum, payable annually at December 31 of each year, commencing December 31, 1996. Upon the occurrence of an Event of Default (as defined below) interest shall be payable from the date of such Event of Default on the whole amount remaining unpaid at the rate of ten percent (10%) per annum, until such Event of Default has been cured or waived. See "Preferred Stock Purchase and Noteholder Rights Agreement -- Exhibit B.


  Subordination


    The Notes will be subordinated and junior in right of payment to all existing and future Senior Debt of Newco. The term "Senior Debt" shall mean: (i) all indebtedness of Newco for money borrowed from banks or other institutional lenders, including any extension or renewals thereof, whether outstanding on July 21, 1996 or thereafter created or incurred, which is not by its terms subordinate and junior to or on a parity with the Notes and which is permitted pursuant to the terms of the Preferred Stock Purchase and Noteholder Rights Agreement at the time it is created or incurred and (ii) all guaranties by Newco which are not by their terms subordinate and junior to or on a parity with the Notes of indebtedness of any of Newco's subsidiaries if such indebtedness would have been Senior Debt pursuant to the provisions of clause (i) of this sentence had it been indebtedness of Newco and which are permitted pursuant to the terms of Preferred Stock Purchase and Noteholder Rights Agreement at the time they are made. See Preferred Stock Purchase and Noteholder Rights Agreement -- Section 3.06.


  Mandatory Prepayment in Full


    Upon the occurrence of a Liquidity Event (as defined below) Newco is obligated to prepay all of the Notes held by any holder, at a prepayment price equal to the principal then outstanding, together with all interest accrued to the date of prepayment. The term "Liquidity Event" shall mean: (i) any consolidation of Newco with or merger of Newco into another person or persons or any merger of another person or persons into Newco, or any other transactions or series of related transactions, which results directly or indirectly in an aggregate change in the ownership or control of more than thirty percent (30%) of the voting rights of outstanding voting equity securities of Newco; (ii) any sale, lease, mortgage, exchange, transfer or other disposition of assets of Newco or its subsidiaries (excluding any made in connection with the Senior
Debt) which, when aggregated with any sales or other dispositions of assets of Newco, results in the sale, lease, mortgage, exchange, transfer or other disposition of all or substantially all of the assets of Newco to another person or persons; (iii) the acquisition by any person, other than James D. Norrod, directly or indirectly, of securities of Newco representing more than thirty percent (30%) of the voting rights of outstanding voting equity securities of Newco; (iv) a liquidation of Newco; or (v) the closing of Newco's initial public offering. See Preferred Stock Purchase and Noteholder Rights Agreement --
Section 3.07(a).


  Mandatory Partial Prepayments

    At any time the Notes are outstanding, Newco is obligated to prepay, without penalty or premium: (i) within fifteen (15) days of the end of Newco's fiscal year (subject to adjustment), an amount of the principal amount then outstanding on the Notes equal to fifty percent (50%) of the Excess Cash Flow for such fiscal year; (ii) within fifteen (15) days after the receipt of funds, an amount of the principal amount then outstanding on the Notes in the amount of the proceeds received by Newco from a Permitted Disposition which, during any fiscal year when taken with all other Permitted Dispositions, exceeds $500,000 in the aggregate, less the applicable costs and taxes payable in connection therewith; and (iii) within fifteen (15) days after the receipt of funds, an amount of the principal amount then



                                       51



outstanding on the Notes in the amount of the proceeds received by Newco from an Additional Financing, less the applicable costs and taxes payable in connection therewith. See Preferred Stock Purchase and Noteholder Rights Agreement --
Section 3.07(b-d).


  Optional Prepayment


    Newco may prepay the Notes at its option at any time prior to September 30, 2001, at a prepayment price equal to the principal amount then outstanding, together with all accrued interest to the date of prepayment. See Preferred Stock Purchase and Noteholder Rights Agreement -- Section 3.07(e).


  Events of Default; Annulment of Defaults


    If an Event of Default (other than an Event of Default resulting from certain specified financial difficulties as defined in the Preferred Stock Purchase and Noteholder Rights Agreement) occurs and is continuing, any holder of the Notes may, by notice to the Company, declare the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon and all other amounts payable pursuant to the Preferred Stock Purchase and Noteholder Rights Agreement due and payable immediately. If an Event of Default resulting from certain specified financial difficulties shall occur, the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon and all other amounts payable pursuant to the Preferred Stock Purchase and Noteholder Rights Agreement shall become due and payable immediately without any declaration or other act on the part of any holders of the Notes. Such acceleration and its consequences may be annulled and rescinded by the holders of seventy-five percent (75%) or more in principal amount of all Notes then outstanding, upon the conditions set forth in the Preferred Stock Purchase and Noteholder Rights Agreement. The term "Event of Default" means any one of the following: (i) failure to pay any installment of principal of any of the Notes when due; (ii) failure to pay any interest or premium on any of the Notes when due and such failure continues for two (2) business days; (iii) failure to perform, or the breach of, certain covenants and agreements contained in the Preferred Stock Purchase and Noteholder Rights Agreement; (iv) failure to pay any amounts of principal, interest or premium, if any, or other indebtedness of Newco; (v) the occurrence of certain financial difficulties; (vi) issuance of any judgment, writ, warrant of attachment or similar process against a substantial part of the property of Newco, which is not released, vacated or fully-bonded within forty-five (45) days of issuance; (vii) failure to perform or observe any term, covenant or agreement contained in the MICA Agreement which remains unremedied for thirty (30) days; or (viii) the occurrence of any event that has a material adverse effect on Newco. See Preferred Stock Purchase and Noteholder Rights Agreement -- Sections 7.01 and 7.02.

    Representations and Warranties and Covenants. The Preferred Stock Purchase and Noteholder Rights Agreement contains certain representations and warranties of the parties, including: (i) representations by Newco as to its organization and capitalization; (ii) its authority to enter into the Preferred Stock Purchase and Noteholder Rights Agreement and to deliver the Preferred Stock and the Notes; (iii) the absence of litigation that would have a material adverse effect on Newco; (iv) the accuracy of financial statements provided to Telebit;
(v) the absence of persons entitled to any commission as a result of the Transactions; (vi) the authorization of the Preferred Stock and the Notes; (vii) the absence of any actual or potential material adverse effect due to environmental laws or claims; (viii) sufficiency of ownership or licensing of intellectual property and absence of infringement; and (ix) compliance with ERISA. The Preferred Stock Purchase and Noteholder Rights Agreement also contains representations by Telebit as to its: (i) present intention to purchase the Preferred Stock and the Notes for its own account for the purpose of investment; (ii) status as an accredited investor; (iii) experience in investing in companies similar to Newco; (iv) opportunities to discuss Newco's business, management and financial affairs with Newco's management; and (v) understanding that the Preferred Stock and the Notes have not been registered under the Securities Act, that such securities may be required to be held indefinitely and will bear legends. All representations and warranties contained in the Preferred Stock Purchase and Noteholder Rights Agreement shall survive the closing of the transactions contemplated by such agreement. See Preferred Stock Purchase and Noteholder Rights Agreement -- Sections 4.01 - 4.15 and Article V.




                                       52



    Under the terms of the Preferred Stock Purchase and Noteholder Rights Agreement, for as long as the Preferred Stock or Notes are outstanding, Newco has agreed to: (i) make the required payments under the Notes; (ii) pay all taxes, assessments and government charges or levies imposed upon it; (iii) maintain adequate insurance; (iv) preserve and maintain its corporate existence, foreign qualification and intellectual property necessary for the conduct of its business; (v) comply with applicable laws; (vi) grant a representative of Telebit the right to attend Newco board meetings and to examine the books and records and visit and inspect the properties and operations of Newco; (vii) keep adequate records and books of account in accordance with generally accepted accounting principals; (viii) maintain and preserve all of its properties necessary or useful in the proper conduct of its business; (ix) comply with ERISA; (x) comply with the Foreign Corrupt Practices Act of 1977, as amended;
(xi) compensate its President and Chief Executive Officer (the "Executive") in accordance with the Employment Agreement attached as Exhibit E to the Preferred Stock Purchase and Noteholder Rights Agreement and limit its compensation of any other senior executive officers to that which is not in excess of that currently paid to such individuals as officers of Telebit; (xii) comply with the MICA Agreement, the Security Agreement and any other agreement executed in connection with the Preferred Stock Purchase and Noteholder Rights Agreement; and (xiii) at any time when any subsidiary or subsidiaries of Newco has $250,000 or more in assets, to promptly cause the applicable subsidiary or subsidiaries to execute additional documents granting security interests in their assets as Telebit shall request. See Preferred Stock Purchase and Noteholder Rights Agreement --
Section 6.01.

    In addition, Newco has agreed that it will not, as long as any Preferred Stock or Notes are outstanding: (i) create or incur or permit any of its subsidiaries to create or incur any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance except for certain permitted liens; (ii) create or incur or permit any of its subsidiaries to create or incur any liability with respect to indebtedness except for (a) indebtedness in the aggregate not to exceed $5,000,000 including Senior Debt, indebtedness for borrowed money and indebtedness with respect to capital lease obligations measured over any twelve-month period, (b) the Notes and (c) current liabilities incurred in the ordinary course of business; (iii) assume, guaranty or otherwise become liable (or permit any of its subsidiaries to do so) on any indebtedness of any other person; (iv) without the prior consent of Telebit, merge or consolidate with, or sell, assign, lease or otherwise dispose of or voluntarily part with the control of a material portion of its assets, or permit any of its subsidiaries to do any of the foregoing (with certain exceptions); (v) make or permit any of its subsidiaries to make any loan or advance to any person, or purchase, or otherwise acquire (or permit its subsidiaries to do so) the capital stock, assets comprising the business of, obligations of, or any interest in any person (with certain exceptions); (vi) declare or pay dividends, purchase, redeem or otherwise acquire for value any of its capital stock (with certain exceptions); (vii) enter into or permit any of its subsidiaries to enter into any transaction with an affiliate except in the ordinary course of business and upon arms-length terms; (viii) sell any shares of capital stock of its subsidiaries, except to another of its subsidiaries; (ix) make or permit any of its subsidiaries to make, any material change in the nature of its business; (x) authorize or issue any equity security having a preference over, or being on parity with the Preferred Stock; (xi) incur capital expenditures in any fiscal year in excess of $750,000; or (xii) in any fiscal year, increase operating expenses by more than eighty percent (80%) of the annualized increase in net revenue for the previous year or in any fiscal year decrease operating expenses by less than ninety percent (90%) of the annualized decrease in net revenue from the previous year. See Preferred Stock Purchase and Noteholder Rights Agreement
- -- Section 6.02.

    Newco has also agreed to provide to each holder of the Preferred Stock and the Notes: (i) a statement setting forth the details of any Event of Default;
(ii) monthly, quarterly and yearly financial and other information; and (iii) notice of any audit by accountants or the commencement of any action or suit. See Preferred Stock Purchase and Noteholder Rights Agreement -- Section 6.03.


    Conditions. The obligation of Telebit to purchase and pay for the Preferred Stock is subject to, among other things, the satisfaction of each of the following conditions: (i) satisfaction or waiver of all of the conditions to the closing of each of the Merger and the Asset Sale; (ii) (a) each of the representations and warranties of Newco contained in the Preferred Stock Purchase and Noteholder Rights Agreement shall be true on the closing date as though such representations and warranties were


                                       53



made on and as of such date, except to the extent such representations and warranties are by their express provisions made as of the date of the Preferred Stock Purchase and Noteholder Rights Agreement or specified date and for the effect of any activities or Transactions which may have taken place after the date of the Preferred Stock Purchase and Noteholder Rights Agreement which are contemplated by the Preferred Stock Purchase and Noteholder Rights Agreement and the documents executed in connection thereto and (b) receipt by Telebit of a certificate to such effect signed on behalf of Newco by a duly authorized officer of Newco; and (iii) receipt by Telebit of certain closing certificates and other closing documents. See Preferred Stock Purchase and Noteholder Rights Agreement -- Sections 8.01 - 8.03.

 MICA AGREEMENT

    Under the terms of the MICA Agreement, a copy of which is attached as Exhibit F to the Asset Purchase Agreement, Telebit will grant to Newco a worldwide, non-exclusive, non-transferable, non-sublicensable (except under certain conditions and restrictions) license to use the MICA digital modem technology in object code only (as further defined in the MICA Agreement, the "Licensed Technology"). The scope of the license is limited to use of the Licensed Technology only as embedded in products of Newco to which Newco has added substantial value (the "Licensed Products"). Under the MICA Agreement, Newco will not have the right to market, license, sell or distribute the Licensed Technology as a stand-alone product, as combined with any third party product or as embedded in any of Newco's products to which Newco has not added substantial value. In addition, Newco will not be permitted to sublicense the Licensed Technology (except to end users of Licensee Products pursuant to an end user agreement approved by Telebit in writing) unless: (i) it obtains the prior written consent of Telebit, such consent at Telebit's sole discretion; (ii) such sublicense is restricted to use of the Licensed Technology by the sublicensee only as embedded in such sublicensee's products to which such sublicensee or Newco has added substantial value; and (iii) Newco pays Telebit a fee equal to fifty percent (50%) of the sublicense fees and royalties received by Newco for the sublicense of the Licensed Technology, such fees and royalties to be credited in full against amounts owed to Telebit pursuant to the Notes; provided, however, that Newco will not be permitted to sublicense the Licensed Technology to Bay Networks, Ascend, 3Com, U.S. Robotics, Shiva or Cascade or any of their respective subsidiaries or affiliates. See Asset Purchase Agreement -- Exhibit F -- Sections 2.a and 2.b.

    Telebit has agreed that it will not license the Licensed Technology to any third party for use in connection with wide area network interface ("WIC") cards for the initial term of the MICA Agreement. See Asset Purchase Agreement -- Exhibit F -- Section 2.d.

    The initial term of the MICA Agreement is three years commencing on the date of consummation of the Asset Sale. During the initial term the license will be royalty-free, except in the case of permitted sublicenses discussed above. The MICA Agreement shall automatically renew for an additional two years, subject to agreement by Telebit and Newco on a royalty rate, such royalty rate to be negotiated in good faith and mutually agreed upon by Telebit and Newco, prior to the expiration of the initial term. See Asset Purchase Agreement -- Exhibit F --
Section 8.

    Either Telebit or Newco may terminate the MICA Agreement for cause immediately if the other party: (i) ceases to do business or otherwise terminates its business operations; (ii) fails to secure, renew or maintain any license, registration, permit, authorization or approval (each a "permit") necessary to the conduct of its business or if any such permit is revoked or suspended and not reinstated within thirty (30) days; (iii) materially breaches a material provision of the MICA Agreement, which breach continues for a period of forty-five (45) days after written notice describing such breach (and immediately in the case of a breach of the confidentiality obligation); or (iv) seeks protection under any bankruptcy or comparable proceeding or, ninety (90) days after any such proceeding is involuntarily commenced and not dismissed within such ninety-day period. See Asset Purchase Agreement -- Exhibit F --
Section 9.a.

    Telebit may terminate the MICA Agreement immediately upon: (i) a default by Newco under the Note or (ii) upon any merger or consolidation of Newco with, or any sale, pledge or other disposition of substantially all of Newco's assets, stock or business or of controlling interest in Newco to, Bay Networks, Ascend, 3Com, U.S. Robotics, Shiva or Cascade or any of their respective subsidiaries or affiliates. See Asset Purchase Agreement -- Exhibit F -- Section 9.b.



                                       54



 ADSL AGREEMENT

    Under the ADSL Agreement, a copy of which is attached as Exhibit H to the Asset Purchase Agreement, Telebit will grant to Newco a worldwide, non-exclusive, non-sublicensable (except under certain restrictions), non-transferable license to research, develop, manufacture, have manufactured, use, market, import, sell and distribute Newco products covered by a valid claim of an issued patent or a pending claim of a pending patent application with respect to all inventions and discoveries claimed in the patents and patent applications relating to asymmetric digital subscriber line ("ADSL") technology (the "Licensed ADSL Patent Rights"). Newco will not be permitted to sublicense the Licensed ADSL Patent Rights unless: (i) it obtains the prior written consent of Telebit, such consent at Telebit's sole discretion and (ii) Newco pays Telebit a fee equal to fifty percent (50%) of the sublicense fees and royalties received by Newco for the sublicense of the Licensed ADSL Patent Rights, such fees and royalties to be credited in full against amounts owed to Telebit pursuant to the Notes. See Asset Purchase Agreement -- Exhibit H -- Section 2.

    The term of the ADSL Agreement commences on the date of consummation of the Asset Sale and ends upon the expiration or termination of the last-to-expire patent under the Licensed ADSL Patent Rights. During the term of the ADSL Agreement, the license granted is royalty-free, except in the case of permitted sublicenses discussed above. See Asset Purchase Agreement -- Exhibit H --
Section 5.

    Either Telebit or Newco may terminate the ADSL Agreement for cause if the other: (i) ceases to do business or otherwise terminates its business operations; (ii) fails to secure, renew or maintain any license, registration, permit, authorization or approval (each a "permit") necessary to the conduct of its business or if any such permit is revoked or suspended and not reinstated within thirty (30) days; (iii) materially breaches any material provision of the ADSL Agreement, which breach continues for a period of thirty (30) days after written notice describing such breach; or (iv) seeks protection under any bankruptcy or comparable proceeding, or ninety (90) days after any such proceeding is involuntarily commenced and not dismissed within such ninety-day period. See Asset Purchase Agreement -- Exhibit H -- Section 6.a.

    Telebit may terminate the ADSL Agreement upon: (i) a default by Newco under the Note or (ii) any merger or consolidation of Newco with, or any sale, pledge or other disposition of substantially all of Newco's assets, stock or business or of controlling interest in Newco to, Bay Networks, Ascend, 3Com, U.S. Robotics, Shiva or Cascade or any of their respective subsidiaries or affiliates. See Asset Purchase Agreement -- Exhibit H -- Section 6.b.

 ANALOG AGREEMENT

    Under the Analog Agreement, a copy of which is attached as Exhibit G to the Asset Purchase Agreement, Telebit will grant to Newco a worldwide, non-exclusive, sublicensable (subject to certain conditions), non-transferable license to research, develop, manufacture, have manufactured, use, market, import, sell and distribute Newco products covered by a valid claim of an issued patent or a pending claim of a pending patent application with respect to all inventions and discoveries claimed in the patents and patent applications of Telebit specified in the Analog Agreement (the "Licensed Analog Patent Rights"). Newco may sublicense the Licensed Analog Patent Rights provided that it gives written notice to Telebit. See Asset Purchase Agreement -- Exhibit G -- Section 2.

    The term of the Analog Agreement commences with the date of consummation of the Asset Sale and ends upon the expiration or termination of the last-to-expire patent under the Licensed Analog Patent Rights. During the term of the Analog Agreement, the license granted therein shall be royalty-free. See Asset Purchase Agreement -- Exhibit G -- Sections 3 and 5.


    Either Telebit or Newco may terminate the Analog Agreement for cause if the other: (i) ceases to do business or otherwise terminates its business operations; (ii) fails to secure, renew or maintain any license, registration, permit, authorization or approval (each a "permit") necessary to the conduct of its business or if any such permit is revoked or suspended and not reinstated within thirty (30) days; (iii) materially breaches any material provision of the Analog Agreement, which breach continues for a period of thirty (30) days after written notice describing such breach; or (iv) seeks protection under any



                                       55



bankruptcy or comparable proceeding or, ninety (90) days after any such proceeding is involuntarily commenced and not dismissed within such ninety-day period. See Asset Purchase Agreement -- Exhibit G -- Section 6.a.

    Telebit may terminate the Analog Agreement upon: (i) a default by Newco under the Note or (ii) any merger or consolidation of Newco with, or any sale, pledge or other disposition of substantially all of Newco's assets, stock or business or of controlling interest in Newco to, Bay Networks, Ascend, 3Com, U.S. Robotics, Shiva or Cascade or any of their respective subsidiaries or affiliates. See Asset Purchase Agreement -- Exhibit G -- Sections 6.b.


 EMPLOYMENT AGREEMENT OF JAMES D. NORROD


    Under the terms of the Employment Agreement (the "Employment Agreement") between James D. Norrod and Newco, a copy of which is attached as Exhibit E to the Preferred Stock Purchase and Noteholder Rights Agreement, Mr. Norrod shall serve as Chief Executive Officer and President of Newco and shall report to the Board of Directors. See Preferred Stock Purchase and Noteholder Rights Agreement
- -- Exhibit E -- Section 1. Mr. Norrod's annual compensation shall be $247,500, subject to increase from time to time by the Board of Directors or the Compensation Committee of Newco. In addition, Mr. Norrod shall be eligible for:
(i) a potential annual bonus of $62,500 and a potential quarterly bonus of $26,100 under Newco's Management By Objectives Bonus Plan (the "MBO Bonus Plan") and (ii) a bonus equal to 2% of the quarterly bonus under the MBO Bonus Plan for every 1% increase in Newco's quarterly net income in excess of targets (in an amount up to twice the amount of the quarterly bonus) under Newco's Performance Bonus Plan. Mr. Norrod shall be entitled to standard participation in Newco benefit plans, a $750 car allowance and reimbursement or payment of up to $100,000 for relocation expenses (plus tax gross ups) if he is required to relocate more than twenty-five (25) miles from Chelmsford, Massachusetts. See Preferred Stock Purchase and Noteholder Rights Agreement -- Exhibit E -- Section
2. The term of the Employment Agreement is three (3) years with annual renewal thereafter. See Preferred Stock Purchase and Noteholder Rights Agreement -- Exhibit E -- Section 3. The Agreement may be terminated upon thirty (30) days written notice by Mr. Norrod. The Agreement may be terminated by Newco with or without notice and with or without cause, provided, however that Newco's obligation to pay any bonus will survive if termination occurs after the end of a relevant fiscal period. If the Employment Agreement is terminated without just cause or within six months before or after a change of control, Mr. Norrod shall receive severance benefits equal to the greater of the remainder of the initial three year term or one year from date of termination. The Employment Agreement also provides that termination by Mr. Norrod will be considered a termination without just cause if there have been material changes in Mr. Norrod's position, Mr. Norrod has been required to relocate beyond a fifty (50) mile radius of Newco's business office, Mr. Norrod's compensation is materially reduced or Newco fails to maintain the bonus plans. See Preferred Stock Purchase and Noteholder Rights Agreement -- Exhibit E -- Section 4. The Employment Agreement contemplates the contemporary execution of a Key Employee Noncompetition Agreement by Mr. Norrod. See Preferred Stock Purchase and Noteholder Rights Agreement -- Exhibit E -- Section 5.


INTERESTS OF CERTAIN PERSONS IN THE ASSET TRANSACTIONS

    In considering the recommendation of the Telebit Board with respect to the Asset Transactions, shareholders of Telebit should be aware that certain officers and directors of Telebit have interests in the Asset Transactions, including those referred to below and those referred to under the caption "The Merger -- Interests of Certain Persons in the Merger," that presented them with potential conflicts of interests. The Telebit Board was aware of these potential conflicts and considered them along with the other matters described "The Transactions -- Reasons for the Transactions; Recommendation of the Board of Directors."


    James D. Norrod, President and Chief Executive Officer and a member of the Telebit Board, is the President, sole director and sole stockholder of Newco. In addition, Newco has entered into employment and non-competition agreements with Mr. Norrod. See "Related Agreements -- Employment Agreement of James D. Norrod."




                                       56


    Telebit has agreed to pay up to $75,000 of the reasonable fees and expenses of counsel to Newco in the event that the Asset Sale is not consummated.

    The Asset Purchase Agreement provides that, for a period of ten (10) years from the closing date of the Asset Sale, Newco shall indemnify and hold harmless Telebit, its affiliates, and its directors, officers, employees, counsel or agents, from and against all losses, claims, demands, actions, proceedings, damages, liabilities or expenses (collectively "Losses") arising out of, resulting directly or indirectly from, or relating to: (i) the Purchased Assets;
(ii) the Assumed Liabilities; (iii) the Asset Sale, or (iv) the Business. The Asset Purchase Agreement further provides that, for a period of ten (10) years from the closing date of the Asset Sale, Telebit shall indemnify and hold harmless the directors, officers, employees, counsel or agents of Newco from, and against all Losses arising out of, resulting directly or indirectly from or relating to the: (i) Excluded Assets or (ii) the Excluded Liabilities. See "The Asset Purchase Agreement -- Indemnification."

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

    The following discussion summarizes certain of the principal federal income tax consequences of the Asset Sale to the Company. This summary does address the foreign, state or local tax consequences of the Asset Sale. In addition, this summary does not address all federal income tax considerations that may be relevant to the Company, including but not limited to, the alternative minimum tax consequences of the Asset Sale or the availability of the installment sales method of reporting gain attributable to the Asset Sale.

    As a result of the Asset Sale, the Company should recognize taxable gain equal to the amount paid by Newco (including liabilities of the Company assumed) less the Company's adjusted tax basis in the assets disposed of in the Asset Sale. The amount of gain subject to federal income tax may be reduced by the Company's net operating losses.

ACCOUNTING TREATMENT

    The Asset Sale is expected to be accounted for under the purchase method of accounting, with Newco as the acquiring party, in accordance with generally accepted accounting principles. Under the purchase method of accounting, the purchase price paid for certain assets and liabilities of Telebit will be allocated to the respective assets acquired and liabilities assumed based upon their estimated fair values, with any excess of the purchase price over the estimated fair value of net assets acquired being recorded as goodwill.

                          OPINIONS OF FINANCIAL ADVISOR

    In connection with the meeting of the Special Committee on July 20, 1996, Allen delivered its oral opinions (subsequently confirmed in writing) to the effect that, as of such date: (i) the consideration to be received by holders of Telebit Common Stock pursuant to the Merger was fair to such holders from a financial point of view and (ii) the consideration to be received by Telebit pursuant to the Asset Sale was fair to Telebit from a financial point of view. Allen has subsequently delivered its written opinions dated _________ , 1996, reaffirming its July 20, 1996 opinions as of the date of this Proxy Statement.

    The full text of the written opinions of Allen, dated [insert date of bring-down opinions] is set forth as Appendix D to this Proxy Statement and describes the assumptions made, matters considered and limits on the review undertaken. Telebit shareholders are urged to read the opinions in their entirety. Allen's opinions are directed to the fairness, from a financial point of view, of the consideration which the holders of Telebit Common Stock would receive in the Merger and Telebit would receive in the Asset Sale and do not constitute a recommendation of the proposed Transactions over other courses of action that may be available to Telebit or constitute a recommendation to any holder of Telebit Common Stock concerning how such holder should vote with respect to: (i) the proposal to approve and adopt the Merger Agreement and to approve consummation of the Merger and (ii) the proposal to approve and


                                       57


adopt the Asset Purchase Agreement and to approve consummation of the Asset Sale. The scope of Allen's engagement in connection with the proposed Transactions was limited to the preparation and rendering of its opinions. In connection with the preparation of its opinions, Allen was not authorized by the Company or the Telebit Board to solicit third party indications of interest for the acquisition of all or any part of the Company. This summary of the opinions of Allen set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinions.

    In arriving at its opinions, Allen: (i) reviewed the terms and conditions of the proposed Transactions, including the draft Merger Agreement between Telebit and Cisco, together with drafts of the agreements ancillary thereto, and the draft Asset Purchase Agreement between Newco and Telebit, together with drafts of the agreements ancillary thereto, (none of which prior to the delivery of Allen's opinions had been executed by the parties); (ii) analyzed publicly available historical business and financial information relating to Telebit and Cisco, as presented in documents filed with the Commission; (iii) reviewed certain business plans, budgetary, and other data provided to Allen by Telebit relating to its business; (iv) conducted discussions with certain members of the senior management of Telebit with respect to the financial condition, business, operations, strategic objectives and prospects of Telebit, as well as industry trends prevailing in Telebit's business; (v) reviewed and analyzed public information, including certain stock market data and financial information relating to selected public companies in lines of business which Allen believed to be comparable to Telebit's business; (vi) reviewed the trading history of Telebit Common Stock, including its performance in comparison to market indices and to selected companies in comparable businesses; (vii) reviewed public financial and transaction information relating to business combinations Allen deemed to be comparable to the proposed Transactions; (viii) considered premiums paid in transactions Allen deemed comparable to the Merger; (ix) analyzed discounted cash flows of each of Telebit and the portion of Telebit that is the subject of the Asset Sale; and (x) conducted such other financial analyses and investigations as Allen deemed necessary or appropriate for the purposes of its opinions.

    In connection with its review, Allen assumed and relied on the accuracy and completeness of the information it reviewed for the purpose of its opinions and did not assume any responsibility for independent verification of such information or make any independent evaluation or appraisal of the assets of Telebit. With respect to Telebit's business plans, Allen assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Telebit and Newco, and Allen expressed no opinion with respect to such business plans or the assumptions on which they were based. Allen's opinions were necessarily based upon business, market, economic and other conditions as they existed on, and could be evaluated as of, the date of its opinions.

    The following is a summary of the presentation made by Allen to the Special Committee in connection with the rendering of Allen's July 20, 1996 fairness opinions:

    (i) Transaction Summary. Prior to delivering its written opinions to the Special Committee, Allen reviewed certain information with the Special Committee relating to Telebit and Cisco, including the financial terms of the Merger and the Asset Sale, the consideration to be received by holders of Telebit Common Stock and the financial analyses summarized below.

    Allen noted that the Merger Agreement provides that each outstanding share of Telebit Common Stock will be exchanged in the Merger for cash in the amount of $13.35. Allen noted that the Merger Consideration represented a premium of 21.4% over the closing price of Telebit Common Stock as of July 18, 1996 ($11.00), prior to the public announcement of the proposed Transactions. In addition, Allen calculated that, based upon the Merger Consideration, the equity value (the value of all equity securities) of Telebit was $197.7 million and the transaction or enterprise value (the value of all equity securities plus long-term debt less cash) of Telebit as a result of the Merger was $189.0 million.

    (ii) Overview of Telebit. Allen presented an overview of Telebit, which included an overview of Telebit's established core modem and router business and general internetworking industry trends. Allen also presented an overview of the overall remote access server ("RAS") market which showed a 21.0% decline in Telebit's end-user sales from $29.2 million in 1994 to $23.0 million in 1995 and a resulting decline in Telebit's market share and market ranking from 11.4% and 4th, respectively, in 1994 to 3.2% and 9th, respectively, in 1995.



                                       58


    Allen reviewed Telebit's historical operating results for the three fiscal years ended December 31, 1993 through 1995 and its estimated operating results for the five fiscal years ending December 31, 1996 through 2000, noting particularly Telebit's earnings per share ("EPS") for the three fiscal years ended December 31, 1993 through 1995 of ($0.83), ($0.12) and ($1.04), respectively, compared to estimated EPS of ($0.02), $0.68, $0.97, $0.52 and $0.45, respectively, for the five fiscal years ending December 31, 1996 through 2000. In addition, Allen noted Telebit's EPS for the six months ended June 30, 1996 of ($0.10), as compared to Telebit's EPS for the corresponding prior year period of ($0.54) and for the last twelve months ("LTM") ended June 30, 1996 of ($0.46). Allen also reviewed Telebit's historical balance sheet at June 30, 1996 and its operating results for the LTM ended on such date.


    Allen reviewed stock price and trading volume data for Telebit Common Stock, comparing Telebit's general trading patterns to those of the S&P 500 Index and an index of internetworking companies deemed by Allen to be engaged in lines of business similar to the business of Telebit (Ascend Communications, Inc., Bay Networks Inc., Cisco Systems, Inc., 3Com Corporation, Gandalf Technologies, Inc., Microcom, Inc., Shiva Corporation and U.S. Robotics Corporation; referred to herein as the "Comparable Companies Group"). Allen identified several companies which have operations similar to Telebit and which were principally engaged in the remote access server and modem manufacturing and distribution businesses. In Allen's judgment, the selected companies were sufficiently comparable to be used in its comparable company analysis. Allen noted that although Telebit's general trading patterns have out performed those of the S&P 500 Index in recent months, they performed below those of the Comparable Companies Group. Telebit's trading patterns, as compared to those of the Comparable Companies Group, were consistent with Telebit's lower projected growth rates over the periods examined. Telebit's lower projected growth rates were derived from Allen's consultation with Telebit's management, as well as Allen's analysis of publicly available information on general trends affecting comparable companies. Allen observed that the lower projected growth rates were expected to affect principally the Legacy Business, although no precise quantification was possible. Allen commented that Telebit's relatively small market capitalization may have limited the interest in Telebit Common Stock by some large institutional investors. Allen also compared selected multiples derived from the recent price of Telebit Common Stock to multiples derived from recent trading price of the Comparable Companies Group. The multiples compared included enterprise value to LTM revenues (which was 3.0x for Telebit compared to a range of 0.7x to 13.9x and an average of 5.6x for the Comparable Companies Group), equity value to estimated 1997 earnings (which was 45.8x for Telebit compared to a range of 6.3x to 42.3x and an average of 20.4x for the Comparable Companies Group) and equity value to book value (which was 9.8x for Telebit compared to a range of 1.3x to 17.4x and an average of 10.2x for the Comparable Companies Group). Allen noted that the Telebit Common Stock traded within the range of revenue multiples and exceeded the range of estimated 1997 earnings multiples for the Comparable Companies Group. However, other market multiple comparisons between Telebit and the Comparable Companies Group were not meaningful due to Telebit's negative operating results for the period examined.


    (iii) Merger Overview and Analysis. Allen also analyzed the total enterprise value of Telebit as of July 18, 1996 prior to the public announcement of the proposed Transactions to the total enterprise value based on the Merger Consideration. This analysis indicated an enterprise value of Telebit of $158.8 million without giving effect to the Merger, as compared to $189.0 million based on the Merger Consideration. Allen also compared the total equity value of Telebit as of July 18, 1996 to the total equity value based on the Merger Consideration. This analysis indicated an equity value of Telebit of $161.8 million without giving effect to the Merger, as compared to $197.7 million based on the Merger Consideration.


    Allen performed a discounted cash flow analysis using Telebit's business plan. Allen calculated Telebit's net present equity value and net present per share value for the years 1996 through 2000 using discount rates ranging from 10.0% to 20.0%. Allen calculated Telebit's net present equity value and net present value per share value based upon terminal multiples of 8.0x to 12.0x Telebit's earnings before interest, taxes, depreciation and amortization ("EBITDA"). Allen selected such discount rates and terminal multiples in light of information made available to it concerning the historical results and prospects of Telebit, as well as discount rates and multiples generally applicable for comparable



                                       59



businesses. Allen noted that Telebit's total equity value of $197.7 million based on the Merger Consideration and the per share value of the Merger Consideration exceeded the discounted cash flow equity values and per share values derived from this discounted cash flow analysis.

    Allen compared the premium of 21.4% payable to holders of Telebit Common Stock as of July 18, 1996 prior to the public announcement of the proposed
Transactions to premiums paid in (i) selected internetworking industry transactions occurring between January 1, 1994 and July 19, 1996 ("Comparable Industry Transactions") and (ii) in selected all-cash transactions occurring between January 1, 1994 and July 19, 1996 with transaction values between $100 million and $500 million ("Selected All-Cash Transactions"). Allen selected the Comparable Industry Transactions based upon its belief that such transactions were the most comparable to the proposed Transactions on the basis of product portfolio, customer base and other market-related considerations. The Selected All-Cash Transactions were selected by Allen primarily on the basis of their recency and transaction values. Allen noted that the premiums, as compared to the trading price on the day prior to announcement, in the Comparable Industry Transactions averaged 19.8% and ranged from (10.6%) to 62.3% and in the Selected All-Cash Transactions averaged 41.0% and ranged from (17.1%) to 186.2%. Allen also analyzed these premium ranges as of one and four weeks prior to the public announcement of the Merger and such selected transactions. These analyses indicated that the Merger Consideration approximated the average premiums paid in Comparable Industry Transactions and is below the average premiums in Selected All-Cash Transactions. Allen also noted that based on the 90-day rolling average price of Telebit Common Stock, the Merger Consideration represents a premium of 52.6%.


    Allen also analyzed the enterprise value represented by the consideration to be received by the Telebit shareholders in the Merger based upon the Merger Consideration as a multiple of LTM sales (3.7x) and compared such multiple to multiples of LTM sales for (i) Comparable Industry Transactions which ranged from 0.5x to 6.6x and averaged 3.5x and (ii) Selected All-Cash Transactions which ranged from 0.2x and 10.0x and averaged 2.6x. Allen also compared the equity value represented by the consideration to be received by the Telebit shareholders in the Merger as a multiple of LTM book value and compared such multiple to the multiples for (i) Comparable Industry Transactions which ranged from 3.0x to 13.3x and averaged 6.7x and (ii) Selected All-Cash Transactions which ranged from 0.5x and 11.4x and averaged 3.0x. These analyses indicated that the Merger Consideration results in valuation multiples which are generally higher than the multiples in Comparable Industry Transactions and in Selected All-Cash Transactions.

    (iv) Asset Sale Overview and Analysis. Allen presented an overview of Telebit's Legacy Business, which, following the Asset Sale, will be operated by Newco. Allen noted that the value ascribed to the legacy business in the Asset Sale was $35.0 million comprised of the $31.5 million Secured Subordinated Notes due 2001 and $3.5 million of Class A Redeemable Preferred Stock to be issued in connection with the Asset Sale.


    Allen performed a discounted cash flow analysis of Telebit's Legacy Business using Telebit's business plan. Allen calculated the legacy business' net present asset value using discount rates ranging from 15.0% to 25.0% and terminal multiples of 8.0x to 12.0x EBITDA. Allen selected such discount rates and terminal multiples in light of information made available to it concerning the historical results and prospects of the Legacy Business, as well as discount rates and multiples generally applicable for comparable businesses. Allen noted that the Asset Sale value exceeded the mid-range discounted cash flow asset values derived from this analysis.


    Allen also derived a historical revenue multiple of 0.79x for Telebit's Legacy Business by calculating Telebit's enterprise value based upon the average Telebit Common Stock price between June 30, 1995 and September 30, 1995 (prior to the time the securities markets had likely taken into account the full value of Telebit's MICA business or the future prospects thereof) comparing such enterprise value to Telebit's 1995 revenues. Allen applied such revenue multiple of 0.79x to Telebit's estimated 1996 revenues from its legacy business ($41.2 million), which procedure yielded an implied current market valuation of Telebit's legacy business of $32.7 million. Allen noted that Asset Sale valuation exceeded such implied current market valuation.



                                       60


    No company used in the comparable company analyses summarized above is identical to Telebit or its Legacy Business, and no transaction used in the comparable transactions analysis summarized above is identical to the proposed Transactions. Accordingly, any such analysis of the consideration to be received by (i) the holders of Telebit Common Stock pursuant to the Merger and (ii) Telebit pursuant to the Asset Sale involves complex considerations and judgments concerning differences in the potential financial and operating characteristics of the comparable companies and Transactions and other factors in relation to the trading and acquisition values of the comparable companies.

    The preparation of a fairness opinions is not susceptible to partial analysis or summary description. Allen believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, could create an incomplete view of the processes underlying the analysis set forth in its opinions. Allen has not indicated that any of the analyses which it performed had a greater significance than any other.

    In determining the appropriate analyses to conduct and when performing those analyses, Allen made numerous assumptions with respect to industry performance, general business, financial, market and economic conditions and other matters, many of which are beyond the control of Telebit or Cisco. The analyses which Allen performed are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of Allen's analysis of the fairness, from a financial point of view, of the consideration which the holders of Telebit Common Stock would receive pursuant to the Merger and which Telebit would receive pursuant to the Asset Sale. The analyses do not purport to be appraisals or to reflect the prices at which a company or the assets might actually be sold in the aggregate or separately or the prices at which any securities may trade at the present time or at any time in the future.


    Allen is a nationally recognized investment banking firm that is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Telebit retained Allen based on such qualifications, as well as its familiarity with Telebit. In addition, as a part of its investment banking and securities trading business, Allen may hold positions in and trade in the securities of Telebit from time to time. However, Allen does not presently own any shares of Telebit Common Stock in its proprietary accounts.

    Telebit entered into a letter agreement with Allen dated July 18, 1996 (the "Engagement Letter"), pursuant to which Allen agreed to evaluate the fairness from a financial point of view of the consideration to be received by holders of Telebit Common Stock pursuant to the Merger and to evaluate the fairness from a financial point of view of the consideration to be received by Telebit pursuant to the Asset Sale. Pursuant to such Engagement Letter, Telebit agreed, among other things, to pay Allen a fee of $275,000 payable upon submission of Allen's fairness opinions to the Telebit Board or any duly constituted committee thereof. Such fee, however, is not contingent upon the closing of either or both of the Transactions. Whether or not the proposed Transactions is consummated, Telebit has agreed, pursuant to such Engagement Letter, to reimburse Allen for all its reasonable out-of-pocket expenses and to indemnify Allen against certain liabilities and expenses in connection with its engagement.


                        RIGHTS OF DISSENTING SHAREHOLDERS

    If the proposed Transactions are approved by the required vote of Telebit shareholders and is not abandoned or terminated, each holder of Telebit Common Stock who voted against: (i) the proposal to approve and adopt the Merger Agreement and approve consummation of the Merger or (ii) the proposal to approve and adopt the Asset Purchase Agreement and approve consummation of the Asset Sale or (iii) both proposals may, by complying with Sections 1300 through 1312 of the California General Corporation Law ("California Law"), be entitled to dissenters' rights as described therein, provided that: (i) such holder's shares of Telebit Common Stock are subject to restriction on transfer imposed by



                                       61


Telebit or by law or regulation or (ii) demands for payment pursuant to such dissenters' rights are filed with respect to 5% or more of the outstanding shares of Telebit Common Stock on or before the date of the Special Meeting. The record holders of the shares of Telebit Common Stock which are eligible to, and do, exercise their dissenters' rights with respect to the Merger, the Asset Sale or both are referred to herein as "Dissenting Shareholders," and the shares with respect to which they may exercise dissenters' rights are referred to herein as "Dissenting Shares." If a Telebit shareholder has a beneficial interest in shares of Telebit Common Stock that are held of record in the name of another person, such as a broker or nominee, and such shareholder desires to perfect whatever dissenters' rights such beneficial shareholder may have, such beneficial shareholder must act promptly to cause the holder of record to timely and properly follow the steps summarized below.

    The following discussion is not a complete statement of the California Law relating to dissenters' rights, and is qualified in its entirety by reference to Sections 1300 through 1312 of the California Law attached to this Proxy Statement as Appendix E and incorporated herein by reference. This discussion and Section 1300 through 1312 of the California Law should be reviewed carefully by any shareholder who wishes to exercise statutory dissenters' rights or wishes to preserve the right to do so, since failure to comply with the required procedures will result in the loss of such rights.

    Shares of Telebit Common Stock must satisfy each of the following requirements to qualify as Dissenting Shares under the California Law: (i) such shares of Telebit Common Stock must have been outstanding on the Record Date for the determination of the holders of Telebit Common Stock entitled to voted at the Special Meeting; (ii) such shares of Telebit Common Stock must have been voted against (a) the proposal to approve the Merger Agreement and consummation of the Merger, or (b) the proposal to approve the Asset Purchase Agreement and consummation of the Asset Sale or (c) both proposals; (iii) the holders of such shares of Telebit Common Stock must make a written demand that Telebit repurchase shares of Telebit Common Stock at fair market value and such demand must be received by either Telebit or Telebit's transfer agent no later than the date of the Special Meeting; and (iv) the holder of such shares of Telebit Common Stock must submit certificates for endorsement (as described below). A vote by proxy or in person against (i) the proposal to approve and adopt the Merger Agreement and approve consummation of the Merger; or (ii) the proposal to approve and adopt the Asset Purchase Agreement and approve consummation of the Asset Sale; or (iii) both proposals does not in and of itself constitute a demand for appraisal under the California Law. In addition, in order for such shares of Telebit Common Stock to qualify as Dissenting Shares, (i) demands for payment must have been filed with respect to 5% or more of the outstanding shares of Telebit Common Stock on or before the Special Meeting or (ii) such shares of Telebit Common Stock must be subject to a restriction on transfer imposed by Telebit or by any law or regulation.

    Pursuant to Sections 1300 through 1312 of the California Law, Dissenting Shareholders may require Telebit to repurchase their Dissenting Shares at a price equal to the fair market value of such shares determined as of the day before the first announcement of the terms of the proposed Transactions, excluding any appreciation or depreciation in consequence of the proposed Transactions, but adjusted for any stock split, reverse stock split or stock dividend which becomes effective thereafter. On July 19, 1996 the last full day of trading prior to the public announcement relating to the proposed Transactions, the closing price per share of Telebit Common Stock was $10.88.

    The demand of a Dissenting Shareholder must be made in writing upon Telebit no later than the date of the Special Meeting and is required by law to state the number and class of Dissenting Shares held of record by the Dissenting Shareholder which the Dissenting Shareholder demands that Telebit purchase, and to contain a statement of what the Dissenting Shareholder claims to be the fair market value of the Dissenting Shares as of the day before the first announcement of the proposed Transactions. The statement of fair market value in such demand by the Dissenting Shareholder constitutes an offer by the Dissenting Shareholder to sell the Dissenting Shares at such price.

    If there are any Dissenting Shareholders, then within 10 days following approval of the proposed Transactions by Telebit Shareholders, Telebit is required to mail to each holder of Dissenting Shares a notice of the approval of the proposed Transactions, a statement of the price determined by Telebit to



                                       62


represent the fair market value of Dissenting Shares (which shall constitute an offer by Telebit to purchase such Dissenting Shares at such stated price), and a description of the procedures to be followed for such shareholders to exercise their rights as Dissenting Shareholders.

    Within thirty (30) days after the date on which the notice of the approval of the proposed Transactions by the outstanding shares was mailed to a Dissenting Shareholder, that shareholder who wishes to be paid the full value of his or her Dissenting Shares must submit to Telebit or its transfer agent certificates representing any Dissenting Shares which the Dissenting Shareholder demands Telebit purchase, so that such Dissenting Shares may either be stamped or endorsed with the statement that the shares are Dissenting Shares or exchanged for certificates of appropriate denomination so stamped or endorsed.

    If, upon a Dissenting Shareholder's surrender of the certificates representing that Dissenting Shareholder's Dissenting Shares, Telebit and the Dissenting Shareholder agree that such shares are Dissenting Shares and agree upon the price to be paid for such shares, then the agreed price is required by law to be paid to the Dissenting Shareholder within the later of 30 days after the date of such agreement or thirty (30) days after any statutory or contractual conditions to consummation of the Merger or the Asset Sale are satisfied, unless provided otherwise by agreement.

    If Telebit and a Dissenting Shareholder disagree as to whether such Dissenting Shareholder's proposed Dissenting Shares are entitled to be classified as Dissenting Shares or as to the fair market value of such shares, then such Dissenting Shareholder has the right to bring an action in California Superior Court, within six (6) months after the date on which the notice of the approval of the proposed Transactions by Telebit Shareholders was mailed to the Dissenting Shareholder, to resolve such dispute. In such action, the court will determine whether the shares of Telebit Common Stock held by such Dissenting Shareholder are Dissenting Shares, the fair market value of such shares, or both. The California Law provides, among other things, that a Dissenting Shareholder may not withdraw a demand for payment of the fair market value of Dissenting Shares unless Telebit consents to such request for withdrawal.

                               REGULATORY MATTERS


    Under the HSR Act, and the rules promulgated thereunder by the FTC, the Merger may not be consummated until notifications have been given and certain information has been furnished to the FTC and the Antitrust Division and specified waiting period requirements have been satisfied. Each of Cisco and Telebit originally filed their respective Notification and Report Forms required under the HSR Act with the FTC and the Antitrust Division on August 5, 1996 and applicable waiting period under the HSR Act expired/was waived on August 16, 1996. At any time before or after consummation of the Merger, the FTC, the Antitrust Division, the state attorneys general or others could take action under the antitrust laws with respect to the Merger, including seeking to enjoin consummation of the Merger or seeking divestiture of substantial assets of Cisco or Telebit.


    Based on information available to them, Cisco and Telebit believe that the Merger will not violate federal or state antitrust laws. However, there can be no assurance that a challenge to consummation of the Merger on antitrust grounds will not be made or that, if such a challenge were made, Cisco and Telebit would prevail or would not be required to accept certain conditions, possibly including certain divestitures or hold-separate arrangements, in order to consummate the Merger.



                                       63


                      SELECTED CONSOLIDATED FINANCIAL DATA

    The following selected consolidated statement of operations data for each of the three years in the period ended December 31, 1995 and the consolidated balance sheet data as of December 31, 1995 and 1994 have been derived from, and are qualified by reference to, the Consolidated Financial Statements of the Company audited by Price Waterhouse LLP, independent accountants, which are incorporated by reference in this Proxy Statement. The consolidated balance sheet data as of December 31, 1993 has been derived from the Company's Consolidated Financial Statements, which are not incorporated by reference in this Proxy Statement. The consolidated statement of operations data for each of the two years ended December 31, 1992 and 1991 and the consolidated balance sheet data as of December 31, 1992 and 1991 were derived from the Consolidated Financial Statements of the Company, which are not incorporated by reference in this Proxy Statement. All amounts shown are in thousands, except per share data. The data set forth below should be read in conjunction with the Consolidated Financial Statements and related Notes thereto incorporated by reference in this Proxy Statement.

                                                               YEAR ENDED DECEMBER 31,
                                                   1995       1994       1993      1992       1991
                                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
Consolidated Statement of Operations Data:
   Revenue                                       $  55,854   $ 76,170  $  80,771  $ 87,342  $  75,067
   Loss from operations                            (14,831)    (1,965)    (9,433)   (5,429)   (16,692)
   Net loss                                        (14,080)    (1,606)   (10,386)   (5,024)   (14,019)
   Net loss per share                                (1.04)     (0.12)     (0.83)    (0.41)     (1.20)
Consolidated Balance Sheet Data:
   Cash, cash equivalents and short-term
     investments                                 $  12,426   $ 16,877  $  15,258  $ 17,963  $  24,348
   Working capital                                  13,334     25,122     24,327    31,131     33,732
   Total assets                                     30,582     42,867     48,221    58,969     62,824
   Long-term obligations, net                          134        301        577     1,892      3,244
   Total shareholders' equity                       16,804     29,249     29,226    38,820     34,617

                      STOCK PRICE AND DIVIDEND INFORMATION

    The Telebit Common Stock is quoted on Nasdaq under the symbol "TBIT." The following table sets forth, for the fiscal years indicated, the range of high and low sale prices per share of Telebit Common Stock as reported on Nasdaq:

                                                                        HIGH         LOW
          FISCAL 1996
          First Quarter                                                $ 6.50       $ 3.75
          Second Quarter                                                13.88         4.87
          Third Quarter (through August 5, 1996)                        13.13         8.88
          FISCAL 1995
          First Quarter                                                  7.63         4.38
          Second Quarter                                                 8.13         3.63
          Third Quarter                                                  5.13         3.63
          Fourth Quarter                                                 8.63         2.38
          FISCAL 1994
          First Quarter                                                 15.25         6.75
          Second Quarter                                                12.88         4.25
          Third Quarter                                                  6.25         3.88
          Fourth Quarter                                                 5.88         3.88



                                       64


    As of July 19, 1996, the last day prior to the announcement of the execution of the Merger Agreement and the Asset Purchase Agreement, the closing price for Telebit Common Stock as reported on Nasdaq was $10.875.


    As of September 10, 1996, the closing price for Telebit Common Stock as reported on Nasdaq was $13.125.


    At the Record Date, there were approximately shareholders of record.

    The Company has never declared or paid dividends on the Telebit Common Stock and does not intend to pay such dividends in the foreseeable future. The Company's present policy is to retain earnings for use in its business.

                      CERTAIN INFORMATION REGARDING CISCO

    Cisco develops, manufactures, markets and supports high-performance, multiprotocol internetworking systems that link geographically dispersed LANs and WANs to form a single information infrastructure. Cisco products include a wide range of routers, LAN and ATM switches, dial-up access servers and network management software solutions. The common thread running through these products is the Cisco IOS software, which today provides the native intelligence for more than 450,000 installed Cisco units and is an integral part of the products of more than two dozen global partners.

    The Cisco IOS software is a sophisticated suite of networking capabilities that provides network connectivity, security and interoperability for all of today's standard data protocols, media access methods and products from leading information service vendors. This software resides at the heart of Cisco's internetworking products and within the hardware of more than two dozen vendor partners including Alcatel, Cabletron Systems, Compaq Computers, LanOptics, NEC, Northern Telecom and Sun Microsystems. Cisco's modular hardware and software architecture allows products to be configured in a wide variety of ways to suit customers' specific needs.

    Cisco expanded the Cisco IOS feature set by addressing new markets and technologies. These include a range of remote access products, as well as switching products. In 1994, Cisco introduced the CiscoFusion architecture, which blends the capabilities of today's routed internetworks with the emerging technologies of ATM, LAN workgroup switches and virtual LANs.

    Cisco sells its products in approximately seventy five (75) countries through a combination of direct sales, distributors, and direct and indirect resellers. Cisco's worldwide OEM customers and resellers include Alcatel, AT&T, British Telecom, Cabletron Systems, Digital Equipment Company, Ericsson, Hewlett-Packard, MCI, NEC Company, Olivetti, Siemens, Sprint, Unisys and US West. Cisco has established technology partnerships with a number of companies to address specialized segments of the internetworking marketplace, and has partnered with leading WAN technology and service providers to offer flexible options to customers. Cisco offers customer service and support through its technical assistance centers in California, North Carolina, Australia and Belgium, and provides on-site hardware maintenance on a worldwide basis through IBM, AT&T and Hewlett-Packard.

                       CERTAIN INFORMATION REGARDING NEWCO

    Newco is a Delaware corporation recently organized by, James D. Norrod, President and Chief Executive Officer of Telebit. Mr. Norrod is the President, sole director and sole stockholder of Newco. Newco was incorporated for the sole purpose of effecting the Asset Sale. It has no material assets and has not engaged in any activities except in connection with the proposed Asset Sale.

                      CERTAIN INFORMATION REGARDING TELEBIT

    Telebit designs, manufactures, sells, markets and supports a family of high-performance remote network access products. These products enable customers to build: (i) dial-up LAN inter-networks that provide remote offices, telecommuters and mobile computer users access to corporate networks; (ii) remote LAN access networks that provide access to the Internet and (iii) mission critical WAN


                                       65


access facilities that provide LAN or host access over the PSTN. The Company's products consist primarily of the NetBlazer family of dial-up access routers and modem products consisting primarily of high-speed dial-up modems and modem network management systems. The Company markets its products worldwide through distributors, VARs and service providers. The Company also sells its modem products to certain OEMs.

    The Company's strategy is to capitalize on several significant trends in the data communications industry, including: (i) the growing demand for LAN to LAN connectivity to provide affordable links between business partners, branch offices and corporate LANs over the WAN; (ii) the need for seamless internetworking and interoperability of disparate computers and computer networks; (iii) the growing demand for client to LAN connectivity resulting from the growth in sales of laptop and notebook size computers to mobile workers and telecommuters; (iv) the continuing evolution of high-speed analog and digital technology enabling dial-up networking solutions; and (v) the need for high-density, lower cost, central site remote network access solutions.

    The requirements for remote access continue to grow as a result of the need for remote offices and workers to gain access to corporate resources and the proliferation of the internet. At the central site, larger organizations, such as company headquarters or an online service provider, that have made extensive commitment to primary rate ISDN (T1/E1) for telecommunications find themselves needing to support both digital ISDN communications as well as analog data transmissions from their remote users. The complexity and expense of supporting both forms of communications has spurred a demand for new products to handle this communication seamlessly. This emerging market has presented the opportunity to reduce cost and complexity by aggregating the analog-originating traffic as well as basic rate ISDN onto a single primary-rate ISDN communications line.

    Telebit identified this market opportunity during the third quarter of 1995, and in response to this market need, undertook the development of its MICA Technology. The MICA Technology is being developed to allow organizations to eliminate the need for multiple analog lines and corresponding analog modems and replace this functionality with a high-density ISA card based digital modem solution using a single common high-speed digital line with the ability to dynamically configure channels to handle both digital and digitized analog transmissions.

    The Company's strategy for MICA includes: (i) integration of the MICA Technology with the Company's NetBlazer family of dialup router/server products;
(ii) integration of the MICA Technology into standard industry operating systems, such as Windows NT and Novell NetWare; and (iii) licensing or entering into OEM relationships with third-parties for high-density, lower cost, central site remote network access solutions. The initial shipments of the Company's MICA-based products are scheduled for the third quarter of 1996.

                            CERTAIN LEGAL PROCEEDINGS

    On August 2, 1996, a complaint was filed in the Middlesex County, Massachusetts, Superior Court, entitled Dr. Herb Golden v. James P. (sic) Norrod, Michael K. Ballard, C. Richard Kramblich (sic), Scott J. Loftesness, Cisco Systems, Inc. and Telebit Corporation (Civil Action No. 96-4537). The lawsuit relates to the proposed transactions.

    The suit alleges, among other things, that the Merger and Asset Sale will not be in the best interest of Telebit's shareholders. The suit also alleges that the consideration being paid in connection with the Asset Sale and the proposed Merger Consideration of $13.35 per share are below market value. The suit asks the court to enjoin the closing of the transactions, or, alternatively, to award unspecified damages from the defendants in the event the transactions are consummated.

    Cisco and Telebit believe that the suit is without merit and intend to defend it vigorously.



                                       66


            SHARE OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

    The following table sets forth as of the Record Date September 18, 1996: (i) the name of each person who, to the knowledge of the Corporation, beneficially owned more than 5% of the shares of Telebit Common Stock outstanding at such date; (ii) the name of each director of the Corporation; and (iii) the name of each executive officer of the Corporation, the number of shares owned by each such person and the percentage of the outstanding shares represented thereby, and also sets forth such information for directors and executive officers as a group.

                                                                             AMOUNT AND
                             NAME AND ADDRESS                                NATURE OF    PERCENTAGE OF
                           OF BENEFICIAL OWNER                               OWNERSHIP        CLASS
                           -------------------                               ---------        -----
New Enterprise Associates VI, Limited Partnership                              956,282         6.9%
New Enterprise Associates III, Limited Partnership
New Enterprise Associates V, Limited Partnership
The Silverado Fund I Limited Partnership
 2490 Sand Hill Road
  Menlo Park, CA 94025
James D. Norrod(2)                                                             561,891         3.9%
Brian D. Cohen(3)                                                              210,491         1.5%
Michael K. Ballard(4)                                                          282,834         2.0%
John D. Kirwan(5)                                                              100,237           *
Mark R. Wilson(6)                                                              139,868         1.0%
Peter Hall(7)                                                                    7,601           *
C. Richard Kramlich(8)                                                         956,282         6.9%
Scott J. Loftesness(9)                                                          10,500           *
Directors and Executive Officers as a group (8 persons)(10)                  2,269,704        16.4%

- --------------
   *  Less than 1%.

 (1) Applicable percentage of ownership as of the Record Date is based upon 13,813,150 shares of Common Stock outstanding. Beneficial ownership is determined in accordance with the rules of the Commission, and includes voting and investment power with respect to shares. Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding for computing the percentage ownership for the person holding such shares, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise noted, each person or entity named in the table has sole voting and investment power with respect to the shares.

 (2) Includes 539,450 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

 (3) Includes 177,104 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.
      Includes 20,755 shares that will become exercisable immediately prior to the Effective Time of the Merger due to certain acceleration provisions.

 (4) Includes 213,082 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.
      Includes 68,752 shares that will become exercisable immediately prior to the Effective Time of the Merger due to certain acceleration provisions.

 (5) Includes 89,805 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.
      Includes 6,843 shares that will become exercisable immediately prior to the Effective Time of the Merger due to certain acceleration provisions.

 (6) Includes 127,717 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.
      Includes 11,631 shares that will become exercisable immediately prior to the Effective Time of the Merger due to certain acceleration provisions.



                                       67


 (7) Includes 7,601 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

 (8)  Represents  shares  beneficially  owned by New  Enterprise  Associates VI,
      Limited Partnership,  New Enterprise Associates, III, Limited Partnership,
      New Enterprise Associates V, Limited Partnership and The Silverado Fund I,
      L.P., venture capital funds over which Mr. Kramlich may be deemed to share voting and investment power; however, Mr. Kramlich disclaims beneficial ownership of the shares in which he has no pecuniary interest.

 (9) Includes 10,000 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

(10) Includes 1,164,759 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.
      Includes 107,981 shares that will become exercisable immediately prior to the Effective Time of the Merger due to certain acceleration provisions.


                                     EXPERTS

    The Consolidated Financial Statements and schedules of the Company incorporated in this Proxy Statement by reference to the Annual Report on Form 10-K of Telebit Corporation for the year ended December 31, 1995 have been so incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. It is expected that a member of Price Waterhouse LLP will be present at the meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

    It is currently anticipated that the Company's next Annual Meeting of shareholders will occur after the Effective Time and accordingly the Company's existing shareholders will not be entitled to participate in such meeting unless the Transactions are not consummated. If the proposed Transactions are not consummated, proposals of shareholders intended to be presented at the next Annual Meeting of the Company's shareholders must be received at the Company's executive offices not later than December 1, 1996.

                                  OTHER MATTERS

    Under the Bylaws, as amended, of the Company, only such business may be conducted at a special meeting of shareholders as has been brought before the meeting pursuant to the Company's notice of meeting. The Telebit Board does not intend to bring any matters before the Special Meeting other than those specifically set forth in the Notice of Special Meeting. If any incidental matters should properly come before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Telebit Board.



                                       68



                                                                      APPENDIX A





                      AGREEMENT AND PLAN OF REORGANIZATION

                                  BY AND AMONG

                              CISCO SYSTEMS, INC.,

                          COBRA ACQUISITION CORPORATION

                                       AND

                               TELEBIT CORPORATION

                                  July 21, 1996






                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

ARTICLE I -- THE MERGER                                                        2
         1.1 The Merger                                                        2
         1.2 Closing; Effective Time                                           2
         1.3 Effect of the Merger                                              2
         1.4 Articles of Incorporation; Bylaws                                 2
         1.5 Directors and Officers                                            2
         1.6 Effect on Capital Stock                                           3
         1.7 Surrender of Certificates                                         3
         1.8 No Further Ownership Rights in Target Common Stock                4
         1.9 Lost, Stolen or Destroyed Certificates                            4
         1.l0 Taking of Necessary Action; Further Action                       5

ARTICLE II -- REPRESENTATIONS AND WARRANTIES OF TARGET                         5
         2.1 Organization, Standing and Power                                  6
         2.2 Capital Structure                                                 6
         2.3 Authority                                                         7
         2.4 SEC Documents; Financial Statements                               8
         2.5 Absence of Certain Changes                                        9
         2.6 Absence of Undisclosed Liabilities                                9
         2.7 Litigation                                                       10
         2.8 Restrictions on Business Activities                              10
         2.9 Governmental Authorization                                       10
         2.10 Title to Property                                               10
         2.11 Intellectual Property                                           11
         2.12 Environmental Matters                                           12
         2.13 Taxes                                                           13
         2.14 Employee Benefit Plans                                          14
         2.15 Certain Agreements Affected by the Merger                       16
         2.16 Employee Matters                                                16
         2.17 Interested Party Transactions                                   16
         2.18 Insurance                                                       17
         2.19 Compliance With Laws                                            17
         2.20 Brokers' and Finders' Fees                                      17
         2.21 Proxy Statement                                                 17
         2.22 Opinion of Financial Advisor                                    17
         2.23 Vote Required                                                   18
         2.24 Board Approval                                                  18
         2.25 Representations Complete                                        18
         2.26 Effect of Asset Sale on Representations and Warranties          18

ARTICLE III -- REPRESENTATIONS AND WARRANTIES OF ACQUIROR AND
MERGER SUB                                                                    18
         3.1 Organization, Standing and Power                                 18
         3.2 Authority                                                        l9
         3.3 SEC Documents; Financial Statements                              l9
         3.4 Litigation                                                       20
         3.5 Proxy Statement                                                  20
         3.6 Board Approval                                                   21
         3.7 Financing                                                        21
         3.8 Brokers' and Finders' Fees                                       2l
         3.9 Representations Complete                                         21

ARTICLE IV -- CONDUCT PRIOR TO THE EFFECTIVE TIME                             21
         4.1 Conduct of Business of Target                                    2l
         4.2 No Solicitation                                                  24

ARTICLE V -- ADDITIONAL AGREEMENTS                                            26
         5.l Proxy Statement                                                  26
         5.2 Meeting of Shareholders                                          26
         5.3 Access to Information                                            27
         5.4 Confidentiality                                                  27
         5.5 Public Disclosure                                                27
         5.6 Consents; Cooperation                                            27
         5.7 Other Operational Covenants                                      28
         5.8 Legal Requirements                                               29
         5.9 Employee Benefit Plans                                           29
         5.10 Form S-8                                                        31
         5.1l Option Agreement                                                31
         5.12 Nasdaq Quotation                                                31
         5.13 Indemnification                                                 31
         5.14 Best Efforts and Further Assurances                             32

ARTICLE VI -- CONDITIONS TO THE MERGER                                        32
         6.l Conditions to Obligations of Each Party to Effect the Merger     33
         6.2 Additional Conditions to Obligations of Target                   33
         6.3 Additional Conditions to the Obligations of Acquiror and
             Merger Sub                                                       34

ARTICLE VII -- TERMINATION, AMENDMENT AND WAIVER                              35
         7.1 Termination                                                      35
         7.2 Effect of Termination                                            36
         7.3 Expenses and Termination Fees                                    36
         7.4 Amendment                                                        39

         7.5 Extension; Waiver                                                40

ARTICLE VIII -- GENERAL PROVISIONS                                            40
         8.1 Non-Survival at Effective Time                                   40
         8.2 Notices                                                          40
         8.3 Interpretation                                                   41
         8.4 Counterparts                                                     41
         8.5 Entire Agreement; Nonassignability, Parties in Interest          41
         8.6 Severability                                                     42
         8.7 Remedies Cumulative                                              42
         8.8 Governing Law                                                    42
         8.9 Rules of Construction                                            42



SCHEDULES

Target Disclosure Schedule

Schedule 2.10         -    Target Real Property
Schedule 2.11         -    Target Intellectual Property
Schedule 2.14         -    Target Employee Plans
Schedule 5.9          -    Outstanding Options
Schedule 6.3          -    Required Employment Agreements

EXHIBITS

Exhibit A         -        Agreement of Merger
Exhibit B         -        Voting Agreement
Exhibit C         -        Option Agreement

                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made and entered into as of July 21, 1996, by and among Cisco Systems, Inc., a California corporation ("Acquiror"), Cobra Acquisition Corporation, a California corporation ("Merger Sub") and wholly owned subsidiary of Acquiror, and Telebit Corporation, a California corporation ("Target").


                                    RECITALS

         A. The Boards of Directors of Target, Acquiror and Merger Sub have each determined that it is in the best interests of their respective companies and the shareholders of their respective companies that Target and Merger Sub combine into a single company through the statutory merger of Merger Sub with and into Target (the "Merger") and, in furtherance thereof, have approved the Merger.

         B. Pursuant to the Merger, among other things, the outstanding shares of Target Common Stock, no par value ("Target Common Stock"), shall be converted into thirteen dollars and thirty-five cents ($13.35) per share.

         C.   Target,   Acquiror   and  Merger   Sub  desire  to  make   certain
representations and warranties and other agreements in connection with the Merger.

         D. Concurrent with the execution of this Agreement and as an inducement to Acquiror and Merger Sub to enter into this Agreement, (a) Target and Acquiror have entered into a stock option agreement dated the date hereof (the "Option Agreement") providing for the purchase by Acquiror of newly-issued shares of Target's Common Stock, and (b) certain shareholders of Target have on the date hereof entered into a Voting Agreement in the form attached hereto as Exhibit B, which provides that each such shareholder will vote the shares of Target's Common Stock owned by such person to approve the Merger and against any competing proposals.

         E. Also, concurrent with the execution of this Agreement, Target and Telebit (Newco) Inc., a Delaware corporation ("Newco"), have entered into an Asset Purchase Agreement dated of even date herewith (the "Asset Purchase Agreement"), which agreement provides for the sale of certain of Target's assets to (Newco) and the assumption of certain of Target's obligations and liabilities by Newco.

         NOW, THEREFORE, in consideration of the covenants and representations set forth herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:



                                    ARTICLE I

                                   THE MERGER
                                   ----------

         1.1 The Merger. Effective Time (as defined in Section 1.2) and subject to and upon the terms and conditions of this Agreement, the Agreement of Merger attached hereto as Exhibit A (the "Agreement of Merger") and the applicable provisions of the California Corporations Code ("California Law"), Merger Sub shall be merged with and into Target, the separate corporate existence of Merger Sub shall cease and Target shall continue as the surviving corporation. Target as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."

         1.2 Closing; Effective Time. The closing of the transactions contemplated hereby (the "Closing") shall take place as soon as practicable (and in any event within two business days) after the satisfaction or waiver of each of the conditions set forth in Article VI hereof or at such other time as the parties hereto agree (the "Closing Date"). The Closing shall take place at the offices of Brobeck, Phleger & Harrison LLP, Palo Alto, California, or at such other location as the parties hereto agree. On the Closing Date, the parties hereto shall cause the Merger to be consummated by filing the Agreement of Merger with the Secretary of State of the State of California, in accordance with the relevant provisions of California Law (the time of such filing being the "Effective Time").

         1.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Agreement of Merger and the applicable provisions of California Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of Target and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of Target and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

         1.4 Articles of Incorporation; Bylaws.

                  a. At the Effective Time, the Articles of Incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided by California Law and such Articles of Incorporation; provided, however, that Article I of the Articles of Incorporation of the Surviving Corporation shall be amended to change the corporate name of the Surviving Corporation to a name other than Target's present corporate name or a corporate name closely resembling Target's present corporate name.

                  b. The Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended.

         1.5 Directors and Officers. At the Effective Time, the directors of the Merger Sub shall be the initial directors of the Surviving Corporation, who shall survive until their successors are duly elected or appointed and qualified, and the officers of Merger Sub shall be the initial officers of the Surviving Corporation, who shall survive until their respective successors are duly elected or appointed and qualified.

         1.6 Effect on Capital Stock. By virtue of the Merger and without any action on the part of Merger Sub, Target or the holders of any of the following securities:

                  a. Conversion of Target Common Stock. At the Effective Time, each share of Target Common Stock issued and outstanding immediately prior to the Effective Time (other than any shares of Target Common Stock to be canceled pursuant to Section 1.6(b)) will be canceled and extinguished and be converted automatically into the right to receive thirteen dollars and thirty-five cents ($13.35) (the "Merger Consideration").

                  b. Cancellation of Target Common Stock Owned by Acquiror or Target. At the Effective Time, all shares of Target Common Stock that are owned by Target as treasury stock and each share of Target Common Stock owned by Acquiror or any direct or indirect wholly owned subsidiary of Acquiror or of Target immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof.

                  c. Capital  Stock of Merger Sub. At the Effective  Time,  each share of Common Stock, no par value, of Merger Sub ("Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall be
converted   into  and  exchanged  for  one  validly   issued,   fully  paid  and
nonassessable share of Common Stock, $.01 par value, of the Surviving Corporation. Each stock certificate of Merger Sub evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Corporation.

                  d. Adjustments to Merger Consideration. The Merger Consideration shall be appropriately adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Target Common Stock), reorganization, recapitalization or other like change with respect to Target Common Stock occurring after the date hereof and prior to the Effective Time.

         1.7 Surrender of Certificates.

                  a. Exchange Agent. The First National Bank of Boston shall act as exchange agent (the "Exchange Agent") in the Merger.

                  b. Acquiror to Provide Cash. Promptly after the Effective Time, Acquiror shall deliver to the Exchange Agent for exchange in accordance with this Article 1, through such reasonable procedures as Acquiror may adopt, cash in an amount sufficient to permit payment (i) pursuant to Section 1.6(a) in exchange for shares of Target Common Stock outstanding immediately prior to the Effective Time and (ii) pursuant to Section 5.9 upon cancellation of outstanding vested options to acquire shares of Target Common Stock.

                  c. Exchange Procedures. Promptly after the Effective Time, the Surviving Corporation shall cause to be mailed to each bolder of record of a certificate or certificates (the "Certificates") which immediately prior to the Effective Time represented outstanding shares of Target Common Stock, whose shares were converted into the right to receive cash pursuant to Section 1.6,
(i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon receipt of the Certificates by the Exchange Agent, and shall be in such form and have such other provisions as Acquiror may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for cash. Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Acquiror, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor cash representing the payment which such holder has the right to receive pursuant to Section 1.6, and the Certificate so surrendered shall forthwith be canceled. Until so surrendered, each outstanding Certificate that, prior to the Effective Time, represented shares of Target Common Stock will be deemed from and after the Effective Time, for all corporate purposes, other than the payment of dividends, to evidence the right to receive an amount in cash in accordance with Section 1.6.

                  d. Transfers of Ownership.  If any payment pursuant to Section
1.6 is to be made to a name other than that in which the Certificate surrendered in exchange therefor is registered, it will be a condition of the payment thereof that the Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such payment will have paid to Acquiror or any agent designated by it any transfer or other taxes required by reason of the payment of such cash to any name other than that of the registered holder of the Certificate surrendered, or established to the satisfaction of Acquiror or any agent designated by it that such tax has been paid or is not payable.

                  e. No Liability. Notwithstanding anything to the contrary in this Section 1.7, none of the Exchange Agent, the Surviving Corporation or any party hereto shall be liable to any person for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

         1.8 No Further Ownership Rights in Target Common Stock. All cash paid upon the surrender for exchange of shares of Target Common Stock in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Target Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Target Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.

         1.9 Lost, Stolen or Destroyed Certificates. In the event any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall pay in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, such amount in cash as may be required pursuant to Section 1.6; provided, however, that Acquiror may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Acquiror, the Surviving Corporation or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.


         1.10 Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Target and Merger Sub, the officers and directors of Target and Merger Sub are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.



                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF TARGET
                    ----------------------------------------

         In this Agreement, any reference to any event, change, condition or effect being "material" with respect to any entity or group of entities means any material event, change, condition or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, operations or results of operations of such entity or group of entities. In this Agreement, any reference to a "Material Adverse Effect" with respect to any entity or group of entities means any event, change or effect that is materially adverse to the condition (financial or otherwise), properties, assets, liabilities, business, operations or results of operations of such entity and its subsidiaries, taken as a whole; provided, however, that a "Material Adverse Effect" with respect to Target shall not include any adverse effect on the revenues or gross margins of Target (or the direct consequences thereof) following the date of this Agreement which is attributable to a delay of, reduction in or cancellation or change in the terms of product orders by customers of Target. In the event of any litigation regarding the foregoing provision, Target shall be required to sustain the burden of reasonably demonstrating that any such delay, reduction, cancellation or change is directly attributable to the transactions contemplated by this Agreement.

         In this Agreement, any reference to a party's "knowledge" means such party's actual knowledge after reasonable inquiry of officers, directors and other employees of such party charged with senior administrative or operational responsibility for such matters. Also, for purposes of this Article II, the transactions contemplated by the Asset Purchase Agreement, the Preferred Stock Purchase and Noteholder Rights Agreement and the MICA License (as such terms are defined in the Asset Purchase Agreement) shall not be deemed to be "transactions contemplated by this Agreement."

         Except as disclosed in a document of even date herewith and delivered by Target to Acquiror prior to the execution and delivery of this Agreement and referring to the representations and warranties in this Agreement (the "Target Disclosure Schedule") and except for (i) the effect of the execution by Target of the Asset Purchase Agreement and the Preferred Stock Purchase and Noteholder Rights Agreement concurrently with the execution of this Agreement, (ii) Target's agreement to consummate the transactions, and execute and perform the other documents and instruments, contemplated by such other agreements (including, without limitation, the execution and delivery of the MICA License), and (iii) Target's performance of its obligations under such other agreements (all such matters taken together, the "Pre-Closing Asset Transaction"), Target represents and warrants to Acquiror and Merger Sub as follows:

         2.1 Organization, Standing and Power. Each of Target and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of Target and its subsidiaries has the corporate power to own its properties and to carry on its business as now being conducted and as proposed to be conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a Material Adverse Effect on Target. Target has delivered (or as to the subsidiary documents, made available) a true and correct copy of the Restated Articles of Incorporation, as amended (the "Articles of Incorporation"), and Bylaws, as amended, or other charter documents, as applicable, of Target and each of its subsidiaries, each as amended to date, to Acquiror. Neither Target nor any of its subsidiaries is in violation of any of the provisions of its Articles of Incorporation or Bylaws or equivalent organizational documents. Target is the record or beneficial owner of all outstanding shares of capital stock of each of its subsidiaries and all such shares are duly authorized, validly issued, fully paid and nonassessable. All of the outstanding shares of capital stock of each such subsidiary are owned by Target free and clear of all liens, charges, claims or encumbrances or rights of others. There are no outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments or agreements of any character relating to the issued or unissued capital stock or other securities of any such subsidiary, or otherwise obligating Target or any such subsidiary to issue, transfer, sell, purchase, redeem or otherwise acquire any such securities. Except as disclosed in the Target SEC Documents (as defined in Section 2.4), Target does not directly or indirectly own any equity or similar interest in, or any interest convertible or exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.

         2.2 Capital Structure. The authorized capital stock of Target consists of 40,000,000 shares of Common Stock, no par value, and no shares of Preferred Stock, no par value, of which there were issued and outstanding as of the close of business on July 18, 1996, 13,806,692 shares of Common Stock and no shares of Preferred Stock. There are no other outstanding shares of capital stock or voting securities of Target and no outstanding commitments to issue any shares of capital stock or voting securities of Target after July 18, 1996 other than pursuant to the Option Agreement, the exercise of options or purchase rights outstanding as of such date under (i) the following stock option plans of Target (collectively, the "Target Option Plans"): the Target 1985 Employee Stock Incentive Program (the "1985 Plan), the assumed 1987 Octocom Stock Option Plan (the "1987 Plan"), the 1994 Non-Employee Director Stock Option Plan (the "1994 Plan") and the 1995 Stock Option Plan (the "1995 Plan") or (ii) the Target 1990 Employee Stock Purchase Plan (the "Target ESPP"). All outstanding shares of Target Common Stock are duly authorized, validly issued, fully paid and nonassessable and are free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders thereof and restrictions imposed by applicable securities laws, and are not subject to preemptive rights or rights of first refusal created by statute, the Articles of Incorporation or Bylaws of Target or any agreement to which Target is a party or by which it is bound. As of the close of business on July 18, 1996, Target has reserved (i) 4,300,225 shares of Common Stock for issuance to employees, consultants and directors pursuant to the Target Stock Option Plans, of which 1,969,722 shares have been issued pursuant to option exercises or direct stock purchases, 1,761,062 shares are subject to outstanding, unexercised options, and no shares are subject to outstanding stock purchase rights, and (ii) 660,000 shares of Common Stock for issuance to employees pursuant to the Target ESPP, of which 452,663 shares have been issued. Since July 18, 1996, Target has not (i) issued or granted additional options under the Target Stock Option Plans, or (ii) accepted contributions to or enrollments in the Target ESPP. Except for (i) the rights created pursuant to this Agreement, the Option Agreement, the Employment Agreements listed in Schedule 2.14, the Target Stock Option Plans and the Target ESPP and (ii) Target's right to repurchase any unvested shares under the Target Stock Option Plans, there are no other options, warrants, calls, rights, commitments or agreements of any character to which Target is a party or by which it is bound obligating Target to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of capital stock of Target or obligating Target to grant, extend, accelerate the vesting of, change the price of, or otherwise amend or enter into any such option, warrant, call, right, commitment or agreement. There are no contracts, commitments or agreements relating to voting, purchase or sale of Target's capital stock (i) between or among Target and any of its shareholders and (ii) to the best of Target's knowledge, between or among any of Target's shareholders, except for the shareholders who have executed the Voting Agreements referred to in Recital D of this Agreement. The terms of the Target Stock Option Plans permit the assumption or substitution of options to purchase Acquiror Common Stock as provided in this Agreement, without the consent or approval of the holders of such securities, the Target shareholders, or otherwise and without any acceleration of the exercise schedule or vesting provisions in effect for those options (except as otherwise provided in one or more of the Employment Agreements listed in
Schedule 2.14). The current "Purchase Period" (as defined in the Target ESPP) commenced under the Target ESPP on June 1, 1996 and will end prior to the Effective Time as provided in this Agreement, and except for the purchase rights granted on such commencement date to participants in the current Purchase Period, there are no other purchase rights or options outstanding under the Target ESPP. True and complete copies of all agreements and instruments presently in effect relating to or issued under the Target Stock Option Plans or Target ESPP have been delivered or made available to Acquiror and such agreements and instruments have not been amended, modified or supplemented, and there are no agreements to amend, modify or supplement such agreements or instruments in any case from the form delivered to Acquiror.

         2.3 Authority. Target has all requisite corporate power and authority to enter into this Agreement and the Option Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Option Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Target, subject only to the approval of the Merger by Target's shareholders as contemplated by Section 6.1(a). Each of this Agreement and the Option

Agreement has been duly executed and delivered by Target and constitutes the valid and binding obligation of Target enforceable against Target in accordance with its terms except as enforceability may be limited by bankruptcy and other laws affecting the rights and remedies of creditors generally and general principles of equity. The execution and delivery of this Agreement and the Option Agreement by Target does not, and the consummation of the transactions contemplated hereby or by the Option Agreement will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit under (i) any provision of the Articles of Incorporation or Bylaws of Target or any of its subsidiaries, as amended, or (ii) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Target or any of its subsidiaries or any of their properties or assets, except where such conflict, violation, default, termination, cancellation or acceleration with respect to the foregoing provisions of (ii) would not have had and would not reasonably be expected to have a Material Adverse Effect on Target. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality ("Governmental Entity") is required by or with respect to Target or any of its subsidiaries in connection with the execution and delivery of this Agreement, the Option Agreement, or the consummation of the transactions contemplated hereby and thereby, except for (i) the filing of the Agreement of Merger as provided in Section 1.2, (ii) the filing with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD") of the Proxy Statement (as defined in Section 2.23) relating to the Target Shareholders Meeting (as defined in Section 2.21), (iii) such other filings as may be required under the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"),
(iv) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the securities laws of any foreign country, (v) such filings as may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR"), and (vi) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not have a Material Adverse Effect on Target and would not prevent, or materially alter or delay any of the transactions contemplated by this Agreement or the Option Agreement.

         2.4 SEC Documents; Financial Statements. Target has furnished or made available to Acquiror a true and complete copy of each statement, report, registration statement (with the prospectus in the form filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the "Securities Act")), definitive proxy statement and other filing filed with the SEC by Target since April 27, 1990, and, prior to the Effective Time, Target will have furnished Acquiror with, or made available to Acquiror, true and complete copies of any additional documents filed with the SEC by Target prior to the Effective Time (collectively, the "Target SEC Documents"). In addition, Target has delivered or made available to Acquiror all exhibits to the Target SEC Documents filed prior to the date hereof, and will promptly deliver to Acquiror all exhibits to any additional Target SEC Documents filed prior to the Effective Time. All documents required to be filed as exhibits to the Target SEC Documents have been so filed, and all material contracts so filed as exhibits are in full force and effect, except those which have expired or been terminated in accordance with their terms, and neither Target nor any of its subsidiaries is in default thereunder, except where default would not have a Material Adverse Effect. As of their respective filing dates, the Target SEC Documents complied in all material respects with the requirements of the Securities Exchange Act and the Securities Act, and as of their respective dates none of the Target SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed Target SEC Document. The financial statements of Target, including the notes thereto, included in the Target SEC Documents (the "Target Financial Statements") were complete and correct in all material respects as of their respective dates, complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of their respective dates, and have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout the periods indicated and consistent with each other (except as may be indicated in the notes thereto or, in the case of unaudited statements included in Quarterly Reports on Form 10-Q, as permitted by Form 10-Q of the SEC). The Target Financial Statements fairly present the consolidated financial condition and operating results of Target and its subsidiaries at the dates and during the periods indicated therein (subject, in the case of unaudited statements, to normal, recurring year-end adjustments). There has been no change in Target accounting policies except as described in the notes to the Target Financial Statements.

         2.5 Absence of Certain Changes. Since March 30, 1996 (the "Target Balance Sheet Date"), Target has conducted its business in the ordinary course consistent with past practice and there has not occurred: (i) any change, event or condition (whether or not covered by insurance) that has resulted in, or might reasonably be expected to result in, a Material Adverse Effect to Target;
(ii) any acquisition, sale or transfer of any material asset of Target or any of its subsidiaries other than in the ordinary course of business and consistent with past practice; (iii) any material change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by Target or any material revaluation by Target of any of its or any of its subsidiaries' assets; (iv) any declaration, setting aside, or payment of a dividend or other distribution with respect to the shares of Target, or any direct or indirect redemption, purchase or other acquisition by Target of any of its shares of capital stock; (v) any material contract entered into by Target or any of its subsidiaries, other than in the ordinary course of business and as provided to Acquiror, or any material amendment or termination of, or default under, any material contract to which Target or any of its subsidiaries is a party or by which it is bound; or (vi) any negotiation or agreement by Target or any of its subsidiaries to do any of the things described in the preceding clauses (i) through (v) (other than negotiations with Acquiror and its representatives regarding the transactions contemplated by this Agreement).

         2.6 Absence of Undisclosed Liabilities. Target has no material obligations or liabilities of any nature (matured or unmatured, fixed or contingent) other than (i) those set forth or adequately provided for in the Balance Sheet included in Target's Quarterly Report on Form 10-Q for the period ended March 30, 1996 (the "Target Balance Sheet"), (ii) those incurred in the ordinary course of business and not required to be set forth in the Target Balance Sheet under generally accepted accounting principles, (iii) those incurred in the ordinary course of business since the Target Balance Sheet Date and consistent with past practice; and (iv) those incurred in connection with the execution of this Agreement and the Option Agreement.

         2.7 Litigation. There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the knowledge of Target or any of its subsidiaries, threatened against Target or any of its subsidiaries or any of their respective properties or any of their respective officers or directors (in their capacities as such) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on Target. There is no judgment, decree or order against Target or any of its subsidiaries, or, to the knowledge of Target and its subsidiaries, any of their respective directors or officers (in their capacities as such), that could reasonably be expected to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement, or that could reasonably be expected to have a Material Adverse Effect on Target.

         2.8 Restrictions on Business Activities. There is no material agreement, judgment, injunction, order or decree binding upon Target or any of its subsidiaries which has or reasonably could be expected to have the effect of prohibiting or materially impairing any current or future business practice of Target or any of its subsidiaries, any acquisition of property by Target or any of its subsidiaries or the conduct of business by Target or any of its subsidiaries.

         2.9 Governmental Authorization. Target and each of its subsidiaries have obtained each federal, state, county, local or foreign governmental consent, license, permit, grant, or other authorization of a Governmental Entity
(i) pursuant to which Target or any of its subsidiaries currently operates or holds any interest in any of its properties or (ii) that is required for the operation of Target's or any of its subsidiaries' business or the holding of any such interest ((i) and (ii) herein collectively called "Target Authorizations"), and all of such Target Authorizations are in full force and effect, except where the failure to obtain or have any of such Target Authorizations could not reasonably be expected to have a Material Adverse Effect on Target.

         2.10 Title to Property. Target and its subsidiaries have good and valid title to all of their respective properties, interests in properties and assets, real and personal, reflected in the Target Balance Sheet or acquired after the Target Balance Sheet Date (except properties, interests in properties and assets sold or otherwise disposed of since the Target Balance Sheet Date in the ordinary course of business), or in the case of leased properties and assets, valid leasehold interests in, free and clear of all mortgages, liens, pledges, charges or encumbrances of any kind or character, except (i) the lien of current taxes not yet due and payable, (ii) such imperfections of title, liens and easements as do not and will not materially detract from or interfere with the use of the properties subject thereto or affected thereby, or otherwise materially impair business operations involving such properties, (iii) liens securing debt which is reflected on the Target Balance Sheet, and (iv) liens that in the aggregate would not have a Material Adverse Effect. The plants, property and equipment of Target and its subsidiaries that are used in the operations of their businesses are in good operating condition and repair, ordinary wear and tear excepted. All properties used in the operations of Target and its subsidiaries are reflected in the Target Balance Sheet to the extent generally accepted accounting principles require the same to be reflected.

Schedule 2.10 identifies each parcel of real property owned or leased by Target or any of its subsidiaries.

         2.11  Intellectual Property.

                  a.  Target  and  its  subsidiaries  own,  or are  licensed  or otherwise possess legally enforceable rights to use all patents, trademarks, trade names, service marks, copyrights, and any applications therefor, maskworks, net lists, schematics, technology, know-how, trade secrets, inventory, ideas, algorithms, processes, computer software programs or applications (in both source code and object code form), and tangible or intangible proprietary information or material ("Intellectual Property") that are used in the business of Target and its subsidiaries, except to the extent that the failure to have such rights have not had and would not reasonably be expected to have a Material Adverse Effect on Target.

                  b. Schedule 2.11 lists (i) all patents and patent applications and all registered and unregistered trademarks, trade names and service marks, registered and unregistered copyrights, and maskworks, which Target considers to be material to its business and included in the Intellectual Property, including the jurisdictions in which each such Intellectual Property right has been issued or registered or in which any application for such issuance and registration has been filed, (ii) all licenses, sublicenses and other agreements as to which Target is a party and pursuant to which any person is authorized to use any Intellectual Property (except for non-material licenses entered into by Target in the ordinary course of business), and (iii) all licenses, sublicenses and other agreements as to which Target is a party and pursuant to which Target is authorized to use any third party patents, trademarks or copyrights, including software ("Third Party Intellectual Property Rights") which are incorporated in, are, or form a part of any Target product that is material to its business.

                  c. There is no unauthorized use, disclosure, infringement or misappropriation of any Intellectual Property rights of Target or any of its subsidiaries, any trade secret material to Target or any of its subsidiaries, or any Intellectual Property right of any third party to the extent licensed by or through Target or any of its subsidiaries, by any third party, including any employee or former employee of Target or any of its subsidiaries. Neither Target nor any of its subsidiaries has entered into any agreement to indemnify any other person against any charge of infringement of any Intellectual Property, other than indemnification provisions contained in purchase orders and other agreements arising in the ordinary course of business.

                  d. Target is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations under this Agreement, in breach of any license, sublicense or other agreement relating to the Intellectual Property or Third Party Intellectual Property Rights, the breach of which would have a Material Adverse Effect on Target.

                  e. All patents, registered trademarks, service marks and copyrights held by Target are valid and subsisting. Target (i) is not a party to any pending suit, action or proceeding which involves a claim of infringement of any patents, trademarks, service marks, copyrights or violation of any trade secret or other proprietary right of any third party and (ii) has not brought any action, suit or proceeding for infringement of Intellectual Property or breach of any license or agreement involving Intellectual Property against any third party. The manufacture, marketing, licensing or sale of Target's products does not infringe any patent, trademark, service mark, copyright, trade secret or other proprietary right of any third party, except where such infringement would not have a Material Adverse Effect on Target.

                  f. Target has secured valid written assignments from all consultants and employees who contributed to the creation or development of Intellectual Property of the rights to such contributions that Target does not already own by operation of law.

                  g. Target believes it has taken all reasonable and appropriate steps to protect and preserve the confidentiality of all Intellectual Property not otherwise protected by patents, or patent applications or copyright
("Confidential Information"). To Target's knowledge, all use, disclosure or appropriation of Confidential Information owned by Target by or to a third party has been pursuant to the terms of a written agreement between Target and such third party. To Target's knowledge, all use, disclosure or appropriation of Confidential Information not owned by Target has been pursuant to the terms of a written agreement between Target and the owner of such Confidential Information, or is otherwise lawful.

         2.12     Environmental Matters.

                  a.  The following terms shall be defined as follows:

                           (1) "Environmental and Safety Laws" shall mean any federal, state or local laws, ordinances, codes, regulations, rules, policies and orders that are intended to assure the protection of the environment, or that classify, regulate, call for the remediation of, require reporting with respect to, or list or define air, water, groundwater, solid waste, hazardous or toxic substances, materials, wastes, pollutants or contaminants, or which are intended to assure the safety of employees, workers or other persons, including the public.

                           (2) "Hazardous Materials" shall mean any toxic or hazardous substance, material or waste or any pollutant or contaminant, or infectious or radioactive substance or material, including without limitation, those substances, materials and wastes defined in or regulated under any Environmental and Safety Laws.

                           (3) "Property" shall mean all real property leased or owned by Target or its subsidiaries either currently or in the past.

                           (4)   "Facilities"   shall  mean  all  buildings  and
         improvements on the Property of Target or its subsidiaries.

                  b. Target represents and warrants that, except in all cases as, in the aggregate, would not have a Material Adverse Effect on Target, as follows: (i) no methylene chloride or asbestos is contained in or has been used at or released from the Facilities; (ii) all Hazardous Materials and wastes have been disposed of in accordance with all Environmental and Safety

Laws; (iii) Target and its subsidiaries have received no notice (verbal or written) of any noncompliance of the Facilities or its past or present operations with Environmental and Safety Laws; (iv) no notices, administrative actions or suits are pending or, to Target's knowledge, threatened relating to a violation of any Environmental and Safety Laws; (v) neither Target nor its subsidiaries has been notified in writing that it is a potentially responsible party under the federal Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), or state analog statute, arising out of events occurring prior to the Closing Date; (vi) to Target's knowledge, there have not been in the past, and are not now, releases by Target of any Hazardous Materials on, under or migrating to or from the Facilities or Property; (vii) to Target's knowledge, there have not been in the past, and are not now, any underground tanks or underground improvements at, on or under the Property including without limitation, treatment or storage tanks, sumps, or water, gas or oil wells;
(viii) to Target's knowledge, there are no polychlorinated biphenyls (PCBS) deposited, stored, disposed of or located on the Property or Facilities or any equipment on the Property containing PCBs at levels in excess of 50 parts per million; (ix) to Target's knowledge, there is no formaldehyde on the Property or in the Facilities, nor any insulating material containing urea formaldehyde in the Facilities; (x) the Facilities and Target's and its subsidiaries' uses and activities therein have at all times complied with all Environmental and Safety Laws; and (xi) Target and its subsidiaries have all the permits and licenses required to be issued and are in full compliance with the terms and conditions of those permits.


         2.13 Taxes. Except with respect to such exceptions as would not be reasonably expected to have a Material Adverse Effect on Target:

                  Target has timely filed all Tax Returns required to be filed by it, has timely filed or caused to be timely filed all Tax Returns required to be filed by each of its subsidiaries for periods during which such corporations were subsidiaries of Target, has paid all Taxes shown thereon to be due and has provided adequate accruals in accordance with generally accepted accounting principles in its financial statements for any Taxes not yet due and payable. Except as disclosed in the SEC Documents, (i) no material claim for Taxes has become a lien against the property of Target or any of its subsidiaries or is being asserted against Target or any of its subsidiaries other than liens for Taxes not yet due and payable, (ii) no audit of any Tax Return of Target or any of its subsidiaries is being conducted by a Tax authority, (iii) no extension of the statute of limitations on the assessment of any Taxes has been granted by Target or any of its subsidiaries and is currently in effect, (iv) there is no agreement, contract or arrangement to which Target or any of its subsidiaries is a party that may result in the payment of any amount that would not be deductible by reason of Sections 280G of the Code. Target has not been and will not be required to include any material adjustment in Taxable income for any Tax period (or portion thereof) pursuant to Section 481 of the Code or any comparable provision under state or foreign Tax laws as a result of transactions, events or accounting methods employed prior to the Merger, and (v) neither Target nor any of its subsidiaries is a party to any tax sharing or tax allocation agreement nor does Target or any of its subsidiaries owe any amount under any such agreement. For purposes of this Agreement, the following terms have the following meanings: "Tax" (and, with correlative meaning, "Taxes" and "Taxable") means (i) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any Governmental Entity (a "Tax authority") responsible for the imposition of any such tax (domestic or foreign), (ii) any liability for the payment of any amounts of the type described in (i) as a result of being a member of an affiliated, consolidated, combined or unitary group for any Taxable period and (iii) any liability for the payment of any amounts of the type described in (i) or (ii) as a result of any obligation to indemnify any other person. As used herein, "Tax Return" shall mean any return, statement, report or form (including, without limitation,) estimated Tax returns and reports, withholding Tax returns and reports and information reports and returns required to be filed with respect to Taxes.

         2.14     Employee Benefit Plans.

                  a. Schedule 2.14 lists, with respect to Target, any subsidiary of Target and any trade or business (whether or not incorporated) which is treated as a single employer with Target (an "ERISA Affiliate") within the meaning of Section 414(b), (c), (m) or (o) of the Code, (i) all material employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), (ii) each loan to a non-officer employee in excess of $50,000, loans to officers and directors and any stock option, stock purchase, phantom stock, stock appreciation right, supplemental retirement, severance, sabbatical, medical, dental, vision care, disability, employee relocation, cafeteria benefit (Code section 125) or dependent care (Code Section 129), life insurance or accident insurance plans, programs or arrangements, (iii) all bonus, pension, profit sharing, savings, deferred compensation or incentive plans, programs or arrangements, (iv) other fringe or employee benefit plans, programs or arrangements that apply to senior management of Target and that do not generally apply to all employees, and (v) any current or former employment or executive compensation or severance agreements, written or otherwise, as to which unsatisfied obligations of Target of greater than $50,000 remain for the benefit of, or relating to, any present or former employee, consultant or director of Target (together, the "Target Employee Plans").

                  b. Target has furnished to Acquiror a copy of each of the Target Employee Plans and related plan documents (including trust documents, insurance policies or contracts, employee booklets, summary plan descriptions and other authorizing documents, and, to the extent still in its possession, any material employee communications relating thereto) and has, with respect to each Target Employee Plan which is subject to ERISA reporting requirements, provided copies of the Form 5500 reports filed for the last three plan years. Any Target Employee Plan intended to be qualified under Section 401(a) of the Code has either obtained from the Internal Revenue Service a favorable determination letter as to its qualified status under the Code, including all amendments to the Code effected by the Tax Reform Act of 1986 and subsequent legislation, or has applied to the Internal Revenue Service for such a determination letter prior to the expiration of the requisite period under applicable Treasury Regulations or Internal Revenue Service pronouncements in which to apply for such determination letter and to make any amendments necessary to obtain a favorable determination. Target has also furnished Acquiror with the most recent Internal Revenue Service determination letter issued with respect to each such Target Employee Plan, and nothing has occurred since the issuance of each such letter which could reasonably be expected to cause the loss of the tax-qualified status of any Target Employee Plan subject to Code Section 401(a).

                  c. (i) None of the Target Employee Plans promises or provides retiree medical or other retiree welfare benefits to any person; (ii) there has been no "prohibited transaction," as such term is defined in Section 406 of ERISA and Section 4975 of the Code, with respect to any Target Employee Plan, which could reasonably be expected to have, in the aggregate, a Material Adverse Effect; (iii) each Target Employee Plan has been administered in accordance with its terms and in compliance with the requirements prescribed by any and all statutes, rules and regulations (including ERISA and the Code), except as would not have, in the aggregate, a Material Adverse Effect, and Target and each subsidiary or ERISA Affiliate have performed all obligations required to be performed by them under, are not in any respect in default under or violation of, and have no knowledge of any default or violation by any other party to, any of the Target Employee Plans, which default or violation could reasonably be expected to have a Material Adverse Effect on Target; (iv) neither Target nor any subsidiary or ERISA Affiliate is subject to any liability or penalty under Sections 4976 through 4980 of the Code or Title I of ERISA with respect to any of the Target Employee Plans, which liability or penalty could be reasonably expected to have a Material Adverse Effect on Target; (v) all material contributions required to be made by Target or any subsidiary or ERISA Affiliate to any Target Employee Plan have been made on or before their due dates and a reasonable amount has been accrued for contributions to each Target Employee Plan for the current plan years; (vi) with respect to each Target Employee Plan, no "reportable event" within the meaning of Section 4043 of ERISA (excluding any such event for which the thirty (30) day notice requirement has been waived under the regulations to Section 4043 of ERISA) nor any event described in
Section 4062, 4063 or 4041 of ERISA has occurred; and (vii) no Target Employee Plan is covered by, and neither Target nor any subsidiary or ERISA Affiliate has incurred or expects to incur any liability under Title IV of ERISA or Section 412 of the Code. With respect to each Target Employee Plan subject to ERISA as either an employee pension plan within the meaning of Section 3(2) of ERISA or an employee welfare benefit plan within the meaning of Section 3(1) of ERISA, Target has prepared in good faith and timely filed all requisite governmental reports (which were true and correct as of the date filed) and has properly and timely filed and distributed or posted all notices and reports to employees required to be filed, distributed or posted with respect to each such Target Employee Plan, except where the failure to take such action would not have a Material Adverse Effect on Target. No suit, administrative proceeding, action or other litigation has been brought, or to the best knowledge of Target is threatened, against or with respect to any such Target Employee Plan, including any audit or inquiry by the IRS or United States Department of Labor. Neither Target nor any Target subsidiary or other ERISA Affiliate is a party to, or has made any contribution to or otherwise incurred any obligation under, any "multiemployer plan" as defined in Section 3(37) of ERISA.

                  d. With respect to each Target Employee Plan, Target and each of its United States subsidiaries have complied with (i) the applicable health care continuation and notice provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") and the proposed regulations thereunder and
(ii)  the  applicable  requirements  of the  Family  Leave  Act of

1993 and the regulations thereunder, except to the extent that such failure to comply would not, in the aggregate, have a Material Adverse Effect.

                  e. The consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee or other service provider of Target, any Target subsidiary or any other ERISA Affiliate to severance benefits or any other payment, except as expressly provided in this Agreement, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such employee or service provider.

                  f. There has been no amendment to, written interpretation or announcement (whether or not written) by Target, any Target subsidiary or other ERISA Affiliate relating to, or change in participation or coverage under, any Target Employee Plan which would materially increase the expense of maintaining such Plan above the level of expense incurred with respect to that Plan for the most recent fiscal year included in Target's financial statements.

         2.15 Certain Agreements Affected by the Merger. Neither the execution and delivery of this Agreement nor the consummation of the transaction contemplated hereby will (i) result in any payment (including, without limitation, severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any director or employee of Target or any of its subsidiaries, (ii) materially increase any benefits otherwise payable by Target or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

         2.16 Employee Matters. Target and each of its subsidiaries are in compliance in all respects with all currently applicable laws and regulations respecting employment, discrimination in employment, terms and conditions of employment, wages, hours and occupational safety and health and employment practices, and is not engaged in any unfair labor practice, except where the failure to be in compliance or the engagement in such unfair labor practices would not have a Material Adverse Effect on Target. There are no pending claims against Target or any of its subsidiaries under any workers compensation plan or policy or for long term disability. Neither Target nor any of its subsidiaries has any obligations under COBRA with respect to any former employees or qualifying beneficiaries thereunder, except for obligations that would not have a Material Adverse Effect on Target. There are no controversies pending or, to the knowledge of Target or any of its subsidiaries, threatened, between Target or any of its subsidiaries and any of their respective employees, which controversies have or could reasonably be expected to have a Material Adverse Effect on Target. Neither Target nor any of its subsidiaries is a party to any collective bargaining agreement or other labor union contract nor does Target nor any of its subsidiaries know of any activities or proceedings of any labor union to organize any such employees.

         2.17 Interested Party Transactions. Except as disclosed in the Target SEC Documents, neither Target nor any of its subsidiaries is indebted to any director, officer, employee or agent of Target or any of its subsidiaries (except for amounts due as normal salaries and bonuses and in reimbursement of ordinary expenses), and no such person is indebted to Target or any of its subsidiaries, and there have been no other transactions of the type required to be disclosed pursuant to Items 402 and 404 of Regulation S-K under the Securities Act and the Exchange Act since April 27, 1990.

         2.18 Insurance. Target and each of its subsidiaries have policies of insurance and bonds of the type and in amounts customarily carried by persons conducting businesses or owning assets similar to those of Target and its subsidiaries. There is no material claim pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid and Target and its subsidiaries are otherwise in compliance in all material respects with the terms of such policies and bonds. Target has no knowledge of any threatened termination of, or material premium increase with respect to, any of such policies.

         2.19 Compliance With Laws. Each of Target and its subsidiaries has complied with, are not in violation of, and have not received any notices of violation with respect to, any federal, state, local or foreign statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business, except for such violations or failures to comply as could not be reasonably expected to have a Material Adverse Effect on Target.

         2.20 Brokers' and Finders' Fees. Except for the fees of Allen and Company Incorporated, whose fees will be paid in the manner contemplated by the Asset Purchase Agreement, Target has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby. Target has prior to the date hereof furnished to Acquiror a copy of Target's engagement letter with Allen and Company Incorporated in connection with the transactions contemplated by this Agreement and the Asset Purchase Agreement.

         2.21 Proxy Statement. The information supplied by Target for inclusion in the proxy statement to be sent to the shareholders of Target in connection with the meeting of Target's shareholders to consider the Merger (the "Target Shareholders Meeting") (such proxy statement as amended or supplemented is referred to herein as the "Proxy Statement") shall not, on the date the Proxy Statement is first mailed to Target's shareholders, at the time of the Target Shareholders Meeting and at the Effective Time, contain any untrue statement of a material fact, or omit to state any material fact necessary in order to made the statements made therein, in light of the circumstances under which they are made, not misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Target Shareholders Meeting which has become misleading. If at any time prior to the Effective Time any event or information should be discovered by Target which should be set forth in a supplement to the Proxy Statement, Target shall promptly inform Acquiror and Merger Sub. Notwithstanding the foregoing, Target makes no representation, warranty or covenant with respect to any information supplied by Acquiror or Merger Sub which is contained in any of the foregoing documents.

         2.22 Opinion of Financial Advisor. Target has been advised in writing by its financial advisor, Allen and Company Incorporated, that in such advisor's opinion, as of the date hereof, the consideration to be received by the shareholders of Target in the Merger is fair, from a financial point of view, to the shareholders of Target.

         2.23 Vote Required. The affirmative vote of the holders of a majority of the shares of Target Common Stock outstanding on the record date set for the Target Shareholders Meeting is the only vote of the holders of any of Target's capital stock necessary to approve the Merger.

         2.24 Board Approval. The Board of Directors of Target has, prior to the execution hereof, (i) approved this Agreement and the Merger, (ii) determined that the Merger is in the best interests of the shareholders of Target and is on terms that are fair to such shareholders and (iii) determined to recommend that the shareholders of Target approve this Agreement and consummation of the Merger, subject to the terms of Sections 4.2 and 5.1 hereof.

         2.25 Representations Complete. None of the representations or warranties made by Target herein or in any Schedule hereto, including the Target Disclosure Schedule, or certificate furnished by Target pursuant to this Agreement, or the Target SEC Documents, when all such documents are read together in their entirety, contains or will contain at the Effective Time any untrue statement of a material fact, or omits or will omit at the Effective Time to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

         2.26 Effect of Asset Sale on Representations and Warranties. Notwithstanding the express language of the representations and warranties made herein by Target in Sections 2.7-2.11, such representations and warranties shall only be deemed to be representations and warranties with respect to Target and its business after giving effect to the transactions contemplated by the Asset Purchase Agreement and only with respect to the Excluded Assets and the Excluded Liabilities (as such terms are defined in the Asset Purchase Agreement).


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                           OF ACQUIROR AND MERGER SUB
                           --------------------------

         Acquiror and Merger Sub represent and warrant to Target as follows:

         3.1 Organization, Standing and Power. Each of Acquiror and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of Acquiror and Merger Sub has the corporate power to own its properties and to carry on its business as now being conducted and as proposed to be conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a Material Adverse Effect on Acquiror. Acquiror has delivered a true and correct copy of the Articles of Incorporation and Bylaws or other charter documents, as applicable, of Acquiror to Target. Neither Acquiror nor Merger Sub is in violation of any of the provisions of its Articles of Incorporation or Bylaws or equivalent organizational documents. Acquiror is the owner of all outstanding shares of capital stock of Merger Sub and all such shares are duly authorized, validly issued, fully paid and nonassessable.


         3.2 Authority. Acquiror and Merger Sub have all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Acquiror and Merger Sub enforceable against such parties in accordance with its terms except as enforceability may be limited by bankruptcy and other laws affecting the rights and remedies of creditors generally and general principles of equity. The execution and delivery of this Agreement has been duly executed and delivered by Acquiror and Merger Sub and constitutes the valid and binding obligations of Acquiror and Merger Sub. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under (i) any provision of the Articles of Incorporation or Bylaws of Acquiror or Merger Sub, as amended, or (ii) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Acquiror or Merger Sub or their properties or assets, except where such conflict, violation, default, termination, cancellation or acceleration with respect to the foregoing provisions of (ii) would not have had and would not reasonably be expected to have a Material Adverse Effect on Acquiror. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity, is required by or with respect to Acquiror or Merger Sub in connection with the execution and delivery of this Agreement by Acquiror and Merger Sub or the consummation by Acquiror and Merger Sub of the transactions contemplated hereby,  except for (i) the filing of the  Agreement  of Merger as  provided  in
Section 1.1, (ii) any filings as may be required under applicable state securities laws and the securities laws of any foreign country, (iii) such filings as may be required under HSR, and (iv) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not have a Material Adverse Effect on Acquiror and would not prevent or materially alter or delay any of the transactions contemplated by this Agreement.


         3.3 SEC Documents; Financial Statements. Acquiror has furnished or made available to Target a true and complete copy of each statement, report, registration statement (with the prospectus in the form filed pursuant to Rule 424(b) of the Securities Act), definitive proxy statement, and other filing filed with the SEC by Acquiror since July 26, 1992, and, prior to the Effective Time, Acquiror will have furnished Target with true and complete copies of any additional documents filed with the SEC by Acquiror prior to the Effective Time (collectively, the "Acquiror SEC Documents"). In addition, Acquiror has made available to Target all exhibits to the Acquiror SEC Documents filed prior to the date hereof, and will promptly make available to Target all exhibits to any additional Acquiror SEC Documents filed prior to the Effective Time. All documents required to be filed as exhibits to the Target SEC Documents have been so filed, and all material contracts so filed as exhibits are in full force and effect, except those which have expired or terminated in accordance with their terms, and neither Acquiror nor any of its subsidiaries is in default thereunder except for defaults which will not have a Material Adverse

Effect on  Acquiror.  As of their  respective  filing  dates,  the  Acquiror SEC
Documents complied in all material respects with the requirements of the Securities Exchange Act and the Securities Act, and none of the Acquiror SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed Acquiror SEC Document. The financial statements of Acquiror, including the notes thereto, included in the Acquiror SEC Documents (the "Acquiror Financial Statements") were complete and correct in all material respects as of their respective dates, complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of their respective dates, and have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout the periods indicated and consistent with each other (except as may be indicated in the notes thereto or, in the case of unaudited statements included in Quarterly Reports on Form 10-Q, as permitted by Form 10-Q of the SEC). The Acquiror Financial Statements fairly present the consolidated financial condition and operating results of Acquiror and its subsidiaries at the dates and during the periods indicated therein (subject, in the case of unaudited statements, to normal, recurring year-end adjustments). There has been no change in Acquiror accounting policies except as described in the notes to the Acquiror Financial Statements.

         3.4 Litigation. There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the knowledge of Acquiror or any of its subsidiaries, threatened against Acquiror or any of its subsidiaries or any of their respective properties or any of their respective officers or directors (in their capacities as such) that, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the ability of Acquiror to consummate the transactions contemplated by this Agreement. There is no judgment, decree or order against Acquiror or any of its subsidiaries or, to the knowledge of Acquiror or any of its subsidiaries, any of their respective directors or officers (in their capacities as such) that could prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement, or that could reasonably be expected to have a material adverse effect on the ability of Acquiror to consummate the transactions contemplated by this Agreement.

         3.5 Proxy Statement. The information supplied by Acquiror for inclusion in the Proxy Statement shall not, on the date the Proxy Statement is first mailed to Target's shareholders, at the time of the Target Shareholders Meeting and at the Effective Time, contain any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which it is made, not misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Target Shareholders Meeting which has become misleading. If at any time prior to the Effective Time any event or information should be discovered by Acquiror or Merger Sub which should be set forth in a supplement to the Proxy Statement, Acquiror or Merger Sub will promptly inform Target. Notwithstanding the foregoing, Acquiror and Merger Sub make no representation, warranty or covenant with respect to any information supplied by Target which is contained in any of the foregoing documents.

         3.6 Board Approval. The Boards of Directors of Acquiror and Merger Sub have unanimously (i) approved this Agreement and the Merger, (ii) determined that the Merger is in the best interests of their respective shareholders and is on terms that are fair to such shareholders and (iii) recommended that the shareholder of Merger Sub approve this Agreement and the consummation of the Merger.

         3.7 Financing. Acquiror posses sufficient funds to enable it to acquire all issued and outstanding shares of Target's Common Stock on a fully diluted basis (including the payments required by Section 5.9) pursuant to the Merger and to pay all fees and expenses payable by Acquiror related to the transactions contemplated by this Agreement.

         3.8 Broker's and Finders' Fees. Except for the fees of Merrill Lynch & Co., whose fees will be paid by Acquiror, Acquiror has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         3.9 Representations Complete. None of the representations or warranties made by Acquiror or Merger Sub herein or in any Schedule hereto or certificate furnished by Acquiror or Merger Sub pursuant to this Agreement, or the Acquiror SEC Documents, when all such documents are read together in their entirety, contains or will contain at the Effective Time any untrue statement of a material fact, or omits or will omit at the Effective Time to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

                                   ARTICLE IV

                      CONDUCT PRIOR TO THE EFFECTIVE TIME
                      -----------------------------------

         4.1 Conduct of Business of Target. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, Target agrees (except to the extent expressly contemplated by this Agreement or as consented to in writing by Acquiror), to carry on its and its subsidiaries' business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, to pay and to cause its subsidiaries to pay debts and Taxes when due subject to good faith disputes over such debts or taxes, to pay or perform other obligations when due, and to use all reasonable efforts consistent with past practice and policies to preserve intact its and its subsidiaries' present business organizations, use its reasonable efforts consistent with past practice to keep available the services of its and its subsidiaries' present officers and key employees and use its reasonable efforts consistent with past practice to preserve its and its subsidiaries' relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it or its subsidiaries, to the end that its and its subsidiaries' goodwill and ongoing businesses shall be unimpaired at the Effective Time. Target agrees to use its best efforts to promptly notify Acquiror of any event or occurrence not in the ordinary course of its or its subsidiaries' business, and of any event which could reasonably be expected to have a Material Adverse Effect on

Target. Without limiting the foregoing, except as expressly contemplated by this Agreement, Target shall not do, cause or permit any of the following, or allow, cause or permit any of its subsidiaries to do, cause or permit any of the following, without the prior written consent of Acquiror:

                  a. Charter Documents. Cause or permit any amendments to its Articles of Incorporation or Bylaws;

                  b. Dividends; Changes in Capital Stock. Declare or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock except from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares in connection with any termination of service to it or its subsidiaries;

                  c. Stock Option Plans, Etc. Except as otherwise disclosed in the Target Disclosure Schedule, accelerate, amend or change the period of exercisability or vesting of options or other rights granted under its employee stock plans or director stock plans or authorize cash payments in exchange for any options or other rights granted under any of such plans;

                  d. Material Contracts. Except in connection with the Pre-Closing Asset Transaction, enter into any contract or commitment, or violate, amend or otherwise modify or waive any of the terms of any of its contracts, other than in the ordinary course of business consistent with past practice and in no event shall such contract, commitment, amendment, modification or waiver be in excess of $1,000,000;

                  e. Issuance of Securities. Issue, deliver or sell or authorize or propose the issuance, delivery or sale of, or purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities, other than the issuance of shares of its Common Stock pursuant to the exercise of stock options, warrants or other rights therefor outstanding as of the date of this Agreement and other than issuances under the Target ESPP in the ordinary course of business consistent with past practice;

                  f. Intellectual Property. Except in connection with the Pre-Closing Asset Transaction, transfer to any person or entity any rights to its Intellectual Property other than in the ordinary course of business consistent with past practice;

                  g. Exclusive Rights. Except in connection with the Pre-Closing Asset Transaction, enter into or amend any agreements pursuant to which any other party is granted exclusive marketing or other exclusive rights of any type or scope with respect to any of its products or technology;

                  h. Dispositions. Except in connection with the Pre-Closing Asset Transaction, sell, lease, license or otherwise dispose of or encumber any of its properties or assets which are material, individually or in the aggregate, to its and its subsidiaries' business, taken as a whole, except in the ordinary course of business consistent with past practice;

                  i. Indebtedness. Incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee any debt securities of others other than in the ordinary course of business consistent with past practice;

                  j. Leases. Enter into any operating lease other than in the ordinary course of business consistent with past practice;

                  k.  Payment of  Obligations.  Pay,  discharge or satisfy in an amount in excess of $10,000 in any one case or $100,000 in the aggregate, any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise) arising other than (i) in the ordinary course of business, other than the payment, discharge or satisfaction of liabilities reflected or reserved against in the Target Financial Statements, (ii) the payment of the transaction expenses associated with the transactions contemplated by this Agreement and the Pre-Closing Asset Transaction and (iii) in connection with the Pre-Closing Asset Transaction;

                  l.  Capital  Expenditures.   Make  any  capital  expenditures,
capital additions or capital improvements except in the ordinary course of business and consistent with past practice;

                  m. Insurance. Materially reduce the amount of any material insurance coverage provided by existing insurance policies;

                  n. Employee Benefit Plans; New Hires; Pay Increases. Adopt or amend any employee benefit or stock purchase or option plan, execute or amend any employment agreement with any of Target's officers (including Target's employment agreement with James Norrod), or hire any new director level or officer level employee, pay any special bonus or special remuneration to any employee or director, or increase the salaries or wage rates of its employees other than increases paid to its non-officer employees in the ordinary course of business consistent with past practice;

                  o. Severance Arrangements. Grant any severance or termination pay (i) to any director or officer or (ii) to any other employee except (A) payments made pursuant to written agreements outstanding on the date hereof which have been disclosed in the Target Disclosure Schedule or (B) grants which are made in the ordinary course of business in accordance with its standard past practice;

                  p. Lawsuits. Commence a lawsuit other than (i) for the routine collection of bills, (ii) in such cases where it in good faith determines that failure to commence suit would result in the material impairment of a valuable aspect of its business, provided that it consults with Acquiror prior to the filing of such a suit, or (iii) for a breach of this Agreement or the Confidentiality Agreement (as defined in Section 5.4);

                  q. Acquisitions. Acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to its and its subsidiaries' business, taken as a whole, or acquire or agree to acquire any equity securities of any corporation, partnership, association or business organization;

                  r. Taxes. Other than in the ordinary course of business or with respect to the matters set forth on the Target Disclosure Schedule, make or change any material election in respect of Taxes, adopt or change any accounting method in respect of Taxes, file any material Tax Return or any amendment to a material Tax Return, enter into any closing agreement, settle any claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes;

                  s. Notices. Target shall give all notices and other information required to be given to the employees of Target, any collective bargaining unit representing any group of employees of Target, and any applicable government authority under the WARN Act, the National Labor Relations Act, the Internal Revenue Code, the Consolidated Omnibus Budget Reconciliation Act, and other applicable law in connection with the transactions provided for in this Agreement;

                  t. Revaluation. Revalue any of its assets, including without limitation writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business; or

                  u. Other. Take or agree in writing or otherwise to take, any of the actions described in Sections 4.1(a) through (t) above, or any action which would make any of its representations or warranties contained in this Agreement untrue or incorrect or prevent it from performing or cause it not to perform its covenants hereunder.

Notwithstanding the express terms of this Section 4.1, nothing herein shall be interpreted so as to prohibit Target from taking any action with respect to the Purchased Assets, the Assumed Liabilities or the Business (as such terms are defined in the Asset Purchase Agreement) that would otherwise be contemplated or permitted with respect thereto under the terms of the Asset Purchase Agreement; provided, however, that Target agrees that it shall not seek to amend or waive, or consent to an amendment or waiver of, any provision of the Asset Purchase Agreement or the Preferred Stock Purchase and Noteholder Rights Agreement or any of the forms of agreement contemplated by such agreements without the prior written consent of Acquiror.

         4.2 No Solicitation. From and after the date hereof until the earlier of the Effective Time or the termination of this Agreement in accordance with
Article VII, Target and its subsidiaries and the officers, directors, employees or other agents of Target and its subsidiaries will not, directly or indirectly,
(i) take any action to solicit, initiate or encourage any Takeover Proposal (defined below) or (ii) subject to the terms of the immediately following sentence, engage in negotiations with, or disclose any nonpublic information relating to Target or any of it subsidiaries to, or afford access to the properties, books or records of Target or any of its subsidiaries to, any person that has advised Target that it may be considering making, or that has made, a Takeover Proposal; provided, nothing herein shall prohibit Target's Board of Directors from taking and disclosing to Target's shareholders a position with respect to a tender offer pursuant to Rules 14d-9 and 14e-2 promulgated under the Exchange Act. Notwithstanding the immediately preceding sentence, if an unsolicited Takeover Proposal, or an unsolicited written expression of interest that can reasonably be expected to lead to a Takeover Proposal, shall be received by the Board of Directors of Target, then, to the extent the Board of Directors of Target believes in good faith (after consultation with its financial advisor) that such Takeover Proposal would, if consummated, result in a transaction more favorable to Target's shareholders from a financial point of view than the transaction contemplated by the Agreement (any such more favorable Takeover Proposal being referred to in this Agreement as a "Superior Proposal") and the Board of Directors of Target determines in good faith after consultation with outside legal counsel that it would be inconsistent with the Board of Directors' fiduciary duties to shareholders under applicable law, Target and its officers, directors, employees, investment bankers, financial advisors, attorneys, accountants and other representatives retained by it may furnish in connection therewith information and take such other actions as are consistent with the fiduciary obligations of Target's Board of Directors, and such actions shall not be considered a breach of this Section 4.2 or any other provisions of this Agreement, provided that in each such event Target notifies Acquiror of such determination by the Target Board of Directors and provides Acquiror with a true and complete copy of the Superior Proposal received from such third party, if the Superior Proposal is in writing, or a complete written summary thereof, if it is not in writing, and provides Acquiror with all documents containing or referring to non-public information of Target that are supplied to such third party; provided, further, that (A) the Board of Directors of Target has determined, with the advice of Target's investment bankers, that such third party is capable of making a Superior Proposal upon satisfactory completion of such third party's review of the information supplied by Target, (B) the third party has stated that it intends to make a Superior Proposal, (C) Target may not provide any non-public information to any such third party if it has not prior to the date thereof provided such information to Acquiror or Acquiror's representatives, and (D) Target provides such non-public information pursuant to a non-disclosure agreement substantially the same as or otherwise at least as restrictive on such third party as the Confidentiality Agreement is on Acquiror; provided, however, that Target shall not, and shall not permit any of its officers, directors, employees or other representatives to agree to or endorse any Takeover Proposal unless Target shall have terminated this Agreement pursuant to Section 7.1(e) and paid Acquiror all amounts payable to Acquiror pursuant to Section 7.3(b). Target will promptly notify Acquiror after receipt of any Takeover Proposal or any notice that any person is considering making a Takeover Proposal or any request for non-public information relating to Target or any of its subsidiaries or for access to the properties, books or records of Target or any of its subsidiaries by any person that has advised Target that it may be considering making, or that has made, a Takeover Proposal and will keep Acquiror fully informed of the status and details of any such Takeover Proposal notice, request or any correspondence or communications related thereto and shall provide Acquiror with a true and complete copy of such Takeover Proposal notice or request or correspondence or communications related thereto, if it is in writing, or a complete written summary thereof, if it is not in writing. For purposes of this Agreement,

"Takeover Proposal" means any offer or proposal for, or any indication of interest in, a merger or other business combination involving Target or any of its subsidiaries or the acquisition of any significant equity interest in, or a significant portion of the assets of, Target or any of its subsidiaries, other than the transactions contemplated by this Agreement. Neither the execution by Target of the Asset Purchase Agreement nor the consummation of the Pre-Closing Asset Transaction nor the disclosure of information regarding Target to the Acquiror under the Asset Purchase Agreement shall be deemed to be a breach of this Section 4.2.

                                    ARTICLE V

                             ADDITIONAL AGREEMENTS
                             ---------------------

         5.1 Proxy Statement. As promptly as practicable after the execution of this Agreement, Target and Acquiror shall prepare, and Target shall file with the SEC, preliminary proxy materials relating to the approval of the Merger and the transactions contemplated hereby by the shareholders of Target and, as promptly as practicable following receipt of SEC comments thereon, Target shall file with the SEC definitive proxy materials which comply in form with applicable SEC requirements. Target will notify Acquiror promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Proxy Statement or any other filing or for additional information and will supply Acquiror with copies of all correspondence between Target or any of its representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the Proxy Statement or other filing. The Proxy Statement and the other filings shall comply in all material respects with all applicable requirements of law. Whenever any event occurs that is required to be set forth in an amendment or supplement to the Proxy Statement or any other filing, Target shall promptly inform Acquiror of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to shareholders of Target, such amendment or supplement. Subject to the provisions of Section 4.2, the Proxy Statement shall include the recommendation of the Board of Directors of Target in favor of the Merger; provided that such recommendation may not be included or may be withdrawn if previously included if Target's Board of Directors believes in good faith that a Superior Proposal has been made and, upon written advice of its outside legal counsel, shall determine that to include such recommendation or not withdraw such recommendation if previously included would constitute a breach of the Board's fiduciary duty under applicable law.

         5.2 Meeting of Shareholders. Target shall promptly after the date hereof take all action necessary in accordance with California Law and its Articles of Incorporation and Bylaws to convene the Target Shareholders Meeting within 45 days of the filing of the definitive proxy materials. Target shall consult with Acquiror regarding the date of the Target Shareholders Meeting and use all reasonable efforts and shall not postpone or adjourn (other than for the absence of a quorum) the Target Shareholders Meeting without the consent of Acquiror. Subject to Section 5.1, Target shall use its best efforts to solicit from shareholders of Target proxies in favor of the Merger and shall take all other action necessary or advisable to secure the vote or consent of shareholders required to effect the Merger.

         5.3  Access to Information.

                  a. Target shall afford Acquiror and its accountants, counsel and other representatives, upon reasonable advance notice, reasonable access during normal business hours during the period prior to the Effective Time to
(i) all of Target's and its subsidiaries' properties, books, contracts, commitments and records, and (ii) all other information concerning the business, properties and personnel of Target and its subsidiaries as Acquiror may reasonably request.

Target agrees to provide to Acquiror and its accountants, counsel and other representatives copies of internal financial statements promptly upon request.

                  b. Subject to compliance with applicable law, from the date hereof until the Effective Time, each of Acquiror and Target shall confer on a regular and frequent basis with one or more representatives of the other party to report operational matters of materiality and the general status of ongoing operations.

                  c. No information or knowledge obtained in any investigation pursuant to this Section 5.3 shall affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

         5.4 Confidentiality. The parties acknowledge that each of Acquiror and Target have previously executed a non-disclosure agreement dated May 29, 1996, as amended on June 6, 1996 (as amended, the "Confidentiality Agreement"), which Confidentiality Agreement shall continue in full force and effect in accordance with its terms.

         5.5 Public Disclosure. Unless otherwise permitted by this Agreement, Acquiror and Target shall consult with each other before issuing any press release or otherwise making any public statement or making any other public (or non-confidential) disclosure (whether or not in response to an inquiry) regarding the terms of this Agreement and the transactions contemplated hereby, and neither shall issue any such press release or make any such statement or disclosure without the prior approval of the other (which approval shall not be unreasonably withheld), except as may be required by law or by obligations pursuant to any listing agreement with any national securities exchange or with the NASD.

         5.6  Consents; Cooperation.

                  a. Each of Acquiror and Target shall promptly apply for or otherwise seek, and use its reasonable efforts to obtain, all consents and approvals required to be obtained by it for the consummation of the Merger, including those required under HSR, and shall use its reasonable efforts to obtain all necessary consents, waivers and approvals under any of its material contracts in connection with the Merger for the assignment thereof or otherwise. The parties hereto will consult and cooperate with one another, and consider in good faith the views of one another, in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with proceedings under or relating to HSR or any other federal or state antitrust or fair trade law.

                  b. Each of Acquiror and Target shall use all reasonable efforts to resolve such objections, if any, as may be asserted by any Governmental Entity with respect to the transactions contemplated by this Agreement under HSR, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other Federal, state or foreign statutes, rules, regulations, orders or decrees that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade (collectively,

"Antitrust Laws"). In connection therewith, if any administrative or judicial action or proceeding is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement as violative of any Antitrust Law, each of Acquiror and Target shall cooperate and use all reasonable efforts vigorously to contest and resist any such action or proceeding and to have vacated, lifted, reversed, or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent (each an "Order"), that is in effect and that prohibits, prevents, or restricts consummation of the Merger or any such other transactions, unless by mutual agreement Acquiror and Target decide that litigation is not in their respective best interests. Notwithstanding the provisions of the immediately preceding sentence, it is expressly understood and agreed that neither Acquiror nor Target shall have an obligation to litigate or contest any administrative or judicial action or proceeding or any Order beyond November 30, 1996. Each of Acquiror and Target shall use all reasonable efforts to take such action as may be required to cause the expiration of the notice periods under the HSR or other Antitrust Laws with respect to such transactions as promptly as possible after the execution of this Agreement.

                  c. Notwithstanding anything to the contrary in Section 5.6(a) or (b), (i) neither Acquiror nor any of it subsidiaries shall be required to divest any of their respective businesses, product lines or assets, or to take or agree to take any other action or agree to any limitation that could reasonably be expected to have a Material Adverse Effect on Acquiror or of Acquiror combined with the Surviving Corporation after the Effective Time or
(ii) neither Target nor its subsidiaries shall be required to divest any of their respective businesses, product lines or assets, or to take or agree to take any other action or agree to any limitation that could reasonably be expected to have a Material Adverse Effect on Target.

         5.7  Other Operational Covenants.

                  a. Target agrees to use reasonable efforts to ensure that on the Closing Date its cash and cash equivalents balance equals or exceeds $3,500,000.

                  b. Target agrees to use in the period prior to the Effective Time reasonable efforts to meet the product development schedule for its MICA products that has been previously disclosed to Acquiror. In connection therewith, Target shall promptly notify Acquiror in the event Target shall experience any material delays in the product development schedule or if any material issues with respect to the technology used in the MICA products shall arise prior to the Effective Time.

         5.8 Legal Requirements. Each of Acquiror, Merger Sub and Target will, and will cause their respective subsidiaries to, take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on them with respect to the consummation of the transactions contemplated by this Agreement and will promptly cooperate with and furnish information to any party hereto necessary in connection with any such requirements imposed upon such other party in connection with the consummation of the transactions contemplated by this Agreement and will take all reasonable actions necessary to obtain (and will cooperate with the other parties hereto in obtaining) any consent, approval, order or authorization of, or any registration, declaration or filing with, any Governmental Entity or other person, required to be obtained or made in connection with the taking of any action contemplated by this Agreement. Each of Acquiror and Target further agrees to notify the other promptly of the receipt of any comments from any government officials for amendments or supplements to any filing or for additional information and will supply the other with copies of all correspondence between such company or any of its representatives, on the one hand, and the government officials, on the other hand, with respect to such filing. All filings shall comply in all material respects with all applicable requirements of law. Whenever any event occurs which is required to be set forth in an amendment or supplement to any such filing, Acquiror or Target, as the case may be, shall promptly inform the other of such occurrence and cooperate in filing with the government officials.

         5.9  Employee Benefit Plans.

                  a. Each option outstanding at the Effective Time under the Target Stock Option Plans shall, to the extent exercisable at that time for vested shares of Target Common Stock (including any shares which, in accordance with the provisions of those Plans or the Employment Agreements listed in
Schedule 2.14, vest on an accelerated basis in connection with the Merger), be cancelled, and the holder of each such cancelled option shall be entitled to receive a cash sum per vested share of Target Common Stock subject to the cancelled option equal to the Merger Consideration payable per share of Target Common Stock less the exercise price per share of Target Common Stock in effect under that option immediately prior to the Effective Time. Each option outstanding at the Effective Time under the 1995 Plan which is held by an employee of Target who shall continue his or her employment with Target following the Effective Time shall, to the extent that option is not at such time exercisable for vested shares of Target Common Stock, be assumed by Acquiror and converted into an option to purchase shares of Acquiror Common Stock in accordance with the procedure set forth in Section 5.9(b) below. Each option outstanding at the Effective Time under the 1995 Plan which is held by an employee of Target who shall transfer employment directly from Target to Telebit (Newco) Inc. following the Effective Time shall, to the extent that option is not at such time exercisable for vested shares of Target Common Stock, be treated in the manner determined by Telebit (Newco) Inc., and Acquiror shall, upon written receipt of notice from Telebit (Newco) Inc. as to such manner of treatment, take all reasonable ministerial action necessary to effect any required allocation of outstanding options under the 1995 Plan between those options assumed by Acquiror and any options to be assumed by Newco. All other options outstanding at the Effective Time under the Target Option Plans shall, to the extent not exercisable for vested shares of Target Common Stock at that time, terminate and cease to be outstanding at the Effective Time and shall not be assumed by either Acquiror or Newco. Schedule 5.9 hereto sets forth a true and complete list as of the date hereof of (i) all holders of outstanding options under the Target Stock Option Plans, specifically identifying those holders whose employment with Target is presently anticipated to continue following the Effective Time, (ii) the number of shares of Target capital stock subject to each such option, (iii) the exercise or vesting schedule in effect for that option, (iv) the exercise price payable per share of Target Common Stock and (v) the term of each such option. On the Closing Date, Target shall, in cooperation with Acquiror, deliver to Acquiror an updated Schedule 5.9 hereto current as of such date.

                  b. Each outstanding option under the 1995 Plan which is to be assumed by Acquiror under Section 5.9(a) shall continue to have, and be subject to, the same terms and conditions in effect for that option immediately prior to the Effective Time, except for the following adjustments to reflect the Merger
Consideration:

                           (i) the number of whole shares of Acquiror Common Stock subject to that option shall be determined by multiplying the number of unvested shares of Target Common Stock subject to that option immediately prior to the Effective Time by a fraction the numerator of which is the Merger Consideration payable per share of Target Common Stock and the denominator of which is the average of the closing selling prices per share of Acquiror Common Stock for the five trading days ending with the second trading day immediately preceding the Closing Date and then rounding that number down to the nearest whole number of shares of Acquiror Common Stock, and


                           (ii) the per share exercise price for the shares of Acquiror Common Stock issuable upon exercise of each such assumed option shall be determined by multiplying the exercise price per share of Target Common Stock at which such option is exercisable immediately prior to the Effective Time by a fraction the numerator of which is the average of the closing selling prices per share of Acquiror Common Stock for the five trading days ending with the second trading day immediately preceding the Closing Date and the denominator of which is the Merger Consideration payable per share of Target Common Stock and then rounding that dollar amount up to the nearest whole cent.


                  Consistent with the terms of the Target Stock Option Plans and the documents governing the outstanding options under those Plans, the Merger shall not result in the termination of any outstanding options under the 1995 Plan which are so assumed by Acquiror or accelerate the exercisability or vesting of those assumed options or the shares of Acquiror Common Stock which will be subject to those options upon the Acquiror's assumption of the options in the Merger. It is the intention of the parties that the options so assumed by Acquiror qualify following the Effective Time as incentive stock options as defined in Section 422 of the Code to the extent such options qualified as incentive stock options prior to the Effective Time. Within 10 business days after the Effective Time, Acquiror will issue to each person who, immediately prior to the Effective Time is a holder of an outstanding option under the 1995 Plan which is to be assumed by Acquiror hereunder a document in form and substance satisfactory to Target evidencing the foregoing assumption of such option by Acquiror.

                  c. Outstanding purchase rights under the Target ESPP shall be exercised upon the earlier of (i) the next scheduled purchase date under the Target ESPP or (ii) immediately prior to the Effective Time, and each participant in the Target ESPP shall accordingly be issued shares of Target Common Stock at that time which shall automatically be converted at the Effective Time into the right to receive the Merger Consideration payable per share of Target Common Stock in the Merger. The Target ESPP shall terminate with such exercise date, and no purchase rights shall be subsequently granted or exercised under the Target ESPP. Target employees who meet the eligibility requirements for participation in the Acquiror Employee Stock

Purchase Plan shall be eligible to begin payroll deductions under that plan as of the start date of the first offering period thereunder beginning at least thirty (30) days after the Effective Time.

         5.10 Form S-8. Acquiror agrees to file, no later than thirty (30) days after the Closing, a registration statement on Form S-8 covering the shares of Acquiror Common Stock issuable pursuant to outstanding options under the 1995 Plan assumed by Acquiror. Target shall cooperate with and assist Acquiror in the preparation of such registration statement.

         5.11  Option  Agreement.   Concurrently  with  the  execution  of  this
Agreement, Target shall deliver to Acquiror an executed Option Agreement in the form of Exhibit C attached hereto.

         5.12 Nasdaq Quotation. Target agrees to continue the quotation of Target Common Stock on the Nasdaq National Market during the term of the Agreement so that, to the extent necessary, appraisal rights will not be available to shareholders of Target under Sections 1300 et seq. of the California Law.

         5.13 Indemnification.

                  a. After the Effective Time, Acquiror will, and will cause the Surviving Corporation to, indemnify and hold harmless the present and former officers, directors, employees and agents of Target (the "Indemnified Parties") in respect of acts or omissions occurring on or prior to the Effective Time to the extent permitted by law and to the extent provided under Target's Articles of Incorporation and Bylaws or any indemnification agreement with Target officers and directors to which Target is a party, in each case in effect on the date hereof; provided that such indemnification shall be subject to any limitation imposed from time to time under applicable law. Without limitation of the foregoing, in the event any such Indemnified Party is or becomes involved in any capacity in any action, proceeding or investigation in connection with any matter relating to this Agreement or the transactions contemplated hereby occurring on or prior to the Effective Time, Acquiror shall, or shall cause the Surviving Corporation to, pay as incurred such Indemnified Party's reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith.


                  b. For four years after the Effective Time, Acquiror will either (i) at all times maintain at least $500,000,000 in cash, marketable securities and unrestricted lines of credit to be available to indemnify the Indemnified Parties in accordance with Section 5.13(a) above (but such amount shall not be construed as a limitation of any such indemnification), or (ii) cause the Surviving Corporation to use its best efforts to provide officers' and directors' liability insurance in respect of acts or omissions occurring on or prior to the Effective Time covering each such person currently covered by Target's officers' and directors' liability insurance policy on terms substantially similar to those of such policy in effect on the date hereof, provided that in satisfying its obligation under this Section, Acquiror shall not be obligated to cause the Surviving Corporation to pay premiums in excess of 150% of the amount per annum Target paid in its last full fiscal year, which amount has been disclosed to Acquiror, and if the Surviving Corporation is unable to obtain the insurance required by this Section 5.13, it shall obtain as much comparable insurance as possible for an annual premium equal to such maximum amount.

                  c. To the extent there is any claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time) against an Indemnified Party that arises out of or pertains to any action or omission in his or her capacity as a director, officer, employee, fiduciary or agent of Target occurring prior to the Effective Time, or arises out of or pertains to the transactions contemplated by this Agreement for a period of four years after the Effective Time (whether arising before or after the Effective Time), such Indemnified Party shall be entitled to be represented by counsel and following the Effective Time (i) any counsel retained by the Indemnified Parties shall be reasonably satisfactory to the Surviving Corporation and Acquiror, (ii) the Surviving Corporation and Acquiror shall pay the reasonable fees and expenses of such counsel, promptly after statements therefor are received and (iii) the Surviving Corporation and Acquiror will cooperate in the defense of any such matter; provided, however, that neither the Surviving Corporation nor Acquiror shall be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld); and provided, further, that, in the event that any claim or claims for indemnification are asserted or made within such four-year period, all rights to indemnification in respect of any such claim or claims shall continue until the disposition of any and all such claims. The Indemnified Parties as a group may retain only one law firm (in addition to local counsel) to represent them with respect to any single action unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties.


                  d. The provisions of this Section 5.13 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and representatives.


         5.14 Best Efforts and Further Assurances. Each of the parties to this Agreement shall use its best efforts to effectuate the transactions contemplated hereby and to fulfill and cause to be fulfilled the conditions to closing under this Agreement. Each party hereto, at the reasonable request of another party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.



                                   ARTICLE VI

                            CONDITIONS TO THE MERGER
                            ------------------------

         6.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to this Agreement to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, by agreement of all the parties hereto:

                  a. Shareholder Approval. This Agreement and the Merger shall have been approved and adopted by the requisite vote of the shareholders of Target under California Law.

                  b. Proxy Statement. The SEC shall have approved the Proxy Statement prior to Target's distribution of the Proxy Statement to its shareholders. No stop order suspending the distribution or use of the Proxy Statement or any part thereof shall have been issued and no proceeding for that purpose, shall have been initiated or threatened by the SEC; and all requests for additional information on the part of the SEC shall have been complied with to the reasonable satisfaction of the parties hereto.

                  c. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending; nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger, which makes the consummation of the Merger illegal or prevents or prohibits the Merger. In the event an injunction or other order shall have been issued, each party agrees to use its reasonable diligent efforts to have such injunction or other order lifted.

                  d. Governmental Approval. Acquiror, Target and Merger Sub and their respective subsidiaries shall have timely obtained from each Governmental Entity all approvals, waivers and consents, if any, necessary for consummation of or in connection with the Merger and the several transactions contemplated hereby, including such approvals, waivers and consents as may be required under the Securities Act, under state Blue Sky laws, and under HSR.

         6.2 Additional Conditions to Obligations of Target. The obligations of Target to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, by
Target:

                  a. Representations, Warranties and Covenants. (i) The representations and warranties of Acquiror and Merger Sub in this Agreement shall be true and correct in all material respects on and as of the Effective Time as though such representations and warranties were made on and as of such time and (ii) Acquiror and Merger Sub shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by them as of the Effective Time.

                  b. Certificate of Acquiror. Target shall have been provided with a certificate executed on behalf of Acquiror by its President and its Chief Financial Officer to the effect that, as of the Effective Time:

                           (i)  all   representations  and  warranties  made  by
        Acquiror and Merger Sub under this Agreement are true and complete in all material respects; and

                           (ii) all covenants, obligations and conditions of this Agreement to be performed by Acquiror and Merger Sub on or before such date have been so performed in all material respects.

         6.3 Additional Conditions to the Obligations of Acquiror and Merger Sub. The obligations of Acquiror and Merger Sub to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, by Acquiror:

                  a. Representations, Warranties and Covenants. (i) The representations and warranties of Target in this Agreement shall be true and correct in all material respects on and as of the Effective Time as though such representations and warranties were made on and as of such time and (ii) Target shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by it as of the Effective Time.

                  b. Certificate of Target. Acquiror shall have been provided with a certificate executed on behalf of Target by its President and Chief Financial Officer to the effect that, as of the Effective Time:

                           (i) all representations and warranties made by Target under this Agreement are true and complete in all material respects; and

                           (ii) all covenants, obligations and conditions of this Agreement to be performed by Target on or before such date have been so performed in all material respects.

                  c. Third Party Consents. Acquiror shall have been furnished with evidence satisfactory to it of the consent or approval of those persons whose consent or approval shall be required in connection with the Merger under any material contract of Target or any of its subsidiaries or otherwise (after giving effect to the transactions contemplated by the Asset Purchase Agreement), except where the failure to obtain such consent would not have a Material Adverse Effect on Target.

                  d. Injunctions or Restraints on Conduct of Business. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint provision materially limiting or restricting Acquiror's conduct or operation of the business of Target and its subsidiaries following the Merger (after giving effect to the transactions contemplated by the Asset Purchase Agreement) shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other Governmental Entity, domestic or foreign, seeking the foregoing be pending.

                  e. No Material Adverse Changes. There shall not have occurred any material adverse change in the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, operations, results of operations or prospects of Target and its subsidiaries, taken as a whole; provided, however, that a material adverse change for purposes of this Section 6.3(e) with respect to Target shall not include any adverse effect on the revenues or gross margins of Target (or the direct consequences thereof) following the date of this Agreement which is attributable to a delay of, reduction in or cancellation or change in the terms of product orders by customers of Target. In the event of any litigation regarding the foregoing provision Target shall be required to sustain the burden of reasonably demonstrating that any such delay, reduction, cancellation or change is directly attributable to the transactions contemplated by this Agreement.

                  f. Employment Agreements. The employees of Target set forth on
Schedule 6.3 shall have accepted employment with Acquiror and shall have entered into an employment agreements with Acquiror, in form and substance reasonably satisfactory to Acquiror, and such agreements shall remain in full force and effect (with such condition being subject to the further condition that in its negotiations regarding employment with such employees of Target, Acquiror shall offer such employees a total compensation package no less favorable to the employee than the total compensation package presently being offered under the terms of such employee's present employment with Target).

                  g. Asset Sale. The "Closing" contemplated by the Asset Purchase Agreement shall have occurred.


                                   ARTICLE VII

                       TERMINATION, AMENDMENT AND WAIVER
                       ---------------------------------

         7.1 Termination. At any time prior to the Effective Time, whether before or after approval of the matters presented in connection with the Merger by the shareholders of Target, this Agreement may be terminated:

                  a. by mutual consent duly authorized by the Board of Directors of Acquiror and Target;

                  b. by either Acquiror or Target, if, without fault of the terminating party, the Closing shall not have occurred on or before December 31, 1996 (or such later date as may be agreed upon in writing by the parties hereto);

                  c. by Acquiror, if (i) Target shall breach any of its representations, warranties or obligations hereunder and such breach shall not have been cured within ten business days of receipt by Target of written notice of such breach, (ii) the Board of Directors of Target shall have withdrawn or modified its recommendation of this Agreement or the Merger in a manner adverse to Acquiror or shall have resolved to do any of the foregoing, or (iii) for any reason Target fails to call and hold the Target Shareholders Meeting by November 15, 1996;

                  d. by Target, if Acquiror shall breach any of its representations, warranties or obligations hereunder and such breach shall not have been cured within ten days following receipt by Acquiror of written notice of such breach;

                  e. by either Acquiror or Target if a Trigger Event (as defined in Section 7.3(f)) or Takeover Proposal shall have occurred and the Board of Directors of Target in connection therewith, after consultation with its legal counsel, withdraws or modifies its approval and recommendation of this Agreement and the transactions contemplated hereby in a manner adverse to Acquiror after determining that to cause Target to proceed with the transactions contemplated hereby would not be consistent with the Board of Directors' fiduciary duty to the shareholders of Target; or

                  f. by either Acquiror or Target if (i) any permanent injunction or other order of a court or other competent authority preventing the consummation of the Merger shall have become final and nonappealable or (ii) if any required approval of the shareholders of Target shall not have been obtained by reason of the failure to obtain the required vote upon a vote held at a duly held meeting of shareholders or at any adjournment thereof.

         7.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Acquiror, Merger Sub or Target or their respective officers, directors, shareholders or affiliates, except to the extent that such termination results from the breach by a party hereto of any of its representations, warranties or covenants set forth in this Agreement; provided that, the provisions of Section 5.4 (Confidentiality), Section 7.3 (Expenses and Termination Fees) and this Section
7.2 shall remain in full force and effect and survive any termination of this Agreement.

         7.3  Expenses and Termination Fees.

                  a. Subject to  subsections  (b), (c), (d), (e) and (i) of this
Section 7.3, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby (including, without limitation, the fees and expenses of its advisers, accountants and legal counsel) shall be paid by the party incurring such expense, except that expenses incurred in connection with printing the Proxy Statement, filing fees incurred in connection with the Proxy Statement and fees shall be shared equally by Target and Acquiror.

                  b. In the event that (i) either Acquiror or Target shall terminate this Agreement pursuant to Section 7.1(e), (ii) either Acquiror or Target shall terminate this Agreement pursuant to Section 7.1(f)(ii) following a failure of the shareholders of Target to approve this Agreement and, prior to the time of the meeting of Target's shareholders, there shall have been (A) a Trigger Event or (B) a Takeover Proposal, which at the time of the meeting of Target's shareholders shall not have been rejected by Target, or (iii) Acquiror shall terminate this Agreement pursuant to Section 7.1(c)(iii) and, prior thereto, there shall have been (A) a Trigger Event or (B) a Takeover Proposal, which shall not have been rejected by Target, then Target shall immediately reimburse Acquiror for all of the out-of-pocket costs and expenses incurred by Acquiror in connection with this Agreement and the transactions contemplated hereby (including, without limitation, the fees and expenses of its advisors, accountants and legal counsel) up to an aggregate amount not in excess of $1,000,000, and, in addition, Target shall promptly pay to Acquiror the sum of $8,000,000.

                  c. In the event that (i) either Acquiror or Target shall terminate this Agreement pursuant to Section 7.1(f)(ii) following a failure of the shareholders of Target to approve this Agreement and prior to the time of the meeting of Target's shareholders, there shall have been (A) a Trigger Event or (B) a Takeover Proposal, which at the time of the meeting of Target's shareholders shall have been (x) rejected by Target and (y) not withdrawn by the third party, or (ii) Acquiror shall terminate this Agreement pursuant to Section 7.1(c)(iii) and, prior thereto, there shall have been (A) a Trigger Event or (B) a Takeover Proposal, which shall have been rejected by Target, Target shall immediately reimburse Acquiror for all of the out-of-pocket costs and expenses incurred by Acquiror in connection with this Agreement and the transactions contemplated hereby (including, without limitation, the fees and expenses of its advisors, accountants and legal counsel) up to an aggregate amount not in excess of $1,000,000, and, in addition, Target shall promptly pay to Acquiror the sum of $3,000,000; and, in the event any Takeover Proposal or Trigger Event is consummated (as defined in Section 7.3(h)(i)) within six months of the later of
(x) such termination of this Agreement and (y) the payment of the above-described expenses, Target shall promptly pay Acquiror the additional sum of $5,000,000.

                  d. In the event that either Acquiror or Target shall terminate this Agreement pursuant to Section 7.1(f)(ii) following a failure of the shareholders of Target to approve this Agreement and, prior to the time of the meeting of Target's shareholders, there shall have been (A) a Trigger Event or
(B) a Takeover Proposal (as defined in Section 7.3(g)(ii)), which at the time of the meeting of Target's shareholders shall have been (x) rejected by Target and
(y) withdrawn by the third party, Target shall immediately reimburse Acquiror for all of the out-of-pocket costs and expenses incurred by Acquiror in connection with this Agreement and the transactions contemplated hereby (including, without limitation, the fees and expenses of its advisors, accountants and legal counsel) up to an aggregate amount not in excess of $1,000,000, and, in addition, in the event any Takeover Proposal or Trigger Event is consummated (as defined in Section 7.3(h)(ii)) within seven months of the later of (x) such termination of this Agreement and (y) the payment of the above-described expenses, Target shall promptly pay to Acquiror the additional sum of $8,000,000.

                  e. Except as otherwise contemplated by this Section 7.3, In the event that (i) Acquiror shall terminate this Agreement pursuant to Section 7.1(c) or (ii) Acquiror shall terminate this Agreement pursuant to Section 7.1(f)(ii), Target shall promptly reimburse Acquiror for all of the out-of-pocket costs and expenses incurred by Acquiror in connection with this Agreement and the transactions contemplated hereby (including, without limitation, the fees and expenses of its advisors, accountants and legal counsel) up to an aggregate amount not in excess of $1,000,000.

                  f. As used herein, a "Trigger Event" shall occur if any Person acquires securities representing 20% or more, or commences a tender or exchange offer following the successful consummation of which the offeror and its affiliate would beneficially own securities representing 20% or more, of the voting power of Target; provided, however, a Trigger Event shall not be deemed to include the acquisition by any Person of securities representing 20% or more of Target if such Person has acquired such securities not with the purpose nor with the effect of changing or influencing the control of Target, nor in connection with or as a participant in any transaction having such purpose or effect, including without limitation not in connection with such Person (i) making any public announcement with respect to the voting of such shares at any meeting to consider any merger, consolidation, sale of substantial assets or other business combination or extraordinary transaction involving Target, (ii) making, or in any way participating in, any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A under the Securities Exchange Act) to vote any voting securities of Target (including, without limitation, any such solicitation subject to Rule 14a-11 under the Securities Exchange Act) or seeking to advise or influence any Person with respect to the voting of any voting securities of Target, directly or indirectly, relating to a merger or other business combination involving Target or the sale or transfer of any material assets (excluding the sale or disposition of assets in the ordinary course of business) of Target, (iii) forming, joining or in any way participating in any "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act with respect to any voting securities of Target, directly or indirectly, relating to a merger or other business combination involving Target or the sale or transfer of any material assets (excluding the sale or disposition of assets in the ordinary course of business) of Target, or
(iv) otherwise acting, alone or in concert with others, to seek control of Target or to seek to control or influence the management or policies of Target.

                  g. (i) As used in Section 7.3(b) and 7.3(c), "Takeover Proposal" shall occur if there is an offer or proposal for, or any indication of interest in (where such indication of interest has been disclosed publicly), a merger or other business combination involving Target or the acquisition of 20% or more of the outstanding shares of capital stock of Target or the sale or transfer of any material assets (excluding the sale or disposition of assets in the ordinary course of business) of Target, or any of its subsidiaries, other than transactions contemplated by this Agreement or the transactions associated with the Pre-Closing Asset Transaction.

                      (ii) As used in Section 7.3(d), "Takeover Proposal" shall occur if there is an offer or proposal for, or any indication of interest in (where such indication of interest has been disclosed publicly), a merger or other business combination involving Target or the acquisition of 40% or more of the outstanding shares of capital stock of Target or the sale or transfer of any material assets (excluding the sale or disposition of assets in the ordinary course of business) of Target, or any of its subsidiaries, other than transactions contemplated by this Agreement or the transactions associated with the Pre-Closing Asset Transaction.

                  h. (i) For purposes of Section 7.3(c) above, (A) "consummation" of a Takeover Proposal shall occur on the date a written agreement is entered into with respect to a merger or other business combination involving Target or the acquisition of 20% or more of the outstanding shares of capital stock of Target, or sale or transfer of any material assets (excluding the sale or disposition of assets in the ordinary course of business and the transactions associated with the Pre-Closing Asset Transaction) of Target or any of its subsidiaries and (B) "consummation" of a Trigger Event shall occur on the date any Person or any of its affiliates or associates would beneficially own securities representing 20% or more of the voting power of Target following a tender or exchange offer.

                      (ii) For purposes of Section 7.3(d) above, (A) "consummation" of a Takeover Proposal shall occur on the date a written agreement is entered into with respect to a merger or other business combination involving Target or the public announcement of the initiation of such a merger or business combination or the acquisition of 40% or more of the outstanding shares of capital stock of Target, or any sale or transfer of any material assets (excluding the sale or disposition of assets in the ordinary course of business and the transactions associated with the Pre-Closing Asset Transaction) of Target and (B) "consummation" of a Trigger Event shall occur on the date (x) any Person or any of its affiliates or associates would beneficially own securities representing 20% or more of the voting power of Target following a tender or exchange or (y) Target files a
         Schedule 14D-9 with the SEC recommending that the Target security holders accept the tender offer.

                  i. In the event that Target shall terminate this Agreement pursuant to Section 7.1(d), Acquiror shall promptly reimburse Target for all of the out-of-pocket costs and expenses incurred by Target in connection with this Agreement and the transactions contemplated hereby (including without limitation the fees and expenses of its advisors, accountants and legal counsel) up to an aggregate amount not in excess of $1,000,000.

         7.4 Amendment. The boards of directors of the parties hereto may cause this Agreement to be amended at any time by execution of an instrument in writing signed on behalf of each of the parties hereto; provided that an amendment made subsequent to adoption of the Agreement by the shareholders of Target or Merger Sub shall not (i) alter or change the amount or kind of consideration to be received on conversion of the Target Common Stock, (ii) alter or change any term of the Articles of Incorporation of the Surviving Corporation to be effected by the Merger, or (iii) alter or change any of the terms and conditions of the Agreement if such alteration or change would adversely affect the holders of Target Common Stock or Merger Sub Common Stock.

         7.5 Extension; Waiver. At any time prior to the Effective Time any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                  ARTICLE VIII

                               GENERAL PROVISIONS
                               ------------------


         8.1 Non-Survival at Effective Time. The representations, warranties and agreements set forth in this Agreement shall terminate at the Effective Time, except that the agreements set forth in Article I, Section 5.4 (Confidentiality), 5.9 (Employee Benefit Plans), 5.10 (Form S-8), 5.14 (Best Efforts and Further Assurances), 7.3 (Expenses and Termination Fees), 7.4 (Amendment), and this Article VIII shall survive the Effective Time.


         8.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with confirmation of receipt) to the parties at the following address (or at such other address for a party as shall be specified by like notice):

                  a.       if to Acquiror or Merger Sub, to:

                           Cisco Systems, Inc.
                           170 West Tasman Drive
                           San Jose, California 95134
                           Attention:   President
                           Facsimile No.:  (408) 526-4100
                           Telephone No.:  (408) 526-4000

                           with a copy to:

                           Brobeck, Phleger & Harrison LLP
                           Two Embarcadero Place
                           2200 Geng Road
                           Palo Alto, California 94303
                           Attention:  Edward M. Leonard, Esq.
                           Facsimile No.:  (415) 496-2885
                           Telephone No.:  (415) 424-0160

                  b.       if to Target, to:

                           Telebit Corporation
                           One Executive Drive
                           Chelmsford, Massachusetts 01824
                           Attention:  Brian D. Cohen
                           Facsimile No.:  (508) 656-9304
                           Telephone No.:  (508) 441-2181
                           with a copy to:

                           Testa, Hurwitz & Thibeault, LLP
                           High Street Tower
                           125 High Street
                           Boston, Massachusetts 02110
                           Attention:  William J. Schnoor, Jr.
                           Facsimile No.:  (617) 248-7100
                           Telephone No.:  (617) 248-7000

         8.3 Interpretation. When a reference is made in this Agreement to Exhibits or Schedules, such reference shall be to an Exhibit or Schedule to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available. The phrases "the date of this Agreement", "the date hereof", and terms of similar import, unless the context otherwise requires, shall be deemed to refer to July 21, 1996. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references to "dollars" and "cents" in this Agreement shall be deemed to be references to United States dollars and cents.

         8.4 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

         8.5 Entire Agreement; Nonassignability; Parties in Interest. This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto, including the Exhibits, the Schedules, including the Target Disclosure Schedule (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, except for the Confidentiality Agreement, which shall continue in full force and effect, and shall survive any termination of this Agreement or the Closing, in accordance with its terms; (b) are not intended to confer upon any other person any rights or remedies hereunder, except as set forth in Sections 1.6(a)-(c), and 1.7-1.9; and (c) shall not be assigned by operation of law or otherwise except as otherwise specifically provided.

         8.6 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

         8.7 Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

         8.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws that might otherwise govern under applicable principles of conflicts of law. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of any court located within the State of California in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of California for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

         8.9 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.



                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, Target, Acquiror and Merger Sub have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.


                                                   CISCO SYSTEMS, INC.



                                                   By: /s/ John T. Chambers
                                                      ---------------------
                                                     Name: John T. Chambers
                                                     Title: President and C.E.O.


                                                   COBRA ACQUISITION CORPORATION



                                                   By: /s/ John T. Chambers
                                                      ---------------------
                                                     Name: John T. Chambers
                                                     Title: President and C.E.O.


                                                   TELEBIT CORPORATION



                                                   By: /s/ Brian D. Cohen
                                                      -------------------
                                                  Name: Brian D. Cohen
                                                  Title: Chief Financial Officer




            [SIGNATURE PAGE TO AGREEMENT AND PLAN OF REORGANIZATION]

                                    EXHIBIT A
                                    ---------

                               AGREEMENT OF MERGER

                                       OF

                         COBRA ACQUISITION CORPORATION,

                               CISCO SYSTEMS, INC.

                                       AND

                               TELEBIT CORPORATION


                  This  Agreement  of  Merger,  dated  as of  the  ____  day  of
__________,   1996  ("Merger   Agreement"),   by  and  among  Cobra  Acquisition
Corporation ("Merger Sub"), a California corporation and a wholly owned subsidiary of Cisco Systems, Inc., a California corporation ("Acquiror"), Acquiror and Telebit Corporation, a California corporation ("Target" or the "Surviving Corporation").

                                    RECITALS
                                    --------

        A. Target was incorporated in the State of California and on the date hereof has ___________ shares of Common Stock outstanding ("Target Common Stock") and no shares of Preferred Stock outstanding.

        B. Merger Sub was incorporated in the State of California and on the date hereof has 1,000 shares of its Common Stock outstanding, all which are owned by Acquiror.

        C. Acquiror, Merger Sub and Target have entered into an Agreement and Plan of Reorganization (the "Agreement and Plan of Reorganization") providing for certain representations, warranties, covenants and agreements in connection with the transactions contemplated hereby. This Merger Agreement and the Agreement and Plan of Reorganization are intended to be construed together to effectuate their purpose.

        D. The Boards of Directors of Target, Acquiror and Merger Sub have each determined that it is in the best interests of their respective companies and the shareholders of their respective companies that Target and Merger Sub combine into a single company through the statutory merger of Merger Sub with and into Target (the "Merger") and, in furtherance thereof, have approved the Merger.

                                      A-1


        E. The Boards of Directors of Acquiror, Merger Sub and Target and the shareholders of Merger Sub and Target have approved the Merger.


                                   AGREEMENTS
                                   ----------

                  The parties hereto hereby agree as follows:

                  1. Merger Sub shall be merged with and into Target, and Target shall be the surviving corporation.

                  2. The Merger shall become effective at such time (the "Effective Time" of the Merger) as this Merger Agreement and the officers' certificates of Merger Sub and Target are filed with the Secretary of State of the State of California pursuant to Section 1103 of the Corporations Code of the State of California.

                  3. At the Effective Time of the Merger (i) all shares of Target Common Stock that are owned directly or indirectly by Target, Acquiror, Merger Sub or any other subsidiary of Acquiror shall be cancelled, and no securities of Acquiror or other consideration shall be delivered in exchange therefor, and (ii) each of the issued and outstanding shares of Target Common Stock shall be canceled and extinguished and be converted automatically into the right to receive thirteen dollars and thirty-five cents ($13.35).

                  4. The conversion of Target Common Stock into cash as provided by this Merger Agreement shall occur automatically at the Effective Time of the Merger without action by the holders thereof. Each holder of Target Common Stock shall thereupon be entitled to receive thirteen dollars and thirty-five cents ($13.35) per share, in accordance with the following procedures:

                         a.  Promptly  after the  Effective  Time of the Merger,
Acquiror shall deliver to the Exchange Agent (as defined in Section 1.7 of the Agreement and Plan of Reorganization) for exchange in accordance with Section 3, through such reasonable procedures as Acquiror may adopt, cash in an amount sufficient to permit payment (i) pursuant to Section 3 in exchange for outstanding shares of Target Common Stock outstanding immediately prior to the Effective Time of the Merger and (ii) pursuant to Section 5.9 of the Agreement and Plan of Reorganization upon cancellation of outstanding vested options to acquire shares of Target Common Stock.

                         b. Promptly after the Effective Time of the Merger, the
Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time of the Merger represented outstanding shares of Target Common Stock, whose shares were converted into the right to receive cash pursuant to Section 3, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the certificates shall pass, only upon receipt of the certificates by the Exchange Agent and shall be in such form and have such other provisions as Acquiror may reasonably specify) and (ii) instructions for use in effecting the surrender of the certificates in exchange for cash. Upon



                                      A-2


surrender of a certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Acquiror, together with such letter of transmittal, duly executed, the holder of such certificate shall be entitled to receive in exchange therefor cash representing the payment which such holder has the right to receive pursuant to Section 3 hereof, and the certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Target Common Stock which is not registered in the transfer records of Target, payment may be made to a transferee if the certificate representing such Target Common Stock is presented to Acquiror and accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 4, each certificate shall be deemed at any time after the Effective Time of Merger to represent the right to receive upon such surrender an amount in cash as provided by Section 3 and the provisions of applicable law.

                         c. All cash paid upon the  surrender  for  exchange  of
Target Common Stock in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such Target Common Stock. There shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the Target Common Stock that were outstanding immediately prior to the Effective Time of the Merger. If, after the Effective Time of the Merger, certificates are presented to Acquiror for any reason, they shall be cancelled and exchanged as provided in this Section 4.

                  5. At the Effective Time of the Merger, the separate existence of Merger Sub shall cease, and Target shall succeed, without other transfer, to all of the rights and properties of Merger Sub and shall be subject to all the debts and liabilities thereof in the same manner as if Target had itself incurred them. All rights of creditors and all liens upon the property of each corporation shall be preserved unimpaired, provided that such liens upon property of Merger Sub shall be limited to the property affected thereby immediately prior to the Effective Time of the Merger.

                  6. At the Effective Time of the Merger, each share of Merger Sub stock that is outstanding immediately prior to the Effective Time of the Merger shall be converted into one share of common stock of the Surviving Corporation.

                  7. (a) The Amended and Restated Articles of Incorporation as set forth on Schedule 1 to this Agreement of Merger shall be the Amended and Restated Articles of Incorporation of Target as the surviving corporation after the Merger unless thereafter amended.

                         a. The Bylaws of Merger Sub in effect immediately prior
to the Effective Time shall be the Bylaws of the Surviving Corporation unless and until amended or repealed as provided by applicable law, the Articles of Incorporation of the Surviving Corporation and such Bylaws.

                         b. The directors of Merger Sub immediately prior to the
Effective Time shall be the initial directors of the Surviving Corporation. The officers of Merger Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation.

                                      A-3

                  8. (a) Notwithstanding the approval of this Merger Agreement by the shareholders of Target and Merger Sub, this Merger Agreement may be terminated at any time prior to the Effective Time of the Merger by mutual agreement of the Boards of Directors of Acquiror, Target and Merger Sub.

                         a.   Notwithstanding   the   approval  of  this  Merger
Agreement by the shareholders of Target and Merger Sub, this Merger Agreement shall terminate forthwith in the event that the Agreement and Plan of Reorganization shall be terminated as therein provided.

                         b. In the  event  of the  termination  of  this  Merger
Agreement as provided above, this Merger Agreement shall forthwith become void and there shall be no liability on the part of Target, Acquiror or Merger Sub or their respective officers or directors, except as otherwise provided in the Agreement and Plan of Reorganization.

                         c. This Merger  Agreement  may be signed in one or more
counterparts, each of which shall be deemed an original and all of which shall constitute one agreement.

                         d. This Merger  Agreement may be amended by the parties
hereto any time before or after approval hereof by the shareholders of Target and Merger Sub, but, after such approval, no amendments shall be made which by law require the further approval of such shareholders without obtaining such approval. This Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

                                      A-4

                  IN WITNESS WHEREOF, the parties have executed this Merger Agreement as of the date first written above.

                          COBRA ACQUISITION CORPORATION



                                            By:______________________________
                                                     _____________, President


                                            By:______________________________
                                                     _____________, Secretary


                                            CISCO SYSTEMS, INC.



                                            By:_____________________________
                                                     _____________, President


                                            By:______________________________
                                                     _____________, Secretary


                                            TELEBIT CORPORATION



                                            By:______________________________
                                                     _____________, President



                                            By:______________________________
                                                     _____________, Secretary






                     [SIGNATURE PAGE TO AGREEMENT OF MERGER]


                                      A-5




                                   SCHEDULE 1
                                   ----------

                              AMENDED AND RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                                     TARGET


                  ONE:  The name of the corporation is ____________________.
                  TWO: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.
                  THREE: The Corporation is authorized to issue [One Thousand] shares of Common Stock of one class.
                  FOUR: Section 1. The liability of the directors of this Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.
                         Section 2. The  Corporation  is authorized to indemnify
the directors and officers of the Corporation to the fullest extent permissible under California law (as defined in Section 317(g) of the California Corporations Code or elsewhere).
                         Section 3. Any repeal or  modification of the foregoing
provisions of this Article Four by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.





                              OFFICERS' CERTIFICATE
                                       OF
                                     TARGET

                  ______________,  President,  and ____________,  Secretary,  of
___________, a corporation duly organized and existing under the laws of the State of California (the "Corporation"), do hereby certify:
                  1. That they are the duly elected, acting and qualified President and the Secretary, respectively, of the Corporation.
                  2. There are two authorized classes of shares, consisting of __________ shares of Common Stock and ____________ shares of Preferred Stock. There were __________ shares of Common Stock and no shares of Preferred Stock outstanding and entitled to vote on the Agreement of Merger in the form attached.
                  3. The Agreement of Merger in the form attached was duly approved by the board of directors of the Corporation in accordance with the General Corporation Law of the State of California.
                  4. Approval of the Agreement of Merger by the holders of at least 51% of the outstanding shares of Common Stock was required. The percentage of the outstanding shares of Common Stock entitled to vote on the Agreement of Merger which voted to approve the Agreement of Merger equaled or exceeded the vote required.



                  Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge. Executed in _________, ____________, on __________________, 1996.


                                                        ________________________
                                                        _____________, President

                                                        ________________________
                                                        _____________, Secretary




                              OFFICERS' CERTIFICATE

                                       OF

                                   MERGER SUB


                  ______________,  President  and  _____________,  Secretary  of
____________, a corporation duly organized and existing under the laws of the State of California (the "Corporation"), do hereby certify:
                  1. That he is the duly elected, acting and qualified President and Secretary, respectively, of the Corporation.
                  2. There is only one authorized class of shares, consisting of 1,000 shares of Common Stock, and the total number of issued and outstanding shares is 1,000.
                  3. The Agreement of Merger in the form attached was approved by the board of directors and the shareholder of the Corporation in accordance with the General Corporation Law of the State of California.
                  4. The shareholder approval was by the holder of 100% of the outstanding shares of the Corporation.
                  5. No vote of the shareholders of ______________, (the sole shareholder of the Corporation and the parent of the Corporation) was required.




                  Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge. Executed in San Jose, California, on ___________________, 1996.

                                                        ________________________
                                                        _____________, President

                                                        ________________________
                                                        _____________, Secretary





                                    EXHIBIT B
                                    ---------

                               TELEBIT CORPORATION

                                VOTING AGREEMENT


         THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of July 21, 1996, between Cisco Systems, Inc., a California corporation ("Acquiror"), and the undersigned shareholder ("Shareholder") of Telebit Corporation, a California corporation ("Target").

                                    RECITALS

         A. Pursuant to an Agreement and Plan of Reorganization (the "Reorganization Agreement"), dated as of July 21, 1996 by and among Acquiror, Cobra Acquisition Corporation, a California corporation ("Merger Sub") and wholly owned subsidiary of Acquiror, and Target, Merger Sub is merging with and into Target (the "Merger") and Target, as the surviving corporation of the Merger, will thereby become a wholly owned subsidiary of Acquiror;


         B. Pursuant to Recital D of the Reorganization Agreement and a written request from Acquiror, in order to induce Acquiror to enter into the Reorganization Agreement, Target has agreed to use its best efforts to solicit the proxy of certain significant shareholders of Target on behalf of Acquiror, and to cause certain significant shareholders of Target to execute and deliver to Acquiror Voting Agreements; and


         C. The Shareholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of the outstanding Common Stock, no par value per share, of Target as is indicated on the final page of this Agreement (the "Shares").

         NOW, THEREFORE, the parties agree as follows:

         1.  Agreement to Retain Shares.

                  1.1 Transfer and Encumbrance. Shareholder agrees not to transfer (except as may be specifically required by court order), sell, exchange, pledge (except in connection with a bona fide loan transaction, provided that any pledgee agrees not to transfer, sell, exchange, pledge or otherwise dispose of or encumber the Shares or any New Shares (as defined in
Section 1.2) prior to the Expiration Date and to be subject to the Proxy (as defined in Section 3)) or otherwise dispose of or encumber the Shares or any New Shares, or to make any offer or agreement relating thereto, at any time prior to the Expiration Date. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Reorganization Agreement, and
(ii) six months after the date of termination of the Reorganization Agreement (unless the Reorganization Agreement shall have been terminated in the circumstances contemplated by any of Sections 7.1(a), (d) or (f) (i) thereof, in which case, this six-month extension shall not be effective or applicable).

                  1.2 New Shares. Shareholder agrees that any shares of capital stock of Target that Shareholder purchases or with respect to which Shareholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date ("New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.


         2. Agreement to Vote Shares. At every meeting of the shareholders of Target called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the shareholders of Target with respect to any of the following, Shareholder shall vote the Shares and any New Shares (i) in favor of approval of the Reorganization Agreement and the Merger and the transactions contemplated by the Asset Purchase Agreement dated of even date herewith (the "Asset Purchase Agreement") between Target and Telebit (Newco) Inc. (the "Asset Transaction") and any matter that could reasonably be expected to facilitate the Merger and the Asset Transaction and (ii) against any proposal for any recapitalization, merger, sale of assets or other business combination (other than the Merger and the Asset Transaction) between Target and any person or entity other than Acquiror or any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Target under the Reorganization Agreement or the Asset Transaction or which could result in any of the conditions to Target's obligations under the Reorganization Agreement or the Asset Transaction not being fulfilled. This Agreement is intended to bind Shareholder as a shareholder of Target only with respect to the specific matters set forth herein.


         3. Irrevocable Proxy. Concurrently with the execution of this Agreement, Shareholder agrees to deliver to Acquiror a proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the extent provided in Section 705 of the California General Corporation Law, covering the total number of Shares and New Shares beneficially owned or as to which beneficial ownership is acquired (as such term is defined in Rule 13d-3 under the Exchange Act) by Shareholder set forth therein.

         4. Representations, Warranties and Covenants of Shareholder. Shareholder hereby represents, warrants and covenants to Acquiror that Shareholder (i) is the beneficial owner of the Shares, which at the date of this Agreement and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances; (ii) does not beneficially own any shares of capital stock of Target other than the Shares (excluding shares as to which Shareholder currently disclaims beneficial ownership in accordance with applicable law); and (iii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

         5. Additional Documents. Shareholder hereby covenants and agrees to execute and deliver any additional documents necessary, in the reasonable opinion of Acquiror, to carry out the purpose and intent of this Agreement.

         6. Consent and Waiver. Shareholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement to which Shareholder is a party or pursuant to any rights Shareholder may have.

         7. Termination. This Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

         8. Miscellaneous.

                  8.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                  8.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other.

                  8.3 Amendment and Modification. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

                  8.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that Acquiror will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Shareholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Acquiror upon any such violation, Acquiror shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Acquiror at law or in equity.

                  8.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with confirmation of receipt) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                           (a)      if to Acquiror, to:


                                    Cisco Systems, Inc.
                                    170 West Tasman Drive
                                    San Jose, California  95134
                                    Attention:  President
                                    Facsimile No.:  (408) 526-4100
                                    Telephone No.:  (408) 526-4000

                                    with a copy to:

                                    Brobeck, Phleger & Harrison LLP
                                    Two Embarcadero Place
                                    2200 Geng Road
                                    Palo Alto, California  94303
                                    Attn:  Edward M. Leonard, Esq.
                                    Facsimile No.:  (415) 496-2885
                                    Telephone No.:  (415) 424-0160


                           (b)      if to Shareholder, to:

                                    The address set forth under Shareholder's name on the signature page hereof.


                  8.6 Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the internal laws of the State of California.

                  8.7 Entire Agreement. This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matters.

                  8.8 Counterpart. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                  8.9 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

                                            CISCO SYSTEMS, INC.



                                            By:_________________________________

                                            Title:______________________________



                                            SHAREHOLDER


                                            Name:_______________________________

                                            Shareholder's Address for Notice:

                                            ____________________________________

                                            ____________________________________

                                            ____________________________________


                                            Shares beneficially owned:

                                            ______ shares of Target Common Stock



                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                    EXHIBIT A
                                    ---------

                                IRREVOCABLE PROXY

                                TO VOTE STOCK OF

                               TELEBIT CORPORATION


         The undersigned shareholder of Telebit Corporation, a California corporation ("Target"), hereby irrevocably (to the full extent permitted by Section 705 of the California General Corporation Law) appoints the members of the Board of Directors of Cisco Systems, Inc., a California corporation ("Acquiror"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Target that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of Target issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Proxy. The Shares beneficially owned by the undersigned shareholder of Target as of the date of this Proxy are listed on the final page of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the extent provided in Section 705 of the California General Corporation Law), is granted pursuant to that certain Voting Agreement, dated as of July 21, 1996, by and among Acquiror and the undersigned shareholder (the "Voting Agreement"), and is granted in consideration of Acquiror entering into that certain Agreement and Plan of Reorganization, dated as of July 21, 1996, by and among Target, Acquiror and Cobra Acquisition Corporation, a California corporation ("Merger Sub") and wholly owned subsidiary of Acquiror (the "Reorganization Agreement"). The Reorganization Agreement provides for the merger of Merger Sub with and into Target (the "Merger"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Reorganization Agreement and (ii) six months after the date of termination of the Reorganization Agreement (unless the Reorganization Agreement shall have been terminated in the circumstances contemplated by any of Sections 7.1(a), (d) or (f) (i) thereof, in which case, this six-month extension shall not be effective or applicable).

         The attorneys and proxies named above, and each of them are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to Section 603 of the California General Corporation Law), at every annual, special or adjourned meeting of the shareholders of Target and in every written consent in lieu of such meeting (i) in favor of approval of the Merger and the Reorganization Agreement and the transactions contemplated by the Asset Purchase Agreement dated of even date herewith (the "Asset Purchase Agreement") between Target and Telebit (Newco) Inc. (the "Asset Transaction") and in favor of any matter that could reasonably be expected to facilitate the Merger and the Asset Transaction and (ii) against any proposal for any recapitalization, merger, sale of assets or other business combination (other than the Merger and the Asset Transaction) between Target and any person or entity other than Acquiror or any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Target under the Reorganization Agreement or the Asset Purchase Agreement or which could result in any of the conditions to Target's obligations under the Reorganization Agreement or the Asset Purchase Agreement not being fulfilled. The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above. The undersigned shareholder may vote the Shares on all other matters.


         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

         This Proxy is irrevocable (to the extent provided in Section 705 of the California General Corporation Law).

Dated:  July 21, 1996

                                                     ___________________________
                                                     (Signature of Shareholder)


                                                     ___________________________
                                                     (Print Name of Shareholder)

                                                     Shares beneficially owned:

                                                     __________ shares of Target
                                                                Common Stock




                            [SIGNATURE PAGE TO PROXY]



                                    EXHIBIT C
                                    ---------


                             STOCK OPTION AGREEMENT



                  THIS STOCK OPTION AGREEMENT (the "Agreement"), dated as of July 21, 1996, by and between Cisco Systems, Inc., a California corporation ("Acquiror"), and Telebit Corporation, a California corporation ("Target").

                  WHEREAS, concurrently with the execution and delivery of this Agreement, Target, Acquiror and Cobra Acquisition Corporation, a California corporation ("Merger Sub"), are entering into an Agreement and Plan of Reorganization, dated as of the date hereof (the "Reorganization Agreement"), which provides that, among other things, upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into Target (the "Merger"), with Target continuing as the surviving corporation; and

                  WHEREAS, as a condition and inducement to Acquiror's willingness to enter into the Reorganization Agreement, Acquiror has required that Target agree, and Target has so agreed, to grant to Acquiror an option with respect to certain shares of Target's common stock on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein and in the Reorganization Agreement, the parties hereto agree as follows:



                  1. Grant of Option. Target hereby grants Acquiror an irrevocable option (the "Target Option") to purchase up to 2,071,000 shares (the "Target Shares") of common stock, no par value per share, of Target (the "Target Common Stock") in the manner set forth below at a price (the "Exercise Price") of thirteen dollars and thirty-five cents ($13.35) per Target Share, payable in cash; provided, however, that in the event either (i) Acquiror and Target shall at any time following the date hereof agree to an increase in the Merger Consideration price per Target Share payable in the Merger (as evidenced by the execution of a written definitive agreement providing for such increased price), or (ii) Acquiror shall at any time following the date hereof commence a tender or exchange offer for Target Shares at a price per Target Share greater than the Merger Consideration (as evidenced by the filing of a Schedule 14D-1 with the Securities and Exchange Commission), then the Exercise Price hereunder shall automatically be increased to such higher agreed or offered price per Target Share. Capitalized terms used herein but not defined herein shall have the meanings set forth in the Reorganization Agreement.

                   2. Exercise of Option. The Target Option may be exercised by Acquiror, in whole or in part at any time or from time to time after the occurrence of any of the events described in Sections 7.3(b), 7.3(c)(i) and 7.3(c)(ii) of the Reorganization Agreement or if a Takeover Proposal or Trigger Event is consummated as set forth in Section 7.3(d) of the



                                      C-1

Reorganization Agreement. In the event Acquiror wishes to exercise the Target Option, Acquiror shall deliver to Target a written notice (an "Exercise Notice") specifying the total number of Target Shares it wishes to purchase. Each closing of a purchase of Target Shares (a "Closing") shall occur at a place, on a date and at a time designated by Acquiror in an Exercise Notice delivered at least two business days prior to the date of the Closing. The Target Option shall terminate upon the earlier of: (i) the Effective Time; (ii) the termination of the Reorganization Agreement pursuant to Section 7.1 thereof (other than a termination in connection with which Acquiror is entitled to the payment specified in Sections 7.3(b), (c) or (d) thereof); or (iii) 180 days following any termination of the Reorganization Agreement in connection with which Acquiror is entitled to the payment specified in Sections 7.3(b) or (c) thereof (or if, at the expiration of such 180-day period, the Target Option cannot be exercised by reason of any applicable judgment, decree, order, law or regulation, ten business days after such impediment to exercise shall have been removed or shall have become final and not subject to appeal, but in no event under this clause (iii) later than July 21, 1998; or (iv) 210 days following any termination of the Reorganization Agreement in connection with which Acquiror is entitled to a payment as specified in Section 7.3(d) thereof (or if, at the expiration of such 210-day period, the Target Option cannot be exercised by reason of any applicable judgment, decree, order, law or regulation, 10 business days after such impediment to exercise shall have been removed or shall have become final and not subject to appeal), but in no event under this clause (iv) later than July 21, 1998. Notwithstanding the foregoing, the Target Option may not be exercised if Acquiror is in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement or in the Reorganization Agreement or the Confidentiality Agreement (as defined in the Reorganization Agreement).


                   3. Conditions to Closing. The obligation of Target to issue the Target Shares to Acquiror hereunder is subject to the conditions that (i) all waiting periods, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder ("HSR Act"), applicable to the issuance of the Target Shares hereunder shall have expired or have been terminated; (ii) all consents, approvals, orders or authorizations of, or registrations, declarations or filings with, any Federal, state or local administrative agency or commission or other Federal state or local governmental authority or instrumentality, if any, required in connection with the issuance of the Target Shares hereunder shall have been obtained or made, as the case may be; and (iii) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance shall be in effect.

                   4. Closing. At any Closing, (a) Target will deliver to Acquiror a single certificate in definitive form representing the number of Target Shares designated by Acquiror in its Exercise Notice, such certificate to be registered in the name of Acquiror and to bear the legend set forth in
Section 13, and (b) Acquiror will deliver to Target the aggregate price for the Target Shares so designated and being purchased by wire transfer of immediately available funds or certified check or bank check. At any Closing at which Acquiror is exercising the Target Option in part, Acquiror shall present and surrender this Agreement to Target, and Target shall deliver to Acquiror an executed new agreement with the same terms as this Agreement evidencing the right to purchase the balance of the shares of Target Common Stock purchasable hereunder.


                                      C-2



                   5. Representations and Warranties of Target. Target represents and warrants to Acquiror that (a) Target is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, (b) the execution and delivery of this Agreement by Target and the consummation by Target of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Target and no other corporate proceedings on the part of Target are necessary to authorize this Agreement or any of the transactions contemplated hereby, (c) this Agreement has been duly executed and delivered by Target and constitutes a valid and binding obligation of Target, and, assuming this Agreement constitutes a valid and binding obligation of Acquiror, is enforceable against Target in accordance with its terms, except as enforceability may be limited by bankruptcy and other laws affecting the rights and remedies of creditors generally and general principles of equity, (d) Target has taken all necessary corporate action to authorize and reserve for issuance and to permit it to issue, upon exercise of the Target Option, and at all times from the date hereof through the expiration of the Target Option will have reserved, 2,071,000 unissued Target Shares, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, (e) upon delivery of the Target Shares to Acquiror upon the exercise of the Target Option, Acquiror will acquire the Target Shares free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever, other than liens and encumbrances created by or imposed upon the holders thereof and restrictions imposed by applicable securities laws, (f) except as described in Sections 2.2 and 2.3 of the Reorganization Agreement, the execution and delivery of this Agreement by Target does not, and the performance of this Agreement by Target will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or the loss of a benefit under, or the creation of a lien, pledge, security interest or other encumbrance on assets pursuant to (any such conflict, violation, default, right of termination, cancellation or acceleration, loss or creation, a "Violation"), (A) any provision of the Restated Articles of Incorporation, as amended, or Bylaws, as amended, of Target or (B) any provisions of any material mortgage, indenture, lease, contract or other agreement, instrument, permit, concession, franchise, or license or (C) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Target or its properties or assets, which Violation, in the case of each of clauses (B) and (C), would have a Material Adverse Effect on Target and (g) except as described in Sections 2.2 and 2.3 of the Reorganization Agreement, the execution and delivery of this Agreement by Target does not, and the performance of this Agreement by Target will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority.

                   6. Representations and Warranties of Acquiror. Acquiror represents and warrants to Target that (a) Acquiror is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, (b) the execution and delivery of this Agreement by Acquiror and the consummation by Acquiror of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Acquiror and no other corporate proceedings on the part of Acquiror are necessary to authorize



                                      C-3



this Agreement or any of the transactions contemplated hereby, (c) this Agreement has been duly executed and delivered by Acquiror and constitutes a valid and binding obligation of Acquiror, and, assuming this Agreement constitutes a valid and binding obligation of Target, is enforceable against Acquiror in accordance with its terms, except as enforceability may be limited by bankruptcy and other laws affecting the rights and remedies of creditors generally and general principles of equity, (d) except as described in Section
3.3 of the Reorganization Agreement, the execution and delivery of this Agreement by Acquiror does not, and the performance of this Agreement by Acquiror will not, result in any Violation pursuant to, (A) any provision of the Articles of Incorporation or Bylaws of Acquiror, (B) any provisions of any material mortgage, indenture, lease, contract or other agreement, instrument, permit, concession, franchise, or license or (C) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Acquiror or its properties or assets, which Violation, in the case of each of clauses (B) and
(C), would have a Material Adverse Effect on Acquiror, (e) except as described in Section 3.2 of the Reorganization Agreement and Section 3(i) of this Agreement, the execution and delivery of this Agreement by Acquiror does not, and the performance of this Agreement by Acquiror will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority and (f) any Target Shares acquired upon exercise of the Target Option will not be, and the Target Option is not being, acquired by Acquiror with a view to the public distribution thereof. Acquiror is an "accredited investor" within the meaning of Rule 501 of the Securities Act.

                   7. Certain Repurchases.


                         a. Put and Call.  At any time  during  which the Target
Option is exercisable pursuant to Section 2 (the "Repurchase Period"), upon demand by Acquiror, Acquiror shall have the right to sell to Target (or any successor entity thereof) and Target (or such successor entity) shall be obligated to repurchase from Acquiror (the "Put"), and upon demand by Target, subject to Section 7(c) hereof, Target (or any successor entity thereof) shall have the right to repurchase from Acquiror and Acquiror shall be obligated to sell to Target (or such successor entity) (the "Call"), all or any portion of the Target Option, at the price set forth in subparagraph (i) below, or, at any time prior to July 21, 1998, all or any portion of the Target Shares purchased by Acquiror pursuant thereto, at a price set forth in subparagraph (ii) below:

                              (1)  the  difference  between  the  "Market/Tender
Offer Price" for shares of Target Common Stock as of the date (the "Notice Date") notice of exercise of the Put or Call, as the case may be, is given to the other party (defined as the higher of (A) the price per share offered as of the Notice Date pursuant to any tender or exchange offer or other Takeover Proposal (as defined in the Reorganization Agreement) which was made prior to the Notice Date and not terminated or withdrawn as of the Notice Date (the "Tender Price") or (B) the average of the closing prices of shares of Target Common Stock on the Nasdaq National Market for the ten trading days immediately preceding the Notice Date, (the "Market Price")), and the Exercise Price, multiplied by the number of Target Shares purchasable pursuant to the Target Option (or portion thereof with respect to which Acquiror or Target is exercising its rights under this Section 7), but only if the Market/Tender Offer Price is greater than the Exercise Price;


                                      C-4


                              (2) the  Exercise  Price paid by Acquiror  for the
Target Shares acquired pursuant to the Target Option plus the difference between the Market/Tender Offer Price and the Exercise Price, but only if the Market/Tender Offer Price is greater than the Exercise Price, multiplied by the number of Target Shares so purchased. For purposes of this clause (ii), the Tender Price shall be the highest price per share offered pursuant to a tender or exchange offer or other Takeover Proposal during the Repurchase Period.

                         b. Payment and  Redelivery  of Target Option or Shares.
In the event Acquiror or Target exercises its rights under this Section 7, Target shall, within ten business days of the Notice Date, pay the required amount to Acquiror in immediately available funds and Acquiror shall surrender to Target the Target Option or the certificates evidencing the Target Shares purchased by Acquiror pursuant thereto, and Acquiror shall warrant that it owns such shares and that such shares are then free and clear of all liens, claims, charges and encumbrances of any kind or nature whatsoever.

                         c.   Limitation   on  Call.   The  Call  shall  not  be
exercisable by Target (or any successor entity thereof) unless substantially concurrently therewith Target has consummated the transaction contemplated by a Takeover Proposal or the shareholders of Target have transferred their shares of Target Common Stock pursuant to a tender or exchange offer or other Takeover Proposal.


                   8. Voting of Shares. Following the date hereof and prior to the Expiration Date (as defined in Section 9(b)), Acquiror shall vote any shares of Target Common Stock acquired pursuant to this Agreement ("Restricted Shares") on each matter submitted to a vote of shareholders of Target for and against such matter in the same proportion as the vote of all other shareholders of Target are voted (whether by proxy or otherwise) for and against such matter.

                   9. Restrictions on Certain Actions.


                         a.   Restrictions.   Other   than   pursuant   to   the
Reorganization Agreement, following the date hereof and prior to the Expiration Date, without the prior written consent of Target, Acquiror shall not, nor shall Acquiror permit its affiliates to, directly or indirectly, alone or in concert or conjunction with any other Person or Group (as defined in Section 9(b)), (i) in any manner acquire, agree to acquire or make any proposal to acquire, any securities of, equity interest in, or any material property of, Target (other than pursuant to this Agreement or the Reorganization Agreement), (ii) except at the specific written request of Target, propose to enter into any merger or business combination involving Target or to purchase a material portion of the assets of Target, (iii) make or in any way participate in any "solicitation" of "proxies" (as such terms are used in Regulation 14A promulgated under the Exchange Act) to vote, or seek to advise or influence any Person with respect to the voting of, any voting securities of Target, (iv) form, join or in any way participate in a Group with respect to any voting securities of Target, (v) seek to control or influence the management, Board of Directors or policies of Target, (vi) disclose any intention, plan or arrangement inconsistent with the foregoing, (vii) advise, assist or encourage any other Person in connection with the foregoing or (viii) request Target (or its directors, officers, employees or agents) to amend or waive any provisions of this Section 9, or


                                      C-5


take any action which may require Target to make a public announcement regarding the possibility of a business combination or merger with such party. Target shall not adopt any Rights Agreement in any manner which would cause Acquiror, if Acquiror has complied with its obligations under this Agreement, to become an "Acquiring Person" under such Rights Agreement solely by reason of the beneficial ownership of the shares purchasable hereunder.

                         b. Certain Definitions. For purposes of this Agreement,
(i) the term "Person" shall mean any corporation, partnership, individual, trust, unincorporated association or other entity or Group (within the meaning of Section 13(d)(3) of the Exchange Act), (ii) the term "Expiration Date" with respect to any obligation or restriction imposed on one party shall mean the earlier to occur of (A) the third anniversary of the date hereof or (B) such time as the other party shall have suffered a Change of Control and (iii) a "Change of Control" with respect to one party shall be deemed to have occurred whenever (A) there shall be consummated (1) any consolidation or merger of such party in which such party is not the continuing or surviving corporation, or pursuant to which shares of such party's common stock would be converted in whole or in part into cash, other securities or other property, other than a merger of such person in which the holders of such party's common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (2) any sale, lease, exchange or transfer (in one transaction or a series of related transactions) of all or substantially all the assets of such party, or (B) the shareholders of such party shall approve any plan or proposal for the liquidation or dissolution of such party, or (C) any party, other than such party or a subsidiary thereof or any employee benefit plan sponsored by such party or a subsidiary thereof or a corporation owned, directly or indirectly, by the shareholders of such party in substantially the same proportions as their ownership of stock of such party, shall become the beneficial owner of securities of such party representing 25% or more of the combined voting power of then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, or (D) at any time during the period commencing on the date of this Agreement and ending on the Expiration Date, individuals who at the date hereof constituted the Board of Directors of such party shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by such party's shareholders of each new director during the period commencing on the date of this Agreement and ending on the Expiration Date was approved by a vote of at least two-thirds of the directors then still in office who were directors at the date hereof, or (E) any other event shall occur with respect to such party that would be required to be reported in response to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Exchange Act.


                  10. Restrictions on Transfer.


                         a.  Restrictions  on Transfer.  Prior to the Expiration
Date, Acquiror shall not, directly or indirectly, by operation of law or otherwise, sell, assign, pledge, or otherwise dispose of or transfer any Restricted Shares beneficially owned by Acquiror, other than (i) pursuant to
Section 7, or (ii) in accordance with Section 10(b) or 11.


                                      C-6


                         b. Permitted  Sales.  Following the  termination of the
Reorganization Agreement, Acquiror shall be permitted to sell any Restricted Shares beneficially owned by it if such sale is made pursuant to a tender or exchange offer that has been approved or recommended, or otherwise determined to be fair and in the best interests of the shareholders of Target, by a majority of the members of the Board of Directors of Target (which majority shall include a majority of directors who were directors prior to the announcement of such tender or exchange offer).


                  11. Registration Rights.


                         a.  Following  the  termination  of the  Reorganization
Agreement, Acquiror may by written notice (the "Registration Notice") to Target request Target to register under the Securities Act all or any part of the Restricted Shares beneficially owned by Acquiror (the "Registrable Securities") pursuant to a bona fide firm commitment underwritten public offering in which Acquiror and the underwriters shall effect as wide a distribution of such Registrable Securities as is reasonably practicable and shall use their best efforts to prevent any Person (including any Group) and its affiliates from purchasing through such offering Restricted Shares representing more than 1% of the outstanding shares of Common Stock of Target on a fully diluted basis (a "Permitted Offering"). The Registration Notice shall include a certificate executed by Acquiror and its proposed managing underwriter, which underwriter shall be an investment banking firm of nationally recognized standing (the "Manager"), stating that (i) they have a good faith intention to commence promptly a Permitted Offering and (ii) the Manager in good faith believes that, based on the then prevailing market conditions, it will be able to sell the Registrable Securities at a per share price equal to at least 80% of the Fair Market Value of such shares. For purposes of this Section 11, the term "Fair Market Value" shall mean the per share average of the closing sale prices of Target's Common Stock on the Nasdaq National Market for the ten trading days immediately preceding the date of the Registration Notice. Target (and/or any Person designated by Target) shall thereupon have the option exercisable by written notice delivered to Acquiror within ten business days after the receipt of the Registration Notice, irrevocably to agree to purchase all or any part of the Registrable Securities for cash at a price (the "Option Price") equal to the product of (i) the number of Registrable Securities and (ii) the Fair Market Value of such shares. Any such purchase of Registrable Securities by Target hereunder shall take place at a closing to be held at the principal executive offices of Target or its counsel at any reasonable date and time designated by Target and/or such designee in such notice within 10 business days after delivery of such notice. Any payment for the shares to be purchased shall be made by delivery at the time of such closing of the Option Price in immediately available funds.


                         c. If Target does not elect to  exercise  its option to
purchase pursuant to Section 11(a) with respect to all Registrable Securities, it shall use its best efforts to effect, as promptly as practicable, the registration under the Securities Act of the unpurchased Registrable Securities; provided, however, that (i) Acquiror shall not be entitled to more than an aggregate of two effective registration statements hereunder and (ii) Target will not be required to file any such registration statement during any period of time (not to exceed 40 days after such request in the


                                      C-7


case of clause (A) below or 90 days in the case of clauses (B) and (C) below) when (A) Target is in possession of material non-public information which it reasonably believes would be detrimental to be disclosed at such time and, in the written opinion of counsel to Target, such information would have to be disclosed if a registration statement were filed at that time; (B) Target is required under the Securities Act to include audited financial statements for any period in such registration statement and such financial statements are not yet available for inclusion in such registration statement; or (C) Target determines, in its reasonable judgment, that such registration would interfere with any financing, acquisition or other material transaction involving Target or any of its affiliates. If consummation of the sale of any Registrable Securities pursuant to a registration hereunder does not occur within 120 days after the filing with the SEC of the initial registration statement, the provisions of this Section 11 shall again be applicable to any proposed registration; provided, however, that Acquiror shall not be entitled to request more than two registrations pursuant to this Section 11. Target shall use its best efforts to cause any Registrable Securities registered pursuant to this
Section 11 to be qualified for sale under the securities or Blue Sky laws of such jurisdictions as Acquiror may reasonably request and shall continue such registration or qualification in effect in such jurisdiction; provided, however, that Target shall not be required to qualify to do business in, or consent to general service of process in, any jurisdiction by reason of this provision.


                         d. The registration rights set forth in this Section 11
are subject to the condition that Acquiror shall provide Target with such information with respect to Acquiror's Registrable Securities, the plans for the distribution thereof, and such other information with respect to Acquiror as, in the reasonable judgment of counsel for Target, is necessary to enable Target to include in such registration statement all material facts required to be disclosed with respect to a registration thereunder.

                         e.  If  Target's  securities  of the  same  type as the
Registrable Securities are then authorized for quotation or trading or listing on the New York Stock Exchange, Nasdaq National Market System, or any other securities exchange or automated quotations system, Target, upon the request of Acquiror, shall promptly file an application, if required, to authorize for quotation, trading or listing the shares of Registrable Securities on such exchange or system and will use its reasonable efforts to obtain approval, if required, of such quotation, trading or listing as soon as practicable.

                         f. A registration  effected under this Section 11 shall
be effected at Target's expense, except for underwriting discounts and commissions and the fees and the expenses of counsel to Acquiror, and Target shall provide to the underwriters such documentation (including certificates, opinions of counsel and "comfort" letters from auditors) as are customary in connection with underwritten public offerings as such underwriters may reasonably require. In connection with any such registration, the parties agree
(i) to indemnify  each other and the  underwriters  in the customary  manner and
(ii) to enter into an underwriting agreement in form and substance customary to transactions of this type with the Manager and the other underwriters participating in such offering.


                                      C-8




                  12. Adjustment Upon Changes in Capitalization.


                         a. In the event of any change in Target Common Stock by
reason of stock dividends, splitups, mergers (other than the Merger), recapitalizations, combinations, exchange of shares or the like, the type and number of shares or securities subject to the Target Option, and the purchase price per share provided in Section 1, shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction so that Acquiror shall receive, upon exercise of the Target Option, the number and class of shares or other securities or property that Acquiror would have received in respect of the Target Common Stock if the Target Option had been exercised immediately prior to such event or the record date therefor, as applicable.

                         b.  In  the  event  that  Target   shall  enter  in  an
agreement: (i) to consolidate with or merge into any person, other than Acquiror or one of its Subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger; (ii) to permit any person, other than Acquiror or one of its Subsidiaries, to merge into Target and Target shall be the continuing or surviving corporation, but, in connection with such merger, in the then-outstanding shares of Target Common Stock shall be changed into or exchanged for stock or other securities of Target or any other person or cash or any other property or the outstanding shares of Target Common Stock immediately prior to such merger shall after such merger represent less than 50% of the outstanding shares and share equivalents of the merged company; or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than Acquiror or one of its Subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provisions so that upon the consummation of any such transaction and upon the terms and conditions set forth herein, Acquiror shall receive for each Target Share with respect to which the Target Option has not been exercised an amount of consideration in the form of and equal to the per share amount of consideration that would be received by the holder of one share of Target Common Stock less the Exercise Price (and, in the event of an election or similar arrangement with respect to the type of consideration to be received by the holders of Target Common Stock, subject to the foregoing, proper provision shall be made so that the holder of the Target Option would have the same election or similar rights as would the holder of the number of shares of Target Common Stock for which the Target Option is then exercisable).


                  13. Restrictive Legends. Each certificate representing shares of Target Common Stock issued to Acquiror hereunder shall include a legend in substantially the following form:


                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS
AVAILABLE. SUCH SECURITIES ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCK OPTION AGREEMENT, DATED AS OF JULY 21, 1996, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER.


                                      C-9



                  14. Binding Effect; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as expressly provided for in this Agreement, neither this agreement nor the rights or the obligations of either party hereto are assignable, except by operation of law, or with the written consent of the other party. Nothing contained in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective permitted assigns any rights or remedies of any nature whatsoever by reason of this Agreement. Any Restricted Shares sold by Acquiror in compliance with the provisions of Section 11 shall, upon consummation of such sale, be free of the restrictions imposed with respect to such shares by this Agreement, unless and until Acquiror shall repurchase or otherwise become the beneficial owner of such shares, and any transferee of such shares shall not be entitled to the rights of Acquiror. Certificates representing shares sold in a registered public offering pursuant to Section 11 shall not be required to bear the legend set forth in Section 13.

                  15. Specific Performance. The parties recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that, in addition to other remedies, the other party shall be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement. In the event that any action should be brought in equity to enforce the provisions of this Agreement, neither party will allege, and each party hereby waives the defense, that there is adequate remedy at law.

                  16. Entire Agreement. This Agreement and the Reorganization Agreement (including the Target Disclosure Schedule and the Acquiror Disclosure Schedule relating thereto) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

                  17. Further Assurance. Each party will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

                  18. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which shall remain in full force and effect. In the event any court or other competent authority holds any provision of this Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith the execution and delivery of an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith, or not take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or to any other remedy, including but not limited to money damages, for breach hereof or of any other provision of this Agreement or part hereof as the result of such holding or order.


                                      C-10



                  19. Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, telegraphed or telecopied or sent by certified or registered mail, postage prepaid, and shall be deemed to be given, dated and received when so delivered personally, telegraphed or telecopied or, if mailed, five business days after the date of mailing to the following address or telecopy number, or to such other address or addresses as such person may subsequently designate by notice given hereunder.



                           (a)      if to Acquiror, to:

                                    Cisco Systems, Inc.
                                    170 West Tasman Drive
                                    San Jose, California  95134
                                    Attention:  President
                                    Facsimile No.:  (408) 526-4100
                                    Telephone No.:  (408) 526-4000

                                    with a copy to:

                                    Brobeck, Phleger & Harrison LLP
                                    2200 Geng Road
                                    Two Embarcadero Place
                                    Palo Alto, CA  94303
                                    Attn:  Edward M. Leonard, Esq.
                                    Facsimile No.:  (415) 496-2885
                                    Telephone No.:  (415) 424-0160

                           (b)      if to Target, to:

                                    Telebit Corporation
                                    One Executive Drive
                                    Chelmsford, Massachusetts  01824
                                    Attention:  Brian D. Cohen
                                    Facsimile No.:  (508) 656-9304
                                    Telephone No.:  (508) 441-2181

                                    with a copy to:

                                    Testa, Hurwitz & Thibeault, LLP
                                    High Street Tower
                                    125 High Street
                                    Boston, Massachusetts  02110
                                    Attn:  William J. Schnoor, Esq.
                                    Facsimile No.:  (617) 248-7100
                                    Telephone No.:  (617) 248-7000



                                      C-11



                  20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such State without regard to any applicable conflicts of law rules.

                  21. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                  22. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

                  23. Expenses. Except as otherwise expressly provided herein or in the Reorganization Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

                  24. Amendments; Waiver. This Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.



                                      C-12



                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                               CISCO SYSTEMS, INC.


                               By:_________________________
                                  Name:____________________
                                  Title:___________________


                               TELEBIT CORPORATION


                               By:_________________________
                                  Name:____________________
                                  Title:___________________



                      [SIGNATURE PAGE TO OPTION AGREEMENT]






                                                                      APPENDIX B



                            ASSET PURCHASE AGREEMENT




                                   dated as of

                                  July 21, 1996


                                     between


                              Telebit (Newco) Inc.

                                       and

                               Telebit Corporation












                                TABLE OF CONTENTS

                                    ARTICLE I
                                   DEFINITIONS

                                                                                                 Page

SECTION       1.01   Definitions..............................................................      1

                                                ARTICLE II
                                            PURCHASE AND SALE


SECTION       2.01   Purchase and Sale........................................................      4
              2.02   Excluded Assets..........................................................      6
              2.03   Assumption of Liabilities................................................      6
              2.04   Excluded Liabilities.....................................................      7
              2.05   Assignment of Contracts and Rights.......................................      7
              2.06   Purchase Price; Allocation of Purchase Price.............................      8
              2.07   Closing..................................................................      9

                                               ARTICLE III
                                      REPRESENTATIONS AND WARRANTIES
                                                OF SELLER

SECTION       3.01   Corporate Existence and Power............................................      9
              3.02   Corporate Authorization..................................................     10
              3.03   Governmental Authorization...............................................     10
              3.04   Non-Contravention........................................................     10
              3.05   Required and Other Consents..............................................     10
              3.06   Subsidiaries.............................................................     11
              3.07   Properties...............................................................     11
              3.08   Litigation...............................................................     11
              3.09   Finders' Fees............................................................     11
              3.10   Opinion of Financial Advisor.............................................     12
              3.11   Inventory................................................................     12
              3.12   Accounts Receivable......................................................     12
              3.13   Customers and Suppliers..................................................     12

                                                ARTICLE IV
                                      REPRESENTATIONS AND WARRANTIES
                                                 OF BUYER

SECTION       4.01   Organization and Existence...............................................     12
              4.02   Corporate Authorization..................................................     13
              4.03   Governmental Authorization...............................................     13
              4.04   Non-Contravention........................................................     13
              4.05   Finders' Fees............................................................     13
              4.06   Litigation...............................................................     13
              4.07   Solvency.................................................................     13








                                                ARTICLE V
                                           COVENANTS OF SELLER

SECTION       5.01   Conduct of the Business..................................................     14
              5.02   Access to Information....................................................     14
              5.03   Notices of Certain Events................................................     14
              5.04   Confidentiality..........................................................     15
              5.05   Trademarks; Tradenames...................................................     15
              5.06   Tax Covenants............................................................     15
              5.07   Maintenance of Cash......................................................     16
              5.08   Consents.................................................................     16

                                                ARTICLE VI
                                            COVENANTS OF BUYER

SECTION       6.01   Confidentiality..........................................................     16
              6.02   Access...................................................................     17

                                               ARTICLE VII
                                        COVENANTS OF BOTH PARTIES

SECTION       7.01   Best Efforts; Further Assurances.........................................     17
              7.02   Proxy Statement and 13E-3 Transaction Statement..........................     17
              7.03   Certain Filings..........................................................     18
              7.04   Public Announcements.....................................................     18


                                               ARTICLE VIII
                                               TAX MATTERS

SECTION       8.01   Tax Definitions..........................................................     18
              8.02   Tax Cooperation; Allocation of Taxes; Tax Reimbursement..................     18

                                                ARTICLE IX
                                     EMPLOYEES AND EMPLOYEE BENEFITS

SECTION       9.01   Employee Benefits Definitions............................................     19
              9.02   Employees and Offers of Employment.......................................     20
              9.03   Assumption of Seller's Employee Plans and Benefit
                     Arrangements.............................................................     20
              9.04   Buyer Benefit Plans......................................................     20
              9.05   No Third Party Beneficiaries.............................................     20




                                                  -ii-



                                                ARTICLE X
                                          CONDITIONS TO CLOSING

SECTION       10.01  Conditions to the Obligations of Each Party..............................     21
              10.02  Conditions to Obligations of Buyer.......................................     21
              10.03  Conditions to Obligations of Seller......................................     22


                                                ARTICLE XI
                                             INDEMNIFICATION

SECTION       11.01  Indemnification..........................................................     22
              11.02  Procedures; No Waiver....................................................     23


                                               ARTICLE XII
                                               TERMINATION

SECTION       12.01  Grounds for Termination..................................................     24
              12.02  Effect of Termination....................................................     24


                                               ARTICLE XIII
                                              MISCELLANEOUS

SECTION       13.01  Notices..................................................................     24
              13.02  Amendments; No Waivers...................................................     25
              13.03  Expenses.................................................................     26
              13.04  Successors and Assigns...................................................     26
              13.05  Governing Law............................................................     26
              13.06  Counterparts; Effectiveness..............................................     26
              13.07  Entire Agreement.........................................................     26
              13.08  Bulk Sales Laws..........................................................     26
              13.09  Captions.................................................................     26
              13.10  Non-Survival of Representations and Warranties...........................     26





                                                  -iii-


Exhibits

Exhibit A     -- Form of Assignment and Assumption Agreement
Exhibit B     -- Assignment of Patents
Exhibit C     -- Assignment of Trademarks
Exhibit D     -- Assignment of Copyrights
Exhibit E     -- Bill of Sale and General Assignment
Exhibit F     -- MICA License Agreement
Exhibit G     -- Patent License Agreement (Analog)
Exhibit H     -- Patent License Agreement (ADSL)
Exhibit I     -- Preferred Stock Purchase and Noteholder Rights Agreement

Schedules

Schedule 1.01            MICA Description
Schedule 1.02            MICA Personal Property
Schedule 2.01(a)         Inventories
Schedule 2.01(b)         Contracts
Schedule 2.01(c)         Intellectual Property
Schedule 2.01(d)         Licenses and Permits
Schedule 2.02            Patents and Patent Applications
Schedule 2.03            Severance
Schedule 3.05(a)         Required Consents
Schedule 3.05(b)         Other Consents
Schedule 3.06            Subsidiaries
Schedule 3.07(a)         Real Property
Schedule 3.07(b)         Personal Property
Schedule 3.08            Litigation
Schedule 9.02(a)         Buyer Employees
Schedule 9.02(b)         Cisco Employees
Schedule 9.03            Employee Plans and Benefit Arrangements




                                      -iv-






                            ASSET PURCHASE AGREEMENT


         AGREEMENT  dated as of July 21, 1996 between  Telebit  (Newco)  Inc., a
Delaware  corporation   ("Buyer"),   and  Telebit   Corporation,   a  California
corporation ("Seller").

                              W I T N E S S E T H:

         WHEREAS, Seller designs, manufactures, sells, markets and supports a family of high performance remote network access products; and

         WHEREAS, Buyer desires to purchase substantially all of the assets of Seller other than Seller's Excluded Assets, and is willing to assume all of Seller's liabilities, other than those related to the Excluded Assets, and Seller desires to sell such assets to Buyer, upon the terms and subject to the conditions hereinafter set forth;

         NOW,   THEREFORE,   in   consideration   of  the   foregoing   and  the
representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS


         Section 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

         "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with such other Person.

         "Ancillary Agreements" means the MICA License Agreement, the Preferred Stock Purchase and Noteholder Rights Agreement and the Conveyance Documents.

         "Business" means all of the business and assets of Seller other than the Excluded Assets.

         "Closing Date" means the date of the Closing.

         "Cisco" means Cisco Systems, Inc., a California corporation.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate" of any entity means any other entity that, together with such entity, would be treated as a single employer under Section 414 of the Code or otherwise deemed to be under common control with such entity pursuant to
Section 414 of the Code.





         "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

         "Material Adverse Effect" means a material adverse effect on the business, assets, condition (financial or otherwise), results of operations or prospects of the Business taken as a whole.

         "Merger" means the cash-for-stock merger of a newly-formed, wholly-owned subsidiary of Cisco ("Merger Sub"), with and into Seller with Seller surviving the merger pursuant to the Agreement and Plan of Reorganization among Merger Sub, Cisco and Seller dated as of July 21, 1996 (the "Merger Agreement").

         "MICA Assets" means Seller's MICA digital modem technology described in
Schedule 1.01 and all related personal property, whether tangible or intangible (including, without limitation, any and all (i) inventory; (ii) furniture, computers and equipment; (iii) documentation; (iv) inventions, code, improvements, formulae, ideas, processes, techniques, specifications, notes, know-how and data, whether or not patentable, developed or made or conceived or reduced to practice or learned by Seller alone or together with others; (v) patents and patent rights, copyrights, trademarks, including, without limitation, the MICA Trademark (as defined below), service marks, trade secrets and any other intellectual property rights and (vi) any other items, materials and information necessary for Seller to continue, without interruption or delay, the research, development and commercialization of and other activities in connection with the Seller's MICA digital modem technology; such personal property to include, without limitation, all of the items, materials and information set forth in Schedule 1.02.

         "MICA License" means the License Agreement related to the MICA Assets between Seller and Buyer to be dated as of the Closing Date substantially in the form attached hereto as Exhibit F and each of the Patent License Agreements between Seller and Buyer to be dated as of the Closing Date substantially in the forms attached hereto as Exhibits G and H, respectively.

         "MICA Trademark" means the trademark MICA and all (i) applications and registrations therefor, (ii) common law rights related thereto and (iii) goodwill associated therewith.

         "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Note" means the Secured Subordinated Note due 2001 of Buyer in the principal amount of $31,500,000, substantially in the form attached as Exhibit B to the Preferred Stock Purchase and Noteholder Rights Agreement.

         "Person" means an individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Preferred Stock Purchase and Noteholder Rights Agreement" means the Preferred Stock Purchase and Noteholder Rights Agreement to be dated as of the date hereof substantially in the form attached hereto as Exhibit I.

         "Proprietary Rights" means all (A) patents, patent applications, patent disclosures and all related continuation, continuation-in-part, divisional, reissue, re-examination, utility, model, certificate of invention and design patents, patent applications, registrations and applications for registrations,
(B) trademarks, service marks, trade dress, logos, tradenames, service names and corporate names and registrations and applications for registration thereof, (C) copyrights and registrations and applications for registration thereof, (D) mask works and registrations and applications for registration thereof, (E) computer software, data and documentation, (F) trade secrets and confidential business information, whether patentable or nonpatentable and whether or not reduced to practice, know-how, manufacturing and product processes and techniques, research and development information, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, (G) other proprietary rights relating to any of the foregoing (including without limitation associated goodwill and remedies against past and future infringements thereof and rights of protection of an interest therein under the laws of all jurisdictions) and
(H) copies and tangible embodiments thereof.

         "Special Meeting" means the special meeting of the shareholders of Seller to approve the transactions contemplated hereby.

         "Subsidiary" or "Subsidiaries" means any corporation or trust of which a Person and/or any of such Person's other Subsidiaries directly or indirectly owns at the time fifty percent (50%) of the outstanding shares of every class of such corporation or trust other than directors' qualifying shares.

         (b) Each of the following terms is defined in the Section set forth opposite such term:

                   Term                                     Section

          Accounting Referee                                   2.06
          Allocation Statement                                 2.06
          Assumed Liabilities                                  2.03
          Assumed Tax Liabilities                              2.03
          Benefit Arrangement                                  9.01
          Claim                                               11.02
          Closing                                              2.07
          Code                                                 8.01
          Commission                                           7.02
          Contracts                                            2.01

          Conveyance Documents                                 2.07
          Employee Plan                                        9.01
          ERISA                                                1.01
          ERISA Affiliate                                      1.01
          Excluded Assets                                      2.02
          Excluded Liabilities                                 2.04
          Merger Agreement                                     1.01
          Merger Sub                                           1.01
          Multiemployer Plan                                   9.01
          Other Consent                                        3.05
          Patent Assets                                        2.02
          Permits                                              3.04
          Purchased Assets                                     2.01
          Purchase Price                                       2.06
          Required Consent                                     3.05
          Subsidiary Securities                                3.06
          Tax                                                  8.01
          Tax Return                                           8.01
          Transferred Employees                                9.02

                                   ARTICLE II

                                PURCHASE AND SALE



         2.01. Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, Buyer agrees to purchase from Seller and Seller agrees to sell, transfer, assign and deliver, or cause to be sold, transferred, assigned and delivered, to Buyer at Closing all of the assets, properties and business, other than the Excluded Assets, of every kind and description, wherever located, real, personal or mixed, tangible or intangible, owned, held or used in the conduct of the Business by Seller as the same shall exist on the Closing Date (the "Purchased Assets"), and including, without limitation, as such are related to the Business and/or Transferred Employees, all right, title and interest of Seller in, to and under such of the foregoing as are more specifically described below:

                           (i) all  real  property  and  leases  of,  and  other
                  interests in, real property, in each case together with all buildings, fixtures, and improvements erected thereon, including without limitation the items listed on Schedule 3.07(a);

                           (ii) all  personal  property and  interests  therein,
                  including machinery, equipment, furniture, office equipment, communications equipment, vehicles, storage tanks, spare and replacement parts, fuel and other tangible property, including without limitation the items listed on Schedule 3.07(b) but excluding the items listed on Schedule 1.02;

                           (iii) all raw  materials,  work-in-process,  finished
                  goods, supplies and other inventories, wherever situated, a listing of which as of a recent date is set forth on Schedule 2.01(a);

                           (iv) all  rights  under  all  contracts,  agreements,
                  leases, licenses, commitments, sales and purchase orders and other instruments, including without limitation the items listed on Schedule 2.01(b) (collectively, the "Contracts");

                           (v) all accounts, notes and other receivables;

                           (vi) all  prepaid  expenses  and  deposits  including
                  without limitation ad valorem taxes, leases and rentals;

                           (vii) all of Seller's  cash and cash  equivalents  on
                  hand and in banks in excess of the amount set forth in Section 2.02(ii), including petty cash located at operating facilities of the Business;

                           (viii) all of Seller's rights, claims, credits, causes of action or rights of set-off against third parties relating to the Purchased Assets, including, without limitation, unliquidated rights under manufacturers' and vendors' warranties;

                           (ix) all Proprietary Rights, other than those related
                  to the Excluded Assets, owned or licensed, or used in the Business, by Seller or its Affiliates, including without limitation the items listed on Schedule 2.01(c);

                           (x) all transferable licenses, permits or other governmental authorizations affecting, or relating in any way to, the Business, including without limitation the items listed on Schedule 2.01(d);

                           (xi) all books, records, files and papers, whether in
                  hard copy or computer format, including, without limitation, engineering information, sales and promotional literature, manuals and data, sales and purchase correspondence, lists of present and former suppliers, lists of present and former customers, personnel and employment records (to the extent permitted by applicable law), and any information relating to Tax imposed on the Purchased Assets;

                           (xii)  all  of  the  outstanding   capital  stock  of
                  Seller's Subsidiaries; and

                           (xiii) all goodwill  associated  with the Business or
                  the Purchased Assets, together with the right to represent to third parties that Buyer is the successor to the Business.

         2.02. Excluded Assets. Buyer expressly understands and agrees that the following assets and properties of Seller (the "Excluded Assets") shall be excluded from the Purchased Assets:

                           (i)   the MICA Assets and MICA Trademark;

                           (ii)  $3.5   million  of   Seller's   cash  and  cash
                  equivalents  on hand and in  banks;

                           (iii) Seller's  right to enforce any  non-competition
                  provision relating to the MICA Assets that may exist in any agreements between Seller and any of its employees, including the employment agreement between Seller and James D. Norrod;

                           (iv) the patents, patent applications and other intellectual property listed on Schedule 2.02 (the "Patent Assets"); and

                           (v) all  rights  under  Seller's  current  and former
                  directors' and officers' liability insurance policies.

         2.03. Assumption of Liabilities. (a) Upon the terms and subject to the conditions of this Agreement, Buyer agrees, effective at the time of Closing, to assume all debts, obligations, contracts and liabilities of Seller arising prior to the Closing of any kind, character or description whether known or unknown, accrued, absolute, contingent or otherwise, except for the Excluded Liabilities (the "Assumed Liabilities"), including without limitation, the following:

                           (i) all liabilities arising out of or relating to the
                  Business;

                           (ii)  all   liabilities  and  obligations  of  Seller
                  arising under the Contracts;

                           (iii) all  warranty  claims or  expenses of Seller in
                  respect of products sold or services rendered by the Business through the Closing Date;

                           (iv) Seller's obligation to provide vacation time and
                  vacation pay to the employees of Seller to the extent such time or pay shall have accrued on or prior to the Closing Date;

                           (v) Seller's obligation to provide severance to employees of Seller whose employment with the Seller is terminated prior to or in connection with the Closing, a description of which obligation is set forth in Schedule 2.03;

                           (vi) all obligations and liabilities arising from any
                  action, suit, investigation, or proceeding relating to or arising out of the Business or the Purchased Assets, including, without limitation, any obligations or liabilities resulting from the actions, suits, investigations or proceedings set forth on Schedule 3.08;

                           (vii) all liabilities and obligations relating to any
                  products manufactured or sold by the Business on or prior to the Closing Date, including without limitation warranty obligations and product liability claims;

                           (viii) all Taxes of Seller incurred on or prior to the Closing Date, whether due before or after the Closing Date, subject to the provisions of 2.03(ix) below ("Assumed Tax Liabilities"); and

                           (ix) all  fees and  expenses  of  Seller,  including,
                  without limitation, fees and expenses of legal counsel, accountants and financial advisors, incurred in connection with the transactions contemplated hereby and the Merger and any liability of Seller for Taxes arising from or with respect to the transactions contemplated hereby other than those constituting Excluded Liabilities pursuant to Section 2.04(ii).


                  (b) Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assume any Assumed Liability if an attempted assumption thereof, without the consent of a third-party thereto, would not be binding on such third-party or would in any way adversely affect the rights of Buyer or Seller thereunder. The foregoing notwithstanding, Buyer shall indemnify and hold harmless Seller and any affiliate thereof and the directors, officers and employees of Seller or any such affiliate, from and against any and all losses arising out of claims relating to such Assumed Liabilities to the extent provided in Article XI.


         2.04. Excluded Liabilities. Notwithstanding any provision in this Agreement or any other writing to the contrary, Buyer is assuming only the Assumed Liabilities and is not assuming (i) any liability or obligation relating to an Excluded Asset arising after the Closing Date or (ii) fifty percent (50%), up to an aggregate of $550,000, of the fees and expenses of Seller, including, without limitation, fees and expenses of legal counsel, accountants and financial advisors, incurred in connection with the transactions contemplated hereby and the Merger and any liability of Seller for Tax arising from or with respect to the transactions contemplated hereby, in each case of whatever nature whether presently in existence or arising or asserted hereafter. The foregoing liabilities and obligations shall be retained by and remain obligations and liabilities of Seller (such liabilities and obligations not being assumed being herein referred to as the "Excluded Liabilities").

         2.05. Assignment of Contracts and Rights. Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign any Purchased Asset or any claim or right or any benefit arising thereunder or resulting therefrom if an attempted assignment thereof, without consent of a third party thereto, would constitute a breach or other contravention thereof or in any way adversely affect the rights of Buyer or Seller thereunder. Seller and Buyer will use their best efforts (but without any payment of money by Seller or Buyer) to obtain the consent of the other parties to any such Purchased Asset or claim or right or any benefit arising thereunder for the assignment thereof to Buyer as Buyer may request. If such consent is not obtained, or if an attempted assignment thereof would be ineffective or would adversely affect the rights of Seller thereunder so that Buyer would not in fact receive all such rights, Seller and Buyer will cooperate in a mutually agreeable arrangement under which Buyer would obtain the benefits and assume the obligations thereunder in accordance with this Agreement, including subcontracting, sublicensing, or subleasing to Buyer, or under which Seller would enforce for the benefit of Buyer, with Buyer assuming Seller's obligations, any and all rights of Seller against a third party thereto. Seller will promptly pay to Buyers when received, all monies received by Seller under any Purchased Asset or any claim or right or any benefit arising thereunder, except to the extent the same represents an Excluded Asset. In such event, Seller and Buyer shall, to the extent the benefits therefrom and obligations thereunder have not been provided by alternate arrangements satisfactory to Buyer and Seller, negotiate in good faith an adjustment in the consideration paid by Buyer for the Purchased Assets.


         2.06. Purchase Price; Allocation of Purchase Price. (a) The purchase price for the Purchased Assets (the "Purchase Price") is (i) the Note and (ii) the assumption of the Assumed Liabilities.

                  (b) As soon as practicable after the Closing, Buyer shall deliver to Seller a statement (the "Allocation Statement"), setting forth the value of the Purchased Assets, which shall be used for the allocation of the Purchase Price (together with the Assumed Liabilities) among the Purchased Assets.

                  (c) Seller shall have a period of fifteen (15) days after the delivery of the Allocation Statement to present in writing to Buyer notice of any objections Seller may have to the allocation set forth in the Allocation Statement. Unless Seller timely objects, the Allocation Statement shall be binding on the parties without further adjustment.


                  (d) If Seller  shall raise any  objections  within the fifteen
(15) day period, Buyer and Seller shall negotiate in good faith and use their best efforts to resolve such dispute. If the parties fail to agree within five
(5) days after the delivery of the notice, then the disputed items shall be resolved by Price Waterhouse LLP, or if such firm declines to act in such capacity, by such other firm of independent nationally recognized accountants chosen and mutually accepted by both parties (the "Accounting Referee"). The Accounting Referee shall resolve the dispute within thirty (30) days of having the item referred to it. The costs, fees and expenses of the Accounting Referee shall be borne equally by Seller and Buyer.


                  (e) Seller and Buyer agree to report an allocation of such Purchase Price among the Purchased Assets in a manner entirely consistent with the Allocation Statement (including any adjustment made pursuant to Section 2.06(d) hereof), and agree to act in accordance with such Allocation Statement in the preparation of financial statements and filing of all Tax Returns (including, without limitation, filing Form 8594 with its Federal income tax return for the taxable year that includes the date of the Closing) and in the course of any tax audit, tax review or tax litigation relating thereto.

                  (f) No later than ten (10) days prior to the filing of their respective Forms 8594 relating to this transaction, each party shall deliver to the other party a copy of its Form 8594.

         2.07. Closing. The closing (the "Closing") of the purchase and sale of the Purchased Assets and the assumption of the Assumed Liabilities hereunder shall take place at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts 02110, or at such other place as Buyer and Seller may agree, immediately prior to the effective time of the Merger.

At the Closing:

                  (a) Buyer shall deliver to Seller the Note.

                  (b)  Seller and Buyer  shall  enter  into the  Assignment  and
Assumption Agreement, Assignment of Patents, Assignment of Trademarks, Assignment of Copyrights and Bill of Sale and General Assignment substantially in the forms attached hereto as Exhibits A through E, respectively, and Seller shall deliver to Buyer such quitclaim deeds, endorsements, consents, assignments and other good and sufficient instruments of conveyance and assignment (collectively with the Assignment and Assumption Agreement, Assignment of Patents, Assignment of Trademarks, Assignment of Copyrights and Bill of Sale and General Assignment, the "Conveyance Documents") as the parties and their respective counsel shall deem reasonably necessary or appropriate to vest in Buyer all right, title and interest in, to and under the Purchased Assets.

                  (c) Seller and Buyer shall enter into the MICA License Agreement and the Preferred Stock Purchase and Noteholder Rights Agreement.

                  (d) Seller and Buyer shall also execute and deliver all such instruments, documents and certificates as may be reasonably requested by the other party that are necessary, appropriate or desirable for the consummation at the Closing of the transactions contemplated by this Agreement.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Except as previously disclosed to Buyer in writing and except as set forth in the schedules hereto, Seller hereby represents and warrants to Buyer that:

         3.01. Corporate Existence and Power. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         3.02. Corporate Authorization. The execution, delivery and performance by Seller of this Agreement and each of the Ancillary Agreements, and the consummation by Seller of the transactions contemplated hereby and thereby are within Seller's corporate powers and, except for any required approval by Sellers' shareholders, have been duly authorized by all necessary corporate action on the part of Seller. This Agreement and each of the Ancillary Agreements to which Seller is a party constitute valid and binding agreements of Seller, except that the enforceability of the indemnification provisions of this Agreement may be limited by applicable laws and, with respect to this Agreement and each of the Ancillary Agreements, except that the enforcement of equitable relief is subject to the discretion of courts in awarding equitable relief and applicable bankruptcy, reorganization, insolvency, moratorium and similar laws.

         3.03. Governmental Authorization. The execution, delivery and performance by Seller of this Agreement and each of the Ancillary Agreements do not require any action by or in respect of, or filing with, any governmental body, agency, official or authority other than (i) compliance with any applicable requirements of the HSR Act, (ii) compliance with the requirements of the 1934 Act, (iii) the filing of certain Form UCC-3 termination statements and
(iii) any action, which if not taken, or filing, which if not made, would not, individually or in the aggregate, have a Material Adverse Effect.

         3.04. Non-Contravention. The execution, delivery and performance by Seller of this Agreement and each of the Ancillary Agreements do not and will not (i) contravene or conflict with the corporate charter or bylaws of Seller,
(ii) assuming compliance with the matters referred to in Section 3.03, contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to Seller or the Business or (iii) assuming the receipt of all Required and Other Consents, constitute a default under or give rise to any right of termination, cancellation or acceleration of any right or obligation of Seller or to a loss of any benefit relating to the Business to which Seller is entitled under any provision of any material agreement, contract or other instrument binding upon Seller or by which any of the Purchased Assets is or may be bound, or any material license, franchise, permit or other similar authorization affecting, or related in any way to, the Business (the "Permits").

         3.05. Required and Other Consents. (a) Schedule 3.05(a) sets forth each agreement, contract or other instrument binding upon Seller or any Permit requiring a consent as a result of the execution, delivery and performance of this Agreement and the Ancillary Agreements or the consummation of the transactions contemplated hereby and thereby, except such consents as would not, individually or in the aggregate, have a Material Adverse Effect if not received by the Closing Date (each such consent, a "Required Consent").

                  (b) Schedule 3.05(b) sets forth every other consent (each such consent, an "Other Consent") under such agreements, contracts or other instruments or such Permits that is necessary with respect to the execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby.

         3.06. Subsidiaries. (a) Schedule 3.06 sets forth the Subsidiaries of Seller. Each of Seller's Subsidiaries is a corporation duly incorporated, validly existing in good standing under the laws of its jurisdiction of incorporation, has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect.

                  (b)  All  of  the  outstanding  capital  stock  of,  or  other ownership interests in, each of Seller's Subsidiaries, is owned by Seller, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests). There are no outstanding (i) securities of Seller or any of its Subsidiaries convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any of Seller's Subsidiaries or (ii) options or other rights to acquire from Seller or any obligation of any its Subsidiaries to issue, any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable for any capital stock, voting securities or ownership interests in, any such Subsidiary (the items in clauses (i) and (ii) being referred to collectively as the "Subsidiary Securities"). There are no outstanding obligations of Seller or any of its Subsidiaries to repurchase, redeem or otherwise acquire any outstanding Subsidiary Securities.

         3.07. Properties. (a) Seller leases or subleases all real property used in the Business. Schedule 3.07(a) describes all real property used primarily in the Business specifying the name of the lessor or sublessor, the lease term and basic annual rent.

                  (b) Schedule 3.07(b) describes all personal property used primarily in the Business included in the Purchased Assets, including but not limited to machinery, equipment, furniture, vehicles, storage tanks, spare and replacement parts, fuel and other trade fixtures and fixed assets, and any Liens thereon, specifying in the case of leases or subleases, the name of the lessor or sublessor, the lease term and basic annual rent.

         3.08. Litigation. Except as set forth on Schedule 3.08, there is no action, suit, investigation or proceeding (or any basis therefor) pending against, or to the knowledge of Seller, threatened against or affecting, the Business or any Purchased Asset before any court or arbitrator or any governmental body, agency or official that, if determined or resolved adversely in accordance with the plaintiff's demands, would reasonably be expected to have a Material Adverse Effect or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated hereby.

         3.09. Finders' Fees. Except for Allen & Company Incorporated, whose fees will be paid by Seller, subject to the limits of Sections 2.03(ix) and 2.04(ii), there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of

Seller who might be entitled to any fee or commission from Buyer or any of its Affiliates upon consummation of the transactions contemplated by this Agreement.

         3.10. Opinion of Financial Advisor. Seller has been advised in writing by its financial advisor, Allen & Company Incorporated, that in such advisor's opinion, as of the date hereof, the consideration to be received by Seller in connection with the transactions contemplated hereby is fair to Seller from a financial point of view.

         3.11. Inventory. The inventories of Seller disclosed in the Seller SEC Documents as of March 30, 1996 and in any subsequently filed Seller SEC Documents are stated consistently with the audited financial statements of Seller. Since March 30, 1996, due provision was made on the books of Seller in the ordinary course of business consistent with past practices to provide for all slow-moving, obsolete, or unusable inventories to their estimated useful or scrap values and such inventory reserves are adequate to provide for such slow-moving, obsolete or unusable inventory and inventory shrinkage.

         3.12. Accounts Receivable. The accounts receivable disclosed in the Seller SEC Documents as of March 30, 1996, and, with respect to accounts receivable created since such date, disclosed in any subsequently filed Seller SEC Documents, or as accrued on the books of Seller in the ordinary course of business consistent with past practices in accordance with generally accepted accounting principles since the last filed Seller SEC Documents, represent and will represent bona fide claims against debtors for sales and other charges, are not subject to discount except for normal cash and immaterial trade discounts, and the amount earned for doubtful accounts and allowances disclosed in each of such Seller SEC Documents or accrued on such books is sufficient to provide for any losses that may be sustained on realization of the receivables.

         3.13. Customers and Suppliers. As of the date hereof, no customer which individually accounted for more than 1% of Seller's gross revenues during the 12 month period preceding the date hereof has indicated to Seller that it will stop, or decrease the rate of, buying services or products of Seller, or has at any time on or after March 30, 1996 decreased materially its usage of the services or products of Seller. As of the date hereof, no material supplier of Seller has indicated that it will stop, or decrease the rate of, supplying materials, products or services to Seller. Seller has not knowingly breached, so as to provide a benefit to Seller that was not intended by the parties, any agreement with, or engaged in any fraudulent conduct with respect to, any customer or supplier of Seller.


                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER


         Buyer hereby represents and warranties to Seller that:

         4.01. Organization and Existence. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware
and  has  all  corporate   powers  and  all
material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         4.02. Corporate Authorization. The execution, delivery and performance by Buyer of this Agreement each of the Ancillary Agreements and the consummation by Buyer of the transactions contemplated hereby and thereby are within the corporate powers of Buyer and have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement and each of the Ancillary Agreements constitute valid and binding agreements of Buyer, except that the enforceability of the indemnification provisions of this Agreement may be limited by applicable laws and, with respect to this Agreement and each of the Ancillary Agreements, except that the enforcement of equitable relief is subject to the discretion of courts in awarding equitable relief and applicable bankruptcy, reorganization, insolvency, moratorium and similar laws.

         4.03. Governmental Authorization. The execution, delivery and performance by Buyer of this Agreement and each of the Ancillary Agreements requires no action by or in respect of, or filing with, any governmental body, agency, official or authority other than (i) compliance with any applicable requirements of the HSR Act, (ii) the filing of a Form D following the Closing,
(iii) the filing of a notice under Section 25102(f) of the California Corporations Code and (iv) any action, which if not taken, or filing, which if not made, would not, individually or in the aggregate, have a Material Adverse Effect.

         4.04. Non-Contravention. The execution, delivery and performance by Buyer of this Agreement and each of the Ancillary Agreements do not and will not
(i) contravene or conflict with the corporate charter or bylaws of Buyer or (ii) assuming compliance with the matters referred to in Section 4.03, contravene or conflict with any provision of any law, regulation, judgment, injunction, order or decree binding upon Buyer.

         4.05. Finders' Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Buyer who might be entitled to any fee or commission from Seller or any of its Affiliates upon consummation of the transactions contemplated by this Agreement.

         4.06. Litigation. There is no action, suit, investigation or proceeding pending against, or to the knowledge of Buyer threatened against or affecting, Buyer before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated hereby.

         4.07. Solvency. After giving effect to the transactions contemplated hereby and by the Merger, Buyer will not (i) be insolvent (either because its financial condition is such that the sum of its debts is greater than the fair value of its assets or because the present fair saleable value of its assets will be less than the amount required to pay its probable liability on its debts as they become absolute and matured), (ii) have unreasonably small capital with which to engage in its business or (iii) have incurred or plan to incur debts beyond its ability to pay as they become absolute and matured.

                                    ARTICLE V

                               COVENANTS OF SELLER


         Seller agrees that:

         5.01. Conduct of the Business. From the date hereof until the Closing Date, Seller shall conduct the Business in the ordinary course consistent with past practice, use its best efforts to preserve intact the business organization and relationships with third parties of the Business, and to keep available the services of the present employees of the Business. Without limiting the generality of the foregoing, from the date hereof until the Closing Date, Seller will not:

                  (a) with respect to the Business acquire a material amount of assets from any other Person;

                  (b) sell, lease, license or otherwise dispose of any Purchased Assets except (i) pursuant to existing contracts or commitments and (ii) in the ordinary course consistent with past practice; or

                  (c) agree or commit to do any of the foregoing.

Seller will not (i) take or agree or commit to take any action that would make any representation and warranty of Seller hereunder inaccurate in any respect at, or as of any time prior to, the Closing Date or (ii) omit or agree or commit to omit to take any action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time.

         5.02. Access to Information. From the date hereof until the Closing Date, Seller (a) will give Buyer, its counsel, financial advisors, financing sources, auditors and other authorized representatives access on reasonable notice and at reasonable times to the offices, properties, books and records of Seller related to the Business, (b) will furnish to Buyer, its counsel, financial advisors, financing sources, auditors and other authorized representatives such financial and operating data and other information relating to the Business as such Persons may reasonably request and (c) will instruct the employees, counsel and financial advisors of Seller to cooperate with Buyer in its investigation of the Business; provided that any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of Seller. Notwithstanding the foregoing, Buyer shall not have access to personnel records of Seller relating to individual performance or evaluation records, medical histories or other information that in Seller's good faith opinion is sensitive or the disclosure of which could subject Seller to risk of liability.

         5.03. Notices of Certain Events. Seller shall promptly notify Buyer of:

                           (i) any notice or other communication from any Person
                  alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

                           (ii) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

                           (iii) any actions,  suits, claims,  investigations or
                  proceedings  commenced  or,  to  the  best  of  its  knowledge threatened against, relating to or involving or otherwise affecting Seller or the Business that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.08 or that relate to the consummation of the transactions contemplated by this Agreement.

         5.04. Confidentiality. Seller will hold, and will use its best efforts to cause its officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning Buyer or the Business, except to the extent that such information can be shown to have been (i) previously known on a nonconfidential basis by Seller, (ii) in the public domain through no fault of Seller or (iii) later lawfully acquired by Seller from sources other than Buyer; provided that Seller may disclose such information to its officers, directors, employees, accountants, counsel, consultants, advisors and agents in connection with the transactions contemplated by this Agreement so long as such persons are informed by Seller of the confidential nature of such information and are directed by Seller to treat such information confidentially. The obligation of Seller and its Affiliates to hold any such information in confidence shall be satisfied if the exercise the same care with respect to such information as they would take to preserve the confidentiality of their own similar information. If this Agreement is terminated, Seller and its Affiliates will, and will use their best efforts to cause their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents to, destroy or deliver to Buyer, upon request, all documents and other materials, and all copies thereof, obtained by Seller or its Affiliates or on their behalf from Buyer in connection with this Agreement that are subject to such confidence.

         5.05. Trademarks; Tradenames. As soon as practicable after the Closing Date, Seller shall eliminate the use of all of the trademarks, tradenames, service marks and service names used in the Business, other than the MICA Trademark, in any of their forms or spellings, on all advertising, stationery, business cards, checks, purchase orders and acknowledgments, customer agreements and other contracts and business documents. Seller shall change the corporate name of Seller so as to bear no resemblance to current name of Seller.

         5.06. Tax Covenants. Seller and its Subsidiaries shall file all Tax Returns for periods ending prior to or including the Closing Date in accordance with their past practice and custom in filing their respective Tax Returns, except where the failure to do so does not result in a material increase in the amount of the Assumed Liabilities and except where to so would result in material penalties to the Seller. Seller shall timely pay all Taxes owed by it and each of its Subsidiaries (subject to reimbursement by Buyer to the extent prescribed in Section 2.03(viii) Section 2.03(ix) and 8.02(c)), except where the failure to do so does not result in a material increase in the amount of the Assumed Liabilities. Seller shall not (i) make any new elections with respect to Taxes, (ii) any changes in the current elections with respect to Taxes, or (iii) file any amended Tax Return, except where the failure to do so
(i) does not result in a material increase in the amount of Assumed Liabilities and (ii) would result in material penalties to the Seller, without the prior written consent of Buyer.

         5.07. Maintenance of Cash. Seller shall keep $3,500,000 in cash and cash equivalents except where to do so would cause a Material Adverse Effect.

         5.08. Consents. Seller shall use all reasonable efforts to obtain all Required Consents and all consents, authorizations or approvals from the governmental agencies referred to in Section 3.03, in each case in form and substance reasonably satisfactory to Buyer.



                                   ARTICLE VI

                               COVENANTS OF BUYER


         6.01. Confidentiality. (i) Prior to the Closing Date and after any termination of this Agreement, Buyer and its Affiliates will hold, and will use their best efforts to cause their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning the Business furnished to Buyer or its Affiliates in connection with the transactions contemplated by this Agreement;

                           (ii) Buyer and its Affiliates will hold, and will use
their best efforts to cause their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning the MICA Assets;

                  in each case, except to the extent that such information can be shown to have been (i) previously known on a nonconfidential basis by Buyer,
(ii) in the public domain through no fault of Buyer or (iii) later lawfully acquired by Buyer from sources other than Seller; provided that Buyer may disclose such information to its officers, directors, employees, accountants, counsel, consultants, advisors and agents in connection with the transactions contemplated by this Agreement so long as such persons are informed by Buyer of the confidential nature of such information and are directed by Buyer to treat such information confidentially. The obligation of Buyer and its Affiliates to hold any such information in confidence shall be satisfied if the exercise the same care with respect to such information a they would take to preserve the confidentiality of their own similar information. If this Agreement is terminated, Buyer and its Affiliates will, and will use their best efforts to cause their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents to, destroy or deliver to Seller, upon request, all documents and other materials, and all copies thereof, obtained by Buyer or its Affiliates or on their behalf from Seller in connection with this Agreement that are subject to such confidence.

         6.02. Access. On and after the Closing Date, Buyer will afford to Seller and its agents reasonable access, upon at least twenty-four (24) hours' prior notice, to its properties, books, records, employees and auditors to the extent necessary to permit Seller to determine any matter relating to its rights and obligations hereunder or to any period ending on or before the Closing Date; provided that any such access by Seller shall not unreasonably interfere with the conduct of the business of Buyer.



                                   ARTICLE VII

                            COVENANTS OF BOTH PARTIES


         The parties hereto agree that:

         7.01. Best Efforts; Further Assurances. (a) Subject to the terms and conditions of this Agreement, each party will use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations to consummate the transactions contemplated by this Agreement. Seller and Buyer each agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement and the Ancillary Agreements and to vest in Buyer good and marketable title to the Purchased Assets.

                  (b) Seller hereby constitutes and appoints, effective as of the Closing Date, Buyer and its successors and assigns as the true and lawful attorney of Seller with full power of substitution in the name of Buyer or in the name of Seller, but for the benefit of Buyer (i) to collect for the account of Buyer any items of Purchased Assets and (ii) to institute and prosecute all proceedings which Buyer may in its sole discretion deem proper in order to assert or enforce any right, title or interest in, to or under the Purchased Assets, and to defend or compromise any and all actions, suits or proceedings in respect of the Purchased Assets. Buyer shall be entitled to retain for its account any amounts collected pursuant to the foregoing powers, including any amounts payable as interest in respect thereof.

         7.02. Proxy Statement and 13E-3 Transaction Statement. As promptly as practicable, Seller and Buyer, to the extent required by applicable law, regulation or the interpretation thereof by the Securities and Exchange Commission (the "Commission") will prepare and file a preliminary Proxy
Statement and a 13E-3 Transaction Statement related to the transactions contemplated hereby with the Commission and will use their best efforts to respond to the comments of the Commission in connection therewith and to furnish all information required to prepare a definitive Proxy Statement (including, without limitation, financial statements and supporting schedules and certificates and reports of independent public accountants) and a final

13E-3 Transaction Statement. Seller will cause the definitive Proxy Statement to be mailed to the shareholders of Seller and, if necessary, after the definitive Proxy Statement shall have been so mailed, promptly circulate amended, supplemental or supplemented proxy materials and, if required in connection therewith, resolicit proxies.

         7.03. Certain Filings. Seller and Buyer shall cooperate with one another (a) in determining whether any action by or in respect of, or filing with, any governmental body, agency, official or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and each of the Ancillary Agreements and (b) in taking such actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.

         7.04. Public Announcements. The parties agree to consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any national securities exchange, will not issue any such press release or make any such public statement prior to such consultation.



                                  ARTICLE VIII

                                   TAX MATTERS


         8.01. Tax Definitions. The following terms, as used herein, have the following meanings:

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Tax" means any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, franchise, capital, paid-up capital, profits, greenmail, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax.

         "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendments thereof.

         8.02. Tax Cooperation; Allocation of Taxes; Tax Reimbursement. (a) Buyer and Seller agree to furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information and assistance relating to the Purchased Assets and the Business as is reasonably necessary for the filing of all Tax Returns, and making of any election related to Taxes, the preparation for any audit by any taxing authority, and the prosecution or defense of any claim, suit or proceeding relating to any Tax Return.

                  (b) Any transfer, documentary, sales, use or other Taxes assessed upon or with respect to the transfer of the Purchased Assets to Buyer and any recording or filing fees with respect thereto shall be the co-responsibility of Seller and Buyer, in the manner contemplated by the provisions of Sections 2.03(ix) and 2.04(ii).

                  (c) Buyer shall pay to Seller all amounts of Taxes which constitute Assumed Liabilities under this Agreement (other than liabilities for Taxes that are being contested in good faith by Seller), five (5) days prior to the date on which any such Tax liability is due upon written demand therefor from Seller. Seller's written demand shall be forwarded to Buyer ten (10) business days prior to the due date for any such Tax liability and shall include a copy of the Tax Return or other appropriate documentation (including notices or demands from taxing authorities) evidencing such Tax liability. If Buyer believes that such Tax liability is being invalidity assessed and/or may be recovered through a claim for refund or other proceeding, Buyer shall so notify Seller. Seller and Buyer shall promptly consult with each other regarding the potential contest or recovery of said Tax liability. If Buyer and Seller are unable to agree on the appropriate course of action, the dispute shall be promptly referred to an independent accounting firm or law firm acceptable to the parties in order to resolve the dispute, which resolution shall be binding on both parties. If, as a result of the consultation between the parties or other resolution, it is determined that the subject Tax liability, will be paid and not contested, Buyer shall pay Seller the amount of such Tax liability. Subject to the foregoing, Buyer shall control, and Seller and Buyer shall cooperate with each other in the conduct of, any audit or other proceeding related to Taxes involving the Business, and each shall execute and deliver such powers of attorney and other documents as are necessary to carry out the intent of this paragraph 8.02(c) and paragraph 8.02(a).





                                   ARTICLE IX

                         EMPLOYEES AND EMPLOYEE BENEFITS


         9.01. Employee Benefits Definitions. The following terms, as used herein, having the following meanings:

         "Benefit Arrangement" means an employment, severance or similar contract, arrangement or policy and each plan or arrangement providing for severance, insurance coverage (including any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, pension or retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation rights or other forms of incentive compensation or post-retirement insurance, compensation or benefits that (i) is not an Employee Plan and (ii) is maintained or contributed to by Seller or any of its ERISA Affiliates.

         "Employee Plan" means each "employee benefit plan," as such term is defined in Section 3(3) of ERISA, that (i) is subject to any provision of ERISA and (ii) is maintained or contributed to by Seller or any of its ERISA Affiliates, as the case may be.

         "Multiemployer Plan" means each Employee Plan that is a multiemployer plan, as defined in Section 3(37) of ERISA.

         9.02. Employees and Offers of Employment. On or prior to the Closing Date, Buyer may offer employment to any or all of the employees of the Business listed on Schedule 9.02(a) who are "active employees" on the Closing Date; provided, that Buyer may terminate at any time after the Closing Date the employment of any employee who accepts such offer. For purposes of this Article IX, the term "active employee" shall mean any Person who, on the Closing Date, is actively employed by Seller or who is on short-term disability leave, authorized leave of absence, military service or lay-off with recall rights as of the Closing Date (such inactive employees shall be offered employment by Buyer as of the date they return to active employment), but shall exclude any other inactive or former employee including any Person who has been on long-term disability leave or unauthorized leave of absence or who has terminated his or her employment, retired or died on or before the Closing Date. Any such offers shall be at such salary or wage and benefit levels and on such other terms and conditions as Buyer shall in its sole discretion deem appropriate. The employees who accept and commence employment with Buyer are hereinafter collectively referred to as the "Transferred Employees." Seller will not take, any action that would impede, hinder, interfere or otherwise compete with Buyer's effort to hire any Transferred Employees. Buyer will not discuss nor offer employment to the employees listed on Schedule 9.02(b).

         9.03. Assumption of Seller's Employee Plans and Benefit Arrangements. Each of Seller's Employee Plans and Benefit Arrangements is listed on Schedule
9.03. As of the Closing Date Buyer shall adopt and assume Seller's Employee Plans and Benefit Arrangements on behalf of the employees listed on Schedule 9.02(a).

         9.04. Buyer Benefit Plans. Buyer or one of its Affiliates will recognize all service of the Transferred Employees with Seller or any of its Affiliates, for purposes of eligibility to participate in those employee benefit plans, within the meaning of Section 3(3) of ERISA, in which the Transferred Employees are enrolled by Buyer or one of its Affiliates immediately after the Closing Date. Any medical plan adopted by Buyer after the Closing, to the extent available on commercially reasonable terms, shall contain no pre-existing exclusions and shall provide credit for deductibles and co-payments for the 1996 calendar year so that the Transferred Employees shall not be entitled to any continuation coverage under Seller's plans pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

         9.05. No Third Party Beneficiaries. No provision of this Article shall create any third party beneficiary or other rights in any employee or former employee (including any beneficiary or dependent thereof) of Seller or of any of its subsidiaries in respect of continued employment (or resumed employment) with either Buyer or the Business or any of their Affiliates and no provision of this
Article IX shall create any such rights in any such Persons in respect of any benefits that may be provided, directly or indirectly, under any Employee Plan or Benefit Arrangement or any plan or arrangement that may be established by Buyer or any of its Affiliates. No provision of this Agreement shall constitute a limitation on rights to amend, modify or terminate after the Closing Date any such plans or arrangements of Buyer or any of its Affiliates.


                                    ARTICLE X

                              CONDITIONS TO CLOSING


         10.01. Conditions to the Obligations of Each Party. The obligations of Buyer and Seller to consummate the Closing are subject to the satisfaction of the following conditions:

                  (a) The approval of the transactions contemplated hereby and the Merger by the affirmative vote, in person or by proxy, of the holders of a majority of the issued shares of Seller's Common Stock, no par value, outstanding on the record date fixed for determining the shareholders of Seller entitled to vote thereon at the Special Meeting.

                  (b)(i) All of the conditions to the closing of the Merger, other than the Closing of the transactions contemplated hereby, shall have been satisfied or waived and (ii) Buyer and Seller shall have received a certificate to that effect from each of the parties to the Merger Agreement.

                  (c) Any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

                  (d) No preliminary or permanent injunction or other order issued by any court, arbitrator or governmental body, agency or authority which restrains or prohibits the consummation of the transactions contemplated hereby or the Merger.

                  (e) All actions by or in respect of or filings with any governmental body, agency, official or authority required to permit the consummation of the Closing shall have been obtained except where the failure so to obtain would not have a Material Adverse Effect.

         10.02. Conditions to Obligations of Buyer. The obligation of Buyer to consummate the Closing is subject to the satisfaction of the following further conditions:

                  (a)(i) Seller shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date, (ii) the representations and warranties of Seller contained in this Agreement as of the date hereof shall be true and correct in all material respects as of such date, except: (a) to the extent such representations and warranties are by their express provisions made as of the date of this Agreement or another specified date; and (b) for the effect of any activities or transactions which may have taken place after the date of this Agreement which are contemplated by this Agreement and the Ancillary Agreements; and (iii) Buyer shall have received a certificate signed by the Chief Financial Officer of Seller to the foregoing effect.

                  (b) No provision of any applicable law or regulation and no judgment, injunction, order or decree shall restrain, prohibit or otherwise materially interfere with the effective operation or enjoyment by Buyer of all or any material portion of the Purchased Assets.

                  (c) Seller shall have executed and delivered the MICA License Agreement.

                  (d) Buyer shall have received such closing documents as it may reasonably request, all in form and substance reasonably satisfactory to Buyer.

         10.03. Conditions to Obligations of Seller. The obligation of Seller to consummate the Closing is subject to the satisfaction of the following further conditions:

                  (a)(i) Buyer shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date, (ii) the representations and warranties of Buyer contained in this Agreement as of the date hereof shall be true and correct in all material respects at and as of the Closing Date, as if made at and as of such date and
(iii) Seller shall have received a certificate signed by the Chief Executive Officer of Buyer to the foregoing effect.

                  (b) Buyer shall have received all consents, authorizations or approvals from governmental agencies referred to in Section 4.03, in each case in form and substance reasonably satisfactory to Seller, and no such consent, authorization or approval shall have been removed.

                  (c) The opinion of Allen & Company Incorporated, financial advisor to Seller, referred to in Section 3.10, shall not have been withdrawn prior to the mailing of the proxy statement to Seller's shareholders.

                  (d) Buyer shall have executed and delivered the Preferred Stock Purchase and Noteholder Rights Agreement on the date hereof and such agreement shall remain in full force and effect.

                  (e) Seller shall have received all other closing documents it may reasonably request, all in form and substance reasonably satisfactory to Seller.



                                   ARTICLE XI

                                 INDEMNIFICATION



         11.01. Indemnification. (a) Buyer shall, for a period of ten (10) years from the Closing Date, indemnify and hold harmless Seller, any Affiliate thereof and the directors, officers, employees, counsel or agents of Seller or any such Affiliate, from and against any losses, claims, demands, actions, proceedings, damages, liabilities or expenses arising out of, resulting directly or indirectly from, or relating to (i) the Purchased Assets, (ii) the Assumed Liabilities, including, without limitation, any obligations or liabilities resulting from the actions, suits, investigations or proceedings set forth on
Schedule 3.08, (iii) the transactions contemplated hereby or (iv) the Business, either preceding or after the Closing; provided that such indemnification shall be subject to any limitation imposed from time to time under applicable law and provided further that Buyer's liability for indemnification hereunder shall be reduced by any amounts recovered by Seller under any insurance policy.

                  (b) Seller shall, for a period of ten (10) years from the Closing Date, indemnify and hold harmless the directors, officers, employees, counsel or agents of Buyer or any affiliate thereof, from and against any losses, claims, demands, actions, proceeds, damages, liabilities or expenses arising out of, resulting directly or indirectly from, or relating to (i) the Excluded Assets or (ii) the Excluded Liabilities; provided that such indemnification shall be subject to any limitation imposed from time to time under applicable law.

         11.02. Procedures; No Waiver. (a) Seller agrees to give prompt notice to Buyer of the assertion of any claim, or demand or the commencement of any suit, action or proceeding in respect of which indemnity may be sought under such Section 11.01; provided that the failure to provide such prompt notice to Buyer shall not relieve Buyer of any liability which it may have to Seller unless such failure has prejudiced the defense of such litigation. Buyer shall assume the defense of each action, suit, investigation or proceeding set forth on Schedule 3.08. In addition, in the event any additional action, suit, investigation or proceeding is brought against Seller in respect of which indemnity may be sought under Section 11.01, Buyer shall be entitled to participate therein and assume the defense thereof; unless, however, Seller reasonably determines that defenses may be available to Seller which are not available to Buyer and may/or may not be consistent with the best interests of Buyer. In such event, Seller shall have the right to assume its own defense, with counsel reasonably satisfactory to Buyer, and shall signify by promptly notifying Buyer in writing of its decision. Such decision shall not relieve Buyer of any liability it may have to Seller; provided that in such event the legal or other expenses incurred in connection with Seller's defense shall be borne by Seller. Neither Buyer nor Seller shall compromise or consent to the entry of any judgment as to any pending, threatened or future claim, action, investigation or proceeding without the prior written consent of the other, which consent shall not be unreasonably withheld. Without limitation of the foregoing, in the event Seller or Buyer is or becomes involved in any capacity in any action, proceeding or investigation (collectively, a "Claim"), for which indemnification is available, Buyer in the case of a Claim involving Seller and Seller in the case of a Claim involving Buyer, shall pay as incurred such indemnified party's reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith.

                  (b) No waiver of a closing condition by either Buyer or Seller shall limit its rights under Section 11.01.

                                   ARTICLE XII

                                   TERMINATION



         12.01. Grounds for Termination. This Agreement may be terminated at any time prior to the Closing:

                           (i)  by mutual written agreement of Seller and Buyer;

                           (ii) by either Seller or Buyer,  if, without fault of
                  the terminating party, the Closing shall not have been consummated on or before December 31, 1996 (or such later date as may be agreed upon in writing by the parties hereto);

                           (iii) by either Seller or Buyer if there shall be any
                  law or regulation that makes the consummation of the transactions contemplated hereby illegal or otherwise prohibited or if consummation of the transactions contemplated hereby would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction; or

                           (iv)  by  either   Seller  or  Buyer  if  the  Merger
                  Agreement is terminated pursuant to the provisions contained therein.

         The party desiring to terminate this Agreement pursuant to clauses (ii) or (iii) shall give notice of such termination to the other party.


         12.02. Effect of Termination. Subject to Section 13.03, if this Agreement is terminated as permitted by Section 12.01, such termination shall be without liability of either party (or any shareholder, director, officer, employee, agent, consultant or representative of such party) to the other party to this Agreement; provided that (a) if such termination shall result from the willful failure of either party to fulfill a condition to the performance of the obligations of the other party or to perform a covenant of this Agreement or from a willful breach by either party to this Agreement, such party shall be fully liable for any and all Losses incurred or suffered by the other party as a result of such failure or breach. The provisions of Sections 6.01(i) and 13.03 shall survive any termination hereof pursuant to Section 12.01.



                                  ARTICLE XIII

                                  MISCELLANEOUS



         13.01. Notices. All notices, requests and other communications to either party hereunder shall be in writing (including telex, facsimile or similar writing) and shall be given, if to Buyer, to:

                  Telebit (Newco) Inc.
                  One Executive Drive
                  Chelmsford, MA  01824
                  Attn:  James D. Norrod
                  Facsimile no:  (508) 441-9238

                  with a copy to:

                  Hale and Dorr
                  60 State Street
                  Boston, MA  02109
                  Attn:  Alexander A. Bernhard
                  Facsimile no:  (617) 367-5071

         if to Seller, to:

                  Telebit Corporation
                  One Executive Drive
                  Chelmsford, MA  01824
                  Attn:  Brian D. Cohen
                  Facsimile no:  (508) 656-9304

                  with a copy to:

                  Testa, Hurwitz & Thibeault, LLP
                  High Street Tower
                  125 High Street
                  Boston, MA  02110
                  Attn:  William J. Schnoor, Jr.
                  Facsimile no:  (617) 248-7100

All such notices, requests, demands and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

         13.02. Amendments; No Waivers. (a) Any provisions of this Agreement may be amended or waived prior to the Closing Date if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Buyer and Seller, or in the case of a waiver, by the party against whom the waiver is to be effective.

                  (b) No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         13.03. Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         13.04. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that neither party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party except that Buyer may transfer or assign, in whole or from time to time in part, to one or more of its Affiliates, the right to purchase all or a portion of the Purchased Assets, but no such transfer or assignment will relieve Buyer of its obligations hereunder.

         13.05. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the Commonwealth of Massachusetts, without regard to the conflicts of law rules of such state.

         13.06. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

         13.07. Entire Agreement. This Agreement and each of the Ancillary Agreements constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by either party hereto. Neither this Agreement nor any of the Ancillary Agreements nor any provision hereof or thereof, is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

         13.08. Bulk Sales Laws. Buyer and Seller each hereby waive compliance by Seller with the provisions of the "bulk sales," "bulk transfer" or similar laws of any state.

         13.09. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         13.10. Non-Survival of Representations and Warranties. All representations and warranties made in this Agreement are made solely by Buyer and Seller and shall terminate and be of no further force and effect at the Closing. The execution of this Agreement and each of the Ancillary Agreements or any other instrument or document delivered in connection herewith or therewith by any Person on behalf of Buyer or Seller shall not be deemed individual affirmation of, or result in any personal liability of any such Person upon any breach or default of, any representation or warranty herein or therein. No such representation or warranty shall create any right in favor of or may be relied upon by any Person other than Buyer or Seller or their permitted successors and assigns hereunder and thereunder.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto here caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              TELEBIT (NEWCO) INC.


                              By:  /s/ James D. Norrod
                                 ----------------------
                              Name:  James D. Norrod
                              Title:  President/C.E.O.


                              TELEBIT CORPORATION


                              By:  /s/ Brian D. Cohen
                                 ----------------------
                              Name:  Brian D. Cohen
                              Title:  Chief Financial Officer

                                                                       Exhibit A

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


         ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of July 21, 1996, between Telebit Corporation, a California corporation ("Seller"), and Telebit (Newco) Inc., a Delaware corporation ("Buyer").

                               W I T N E S S E T H

         WHEREAS, Buyer and Seller have concurrently herewith consummated the purchase by Buyer of the Purchased Assets pursuant to the terms and conditions of the Asset Purchase Agreement dated July 21, 1996 between Buyer and Seller, (the "Asset Purchase Agreement"; terms defined in the Asset Purchase Agreement and not otherwise defined herein being used herein as therein defined);

         WHEREAS, pursuant to the Asset Purchase Agreement, Buyer has agreed to assume certain liabilities and obligations of Seller with respect to the Purchased Assets and the Business;

         NOW, THEREFORE, in consideration of the sale of the Purchased Assets and in accordance with the terms of the Asset Purchase Agreement, Buyer and Seller agree as follows:

         1. (a) Seller does hereby sell, transfer, assign and deliver to Buyer all of the right, title and interest of Seller in, to and under the Purchased Assets; provided that no sale, transfer, assignment or delivery shall be made or any or any material portion of any of the Contracts or Permits if an attempted sale, assignment, transfer or delivery, without the consent of a third party, would constitute a breach or other contravention thereof or in any way adversely affect the rights of Buyer or Seller thereunder.

            (b) Buyer does hereby accept all the right, title and interest of Seller in, to and under all of the Purchased Assets (except as aforesaid) and Buyer assumes and agrees to pay, perform and discharge promptly and fully when due all of the Assumed Liabilities and to perform all of the obligations of Seller to be performed under the Contracts.

         2. This Agreement shall be construed in accordance with and governed by the law of the State of Massachusetts, without regard to the conflicts of law rules of such state.

         3. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.


                                      A-1


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                                  TELEBIT CORPORATION



                                                  By:___________________________
                                                  Name:
                                                  Title:


                                                  TELEBIT (NEWCO) INC.



                                                  By:___________________________
                                                  Name:
                                                  Title:


                                      A-2

                                                                       Exhibit B
                                                                Atty. Docket No.
                                                                       (   /   )

                                PATENT ASSIGNMENT
                                -----------------

         WHEREAS, I, INVENTOR, have invented one or more improvements in
                                            TITLE OF THE INVENTION

described in an application (or provisional application) for Letters Patent of the United States:

               * identified by Attorney Docket No. - - - -, and/or executed by me of even date herewith and about to be filed in the United States Patent Office;

               * Serial No. 0 /      filed in the United  States  Patent  Office
 on   ; and

         WHEREAS, CORPORATION (hereinafter "ASSIGNEE"), a corporation organized and existing under the laws of the State/Commonwealth o STATE OF INCORPORATION, and having a usual place of business at ADDRESS OF INCORPORATION desires to acquire an interest therein, in accordance with agreements duly entered into with me;

         NOW THEREFORE, to all whom it may concern be it known that for and in consideration of said agreements and of other good and valuable consideration, the receipt of which is hereby acknowledged, I have sold, assigned and transferred and by these presents do hereby sell, assign and transfer unto said ASSIGNEE, it successors, assigns, and legal representatives, my entire right, title and interest in and throughout the United States of America, its territories and all foreign countries, in and to the inventions described in said application, together with my entire right, title and interest in and to said application and such Letters Patent as may issue thereon or claim priority under international convention; said inventions, applications and Letters Patent to be held and enjoyed by said ASSIGNEE for its own use and behalf and for its successors, assigns and legal representatives, to the full end of the term for which said Letters Patent may be granted as fully and entirely as the same would have been held by me had this assignment and sale not been made; I hereby convey all of my rights arising under or pursuant to any and all international agreements, treaties or laws relating to the protection of industrial property by filing any such application for Letters Patent. I hereby acknowledge that this assignment, being of my entire right, title and interest in and to said invention, carries with it the right in ASSIGNEE to apply for and obtain from competent authorities in all countries of the world any and all Letters Patent by attorneys and agents of ASSIGNEE's selection and the right to procure the grant of all Letters Patent to ASSIGNEE for its own name as assignee of my entire right, title and interest therein.

         AND,  I  hereby   further   agree  for  myself  and  my  executors  and
administrators to execute upon request any other lawful documents and likewise to perform any other lawful acts which


                                      B-1


may be deemed necessary to secure fully the aforesaid invention to said ASSIGNEE, it successor, assigns, and legal representatives, but at its or their expense and charges, including: the execution of applications for patents in foreign countries; the execution of substitution, reissue, divisional or continuation applications; and preliminary or other statements or the giving of testimony in any interference or other proceeding in which said invention or any application or patent directed thereto may be involved; and I further hereby authorize ASSIGNEE or its attorneys or agents to insert the correct serial number and filing date into this assignment if none is indicated on that date of my execution of this assignment;

         AND, I do hereby authorize and request the Commissioner of Patents of the United States to issue such Letters Patent as shall be granted upon said application or applications based thereon to said ASSIGNEE, its successor, assigns, and legal representatives.


         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my seal the date set forth below.


                                      B-2


                                                                       Exhibit C
                                                  Atty. Docket No.: [DOCKET NO.]

                             ASSIGNMENT OF TRADEMARK

         WHEREAS, [ASSIGNOR], a United States citizen, residing at [ADDRESS], (hereinafter referred to as "Assignor") is the owner of the entire right, title and interest in and to the trademark application serial no. [SERIAL NO.] (hereinafter referred to as the "Application") and goodwill related thereto for the mark [TRADEMARK], filing date [FILING DATE] (hereinafter referred to as the "Mark"); and


         WHEREAS, [ASSIGNEE], a successor corporation in interest to Assignor's interest in and to the Mark, the Application and the goods and services intended to be sold in interstate commerce under the Mark, which corporation is organized and existing under the laws of the State of Delaware and having a post office address and place of business at [ADDRESS] (hereinafter referred to as "Assignee") is desirous of acquiring the entire right, title and interest in and to the Mark, the Application and the business and goodwill of the business in connection with which the aforesaid Mark has been used; and


         WHEREAS, Assignor has agreed to execute such additional instruments as may be necessary or desirable to confirm such acquisition by Assignee;

         NOW THEREFORE, in consideration of the foregoing, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Assignor hereby sells, assigns, transfers and sets over to Assignee, its successors, legal representatives and assigns, the entire right, title, and interest of Assignor in and to said Mark, and the Application together with the business and goodwill of the business in connection with which the aforesaid Mark has been and/or is intended to be used, and all claims, if any, which may have arisen thereunder prior to the date of this instrument.


                                      C-1



         IN WITNESS WHEREOF, Assignor has caused this instrument to be executed, all effective this ___ day of __________, 1996.




                                                     ---------------------------
                                                     By:  [ASSIGNOR]


                                      C-2



                                                                       Exhibit D

                            ASSIGNMENT OF COPYRIGHTS


         I, ________________________________,  residing at _____________ Street,
City of __________________,  State of  ________________________,  referred to as assignor, in consideration of $_______________, the receipt of which is acknowledged, assign to ______________________ residing at ___________________
Street, City of ____________________, State of ___________________,  referred to as assignee, all of my right, title and interest in and to any copyright that may be secured under the laws now or later in force and effect in the United States of America or in any other country or countries.


         [Assignor lists all the performing rights, whether as a dramatic work or musical work, or as partly a dramatic work and partly a musical work, in whatever medium it may be performed, whether now known or later devised or known, and including all rights of translation and dramatization and all television and moving picture rights.]


         Assignor warrants that (1) he [she] is the author and owner of the literary work and that it is an original work of the assignor, (2) the copyright is a valid and subsisting copyright, and (3) he [she] has not assigned nor pledged the literary work or the copyright.

         In witness, etc.


                                                         [Signature of assignor]





                                      D-1

                                                                       Exhibit E

                       BILL OF SALE AND GENERAL ASSIGNMENT


         Telebit Corporation, a California corporation (the "Seller"), for good and valuable consideration to it paid, receipt and sufficiency of which is hereby acknowledged, and pursuant to the Asset Purchase Agreement (the "Agreement") dated July 21, 1996 between Seller and Telebit (Newco) Inc., a Delaware corporation (the "Buyer"), and notwithstanding that the following property may be conveyed by separate and specific transfer documents, by these presents does sell, assign, transfer and deliver unto Buyer, and its successors and assigns, as of __________________, 1996 (the "Closing Date"), all of its rights, title and interest in the Purchased Assets;

         TO HAVE AND TO HOLD the Purchased Assets unto Buyer and its successors and assigns, to and for its or their use forever,

         This Bill of Sale is being delivered pursuant to the Agreement and shall be construed consistently therewith.

         IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be signed by its duly authorized officer on the Closing Date.

                                            TELEBIT CORPORATION


                                             By:________________________________
                                                Name:
                                                Title:




[Seal]


                                      E-1



COMMONWEALTH OF MASSACHUSETTS


                                  )  ss.:
COUNTY OF ___________________     )


         On this _________ day of ______________, 199_, before me personally came _____________________, to be personally known, who, being duly sworn, did depose and say that he resides at ________________________; that he is __________________ of Telebit Corporation, one of the corporations described in and which executed the above instrument; that he knows the Corporate seal of said corporation; that the seal affixed of said instrument is such corporate seal; that it was so fixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by likely authority.



                                  ----------------------------------
                                  Notary Public


                                      E-2


                                                                       Exhibit F

                                LICENSE AGREEMENT


                  This License Agreement ("Agreement") is entered into and effective as of , 1996 ("Effective Date"), by and between Telebit Corporation ("Licensor"), a California corporation, with its principal place of business at
                  , and Telebit (Newco) Inc., ("Licensee"), a       corporation,
 with its principal place of business at



                         1. Definitions.

                            a.   "Derivative   Works"   shall   mean:   (i)  for
copyrightable material, any work based upon one or more preexisting works, such as a translation, abridgement, modification, revision, condensation, collection, compilation or any other form in which an existing work may be recast, transformed, or adapted; (ii) for patentable or patented material, any adaption, subset, addition, combination or improvement thereof; and (iii) for material which is protected by trade secret, any new material, information or data derived from such existing trade secret material, information or data, including without limitation new material which may be protected by copyright, patent or trade secret or other proprietary or intellectual property protection.

                            b. "Intellectual  Property Rights" shall mean patent
rights, copyrights, trademarks, service marks, trade secrets and any and all other statutory and legal rights and protections available under applicable laws for the protection of intellectual property.

                            c.  "Licensed  Mark" shall mean solely the trademark
MICA( provided, however, that the appearance and/or style of the MICA( mark may change from time to time in Licensor's sole discretion. As of the Effective Date, the Licensed Mark is the subject of the trademark registrations and pending applications set forth in Attachment B hereto.

                            d.  "Licensee  Products"  shall  mean  solely  those
products manufactured by or for Licensee in which the Licensed Technology, or any portion thereof, is embedded and to which Licensee has added substantial value.

                            e.  "Licensed   Technology"  shall  mean  Licensor's
proprietary MICA( digital modem technology as set forth in Attachment A hereto, in object code only, together with reasonable documentation provided therewith to Licensee by Licensor. "Licensed Technology" shall include Updates (as defined below) and any Derivative Works created or developed by Licensor for Licensee under Development Projects (as defined in Section 6.e below) pursuant to Section 6.e below, if any.

                            f. "Promissory  Note" shall mean the promissory note
executed by Licensee on , 1996.


                                      F-1



                            g.  "Updates"  shall  mean  any bug  fixes  or minor
maintenance releases or general enhancements, improvements or modifications to the Licensed Technology, except that Updates shall not include any releases, enhancements, improvements or modifications to the Licensed Technology created for the purpose of (i) customizing the Licensed Technology for use with products of Licensor or Cisco Systems, Inc. or (ii) making the Licensed Technology compatible with products of Licensor or Cisco Systems, Inc.


                         2. License Grant.

                            a. Subject to all the terms and  conditions  of this
Agreement, Licensor hereby grants to Licensee under Licensor's Intellectual Property Rights in the Licensed Technology, a non-exclusive, non-transferable, non-sublicensable (except as expressly provided in Section 2.b. below), worldwide license to:

                           (1)  use the Licensed Technology (i) only as provided
herein at any time during the term hereof, and (ii) only as embedded in Licensee Products to which Licensee has added substantial value. Licensee shall not have the right to market, license, sell or distribute the Licensed Technology as a stand-alone product or as embedded or incorporated in, bundled together with, or otherwise distributed with or for use in connection with any third party products or any Licensee Products to which Licensee has not added substantial value; and

                           (2)  make copies of the  Licensed  Technology  solely
for the purposes specifically set forth above in Sections 2.a.(1) above.

                            b.  Licensee  shall not have the right to sublicense
the Licensed Technology (except to end users of Licensee Products pursuant to an end user agreement approved by Licensor in writing) unless (i) Licensee obtains Licensor's prior written consent, which consent Licensor may give or withhold in is sole discretion, (ii) such sublicense is restricted to use of the Licensed Technology by the sublicensee only as embedded in such sublicensee's products to which such sublicensee or Licensee has added substantial value and (iii) Licensee pays to Licensor a fee equal to fifty percent (50%) of the sublicense fees and royalties received by Licensee for the sublicense of Licensed Technology hereunder ("Sublicense Fees"). Licensor hereby acknowledges and provides to Licensee its written consent to sublicense the Licensed Technology to Compaq, Hewlett Packard and Sun Microsystems only for use in connection with local area network ("LAN") servers and subject to subclauses (ii) and (iii) above and all other relevant terms, conditions and restrictions in this Agreement. In no event whatsoever shall Licensee have the right to sublicense the Licensed Technology to Bay Networks, Ascend, 3COM, U.S. Robotics, Shiva or Cascade, or any subsidiary or affiliate of any of the foregoing. Sublicense Fees shall be paid to Licensor within thirty (30) days after the end of each of Licensee's fiscal years during the term of this Agreement and shall be credited in full against the amounts owed to Licensor under the Promissory Note.

                            c.   Licensee   may   use   distributors   for   the
distribution of Licensee Products provided that any such distributors may not make copies of the Licensed Technology or

                                      F-2


use other subdistributors and are bound in writing to all the limitations and restrictions on Licensee contained in this Agreement relating to the ownership and protection of Licensed Technology, Licensed Mark, Derivative Works and Licensor's Intellectual Property Rights and Proprietary Information (as defined in Section 10 below).

                            d.  This  license  is  non-exclusive.   Accordingly,
nothing in this Agreement shall be construed as limiting in any manner Licensor's marketing or distribution activities or its appointment of other licensees, dealers, distributors, value-added resellers, original equipment manufacturers, or agents anywhere in the world, except that Licensor agrees that so long as this Agreement is not terminated by Licensor pursuant to Section 9.a.(3) below due to Licensee's uncured breach, Licensor will not license the Licensed Technology to any third party for use in connection with wide area network interface cards ("WIC") for a period of three (3) years from the Effective Date.

                            e.  Notwithstanding  anything else, Licensor and its
licensors retain (i) all title to, and, except as expressly and unambiguously licensed herein, all rights to the Licensed Technology and all copies and Derivative Works thereof (by whomever produced) and all related documentation and materials, (ii) all of their respective service marks, trademarks, trade names or any other designations (and notwithstanding anything else herein, Licensee may not use any name, mark or designation used by Licensor or its licensors except for use in advertising or marketing the Licensed Technology in accordance with the trademark license granted in Section 5 below) and (iii) all copyrights, patent rights, trade secret rights and other proprietary rights in the Licensed Technology.

                            f. The Licensed  Technology  is licensed only and is
not sold. Licensee is not entitled to receive any source code or source documentation with respect to any Licensed Technology.

                            g. Licensor reserves the right to change,  modify or
discontinue the Licensed Technology at any time. In such event, (a) Licensee shall have the right to continue to use, pursuant to the terms and conditions of this Agreement, the Licensed Technology previously provided by Licensor hereunder and (b) Licensor will use reasonable efforts to provide Licensee, if possible, with prior notice of any such change or modification that constitutes an Update or discontinuance of the Licensed Technology.

                         3. License Fees.

                            a.  During the  Initial  Term (as defined in Section
8.a. below) of this Agreement the license granted hereunder shall be royalty-free, except that if Licensee sublicenses the Licensed Technology pursuant to Section 2.b above, Licensee shall pay to Licensor the applicable Sublicense Fees.

                            b.  During the  Renewal  Term (as defined in Section
8.b. below) of this Agreement, Licensee shall pay to Licensor the royalties mutually agreed upon by the parties in accordance with Section 8.b. below.


                                      F-3


                          4.  Delivery of  Licensed  Technology.  Within  thirty
(30) days after Licensor's completion and commercial availability of the Licensed Technology, Licensor shall deliver to Licensee ______________ (_____) master disk(s) of the Licensed Technology solely for the use of making copies of the Licensed Technology as authorized in Section 2.a. of this Agreement. Upon termination of this Agreement for any reason, Licensee will immediately return to Licensor all master disks and any and all copies (in whatever media) of the Licensed Technology or portions thereof that it has in its possession or control.

                          5. Licensed Mark.

                                  a. License Grant.

                            (1) During the term of this Agreement and subject to
all the terms and conditions of this Agreement, Licensor hereby grants to Licensee a non-exclusive, non-transferable, worldwide, royalty-free license to use the Licensed Mark solely in conjunction with the sale, distribution and marketing of Licensee Products to indicate that the Licensed Technology is embedded in Licensee Products. Licensee may not otherwise use or sublicense the Licensed Mark without Licensor's prior written consent.

                            (2) Licensee hereby  acknowledges  that the Licensed
Mark is owned solely and exclusively by Licensor and agrees that, except as set forth herein, Licensee has no rights, title or interest in or to the Licensed Mark.

                                  b. Quality Standards.

                            (1) Licensor  shall  control the quality of Licensee
Products sold under or otherwise bearing or referencing the Licensed Mark. Licensee shall furnish to Licensor, at no expense to Licensor, reasonable quantities of pre-production samples of all such Licensee Products in the form that Licensee intends to manufacture and sell to allow Licensor to review the quality of the Licensee Products, and, if the samples meet Licensor's quality control requirements (which shall be comparable to the quality of Licensor's products sold under the Licensed Mark, if any), Licensor shall approve the level of quality of such samples. Thereafter, upon the request of Licensor, Licensee shall furnish, at no expense to Licensor, reasonable quantities of production samples of such Licensee Products to allow Licensor to monitor the quality of such Licensee Products. Any information provided by Licensee to Licensor under this Section 5.b.(1) shall be deemed Confidential Information (as defined in Section 10 below) of Licensee.

                            (2)  Licensor   shall  have  the  right  to  request
Licensee to make any changes and/or corrections to such Licensee Products as may be required to maintain the quality standard prescribed by Licensor in Section 5.b.(1) above, and Licensee agrees to make and incorporate said changes or corrections at Licensee's sole cost and expense. If Licensee does not make and incorporate said changes or corrections, Licensor shall have the right to terminate the license granted in this Section 5 in connection with the Licensed Mark upon thirty (30) days prior written notice to Licensee.

                                      F-4


                            (3)  Licensee  shall  have the right to  create  and
distribute promotional and marketing literature and materials for Licensee Products using the Licensed Mark as permitted under Section 5.a.(1) above. Licensee shall furnish to Licensor for its review, at no expense to Licensor, reasonable quantities of samples of all literature and materials containing the Licensed Mark that Licensee distributes or intends to distribute. Licensee agrees not to use the Licensed Mark in a manner that could diminish, jeopardize or adversely affect Licensor's rights in or protection of the Licensed Mark.

                            (4)  Licensee  agrees  that  it  shall  not  engage,
participate or otherwise become involved in any activity or course of action that diminishes and/or tarnishes the image and/or reputation of the Licensed Mark.

                            (5)  Licensor   shall  have  the  right  to  inspect
Licensee's operations and facilities during normal business hours upon reasonable prior notice, to the extent necessary to ensure that Licensor's quality standards have been and are being met by Licensee.

                            c.  warranty  Disclaimer.  Licensee  agrees that the
rights granted herein with respect to the Licensed Mark exist only to the extent that Licensor owns such rights, and no warranty, express or implied, is made with respect thereto or to the Licensed Mark or with respect to the rights of any third parties that may conflict with the rights granted herein.

                            d. Use and Display of Licensed Mark.

                            (1)  Licensee  agrees  to use the  Licensed  Mark in
accordance with the terms and conditions of this Agreement and only on or in connection with Licensee Products.

                            (2)  Licensee  agrees  not to use or  reproduce  the
Licensed Mark in any manner whatsoever other than as permitted under this Agreement and agrees to comply with the Trademark Usage Guidelines set forth in Attachment C hereto.

                            (3) All use of the Licensed  Mark by Licensee  shall
inure to the benefit of Licensor. Licensee shall not have the right to use the Licensed Mark as a trade name, company name, trade style or fictitious business name.

                            (4) Licensee understands and agrees that it does not
have the right to use the Licensed Mark in any manner that conflicts with the rights of any third party. If Licensee's use of the Licensed Mark infringes the rights of any third party or weakens or impairs Licensor's rights in the Licensed Mark, then Licensee agrees to immediately terminate or modify such use in accordance with Licensor's instructions. In the event Licensee fails to terminate or modify such use as directed by Licensor, Licensor may, in its sole discretion, terminate the license granted in this Section 5 in connection with the Licensed Mark.

                      6. Maintenance and Support.


                                      F-5


                            a. Licensee shall be  responsible  for providing all
first level customer maintenance and support for Licensee Products. If, however, Licensee is not able to diagnose or replicate a customer problem relating to the Licensed Technology by using the object code version of the Licensed Technology and source code of the Licensed Technology is necessary to diagnose or replicate such problem, Licensee shall immediately notify Licensor, and Licensor shall then be responsible for diagnosing or replicating such problem.

                            b. During the term of this Agreement,  Licensor will
provide second level telephone support or, at Licensor's option, electronic support to Licensee during Licensor's normal business hours for answering questions regarding the Licensed Technology. During the Initial Term, such support shall be free of charge; during the Renewal Term, Licensee shall pay to Licensor a support fee to be negotiated by the parties in good faith and mutually agreed upon prior to the expiration of the Initial Term. Licensee must designate one (1) individual for handling all maintenance and support contact and communications with Licensor and shall, within thirty (30) days after the Effective Date, provide Licensor with the name of such individual. Thereafter, Licensee may designate successor individuals upon ten (10) days prior written notice.

                            c.  If  Licensee  desires  maintenance  and  support
services from Licensee beyond those set forth in Sections 6.a and 6.b above, the parties shall negotiate in good faith a separate maintenance and support agreement and a separate maintenance and support fee to be paid by Licensee to Licensor thereunder.

                            d. Licensor shall provide Licensee with Updates,  if
any, in object code form as soon as reasonably practicable after completion, but in any event within thirty (30) days after such completion. If Licensor provides or makes available to Licensee any Update and Licensee does not implement such Update in Licensee Products, Licensor shall be responsible for supporting (as set forth in Sections 6.a and 6.b above) the Licensed Technology existing just prior to such Update only for a period of six (6) months following the date upon which Licensor makes such Update available to Licensee.

                            e.  In  addition  to  the  maintenance  and  support
obligations of Licensor set forth in Sections 6.a, 6.b and 6.d above, during the term of this Agreement, Licensor agrees to assist Licensee in developing certain Derivative Works to the following extent and subject to the following terms and conditions:

                          (1) Licensee  may  request Licensor to designate up to
two (2) (or such other number as may be mutually agreed upon by Licensor and Licensee in writing) of Licensor's existing engineer employees to be dedicated full-time to develop certain Derivative Works of the Licensed Technology in connection with Licensee's commercialization of the Licensed Technology in the LAN server and WIC card markets ("Development Projects"), subject to the following conditions: (a) each Development Project shall be pursuant to a written statement of work provided by Licensee ("Statement of Work") which shall be in sufficient detail to allow Licensor's employees to complete such Development Project, and (b) Licensee shall pay to


                                      F-6

Licensor Licensor's then-prevailing non-recurring engineering ("NRE") fees and all reasonable out-of-pocket expenses in connection with each Development Project.

                          (2) If, in  Licensor's sole  discretion, Licensor does
not have available the requested number of existing engineer employees to dedicate to a Development Project, Licensor agrees to use reasonable efforts to hire such number of engineer employees or contractors subject to the following conditions: (a) Licensee shall pay to Licensor an NRE fee in an amount sufficient to reimburse Licensor for such employees' and consultants' salaries, benefits, fees and overhead, as well as all reasonable out-of-pocket expenses incurred in connection with such development work, (b) Licensee shall pay such NRE fees for a minimum of one (1) year and (c) if, at any time during such one
(1) year period, such Licensor employees or contractors are not working on any Development Projects for Licensee, Licensor shall be free to utilize such employees or contractors for Licensor-related projects and matters without reimbursement to Licensee of any NRE fees, or any portion thereof.

                          (3) All  payments  due to Licensor  under this Section
6.e. shall be paid by Licensee to Licensor within fifteen (15) days after its receipt of an invoice from Licensor. Licensor shall have the right to immediately terminate all obligations under this Section 6.e. and all work relating to any and all Development Projects if Licensee fails to pay Licensor any amounts due hereunder within fifteen (15) days after Licensor notifies Licensee in writing of any delinquent amounts due under this Section 6.e.

                          (4)  All Licensor  employees  working  on  Development
Projects shall be under the direct supervision and instructions of Licensor and all Licensor contractors working on Development Projects shall be under the general direction of Licensor. All such Licensor employees and contractors shall have access to the source code and related documentation of the Licensed Technology and such other materials and information in Licensor's possession that are necessary to perform work under the Development Projects.

                          (5) All  Derivative  Works  created  or  developed  by
Licensor employees and contractors in performing work under any and all Development Projects shall be (a) owned solely by Licensor and (b) deemed included within the definition of Licensed Technology for purposes of this Agreement.

                            (6) ALL  SERVICES  AND WORK  PERFORMED  BY  LICENSOR
EMPLOYEES AND CONTRACTORS IN CONNECTION WITH ANY AND ALL DEVELOPMENT PROJECTS AND ALL RESULTS THEREOF (INCLUDING, WITHOUT LIMITATION, ALL DERIVATIVE WORKS) ARE PROVIDED "AS IS" WITHOUT ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND.

                          7. Licensee Covenants and Representations.

         Except as expressly and unambiguously provided herein and as conditions of Licensee's license hereunder, Licensee represents, warrants and agrees:


                                      F-7


                           a. not to modify or create any Derivative Work of the
Licensed Technology or any portion thereof;

                           b. not to delete,  alter, add to or fail to reproduce
in and on any Licensee Products any copyright, trademark (if such trademark is used by Licensee) or other notices appearing in or on any copy, media, master disk or package materials containing or relating to the Licensed Technology and provided by Licensor or which may be required by Licensor at any time;

                           c. not  to  reverse   assemble,   reverse   engineer,
decompile, or otherwise attempt to derive source code (or the underlying ideas, algorithms, structure or organization) from the Licensed Technology or from any other information;

                           d. not  to  develop,  have  developed,  market,  have
marketed or assist any third party in developing or marketing digital modem technology similar to the Licensed Technology for a period of three (3) years after the Effective Date. If after such three (3) year period Licensee develops, has developed or assists a third party in developing digital modem technology, such development must not copy, utilize or be based on or be a Derivative Work of, in whole or in part, any Licensed Technology. This Section 7.d shall survive any termination of this Agreement by Licensor pursuant to Section 9.a.(3) below due to Licensee's uncured breach.

                           e. to use the Licensed Mark only in  connection  with
Licensee Products (but will not represent or imply that it is Licensor or is a part of Licensor). Licensee will not contest the use by or authorized by Licensor of the Licensed Mark or any application or registration therefor, whether during or after the term of this Agreement;

                           f. to  keep  Licensor  informed  as to  any  problems
encountered  with the Licensed  Technology  and any  resolutions  arrived at for those problems. If Licensor makes any modifications, design changes or improvements of the Licensed Technology based on suggestions by Licensee or any of its customers, distributors, employees or agents, Licensor shall have any and all right, title and interest in and to any such suggested modifications, design changes or improvements;

                           g. during  the  Initial  Term  and  Renewal  Term (if
Licensee sublicenses the Licensed Technology pursuant to Section 2.b above during the Initial Term and/or Renewal Term), to provide Licensor with annual written reports of the total number of sublicensee products sold within fifteen
(15) days after the end of each of Licensee's fiscal years. Such reports shall accompany the payments specified in Sections 2.b above. In addition, during the Renewal Term, Licensee shall provide Licensor with periodic written reports of the total number of Licensee Products sold. The frequency of such reports shall be mutually agreed upon by the parties at such time the parties agree upon the royalties to be paid Licensor under Section 3.b above. Such reports shall accompany the payments specified in Section 3.b above.

                           h. to keep complete and accurate books and records of
its sales, customers and end users of Licensee Products and all other transactions relating to Licensed

                                      F-8


Technology. Licensor shall have the right (upon reasonable notice and during Licensee's normal business hours) to have an independent certified public accountant inspect and audit the books and records of Licensee for the purpose of verifying Licensee's compliance with the terms and conditions of this Agreement and any reports, information or payments provided or due hereunder. All underpayments revealed by such audit shall be paid to Licensor within thirty
(30) days of the audit results. The cost of such audit shall be borne by the Licensor, except that if such audit reveals an underpayment to Licensor in excess of five percent (5%), Licensee shall bear the expense of the audit. Licensor may exercise its right to audit no more than once each year unless an audit reveals Licensee's non-compliance with the terms and conditions of this Agreement or an underpayment hereunder of over five percent (5%), in which event Licensor shall have the right to audit more frequently (but no more than once every three (3) months) until the results of the last audit reveal Licensee's compliance with the terms and conditions of this Agreement and less than a five (5%) underpayment hereunder.


                           i. to comply  with all export  laws and  restrictions
and regulations of the Department of Commerce or other United States or foreign agency or authority, and not to export, or allow the export or reexport of any Proprietary Information (as defined in Section 10 below), Licensed Technology or Licensee Products or any direct product thereof in violation of any such restrictions, laws or regulations, or to Afghanistan, the People's Republic of China or any Group Q, S, W, Y or Z country specified in the then current Supplement No. 1 to Section 770 of the U.S. Export Administration Regulations (or any successor supplement or regulations); Licensee shall obtain and bear all expenses relating to any necessary licenses and/or exemptions with respect to the export from the U.S. of all material or items deliverable by Licensor to any location and shall demonstrate to Licensor compliance with all applicable laws and regulations prior to delivery thereof by Licensor;

                           j. that  all  advertising  and  marketing   materials
relating to the Licensed Technology shall be accurate in all respects. Licensee agrees to provide Licensor with copies of all brochures, advertisements, direct mail materials and all other marketing materials regarding the Licensed Technology for Licensor's prior review and approval which shall not be unreasonably withheld or delayed. The purpose of such review shall be to verify the accuracy of such materials with respect to the Licensed Technology and the appropriate usage of the Licensed Mark and proprietary notices (including, without limitation, trademark and copyright notices). Licensor shall approve or disapprove such materials within ten (10) business days of receipt from Licensee. Licensee agrees to correct all errors and omissions as required by Licensor prior to the distribution of such materials. Licensee shall provide Licensor with copies of such materials sufficiently in advance to allow adequate time for Licensor to correct any errors or omissions and for Licensee to correct such errors or omissions.

                      8.  Term.

                           a. Initial  Term.   Unless   terminated   earlier  as
provided herein or renewed as provided in Section 8.b below, this Agreement shall commence on the Effective Date and shall terminate three (3) years thereafter ("Initial Term").


                                       F-9


                           b. Renewal Term. Upon expiration of the Initial Term,
this Agreement shall automatically renew for an additional two (2) years ("Renewal Term"), provided, however, that the parties mutually agree on a royalty rate to be paid by Licensee to Licensor during the Renewal Term for Licensee's right to continue exercising the license rights granted hereunder. Such royalty rate shall be negotiated by the parties in good faith and mutually agreed upon prior to the expiration of the Initial Term. Such mutually agreed upon royalty rate and related payment terms and conditions shall be set forth in a written amendment to this Agreement signed by both parties.

                      9.  Termination.

                           a. This  Agreement  may be  terminated by a party for
cause immediately upon the occurrence of any of the following events:

                                    (1)  if the other ceases to do business,  or
otherwise terminates its business operations; or

                                    (2)  if the  other  shall  fail to  promptly
secure or renew any license, registration, permit, authorization or approval necessary for the conduct of its business in the manner contemplated by this Agreement, or if any such license, registration, permit, authorization or approval is revoked or suspended and not reinstated within thirty (30) days; or

                                    (3)  if the other  materially  breaches  any
material provision of this Agreement and fails to cure such breach within forty-five (45) days (and immediately in the case of a breach of Section 10) of written notice describing the breach; or

                                    (4)  if  the  other  shall  seek  protection
under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against the other (and not dismissed within ninety (90) days).

                           b. Licensor may terminate this Agreement  immediately
upon the occurrence of any of the following events:

                                    (1)  if   Licensee    defaults   under   the
Promissory Note; or

                                    (2)  upon any  merger  or  consolidation  of
Licensee with, or any sale, lease, exchange, mortgage, pledge, transfer, relinquishment or other disposition of all or substantially all of Licensee's assets, stock or business or of controlling interest in Licensee (whether by operation of law or otherwise) to, Bay Networks, Ascend, 3COM, U.S. Robotics, Shiva or Cascade, or any subsidiary or affiliate of any of the foregoing.

                           c. Neither party shall incur any liability whatsoever
for any damage, loss or expenses of any kind suffered or incurred by the other (or for any compensation to the other) arising from or incident to any termination of this Agreement by such party that complies with the terms of the Agreement whether or not such party is aware of any such damage, loss or expenses.

                           d. Upon termination of this Agreement by either party
or naturally at the end of the Renewal Term, (i) all rights and licenses of Licensee and obligations of and restrictions on Licensor and Licensee hereunder shall terminate, except as expressly set forth in subclause (iii) below and except that end user licenses granted to Licensee Products customers in


                                      F-10


accordance with this Agreement will remain in effect in accordance with their terms; (ii) Licensee will immediately return to Licensor all Licensed Technology, Proprietary Information, master disks, catalogues and literature in its possession, custody or control in whatever form held (including all copies or embodiments thereof) and will cease using the Licensed Mark or any other trademarks, service marks and other designations of Licensor, and (iii) in addition to the rights to payment hereunder, the following provisions shall survive any expiration or termination of this Agreement: Sections 2.e., 5.a.(2), 5.b.(1) (the last sentence), 5.c., 5.d.(3), 7.a., 7.c., 7.d., 7.e., 7.f. (the second sentence), 7.h., 9.c., 9.d., 9.e., 10, 11, 12, 13, 14 and 15.

                           e. Termination  is not the  sole  remedy  under  this
Agreement and, whether or not termination is effected, all other remedies will remain available.

                        10.  Confidentiality.

                           a. Each party agrees that all inventions  (whether or
not patentable), trade secrets, ideas, processes, source code, formulas, technology, know-how and all other business, technical and financial information it obtains from the other are the confidential property of the disclosing party ("Proprietary Information"). Except as expressly allowed in this Agreement or for purposes contemplated by this Agreement, the receiving party will hold in confidence and not use or disclose any Proprietary Information of the disclosing party. The receiving party shall not be obligated under this Section 10.a with respect to information the receiving party can document:

                                     (1) was rightfully in the receiving party's
possession without an obligation of confidentiality prior to receipt thereof from the disclosing party; or

                                     (2) is or hereafter becomes, through no act
or failure to act on the receiving party's part, generally known on a non-confidential basis in the relevant industry; or

                                     (3) is furnished to the receiving  party by
a third party as a matter of right without restriction on disclosure; or

                                     (4) is  required  to  be   disclosed  to  a
governmental entity or agency in connection with seeking any governmental or regulatory approval, or pursuant to the lawful requirement or request of a governmental entity or agency, provided that reasonable measures are taken to guard against further disclosure.

                           b. Each party hereto may use or disclose  Proprietary
Information disclosed to it by the other party to the extent such use or disclosure is reasonably necessary and permitted in exercising the license rights expressly granted in this Agreement, granting a permitted sublicense hereunder, complying with applicable governmental regulations or court orders or otherwise submitting required information to governmental authorities; provided that if a party is required to make any such disclosure of the other party's Proprietary Information other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the other party of such disclosure and will use its reasonable efforts to secure confidential treatment of such Proprietary Information in consultation with the other party prior to its disclosure (whether through protective orders or otherwise) and disclose only the minimum information necessary to comply with such requirements.

                           c. Each of the parties  hereto agrees not to disclose
to any third party the terms of this Agreement without the prior written consent of the other party, except (i) to such party's attorneys, advisors or actual or potential investors, collaborators or merger or acquisition parties, subject to appropriate confidentiality obligations or (ii) to the extent required by law, subject to the party disclosing the terms of this Agreement using its reasonable efforts to secure confidential treatment of such disclosure.


                                      F-11


                11. Disclaimer of Warranties. THE LICENSED TECHNOLOGY IS PROVIDED TO LICENSEE "AS IS." EXCEPT FOR THE REPRESENTATION THAT LICENSOR HAS THE RIGHT TO GRANT THE LICENSES HEREUNDER, LICENSOR MAKES NO WARRANTIES TO ANY PERSON OR ENTITY WITH RESPECT TO THE LICENSED TECHNOLOGY OR ANY SERVICES OR
LICENSES AND DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

                12. Limitation of Liability. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, LICENSOR WILL NOT BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY (I) FOR ANY AMOUNTS IN EXCESS IN THE AGGREGATE OF THE FEES PAID TO LICENSOR HEREUNDER DURING THE TWELVE (12) MONTH PERIOD PRIOR TO THE DATE THE CAUSE OF ACTION AROSE OR, IF NO FEES HAVE BEEN PAID TO LICENSOR HEREUNDER DURING SUCH TWELVE (12) MONTH PERIOD, FOR ANY AMOUNTS IN EXCESS OF ONE HUNDRED THOUSAND DOLLARS ($100,000), (II) FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOST DATA OR (III) FOR COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES; EVEN IF THE REMEDIES PROVIDED FOR IN THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE AND EVEN IF EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OR PROBABILITY OF SUCH DAMAGES.

                13. Relationship of Parties. The parties hereto expressly understand and agree that Licensee is an independent contractor in the performance of each and every part of this Agreement, is solely responsible for all of its employees and agents and its labor costs and expenses arising in connection therewith and is responsible for and will indemnify Licensor from any and all claims, liabilities, damages, debts, settlements, costs, attorneys' fees, expenses and liabilities of any type whatsoever that may arise on account of Licensee's activities or those of its employees or agents (including, without limitation, subdistributors), including without limitation, providing unauthorized representations or warranties (or failing to effectively disclaim all warranties and liabilities on behalf of Licensor) to its customers or breaching any term, representation or warranty of this Agreement. Licensor is in no manner associated with or otherwise connected with the actual performance of this Agreement on the part of Licensee, nor with Licensee's employment of other persons or incurring of other expenses. Except as expressly provided herein, Licensor shall have no right to exercise any control whatsoever over the activities or operations of Licensee.

                14. Assignment. This Agreement and the rights and obligations hereunder are not transferable or assignable by Licensee (whether by any merger or consolidation of Licensee or any sale, lease, exchange, mortgage, pledge, transfer, relinquishment or other disposition of all or substantially all of Licensee's assets, stock or business or of controlling interest in Licensee (whether by operation of law or otherwise)) without the prior written consent of Licensor. In no event whatsoever shall this Agreement be so transferred or assigned by Licensee to Bay Networks, Ascend, 3COM, U.S. Robotics, Shiva or Cascade, or any subsidiary or affiliate of any of the foregoing.

                15.  General.

                          a.  Amendment   and  Waiver  -  Except  as   otherwise
expressly provided herein, any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in any particular instance and either retroactively or prospectively) only with the written consent of both parties.


                                      F-12


                           b. Governing Law and Legal  Actions - This  Agreement
shall be governed by and construed under the laws of the State of California and the United States without regard to conflicts of laws provisions thereof. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the California state and U.S. federal courts having within their jurisdiction the location of Licensor's principal place of business. Both parties consent to the jurisdiction of such courts and agree that process may be served in the manner provided herein for giving of notices or otherwise as allowed by California state or U.S. federal law. In any action or proceeding to enforce rights under this Agreement, the prevailing party shall be entitled to recover costs and attorneys' fees.

                           c. Headings  -   Headings   and   captions   are  for
convenience only and are not to be used in the interpretation of this Agreement.

                           d. Notices - Notices  under this  Agreement  shall be
sufficient only if personally delivered, delivered by a major commercial rapid delivery courier service with tracking capabilities and costs prepaid or mailed by certified or registered mail, return receipt requested and postage prepaid, to a party at its address first set forth herein or as amended by notice pursuant to this subsection. Notice by personal delivery or courier service shall be deemed received on the date of delivery, and, if not received sooner, notice by mail shall be deemed received five (5) days after deposit in the U.S. mails.

                           e. Entire  Agreement - This Agreement,  including all
Attachments hereto, supersedes all proposals, oral or written, all negotiations, conversations, or discussions between or among parties relating to the subject matter of this Agreement and all past dealing or industry custom.

                           f. Severability  - If any provision of this Agreement
is held to be illegal or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

                           g. Remedies - The rights and  remedies of a party set
forth herein with respect to failure of the other to comply with the terms and conditions of this Agreement (including, without limitation, rights of termination of this Agreement) are not exclusive, the exercise thereof shall not constitute an election of remedies and the aggrieved party shall in all events be entitled to seek whatever additional remedies may be available in law or equity.


                                      F-13


                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date first set forth above.


                                         TELEBIT CORPORATION

                                         By:

                                         Name:

                                         Title:


                                         TELEBIT (NEWCO) INC.


                                         By:

                                         Name:

                                         Title:



                                      F-14







                                  ATTACHMENT A


                               LICENSED TECHNOLOGY







                                      F-15













                                  ATTACHMENT B


           TRADEMARK REGISTRATIONS AND APPLICATIONS FOR LICENSED MARK


Trademark Registrations:  None


Trademark Applications:

1.     U.S. Trademark Application Serial No. 75/042,341, filed January 11, 1996.



                                      F-16






                                  ATTACHMENT C


                           TRADEMARK USAGE GUIDELINES


                  Trademarks Must be Identified as Trademarks. A trademark is a word (or several words), name or symbol used to identify the source of a product. It distinguishes Telebit's products from those of other manufacturers. Two symbols commonly alert the public that a word is being used as a trademark, the letters "(TM)" or the symbol "(R)" (circle "R"). The "(R)" symbol is only to be used when the U.S. Patent and Trademark Office has registered the trademark. All other trademarks must be designated using the letters "(TM)."

                  Always Use a Trademark as an Adjective. A trademark is an adjective; never use a trademark as a noun. Trademarks should never appear in the plural form (i.e. it is incorrect to say "two Micas("TM"). The correct way to refer to more than one product is to say "two Mica(TM) modems." Trademarks should never appear in the possessive form (i.e. it is incorrect to say "The Mica's main features include..." Instead say "the Mica(TM) modem's features include..."). An easy test is to remove the trademark from your sentence; if you have a complete sentence remaining, you probably used the trademark correctly. This is important to keep the trademark from becoming a generic term.

                  Use Appropriate Trademark Symbols and Identify the Trademark Owner. When using Telebit's trademarks in advertising and printed material, they must appear as provided by Telebit. The first time the trademark appears on a document, identify it as a trademark by using a superscript "(TM)" or "(R)", as appropriate. When using multiple trademarks in a document, it may be easier to identify the owners of each at the end of the document.

For example:

                  ABC(R) is a registered trademark of XYZ Corporation. MICA(TM) is a trademark of Telebit Corporation

                  All usage of the MICA trademark shall include (TM) symbol. After Telebit has received federal registration for the MICA mark, all usage of the MICA mark shall include the registered trademark symbol and shall be in the following form: MICA(R). Telebit will notify Licensee when the MICA mark has been federally registered. All literature, documentation, packaging and materials printed, distributed or electronically transmitted by Licensee and containing the MICA mark shall include the following notice:

                  MICA(TM) is a trademark of Telebit Corporation.

After the MICA mark is federally registered, all such literature and materials shall include the following notice:

                  MICA(R) is a registered trademark of Telebit Corporation.


                                      F-17

                                                                [ANALOG PATENTS]
                                                                       Exhibit G


                            PATENT LICENSE AGREEMENT



                  This Patent License Agreement ("Agreement") is entered into and effective as of , 1996 ("Effective Date"), by and between Telebit Corporation ("Licensor"), a California corporation, with its principal place of business at ______________, and Telebit (Newco) Inc., ("Licensee"), a __________________ corporation, with its principal place of business at .




                         1. Definitions.

                            a. "Licensed   Patent   Rights"   shall   mean   all
inventions and discoveries claimed in the patents and patent applications listed in Attachment A hereto, including all patents issuing from such patent applications, and all divisions, continuations, continuations-in-part, reissues, renewals, substitutions, re-examinations and extensions thereof, and any and all corresponding foreign patents and patent applications.

                            b. "Licensee  Products"  shall mean any  product the
manufacture, use, importation or sale of which would, but for the license granted in Section 2 below, infringe an unexpired valid claim of an issued patent within Licensed Patent Rights or a pending claim of a pending patent application within Licensed Patent Rights.

                            c. "Promissory  Note" shall mean the promissory note
executed by Licensee on             , 1996.

                         2.  License Grant.

                            a. Subject to all the terms and  conditions  of this
Agreement, Licensor hereby grants to Licensee, under Licensor's rights in the Licensed Patent Rights, a worldwide, non-exclusive, non-transferable, sublicensable (subject to Section 2.b below) license to research, develop, manufacture, have manufactured, use, market, import, sell and distribute Licensee Products.

                            b. Licensee   shall   have   the   right   to  grant
sublicenses under the Licensed Patent Rights to make, have made, use, market, import, sell, distribute and otherwise develop Licensee Products, provided that Licensee notifies Licensor in writing of any such sublicense within ten (10) days after any such sublicense agreement is entered into. Such notice shall include the name of the sublicensee and the effective date and termination date (if any) of the sublicense.


                                      G-1
                                                                [ANALOG PATENTS]

                             c.  Licensee  any  use    distributors    for   the
distribution of Licensee Products provided that any such distributors are bound in writing to all the limitations and restrictions on Licensee contained in this Agreement.

                             d.  This  license  is   non-exclusive. Accordingly,
nothing in this Agreement shall be construed as limiting in any manner Licensor's marketing or distribution activities or its appointment of other licensees, dealers, distributors, value-added resellers, original equipment manufacturers, or agents anywhere in the world.

                             e.  Notwithstanding anything else, Licensor retains
all right, title and interest in and to the Licensed Patent Rights (including, without limitation, all patent rights, copyrights, trade secret rights and other proprietary rights), except as expressly and unambiguously licensed herein.

                             3. License Fees.  During  the Term (as  defined  in
Section 5 below) of this Agreement, the license granted hereunder shall be royalty-free.

                             4.  Licensee Covenants and Representations.

                  Except as expressly and unambiguously provided herein and as conditions of Licensee's license hereunder, Licensee represents, warrants and agrees:

                             a. to keep  Licensor  informed  as to any  problems
encountered with the Licensed Patent Rights and any resolutions arrived at for those problems;

                             b. to keep complete and accurate  books and records
of its sales, customers and end users of Licensee Products and all other transactions relating to Licensed Patent Rights. Licensor shall have the right (upon reasonable notice and during Licensee's normal business hours) to have an independent certified public accountant inspect and audit the books and records of Licensee for the purpose of verifying Licensee's compliance with the terms and conditions of this Agreement and any reports or information due hereunder; and

                            c. to comply with all export  laws and  restrictions
and regulations of the Department of Commerce or other United States or foreign agency or authority, and not to export, or allow the export or reexport of any Licensee Products or any direct product thereof in violation of any such restrictions, laws or regulations, or to Afghanistan, the People's Republic of China or any Group Q, S, W, Y or Z country specified in the then current Supplement No. 1 to Section 770 of the U.S. Export Administration Regulations (or any successor supplement or regulations); Licensee shall obtain and bear all expenses relating to any necessary licenses and/or exemptions with respect to the export from the U.S. of all material or items deliverable by Licensor to any location and shall demonstrate to Licensor compliance with all applicable laws and regulations prior to delivery thereof by Licensor.


                                      G-2
                                                                [ANALOG PATENTS]

                             5. Term. Unless  terminated   earlier  as  provided
herein, this Agreement shall commence on the Effective Date and shall remain in effect until the expiration or termination of the last-to-expire patent under the Licensed Patent Rights ("Term").

                             6.  Termination.

                             a. This Agreement  may be terminated by a party for
cause immediately upon the occurrence of any of the following events:

                            (1) if the other ceases to do business, or otherwise
terminates its business operations; or

                            (2) if the other  shall fail to  promptly  secure or
renew any applicable regulatory license, registration, permit, authorization or approval necessary for the conduct of its business in the manner contemplated by this Agreement, or if any such license, registration, permit, authorization or approval is revoked or suspended and not reinstated within thirty (30) days; or

                            (3) if the other  materially  breaches  any material
provision of this Agreement and fails to cure such breach within thirty (30) days of written notice describing the breach; or

                            (4) if the other  shall  seek  protection  under any
bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against the other (and not dismissed within ninety (90) days).

                            b. Licensor may terminate this Agreement immediately
upon the occurrence of any of the following events:

                            (1) if Licensee defaults under the Promissory  Note;
or

                            (2) upon any  merger or  consolidation  of  Licensee
with, or any sale, lease, exchange, mortgage, pledge, transfer, relinquishment or other disposition of all or substantially all of Licensee's assets, stock or business or of controlling interest in Licensee (whether by operation of law or otherwise) to, Bay Networks, Ascend, 3COM, U.S. Robotics, Shiva or Cascade, or any subsidiary or affiliate of any of the foregoing.

                            c.   Neither   party  shall   incur  any   liability
whatsoever for any damage, loss or expenses of any kind suffered or incurred by the other (or for any compensation to the other) arising from or incident to any termination of this Agreement by such party that complies with the terms of the Agreement whether or not such party is aware of any such damage, loss or expenses.

                            d.  Upon  termination  of this  Agreement  by either
party or naturally at the end of the Term, (i) all rights and licenses of Licensee and obligations of and restrictions on Licensor hereunder shall terminate; and (ii) the following provisions shall survive any expiration or termination of this Agreement: Sections 2.e, 4.b, 6.c, 6.d, 6.e, 9, 10, 11, 12, and 13.

                            e.  Termination  is not the sole  remedy  under this
Agreement and, whether or not termination is effected, all other remedies will remain available.

                                      G-3

                                                                [ANALOG PATENTS]
                    7.   Patent Prosecution and Maintenance.

                            a. Licensor shall be responsible for and control the
prosecution of all patent applications and the maintenance of all patents under the Licensed Patent Rights using patent counsel of its choice. Subject to
Section 7.b below, Licensee shall bear the costs of prosecuting and maintaining such patent applications and patents provided, however, that in the event Licensor grants additional licenses under the Licensed Patent Rights to third parties, such prosecution and maintenance-related costs going forward will be shared equally among all such licensees. Licensor shall have no obligation to
(i) file or prosecute any patent applications or maintain any patents unless Licensee and other licensees of the Licensed Patent Rights, if any, have agreed to fund such activities or (ii) conduct any interference or opposition proceedings unless Licensee and other licensees of the Licensed Patent Rights, if any, have agreed to fund such proceedings.

                            b. Licensee may terminate its obligations  hereunder
to bear the cost of prosecution and maintenance with respect to any given patent application or patent upon sixty (60) days prior written notice to Licensor. In such event, (i) Licensor may, but is not obligated to, continue prosecution or maintenance of such patent application or patent and (ii) Licensee shall have no further right or license thereunder.

                            c.  Licensee  shall pay any  amounts  due under this
Section 7 within thirty (30) days of its receipt of an invoice therefor.

                            8. Patent  Infringement  and  Enforcement.  Licensee
shall promptly notify Licensor of any third party infringement of the Licensed Patent Rights of which Licensee becomes aware. Licensee has no right or authority to resolve, abate or commence any legal proceedings or take any other action in connection with any alleged infringement of the Licensed Patent Rights without Licensor's prior written consent, which consent Licensor may give or withhold in its sole discretion.

                            9.  Disclaimer of  Warranties.  THE LICENSED  PATENT
RIGHTS ARE PROVIDED TO LICENSEE "AS IS." LICENSOR MAKES NO WARRANTIES TO ANY PERSON OR ENTITY WITH RESPECT TO THE LICENSED PATENT RIGHTS OR ANY LICENSES AND DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

                               Nothing  in  this   Agreement   is  or  shall  be
construed as:

                            a. a warranty  or  representation  by Licensor as to
the validity or scope of any patent claim or patent within he Licensed Patent Rights;

                            b. a warranty or representation  that anything made,
used, imported, sold or otherwise disposed of under any license granted hereunder is or will be free from infringement of any patent rights, foreign or domestic, or other intellectual property right of any third party;

                            c. an  obligation  to bring or prosecute  actions or
suits against third parties for infringement of the Licensed Patent Rights; or

                            d.  granting by  implication,  estoppel or otherwise
any licenses or rights under patents or other rights of Licensor or third parties other than as expressly provided herein, regardless of whether such patents or other rights are dominant or subordinate to any Licensed Patent Rights.

                                      G-4
                                                                [ANALOG PATENTS]

              11. Limitation of Liability. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, LICENSOR WILL NOT BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY (I) FOR ANY AMOUNTS IN EXCESS OF ONE HUNDRED THOUSAND DOLLARS ($100,000), (II) FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOST DATA OR (III) FOR COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES; EVEN IF THE REMEDIES PROVIDED FOR IN THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE AND EVEN IF EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OR PROBABILITY OF SUCH DAMAGES.

              12. Relationship   of  Parties.   The  parties  hereto   expressly
understand and agree that Licensee is an independent contractor in the performance of each and every part of this Agreement, is solely responsible for all of its employees and agents and its labor costs and expenses arising in connection therewith and is responsible for and will indemnify Licensor from any and all claims, liabilities, damages, debts, settlements, costs, attorneys' fees, expenses and liabilities of any type whatsoever that may arise on account of Licensee's activities or those of its employees or agents (including, without limitation, subdistributors), including without limitation, providing unauthorized representations or warranties (or failing to effectively disclaim all warranties and liabilities on behalf of Licensor) to its customers or breaching any term, representation or warranty of this Agreement. Licensor is in no manner associated with or otherwise connected with the actual performance of this Agreement on the part of Licensee, nor with Licensee's employment of other persons or incurring of other expenses. Except as expressly provided herein, Licensor shall have no right to exercise any control whatsoever over the activities or operations of Licensee.

              13. Assignment. This Agreement and the rights and obligations hereunder are not transferable or assignable by Licensee (whether by any merger or consolidation of Licensee or any sale, lease, exchange, mortgage, pledge, transfer, relinquishment or other disposition of all or substantially all of Licensee's assets, stock or business or of controlling interest in Licensee (whether by operation of law or otherwise)) without the prior written consent of Licensor. In no event whatsoever shall this Agreement be so transferred or assigned by Licensee to Bay Networks, Ascend, 3COM, U.S. Robotics, Shiva or Cascade, or any subsidiary or affiliate of any of the foregoing.

               14.  General.

                            a.  Amendment  and  Waiver  -  Except  as  otherwise
expressly provided herein, any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in any particular instance and either retroactively or prospectively) only with the written consent of both parties.

                            b.  Governing Law and Legal Actions - This Agreement
shall be governed by and construed under the laws of the State of California and the United States without regard to conflicts of laws provisions thereof. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the California state and U.S. federal courts having within their jurisdiction the location of Licensor's principal place of business. Both parties consent to the jurisdiction of such courts and agree that process may be served in the manner provided herein for giving of notices or otherwise as allowed by California state or U.S. federal law. In any action or proceeding to enforce rights under this Agreement, the prevailing party shall be entitled to recover costs and attorneys' fees.

                            c.   Headings  -  Headings   and  captions  are  for
convenience only and are not to be used in the interpretation of this Agreement.


                                      G-5
                                                                [ANALOG PATENTS]

                            d. Notices - Notices under this  Agreement  shall be
sufficient only if personally delivered, delivered by a major commercial rapid delivery courier service with tracking capabilities and costs prepaid or mailed by certified or registered mail, return receipt requested and postage prepaid, to a party at its address first set forth herein or as amended by notice pursuant to this subsection. Notice by personal delivery or courier service shall be deemed received on the date of delivery, and, if not received sooner, notice by mail shall be deemed received five (5) days after deposit in the U.S. mails.

                            e. Entire Agreement - This Agreement,  including all
Attachments hereto, supersedes all proposals, oral or written, all negotiations, conversations, or discussions between or among parties relating to the subject matter of this Agreement and all past dealing or industry custom.

                            f. Severability - If any provision of this Agreement
is held to be illegal or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and be enforceable.

                            g. Remedies - The rights and remedies of a party set
forth herein with respect to failure of the other to comply with the terms and conditions of this Agreement (including, without limitation, rights of termination of this Agreement) are not exclusive, the exercise thereof shall not constitute an election of remedies and the aggrieved party shall in all events be entitled to seek whatever additional remedies may be available in law or equity.


                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date first set forth above.


                                                     TELEBIT CORPORATION


                                                     By:

                                                     Name:

                                                     Title:



                                                     TELEBIT (NEWCO) INC.


                                                     By:

                                                     Name:

                                                     Title:


                                      G-6







                                  ATTACHMENT A


                         PATENTS AND PATENT APPLICATIONS


                                      G-7







                                                                       Exhibit H

                            PATENT LICENSE AGREEMENT



          This Patent License Agreement ("Agreement") is entered into and effective as of , 1996 ("Effective Date"), by and between Telebit Corporation ("Licensor"), a California corporation, with its principal place of business at
              , and Telebit (Newco) Inc., ("Licensee"), a corporation, with its principal place of business at .

                         1.  Definitions.

                            a.   "Licensed   Patent   Rights"   shall  mean  all
inventions and discoveries claimed in the patents and patent applications relating to asymmetric digital subscriber line ("ADSL") technology and listed in Attachment A hereto, including all patents issuing from such patent applications, and all divisions, continuations, continuations-in-part, reissues, renewals, substitutions, re-examinations and extensions thereof, and any and all corresponding foreign patents and patent applications.

                            b.  "Licensee  Products"  shall mean any product the
manufacture, use, importation, or sale of which would, but for the license granted in Section 2 below, infringe an unexpired valid claim of an issued patent within Licensed Patent Rights or a pending claim of a pending patent application within Licensed Patent Rights.

                            c. "Promissory  Note" shall mean the promissory note
executed by Licensee on , 1996.


                         2.  License Grant.

                            a. Subject to all the terms and  conditions  of this
Agreement, Licensor hereby grants to Licensee, under Licensor's rights in the Licensed Patent Rights, a worldwide, non-exclusive, non-transferable, non-sublicensable (except as expressly provided in Section 2.b. below) license to research, develop, manufacture, have manufactured, use, market, import, sell and distribute Licensee Products.

                            b.  Licensee  shall not have the right to sublicense
the Licensed Patent Rights unless (i) Licensee obtains Licensor's prior written consent, which consent Licensor may give or withhold in its sole discretion and
(ii) Licensee pays to Licensor a fee equal to fifty percent (50%) of the sublicense fees and royalties received by Licensee for the sublicense of Licensed Patent Rights hereunder ("Sublicense Fees"). Licensor hereby acknowledges and provides to Licensee its written consent to sublicense the Licensed Patent Rights to Compaq, Hewlett Packard and Sun Microsystems only for use in connection with local area network servers and


                                      H-1


subject to subclauses (ii) and (iii) above and all other relevant terms, conditions and restrictions in this Agreement. In no event whatsoever shall Licensee have the right to sublicense the Licensed Patent Rights to Bay Networks, Ascend, 3COM, U.S. Robotics, Shiva or Cascade or any subsidiary or affiliate of any of the foregoing. Sublicense Fees shall be paid to Licensor within thirty (30) days after the end of each of Licensee's fiscal years during the term of this Agreement and shall be credited in full against the amounts owed to Licensor under the Promissory Note.

                            c. Licensee   may   use    distributors    for   the
distribution of Licensee Products provided that any such distributors may not use other subdistributors and are bound in writing to all the limitations and restrictions on Licensee contained in this Agreement.

                            d. This  license  is   non-exclusive.   Accordingly,
nothing in this Agreement shall be construed as limiting in any manner Licensor's marketing or distribution activities or its appointment of other licensees, dealers, distributors, value-added resellers, original equipment manufacturers, or agents anywhere in the world.

                            e. Notwithstanding  anything else,  Licensor retains
all right, title and interest in and to the Licensed Patent Rights (including, without limitation, all patent rights, copyrights, trade secret rights and other proprietary rights), except as expressly and unambiguously licensed herein.

                         3.  License Fees.

                            a. During  the Term (as  defined in Section 5 below)
of this Agreement, the license granted hereunder shall be royalty-free, except that if Licensee sublicenses the Licensed Patent Rights pursuant to Section 2.b above, Licensee shall pay to Licensor the applicable Sublicense Fees.

                         4.  Licensee Covenants and Representations.

                  Except as expressly and unambiguously provided herein and as conditions of Licensee's license hereunder, Licensee represents, warrants and agrees:

                            a. to  keep  Licensor  informed  as to any  problems
encountered with the Licensed Patent Rights and any resolutions arrived at for those problems;

                            b. if  Licensee   sublicenses  the  Licensed  Patent
Rights pursuant to Section 2.b above, to provide Licensor with quarterly written reports setting forth the number of units of Licensee Products sold by such sublicensees for the applicable quarterly period. Each such report shall accompany the applicable payment of Sublicensee Fees by Licensee to Licensor;

                            c. to keep  complete and accurate  books and records
of its sales, customers and end users of Licensee Products and all other transactions relating to Licensed Patent Rights. Licensor shall have the right (upon reasonable notice and during Licensee's normal business hours) to have an independent certified public accountant inspect and audit the books


                                      H-2

and records of Licensee for the purpose of verifying Licensee's compliance with the terms and conditions of this Agreement and any reports or information due hereunder;

                            d. to comply with all export  laws and  restrictions
and regulations of the Department of Commerce or other United States or foreign agency or authority, and not to export, or allow the export or reexport of any Licensee Products or any direct product thereof in violation of any such restrictions, laws or regulations, or to Afghanistan, the People's Republic of China or any Group Q, S, W, Y or Z country specified in the then current Supplement No. 1 to Section 770 of the U.S. Export Administration Regulations (or any successor supplement or regulations); Licensee shall obtain and bear all expenses relating to any necessary licenses and/or exemptions with respect to the export from the U.S. of all material or items deliverable by Licensor to any location and shall demonstrate to Licensor compliance with all applicable laws and regulations prior to delivery thereof by Licensor;

                        5. Term. Unless terminated earlier as provided herein, this Agreement shall commence on the Effective Date and shall remain in effect until the expiration or termination of the last-to-expire patent under the Licensed Patent Rights ("Term").

                        6.  Termination.

                                 a. This  Agreement may be terminated by a party
for cause immediately upon the occurrence of any of the following events:

                                 (1) if  the  other  ceases  to do  business, or
otherwise terminates its business operations; or

                                 (2) if the other shall fail to  promptly secure
or renew any applicable regulatory license, registration, permit, authorization or approval necessary for the conduct of its business in the manner contemplated by this Agreement, or if any such license, registration, permit, authorization or approval is revoked or suspended and not reinstated within thirty (30) days; or

                                 (3) if  the  other   materially   breaches  any
material provision of this Agreement and fails to cure such breach within thirty
(30) days of written notice describing the breach; or

                                 (4) if the other  shall seek  protection  under
any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against the other (and not dismissed within ninety (90) days).

                                 b. Licensor  may   terminate   this   Agreement
immediately upon the occurrence of any of the following events:

                                 (1) if Licensee  defaults  under the Promissory
Note; or

                                 (2)  upon  any  merger  or   consolidation   of
Licensee with, or any sale, lease, exchange, mortgage, pledge, transfer, relinquishment or other disposition of all or substantially all of Licensee's assets, stock or business or of controlling interest in Licensee


                                      H-3


(whether by operation of law or otherwise) to, Bay Networks, Ascend, 3COM, U.S. Robotics, Shiva or Cascade, or any subsidiary or affiliate of any of the foregoing.

                                 c. Neither  party  shall  incur  any  liability
whatsoever for any damage, loss or expenses of any kind suffered or incurred by the other (or for any compensation to the other) arising from or incident to any termination of this Agreement by such party that complies with the terms of the Agreement whether or not such party is aware of any such damage, loss or expenses.

                                 d. Upon termination of this Agreement by either
party or naturally at the end of the Term, (i) all rights and licenses of Licensee and obligations of and restrictions on Licensor hereunder shall terminate; and (ii) the following provisions shall survive any expiration or termination of this Agreement: Sections 2.e, 4.c, 6.c, 6.d, 6.e, 9, 10, 11, 12 and 13.

                                 e. Termination  is not the  sole  remedy  under
this Agreement and, whether or not termination is effected, all other remedies will remain available.


                         7.  Patent Prosecution and Maintenance.

                                 a. Licensor  shall  be   responsible   for  and
control the prosecution of all patent applications and the maintenance of all patents under the Licensed Patent Rights using patent counsel of its choice. Subject to Section 7.b below, Licensee shall bear the reasonable costs of prosecuting and maintaining such patent applications and patents provided, however, that in the event Licensor grants additional licenses under the
Licensed Patent Rights to third parties, such prosecution and maintenance-related costs going forward will be shared equally among all such licensees. Licensor shall have no obligation to (i) file or prosecute any patent applications or maintain any patents unless Licensee and other licensees of the Licensed Patent Rights, if any, have agreed to fund such activities or (ii) conduct any interference or opposition proceedings unless Licensee and other licensees of the Licensed Patent Rights, if any, have agreed to fund such proceedings.

                                 b. Licensee  may  terminate   its   obligations
hereunder to bear the cost of prosecution and maintenance with respect to any given patent application or patent upon sixty (60) days prior written notice to Licensor. In such event, (i) Licensor may, but is not obligated to, continue prosecution or maintenance of such patent application or patent and (ii) Licensee shall have no further right or license thereunder.

                                 c. Licensee  shall  pay any  amounts  due under
this Section 7 within thirty (30) days of its receipt of an invoice therefor.

                         8.  Patent Infringement and Enforcement.

                                    Licensee shall promptly  notify  Licensor of
any third party infringement of the Licensed Patent Rights of which Licensee becomes aware. Licensee has no right or authority to resolve, abate or commence any legal proceedings or take any other action in connection with any alleged infringement of the Licensed Patent Rights without Licensor's prior written consent, which consent Licensor may give or withhold in its sole discretion.

                                9.  Disclaimer  of   Warranties.   THE  LICENSED
PATENT RIGHTS ARE PROVIDED TO LICENSEE "AS IS." LICENSOR MAKES NO WARRANTIES TO ANY PERSON OR ENTITY WITH RESPECT TO THE LICENSED PATENT RIGHTS OR ANY LICENSES AND DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.


                                      H-4



                       Nothing in this  Agreement  is or shall be  construed as:

                                 a. a warranty or  representation by Licensor as
to the validity or scope of any patent claim or patent within the Licensed Patent Rights;

                                 b. a warranty or  representation  that anything
made, used, imported, sold or otherwise disposed of under any license granted hereunder is or will be free from infringement of any patent rights, foreign or domestic, or other intellectual property right of any third party;

                                 c. an obligation to bring or prosecute  actions
or suits against third parties for  infringement  of the Licensed Patent Rights;
or

                                 d.   granting  by   implication,   estoppel  or
otherwise any licenses or rights under patents or other rights of Licensor or third parties other than as expressly provided herein, regardless of whether such patents or other rights are dominant or subordinate to any Licensed Patent Rights.

                   11. Limitation of Liability. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, LICENSOR WILL NOT BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY (I) FOR ANY AMOUNTS IN EXCESS OF ONE HUNDRED THOUSAND DOLLARS ($100,000), (II) FOR ANY INCIDENTAL OR
CONSEQUENTIAL DAMAGES OR LOST DATA OR (III) FOR COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES; EVEN IF THE REMEDIES PROVIDED FOR IN THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE AND EVEN IF EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OR PROBABILITY OF SUCH DAMAGES.

                   12. Relationship of Parties. The parties hereto expressly understand and agree that Licensee is an independent contractor in the performance of each and every part of this Agreement, is solely responsible for all of its employees and agents and its labor costs and expenses arising in connection therewith and is responsible for and will indemnify Licensor from any and all claims, liabilities, damages, debts, settlements, costs, attorneys' fees, expenses and liabilities of any type whatsoever that may arise on account of Licensee's activities or those of its employees or agents (including, without limitation, subdistributors), including without limitation, providing unauthorized representations or warranties (or failing to effectively disclaim all warranties and liabilities on behalf of Licensor) to its customers or breaching any term, representation or warranty of this Agreement. Licensor is in no manner associated with or otherwise connected with the actual performance of this Agreement on the part of Licensee, nor with Licensee's employment of other persons or incurring of other expenses. Except as expressly provided herein, Licensor shall have no right to exercise any control whatsoever over the activities or operations of Licensee.

                   13. Assignment. This Agreement and the rights and obligations hereunder are not transferable or assignable by Licensee (whether by any merger or consolidation of Licensee or any sale, lease, exchange, mortgage, pledge, transfer, relinquishment or other disposition of all or substantially all of Licensee's assets, stock or business or of controlling interest in Licensee (whether by operation of law or otherwise)) without the prior written consent of Licensor, which consent Licensor may give or withhold in its sole discretion. In no event whatsoever shall this Agreement be so transferred or assigned by Licensee to Bay Networks, Ascend, 3COM, U.S. Robotics, Shiva or Cascade, or any subsidiary or affiliate of any of the foregoing.


                                      H-5



                    14.   General.

                              a.  Amendment  and  Waiver - Except  as  otherwise
expressly provided herein, any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in any particular instance and either retroactively or prospectively) only with the written consent of both parties.

                              b.  Governing   Law  and  Legal   Actions  -  This
Agreement shall be governed by and construed under the laws of the State of California and the United States without regard to conflicts of laws provisions thereof. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the California state and U.S. federal courts having within their jurisdiction the location of Licensor's principal place of business. Both parties consent to the jurisdiction of such courts and agree that process may be served in the manner provided herein for giving of notices or otherwise as allowed by California state or U.S. federal law. In any action or proceeding to enforce rights under this Agreement, the prevailing party shall be entitled to recover costs and attorneys' fees.

                              c.  Headings  -  Headings  and  captions  are  for
convenience only and are not to be used in the interpretation of this Agreement.

                              d.  Notices - Notices under this  Agreement  shall
be sufficient only if personally delivered, delivered by a major commercial rapid delivery courier service with tracking capabilities and costs prepaid or mailed by certified or registered mail, return receipt requested and postage prepaid, to a party at its address first set forth herein or as amended by notice pursuant to this subsection. Notice by personal delivery or courier service shall be deemed received on the date of delivery, and, if not received sooner, notice by mail shall be deemed received five (5) days after deposit in the U.S. mails.

                              e. Entire  Agreement - This Agreement,  including
all  Attachments  hereto,   supersedes  all  proposals,  oral  or  written,  all
negotiations, conversations, or discussions between or among parties relating to the subject matter of this Agreement and all past dealing or industry custom.

                              f.  Severability   -  If  any  provision  of  this
Agreement is held to be illegal or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and be enforceable.

                              g.  Remedies - The rights and  remedies of a party
set forth herein with respect to failure of the other to comply with the terms and conditions of this Agreement (including, without limitation, rights of termination of this Agreement) are not exclusive, the exercise thereof shall not constitute an election of remedies and the aggrieved party shall in all events be entitled to seek whatever additional remedies may be available in law or equity.






                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date first set forth above.



                                      H-6





                                              TELEBIT CORPORATION


                                              By:

                                              Name:

                                              Title:




                                              TELEBIT (NEWCO) INC.


                                              By:

                                              Name:

                                              Title:






                                      H-7





                                  ATTACHMENT A


                         PATENTS AND PATENT APPLICATIONS







                                      H-8



                                                                       Exhibit I

                          PREFERRED STOCK PURCHASE AND
                           NOTEHOLDER RIGHTS AGREEMENT



Please see APPENDIX C -- Preferred Stock Purchase and Noteholder Rights Agreement dated as of July 21, 1996 between Telebit (Newco) Inc. and Telebit Corporation.





                                      I-1




                                                                      APPENDIX C






- --------------------------------------------------------------------------------


                          PREFERRED STOCK PURCHASE AND
                           NOTEHOLDER RIGHTS AGREEMENT




                                   DATED AS OF

                                  JULY 21, 1996


                                     BETWEEN


                              TELEBIT (NEWCO) INC.

                                       AND

                               TELEBIT CORPORATION


- --------------------------------------------------------------------------------









                                TABLE OF CONTENTS

ARTICLE I

         Definitions

              1.01.  Definitions............................................. 1

ARTICLE II

         Purchase and Sale of Preferred Shares

              2.01.  Purchase and Sale of Preferred Shares................... 6
              2.02.  Use of Proceeds......................................... 6
              2.03.  Adjustment of Purchase Price............................ 7

ARTICLE III

         Note Payment, Administration and Subordination

              3.01.  Payments and Endorsements............................... 7
              3.02.  Payment on Non-Business Days............................ 7
              3.03.  Registration, etc....................................... 7
              3.04.  Transfer and Exchange of Notes.......................... 7
              3.05.  Replacement of Notes.................................... 8
              3.06.  Subordination........................................... 8
              3.07.  Prepayment Provisions................................... 9

ARTICLE IV

         Representations and Warranties of the Company

              4.01.  Organization and Standing of the Company................ 11
              4.02.  Corporate Action........................................ 11
              4.03.  Governmental Approvals.................................. 12
              4.04.  Litigation.............................................. 12
              4.05.  Compliance with Other Instruments....................... 12
              4.06.  Financial Information................................... 12
              4.07.  Taxes................................................... 13
              4.08.  No Brokers or Finders................................... 13
              4.09.  Capitalization; Status of Capital Stock................. 13
              4.10.  Authorization of Securities............................. 13
              4.11.  Offering of the Securities.............................. 14
              4.12   Environmental Matters................................... 14
              4.13   Regulated Entities...................................... 14
              4.14   Copyrights, Patents, Trademarks and Licenses, Etc....... 14
              4.15   ERISA Compliance........................................ 14





ARTICLE V

              Representations and Warranties of the Purchaser................ 15

ARTICLE VI

         Covenants of the Company

              6.01.  Affirmative Covenants of the Company.................... 16
                     (a)  Punctual Payment................................... 16
                     (b)  Payment of Taxes and Debt.......................... 16
                     (c)  Maintenance of Insurance........................... 16
                     (d)  Preservation of Corporate Existence................ 17
                     (e)  Compliance with Laws............................... 17
                     (f)  Visitation Rights ................................. 17
                     (g)  Keeping of Records and Books of Account............ 17
                     (h)  Maintenance of Properties, etc..................... 17
                     (i)  Compliance with ERISA.............................. 17
                     (j)  Foreign Corrupt Practices Act...................... 18
                     (k)  Management Compensation............................ 18
                     (l)  Compliance with Ancillary Agreements............... 18
                     (m)  Subsidiary Security Interests...................... 18
              6.02.  Negative Covenants of the Company....................... 18
                     (a)  Liens.............................................. 18
                     (b)  Indebtedness....................................... 20
                     (c)  Assumptions or Guaranties of Indebtedness of
                            Other Persons.................................... 20
                     (d)  Mergers, Sale of Assets, etc....................... 20
                     (e)  Investments in Other Persons....................... 20
                     (f)  Distributions...................................... 21
                     (g)  Dealings with Affiliates........................... 22
                     (h)  Maintenance of Ownership of Subsidiaries........... 22
                     (i)  Change in Nature of Business....................... 22
                     (j)  Issuance of Preferred Equity....................... 22
                     (k)  Capital Expenditures............................... 22
                     (l)  Operating Expenses................................. 22
              6.03.  Reporting Requirements.................................. 22

ARTICLE VII

         Events of Default

              7.01.  Events of Default....................................... 24
              7.02.  Annulment of Defaults................................... 26



                                      -ii-


ARTICLE VIII

         Conditions to Closing

              8.01.  Merger and Asset Transaction............................ 26
              8.02.  Representations and Warranties.......................... 26
              8.03.  Documentation at Closing................................ 26

ARTICLE IX

         Miscellaneous

              9.01.  No Waiver; Cumulative Remedies.......................... 28
              9.02.  Amendments, Waivers and Consents........................ 28
              9.03.  Addresses for Notices, etc.............................. 28
              9.04.  Successors and Assigns.................................. 29
              9.05.  Costs, Expenses and Taxes............................... 30
              9.06.  Termination............................................. 30
              9.07.  Survival of Representations and Warranties.............. 30
              9.08.  Prior Agreements........................................ 30
              9.09.  Severability............................................ 30
              9.10.  Governing Law........................................... 30
              9.11.  Headings................................................ 30
              9.12.  Sealed Instrument....................................... 30
              9.13.  Counterparts............................................ 30
              9.14.  Further Assurances...................................... 30
              9.15   Indemnification......................................... 31

EXHIBITS
- --------

Exhibit A         Class A Redeemable Preferred Stock Terms
Exhibit B         Form of Secured Senior Subordinated Note due 2001
Exhibit C         Form of Security Agreement
Exhibit D-1       License Agreement Related to MICA Assets
Exhibit D-2       Patent License Agreement
Exhibit D-3       Patent License Agreement
Exhibit E         Employment Agreement between Executive and the Company


SCHEDULES
- ---------

Schedule 4.09         --     Capitalization
Schedule 6.02(a)      --     Liens


                                      -iii-



         THIS PREFERRED STOCK PURCHASE AND NOTEHOLDER RIGHTS AGREEMENT (the "Agreement") dated as of July 21, 1996 between Telebit (Newco) Inc., a Delaware corporation ("the Company"), and Telebit Corporation, a California corporation (the "Purchaser").


                              W I T N E S S E T H:

         WHEREAS, the Company has authorized the issuance and delivery to the Purchaser of 3,500 shares (the "Preferred Shares") of the Company's Class A Redeemable Preferred Stock, $.01 par value (the "Preferred Stock"), with the terms attached hereto as Exhibit A;

         WHEREAS, the Purchaser wishes to purchase the Preferred Shares on the terms and subject to the conditions set forth in this Agreement;


         WHEREAS, pursuant to an Asset Purchase Agreement dated as of the date hereof between the Company and the Purchaser (the "Asset Purchase Agreement"), the Company has agreed to purchase substantially all of the assets of the Purchaser, and is willing to assume substantially all of the liabilities of the Purchaser in exchange for $31,500,000 principal amount of Secured Senior Subordinated Note due 2001 (the "Note"), which form of such Note is attached hereto as Exhibit B (the "Asset Transaction"); and

         WHEREAS, the Company and the Purchaser desire to set forth the terms and conditions of the Note in this Agreement.


         NOW,   THEREFORE,   in   consideration   of  the   foregoing   and  the
representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS



         1.01. DEFINITIONS. (a) The following terms, as used herein, have the following meanings:

         "Ancillary Agreements" means the MICA License Agreement, the Security Agreement and any other agreement executed in connection with the transactions contemplated by this Agreement.

         "Balance Sheet" means the unaudited balance sheet of the Company as of June 30, 1996.

         "Capital Expenditures" means any payment made directly or indirectly for the purpose of acquiring or constructing fixed assets, real property or equipment which in accordance with




GAAP consistently applied would be added as a debit to the fixed asset account of the Person making such expenditure, including without limitation, amounts paid or payable under any conditional sale or other title retention agreement or under any lease or other periodic payment arrangement which is of such a nature that payment obligations of the lessee or obligor thereunder would be required by GAAP consistently applied to be capitalized and shown as liabilities on the balance sheet of such lessee or obligor.

         "Cisco" means Cisco Systems, Inc., a California corporation.

         "Closing Date" means the date of the Closing.

         "Closing Working Capital" for any period means Working Capital as of the last day of such period.

         "Common Stock" includes (a) the Company's Common Stock, $.01 par value per share, as authorized on the date of this Agreement, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency), and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         "Consolidated" and "Consolidating" when used with reference to any term defined herein mean that term as applied to the accounts of the Company and its Subsidiaries consolidated in accordance with GAAP consistently applied.


         "Consolidated Net Worth" means, at any date, the sum of (a) the par value of all of the stock of the Company issued and outstanding, (b) the amount of any additional paid-in-capital and (c):


                  (i) the positive retained earnings, if any, of the Company and its Subsidiaries, or

                  (ii) less, the amount of any accumulated deficit in the retained earnings of the Company and its Subsidiaries,

all as the same appears on a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP consistently applied as of such date, after eliminating all intercompany items and all amounts properly attributable to (1) any write-up in the book value of any asset resulting from a revaluation thereof after the date of this Agreement; (2) the amount of any intangible assets including, without limitation, patents, trademarks, unamortized debt discount and expense, goodwill, covenants and agreements and the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of the Company or of its Subsidiary which shall have acquired the same; (3) earnings attributable to any other Person unless actually received by the Company or its Subsidiaries; and (4) changes in the method of accounting.

         "Current Liabilities" means all liabilities of the Company and its Subsidiaries which would, in accordance with GAAP consistently applied, be classified as current liabilities including, without limitation, all rental payments due under leases required to be capitalized in accordance with applicable Statements of Financial Accounting Standards and fixed prepayments of, and sinking fund payments with respect to, Indebtedness (including
Indebtedness evidenced by the Notes), which payments are required to be made within one year from the date of determination.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate" of any entity means any other entity that, together with such entity, would be treated as a single employer under Section 414 of the Code or otherwise deemed to be under common control with such entity pursuant to
Section 414 of the Code.

         "Events of Default" shall have the meaning assigned to that term in
Section 7.01.

         "Excess Cash Flow" means for any period Net Income (or Net Loss) of the Company and its Subsidiaries on a consolidated basis for such period plus (x) the amount of the provision for depreciation and/or amortization actually deducted on the books of the Company for the purposes of the computation of such Net Income (or Net Loss) for the period involved less (y) the sum of (i) Capital Expenditures for the period indicated, (ii) all federal and state income taxes (but not ad valorem property taxes, sales taxes or taxes in the nature of an excise tax) paid or accrued by the Company with respect to such period and deducted on the books of the Company for the purposes of the computation of such Net Income (or Net Loss) for the period involved and (iii) the amount, if any, by which Closing Working Capital for such period exceeds Opening Working Capital for such period; provided that in no event shall the amount under this clause
(iii) with respect to any year exceed the greater of $5 million or ten percent (10%) of the Company's consolidated annual net revenues calculated in accordance with GAAP consistently applied.

         "GAAP" means generally accepted accounting principles.

         "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         "Indebtedness" means all obligations, contingent and otherwise, which should, in accordance with GAAP consistently applied, be classified upon the obligor's balance sheet as liabilities, but in any event including, without limitation, liabilities secured by any mortgage on property owned or acquired subject to such mortgage, whether or not the liability secured thereby shall have been assumed, and also including, without limitation, (i) all guaranties, endorsements and other contingent obligations, in respect of Indebtedness of others, whether or not the same are or should be so reflected in said balance sheet, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and (ii) the present value of any lease payments due under leases required to be capitalized in accordance with applicable Statements of Financial Accounting Standards, determined in accordance with applicable Statements of Financial Accounting Standards.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

         "Material Adverse Effect" means a material adverse effect on the business, assets, condition (financial or otherwise), results of operations or prospects of the Company or the Company and its Subsidiaries, taken as a whole; provided, however, that for purposes of Article IV, "Material Adverse Effect" shall mean a material adverse effect on the business, assets, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries, taken as a whole.

         "Merger" means the cash-for-stock merger of a newly-formed, wholly-owned subsidiary of Cisco ("Merger Sub"), with and into the Purchaser with the Purchaser surviving the merger pursuant to the Agreement and Plan of Reorganization among Merger Sub, Cisco and the Purchaser dated as of July 21, 1996.

         "MICA Assets" means the Purchaser's MICA digital modem technology described in Schedule 1.01 to the Asset Purchase Agreement and all related personal property, whether tangible or intangible (including, without limitation, any and all (i) inventory; (ii) furniture, computers and equipment;
(iii) documentation; (iv) inventions, code, improvements, formulae, ideas, processes, techniques, specifications, notes, know-how and data, whether or not patentable, developed or made or conceived or reduced to practice or learned by the Purchaser alone or together with others; (v) patents and patent rights, copyrights, trademarks, including, without limitation, the MICA Trademark (as defined below), service marks, trade secrets and any other intellectual property rights and (vi) any other items, materials and information necessary for the Purchaser to continue, without interruption or delay, the research, development and commercialization of and other activities in connection with the Purchaser's MICA digital modem technology; such personal property to include, without limitation, all of the items, materials and information set forth in Schedule
1.02 to the Asset Purchase Agreement.

         "MICA License Agreement" means the (i) License Agreement related to the MICA Assets between the Purchaser and the Company to be dated as of the Closing Date substantially in the form attached hereto as Exhibit D-1 and each of the Patent License Agreements between the Purchaser and the Company to be dated as of the Closing Date substantially in the forms attached hereto as Exhibits D-2 and D-3, respectively.

         "MICA Trademark" means the trademark MICA and all (i) applications and registrations therefor, (ii) common law rights related thereto and (iii) goodwill associated therewith.

         "Net Income (or Net Loss)" means the net income (or net loss, expressed as a negative number) of a Person for any period, after deductions for all taxes actually paid or accrued and all expenses and other charges (not including any extraordinary or non-cash expenses and other charges), determined in accordance with GAAP consistently applied.


         "Note" or "Notes" shall have the meaning assigned such terms in the recitals hereto.


         "Opening Working Capital" for any period means Working Capital as of the last day of the immediately preceding period.

         "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Company or any ERISA Affiliate sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

         "Person" means an individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Company or any ERISA Affiliate sponsors or maintains or to which the Company or any ERISA Affiliate makes, is making, or is obligated to make contributions and includes any Pension Plan.

         "Preferred Shares" shall have the meaning assigned such term in the recitals hereto.

         "Preferred Stock" shall have the meaning assigned such term in the recitals hereto.

         "Securities" means the Notes and the Preferred Shares.

         "Securities Act" means the Securities Act of 1933 or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission (or of any other Federal agency then administering the Securities
Act) thereunder, all as the same shall be in effect at the time.

         "Security Agreement" means the security agreement substantially in the form attached hereto as Exhibit C.

         "Subsidiary" or "Subsidiaries" means any corporation or trust of which a Person and/or any of such Person's other Subsidiaries directly or indirectly owns at the time fifty percent (50%) of the outstanding shares of every class of such corporation or trust other than directors' qualifying shares.

         "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "Working Capital" as of any date means current assets less current liabilities, each as set forth in the consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP consistently applied for such date.

         (b) Each of the following terms is defined in the Section set forth opposite such term:

                  TERM                                                  SECTION
                  ----                                                  -------


                  Additional Financing                                     3.07
                  Asset Purchase Agreement                             Recitals
                  Asset Transaction                                    Recitals
                  Closing                                                  2.01
                  Code                                                     6.01
                  Disposition                                              6.02
                  Distributions                                            6.02
                  ERISA                                                    1.01
                  ERISA Affiliate                                          1.01
                  Executive                                                6.01
                  Executive Employment Agreement                           6.01
                  Intellectual Property Licenses                           4.14
                  Liquity Event                                            3.07
                  Permitted Disposition                                    3.07
                  Purchaser's Cash                                         2.03
                  Senior Debt                                              3.06



                                   ARTICLE II

                      PURCHASE AND SALE OF PREFERRED SHARES




         2.01. PURCHASE AND SALE OF PREFERRED SHARES. The Company agrees to issue and sell to the Purchaser, and, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Purchaser agrees to purchase, the Preferred Shares for an aggregate purchase price of $3,500,000. Such purchase and sale shall take place at a closing (the "Closing") to be held at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts, 02110, immediately prior to the effective time of the Merger. At the Closing the Company will initially issue a certificate representing the Preferred Shares, issued in the name of the Purchaser, against delivery to the Company of a certified or official bank check or a receipt of a wire transfer in the amount of $3,500,000, in payment of the full purchase price for the Preferred Shares.


         2.02. USE OF PROCEEDS. The Company agrees to use the full proceeds from the sale of the Preferred Shares for working capital and other general corporate purposes.


         2.03. ADJUSTMENT OF PURCHASE PRICE. In the event that the Purchaser does not have $3,500,000 to deliver to the Company as the purchase price of the Preferred Shares on the Closing Date, the number of Preferred Shares to be purchased shall be reduced to the number determined by dividing Purchaser's total cash and cash equivalents as of the Closing Date ("Purchaser's Cash") by $1,000. In such event, the principal amount of the Note shall be increased to an amount determined by subtracting Purchaser's Cash from $35,000,000.



                                   ARTICLE III

                 NOTE PAYMENT, ADMINISTRATION AND SUBORDINATION




         3.01. PAYMENTS AND ENDORSEMENTS. Payments of principal, interest and premium, if any, on the Notes, shall be made directly by check duly mailed or delivered to the Purchaser at its address referred to in Section 9.03 hereof, or by wire transfer to an account specified by the Purchaser, without any presentment or notation of payment, except that prior to any transfer of any Note, the holder of record shall endorse on such Note a record of the date to which interest has been paid and all payments made on account of principal of such Note.


         3.02. PAYMENT ON NON-BUSINESS DAYS. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the Commonwealth of Massachusetts, such payment may be made on the next succeeding business day, and such extension of time shall in such case be included in the computation of payment of interest due.

         3.03. REGISTRATION, ETC. The Company shall maintain at its principal office a register of the Notes and shall record therein the names and addresses of the registered holders of the Notes, the address to which notices are to be sent and the address to which payments are to be made as designated by the registered holder if other than the address of the holder, and the particulars of all transfers, exchanges and replacements of Notes. No transfer of a Note shall be valid unless made on such register for the registered holder or his executors or administrators or his or their duly appointed attorney, upon surrender therefor for exchange as hereinafter provided, accompanied by an instrument in writing, in form and execution reasonably satisfactory to the Company. Each Note issued hereunder, whether originally or upon transfer, exchange or replacement of a Note or Notes, shall be registered on the date of execution thereof by the Company and shall be dated the date to which interest has been paid on such Notes or Note. The registered holder of a Note shall be that Person in whose name the Note has been so registered by the Company. A registered holder shall be deemed the owner of a Note for all purposes of this Agreement and, subject to the provisions hereof, shall be entitled to the principal, premium, if any, and interest evidenced by such Note free from all equities or rights of setoff or counterclaim between the Company and the transferor of such registered holder or any previous registered holder of such Note.

         3.04. TRANSFER AND EXCHANGE OF NOTES. The registered holder of any Note or Notes may, prior to maturity or prepayment thereof, surrender such Note or Notes at the principal office of the Company for transfer or exchange. Within a reasonable time after notice to the Company from a registered holder of its intention to make such exchange and without expense (other than transfer taxes, if any) to such registered holder, the Company shall issue in exchange therefor another Note or Notes, in such denominations as requested by the registered holder, for the same aggregate principal amount as the unpaid principal amount of the Note or Notes so surrendered and having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as the Note or Notes so surrendered. Each new Note shall be made payable to such Person or Persons, or registered assigns, as the registered holder of such surrendered Note or Notes may designate, and such transfer or exchange shall be made in such a manner that no gain or loss of principal or interest shall result therefrom.

         3.05. REPLACEMENT OF NOTES. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, if requested in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or Security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Company will issue a new Note, of like tenor and amount and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note.

         3.06. SUBORDINATION. (a) The Company, for itself, its successors and assigns, covenants and agrees, and the Purchaser and each successor holder of the Notes by his or its acceptance thereof, likewise covenants and agrees, that notwithstanding any other provision of this Agreement or the Notes, the payment of the principal of and interest on each and all of the Notes shall be subordinated in right of payment, to the prior payment in full of all Senior Debt (as hereinafter defined) at any time outstanding. The provisions of this
Section 3.06 shall constitute a continuing representation to all Persons who, in reliance upon such provisions, become the holders of or continue to hold Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they or any of them may proceed to enforce such provisions against the Company or against the holder of any Note without the necessity of joining the Company as a party.

                  (b) Subrogation. Subject to the payment in full of all Senior Debt and until the Notes shall be paid in full, the holders of the Notes shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Company applicable to the Senior Debt. No such payments or distributions applicable to the Senior Debt shall, as between the Company and its creditors, other than the holders of Senior Debt and the holders of the Notes, be deemed to be a payment by the Company to or on account of the Notes; and for the purposes of such subrogation, no payments or distributions to the holders of Senior Debt to which the holders of the Notes would be entitled except for the provisions of this Section 3.06 shall, as between the Company and its creditors, other than the holders of Senior Debt and the holders of the Notes, be deemed to be a payment by the Company to or on account of the Senior Debt.

                  (c) Scope of Section. The provisions of this Section 3.06 are intended solely for the purpose of defining the relative rights of the holders of the Notes, on the one hand, and the holders of the Senior Debt, on the other hand. Nothing contained in this Section 3.06 or elsewhere in this Agreement or the Notes is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt, and the holders of the Notes, the obligation of the Company, which is unconditional and absolute, to pay to the holders of the Notes the principal of and interest on the Notes as and when the same shall become due and payable in accordance with the terms thereof, or to affect the relative rights of the holders of the Notes and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent the holder of any Note from accepting any payment with respect to such Note or exercising all remedies otherwise permitted by applicable law upon default under such Note, subject to the rights, if any, under this Section
3.06 of the holders of Senior Debt in respect of cash, property or securities of the Company received by the holders of the Notes.


                  (d) Senior Debt Defined. The term "Senior Debt" shall mean (i) all Indebtedness of the Company for money borrowed from banks or other institutional lenders, including any extension or renewals thereof, whether outstanding on the date hereof or thereafter created or incurred, which is not by its terms subordinate and junior to or on a parity with the Notes and which is permitted hereby at the time it is created or incurred, and (ii) all guaranties by the Company which are not by their terms subordinate and junior to or on a parity with the Notes and which are permitted hereby at the time they are made, of Indebtedness of any of the Company's Subsidiaries if such Indebtedness would have been Senior Debt pursuant to the provisions of clause
(i) of this sentence had it been Indebtedness of the Company. In making any loans which are (or the guaranties of which are) intended to be Senior Debt, the lenders or purchasers shall be entitled to rely as to the fact that such Indebtedness or guaranty is permitted hereby upon a certificate by the Company's chief financial officer purporting to show such Indebtedness or guaranty will not result in the Company's failure to comply with the provisions of Article VI hereof as of the date of the loan or guarantee.


         3.07. PREPAYMENT PROVISIONS. The Company covenants and agrees that, so long as any of the Notes is outstanding:

                  (a) Required Liquidity Event Prepayments. The Company shall give to each holder of the Notes a notice complying with the requirements of paragraph (c) hereof, not less than thirty (30) days prior to the occurrence of any Liquidity Event, or if the Company did not have knowledge that a Liquidity Event would occur until less than thirty days prior thereto, then as promptly as practicable, but in no event more than two (2) business days after the Company first acquires knowledge that a Liquidity Event will occur or has occurred, describing in reasonable detail the facts and circumstances giving rise thereto and stating that the Company will prepay all, but not less than all, of the Notes held by each holder. The Company shall, on the effective date of any Liquidity Event, prepay all of the Notes held by any holder, at a prepayment price equal to the principal amount then outstanding, together with all interest accrued to the date of prepayment.

                  The term "Liquidity Event" shall mean (i) any consolidation of the Company with or merger of the Company into another Person or Persons or any merger of another Person or Persons into the Company, or any other transaction or series of related transactions, which results directly or indirectly in an aggregate change in the ownership or control of more than 30% of the voting rights of outstanding voting equity securities of the Company, (ii) any sale, lease, mortgage, exchange, transfer or other disposition of assets of the Company or its Subsidiaries (excluding any made in connection with the Senior
Debt) which, when aggregated with any sales or other dispositions of assets of the Company occurring after the date of this Agreement, results in the sale, lease, mortgage, exchange, transfer or other disposition of all or substantially all of the assets of the Company to another Person or Persons, (iii) the acquisition by any Person, other than James D. Norrod, directly or indirectly, of securities of the Company representing more than 30% of the voting rights of outstanding voting equity securities of the Company, (iv) a liquidation of the Company, or (v) the closing of the Company's initial public offering.


                  (b) Required Prepayments Based Upon Excess Cash Flow. For each year that the Notes are outstanding, the Company shall prepay, within fifteen
(15) days after the end of Company's fiscal year, without penalty or premium, an amount of the principal amount then outstanding on the Notes equal to fifty percent (50%) of the Excess Cash Flow for such fiscal year. The calculation of the amount of such prepayment will be reviewed by the Company's independent auditors in connection with the audit for the Company's fiscal year then ended. In the event that the amount prepaid by the Company (a) is less than the amount determined by the Company's independent auditors, the Company shall within fifteen (15) days of such determination remit to Purchaser an amount equal to such shortfall or (b) is greater than the amount determined by the Company's independent auditors, the amount of such overpayment will be credited against future payments of interest and/or principal on the Notes. In the event that Purchaser raises an objection to the amount of such prepayment within fifteen
(15) days after receipt by Purchaser of the Company's audited financial statements for the fiscal year then ended, such dispute shall be resolved by Price Waterhouse LLP, or if such firm declines to act in such capacity, by such other firm of independent nationally recognized accountants chosen and mutually accepted by both parties.


                  (c) Required Prepayments Based Upon Permitted Dispositions. At any time the Notes are outstanding, the Company shall prepay, within fifteen
(15) days after the receipt of funds, without penalty or premium, an amount of the principal amount then outstanding on the Notes pro rata in the amount of the proceeds received by the Company from any sale, assignment, lease or other disposition of or voluntary parting of control of (whether in one transaction or in a series of transactions) the assets (whether now owned or hereinafter acquired) of the Company or any of its Subsidiaries other than the sale of Inventory in the ordinary course of business (each a "Permitted Disposition") which, during any fiscal year when taken with all other Permitted Dispositions by the Company, exceeds in the aggregate $500,000, less the applicable costs and taxes payable by the Company in connection therewith. The Company shall give to each holder of the Notes prior notice of the occurrence of any disposition that does not qualify as a Permitted Disposition.

                  (d) Required Prepayments Based Additional Financings. At any time the Notes are outstanding, the Company shall prepay, within fifteen (15) days after the receipt of funds by the Company, without penalty or premium, an amount of the principal amount then outstanding on the Notes pro rata in the amount of the proceeds received by the Company from any issuance by the Company of voting equity securities which, in the aggregate, exceed $5 million in any year (not otherwise constituting a Liquidity Event) or the incurrence by the Company of any Indebtedness for borrowed money which is pari passu with or subordinated to the Senior Debt (each an "Additional Financing"), less the applicable costs and taxes payable by the Company in connection therewith. The Company shall give to each holder of the Notes prior notice of the consummation of any Additional Financing.

                  (e) Optional Prepayments. The Company shall have the right to elect to prepay the Notes prior to the stated maturity thereof, at a prepayment price equal the principal amount then outstanding, together with all interest accrued to the date of prepayment.

                  (f) Notice of Prepayment. Notice of any prepayment of Notes pursuant to paragraph (a), (c) or (d) shall be given to each holder of the Notes in accordance with the provisions of Section 9.03, which notice shall specify
(i) the anticipated date of prepayment and (ii) the principal amount and interest to be paid in respect of the Notes.

                  (g) Maturity; No Reissue. Notes or portions thereof to be prepaid pursuant to paragraph (a), (b), (c) or (d) shall become due and payable on the prepayment date, together with accrued interest, if any, and from and after such date (unless the Company shall default in paying the amounts then due) interest thereon shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in respect of any prepaid portion of a Note shall be considered to be "outstanding" for any purpose hereof. No premium or penalty shall be paid in connection with any note repayment or prepayment.


                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY


         The Company represents and warrants, except as provided by the transactions contemplated by the Asset Purchase Agreement and this Agreement, as follows:



         4.01. ORGANIZATION AND STANDING OF THE COMPANY. The Company and each Subsidiary is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction in which it was organized and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as proposed to be conducted. The Company and each Subsidiary is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in any jurisdictions wherein the character of the property owned or leased, or the nature of the activities conducted by it, makes such licensing or qualification necessary.

         4.02. CORPORATE ACTION. On the Closing Date, the Company shall have all necessary corporate power and will taken all corporate action required to make all the provisions of this Agreement, the Security Agreement, the Notes and any other agreements and instruments executed in connection herewith and therewith the valid and enforceable obligations they purport to be and to issue, sell and deliver the Preferred Shares. On the Closing Date, the issuance of the Securities will not be subject to preemptive or other similar statutory or contractual rights and will not conflict with any provisions of any agreement or instrument to which the Company is a party or by which it may be bound.

         4.03. GOVERNMENTAL APPROVALS. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the offer, issuance, sale, execution or delivery by the Company of, or for the performance by it of its obligations under, this Agreement, the Ancillary Agreements or the Securities, other than (i) those which have already been made or granted, (ii) the filing of a Form D following the Closing, and (iii) compliance with any applicable requirements of the HSR Act.

         4.04. LITIGATION. There is no litigation or governmental proceeding or investigation pending or, to the best of the knowledge of the Company, threatened against the Company affecting any of its properties or assets (including, without limitation, its Subsidiaries), or against any officer, key employee or principal stockholder of the Company where such litigation, proceeding or investigation, either individually or in the aggregate, would have a Material Adverse Effect, nor, to the best of the knowledge of the Company, has there occurred any event or does there exist any condition on the basis of which any litigation, proceeding or investigation might properly be instituted. Neither the Company, nor, to the best of the knowledge of the Company, any officer or key employee of the Company, or principal stockholder of the Company or Subsidiary, is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency affecting the Company or any Subsidiary. There are no actions or proceedings pending or threatened (or any basis therefor known to the Company) which might result, either in any case or in the aggregate, in any Material Adverse Effect, or which might call into question the validity of this Agreement, the Ancillary Agreements, the Securities or any action taken or to be taken pursuant hereto or thereto.

         4.05. COMPLIANCE WITH OTHER INSTRUMENTS. On the Closing Date, the Company and each Subsidiary will be in compliance in all respects with the terms and provisions of this Agreement, the Ancillary Agreements and its charter and by-laws and in all material respects with the terms and provisions of the mortgages, indentures, leases, agreements and other instruments and of all judgments, decrees, governmental orders, statutes, rules and regulations by which it is bound or to which its properties or assets are subject. There is no term or provision in any of the foregoing documents and instruments which may have a Material Adverse Effect. Neither the execution and delivery of this Agreement, the Ancillary Agreements, the issuance, sale and delivery of the Securities, nor the consummation of any transactions contemplated hereby or thereby, has constituted or resulted in or will constitute or result in a default or violation of any term or provision in any of the foregoing documents or instruments.

         4.06. FINANCIAL INFORMATION. The Balance Sheet has been previously delivered to the Purchaser. The Balance Sheet is complete and correct, is in accordance with the books and records of the Company and presents fairly the financial condition of the Company as at the date indicated in accordance with GAAP consistently applied. The Company and its Subsidiaries have no liabilities contingent or otherwise not disclosed in the aforesaid Balance Sheet, this Agreement or in the Schedules hereto, or incurred in the ordinary course of business and which are in the aggregate not material to the Company that could, together with all such other liabilities, materially affect the financial condition of the Company, nor does the Company have any reasonable grounds to know of any such liabilities.

         4.07. TAXES. The Company and each Subsidiary has accurately prepared and timely filed all federal, state and other tax returns required by law to be filed by it, and all taxes shown to be due and all additional assessments have been paid or provision made therefor. The Company knows of no additional assessments or adjustments pending or threatened against the Company or any Subsidiary for any period, nor of any basis for any such assessment or adjustment.

         4.08. NO BROKERS OR FINDERS. No Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or any agent of the Company.

         4.09. CAPITALIZATION; STATUS OF CAPITAL STOCK. The Company has a total authorized capitalization consisting of 3,000 shares of Common Stock, of which 1,000 shares are issued and outstanding. Immediately following the Closing, the Company will also have 3,500 shares of Class A Redeemable Preferred Stock, $.01 par value, all of which will be issued and outstanding. A complete list of the outstanding capital stock of the Company and the names in which such capital stock of the Company is registered is set forth in Schedule 4.09 hereto. All the outstanding shares of Common Stock of the Company have been duly authorized, are validly issued and are fully paid and nonassessable. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are set forth in the certificate of incorporation, a copy of which is attached as Schedule 4.09, and all such designations, powers preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws Except as otherwise indicated on Schedule 4.09, there are no options, warrants or rights to purchase shares of capital stock or other securities of the Company authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock or other securities. The offer and sale of all shares of capital stock and other securities of the

Company issued before the Closing complied with or were exempt from all federal and state securities laws, except where the failure to so comply in the case of Common Stock would not result in a material liability to the Company.


         4.10. AUTHORIZATION OF SECURITIES. On the Closing Date, the Preferred Shares will be duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company. On the Closing Date, the Notes will be duly authorized and, when issued in accordance with the Asset Purchase Agreement, will constitute valid and binding obligations of the Company. On the Closing Date, the issuance, sale and delivery of the Securities will not be subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any Person.


         4.11. OFFERING OF THE SECURITIES. Neither the Company nor any Person authorized or employed by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Securities or any security of the Company similar to the Securities has offered the Securities or any such similar security for sale to, or solicited any offer to buy the Securities or any such similar security from, or otherwise approached or negotiated with respect thereto with, any Person or Persons, and neither the Company nor any Person acting on its behalf has taken or will take any other action (including, without limitation, any offer, issuance or sale of any security of the Company under circumstances which might require the integration of such security with Securities under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder), in either case so as to subject the offering, issuance or sale of the Securities to the registration provisions of the Securities Act.

         4.12. ENVIRONMENTAL MATTERS. The Company and each Subsidiary conducts in the ordinary course of business a review of the effect of existing environmental laws and existing environmental claims on its business, operations and properties, and as a result thereof the Company has reasonably concluded that, such environmental laws and environmental claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         4.13. REGULATED ENTITIES. None of the Company, any Person controlling the Company, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940.

         4.14. COPYRIGHTS, PATENTS, TRADEMARKS AND LICENSES, ETC. To the best of the Company's knowledge, the Company or its Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses ("Intellectual Property Licenses"), without conflict with the rights of any other Person. To the best knowledge of the Company, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company or any Subsidiary infringes upon any rights held by any other

Person. Except as specifically disclosed to the Purchaser in writing prior to the date hereof, no claim or litigation regarding any of the foregoing is pending or, to the best of the Company's knowledge, threatened.

         4.15.    ERISA COMPLIANCE.

                  (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Company, nothing has occurred which would cause the loss of such qualification. The Company and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to
Section 412 of the Code has been made with respect to any Plan.

                  (b) There are no pending or, to the best knowledge of Company, threatened claims, actions or lawsuits, or action by any governmental authority, with respect to any Plan which has resulted or could reasonably be expected to result in an Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

                  (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under
Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.



                                    ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER



         The Purchaser hereby represents and warrants to the Company that:

                  (a) it is the Purchaser's present intention to acquire the Securities for its own account and that the Securities are being and will be acquired for the purpose of investment and not with a view to distribution or resale thereof; subject, nevertheless, to the condition that the disposition of the property of the Purchaser shall at all times be within its control. The acquisition by the Purchaser of the Securities shall constitute a confirmation of this representation;

                  (b) the Purchaser is an "accredited investor" within the meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the Securities;

                  (c) the Purchaser has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof;

                  (d)  the  Purchaser  has had an  opportunity  to  discuss  the
Company's business, management and financial affairs with the Company's management and to obtain any additional information necessary to verify the accuracy of the information furnished to it concerning the business, management and financial affairs of the Company; and

                  (e) the Purchaser understands that (i) the Notes and the Preferred Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated thereunder, (ii) the Notes and the Preferred Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Notes and the Preferred Shares will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect.


                                   ARTICLE VI

                            COVENANTS OF THE COMPANY




         6.01. AFFIRMATIVE COVENANTS OF THE COMPANY. Without limiting any other covenants and provisions hereof, the Company covenants and agrees that, as long as any of the Securities are outstanding, it will perform and observe the following covenants and provisions and will cause each of its Subsidiaries to perform and observe such of the following covenants and provisions as are applicable to such Subsidiary:


                  (a) Punctual Payment. Pay the principal of and interest on each of the Notes at the times and place and in the manner provided in the Notes and herein and otherwise make payments on the Preferred Shares in accordance with the provisions of this Agreement and the other applicable Ancillary Agreements.

                  (b) Payment of Taxes and Debt. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Company or any of its Subsidiaries, provided that neither the Company nor any such Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by appropriate proceedings if the Company or such Subsidiary concerned shall have set aside on its books, in accordance with GAAP consistently applied, adequate reserves with respect thereto. Pay and cause each of its Subsidiaries to pay, when due, or in conformity with customary trade terms, all lease obligations, all trade debt, and all other Indebtedness incident to the operations of the Company or its Subsidiaries, except such as are being contested in good faith and by appropriate proceedings if the Company or Subsidiary concerned shall have set aside on its books, in accordance with GAAP consistently applied, adequate reserves with respect thereto.


                  (c) Maintenance of Insurance. Maintain, and cause each Subsidiary to maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Subsidiary operates, but in any event in amounts sufficient to prevent the Company or such Subsidiary from becoming a co-insurer. Upon the request of the Purchaser, the Company shall deliver loss payable endorsements and copies of such insurance policies.


                  (d) Preservation of Corporate Existence. Preserve and maintain, and cause each Subsidiary to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties. Preserve and maintain, and cause each Subsidiary to preserve and maintain, all licenses and other rights to use patents, processes, licenses, trademarks, trade names, inventions, intellectual property rights or copyrights owned or possessed by it and necessary to the conduct of its business.

                  (e) Compliance with Laws. Comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which could have a Material Adverse Effect.

                  (f) Visitation Rights. Grant a representative of the Purchaser the right (at the Purchaser's expense) to attend all board meetings of the Company and at any reasonable time and from time to time, and upon at least twenty-four (24) hours prior notice, permit the Purchaser or any agents or representatives thereof, to examine and make copies of and extracts from the records and books of account of, and visit and inspect the properties and operations of, the Company and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Company and any of its Subsidiaries with any of their officers or directors and independent accountants provided, that in the event that the Purchaser assigns its rights hereunder, pursuant to Section 9.04, to any third party (A) the Purchaser and its assignees shall, among themselves, allocate the right to attend all board meetings under this clause
(f) such that only one
representative of all such Persons shall attend such board meetings, and (B) no more than three assignees may exercise the other rights granted by the Company under this clause (f).

                  (g) Keeping of Records and Books of Account. Keep, and cause each Subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and such Subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its or its Subsidiaries businesses shall be made.

                  (h) Maintenance of Properties, etc. Maintain and preserve, and cause each Subsidiary to maintain and preserve, all of its properties, necessary or useful in the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted.

                  (i) Compliance with ERISA. Comply, and cause each Subsidiary that is an ERISA Affiliate to comply, with all minimum funding requirements applicable to any pension or other employee benefit or employee contribution plans which are subject to ERISA, or to the Internal Revenue Code of 1986, as amended (the "Code"), and comply, and cause each Subsidiary to comply, in all other material respects with the provisions of ERISA and the Code, and the rules and regulations thereunder, which are applicable to any such plan. Neither the Company nor any of its Subsidiaries will permit any event or condition to exist which could permit any such plan to be terminated under circumstances which would cause the lien provided for in Section 4068 of ERISA to attach to the assets of the Company or any of its Subsidiaries.

                  (j) Foreign Corrupt Practices Act. Comply, and cause each Subsidiary to comply, and cause each officer, director, employee and agent of the Company and each Subsidiary to comply, at all times with the prohibitions on certain acts and practices set forth in the Foreign Corrupt Practices Act of 1977, and any rules or regulations promulgated thereunder.

                  (k) Management Compensation. The Company shall pay its President and Chief Executive Officer (the "Executive") in accordance with the employment agreement between the Executive and the Company attached hereto as Exhibit E (the "Executive Employment Agreement"). The Company shall not increase the Executive's compensation under the Executive Employment Agreement without the prior written consent of the Purchaser. Until the first anniversary of the Closing Date, the Company shall pay its other senior executive officers (which shall mean Vice Presidents reporting directly to the Executive) at a rate of compensation which is not in excess of that currently paid to such individuals as officers of the Purchaser.

                  (l) Compliance with Ancillary Agreements. Comply at all times with all of the terms and conditions of the Ancillary Agreements.


                  (m) Subsidiary  Security  Interests.  At  any  time  when  any
Subsidiary has $250,000 in assets or the Subsidiaries have in the aggregate $250,000 or more in assets, the Company shall promptly cause the applicable Subsidiary or Subsidiaries to execute such additional documentation granting security interests in its or their assets, as applicable, as the Purchaser shall request.

         6.02. NEGATIVE COVENANTS OF THE COMPANY. Without limiting any other covenants and provisions hereof, the Company covenants and agrees that, as long as any of the Securities are outstanding, it will comply with and observe the following covenants and provisions, and will cause each Subsidiary to comply with and observe such of the following covenants and provisions as are applicable to such Subsidiary, and will not:

                  (a) Liens. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance (including the lien or retained security title of a conditional vendor) of any nature, upon or with respect to any of its properties, now owned or hereinafter acquired, or assign or otherwise convey any right to receive income, except that the foregoing restrictions shall not apply to mortgages, deeds of trust, pledges, liens, security interests or other charges or encumbrances:

                           (i) for taxes, assessments or governmental charges or
                  levies on property of the Company or any of its Subsidiaries if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings;

                           (ii)   imposed   by   law,    such   as    carriers',
                  warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business;

                           (iii) arising out of pledges or deposits under workmen's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

                           (iv) securing the performance of bids, tenders, contracts (other than for the repayment of borrowed money), statutory obligations and surety bonds;

                           (v) in the nature of zoning  restrictions,  easements
                  and rights or restrictions of record on the use of real property which do not materially detract from its value or impair its use;

                           (vi) arising by operation of law in favor of the owner or sublessor of leased premises and confined to the property rented;

                           (vii) arising from any litigation or proceeding which
                  is being contested in good faith by appropriate proceedings, provided, however, that no execution or levy has been made and with respect to any litigation or proceeding commenced after the Closing, no judgment against the

                  Company in excess of $250,000 has been entered that is not covered by insurance;


                           (viii) in existence on the date hereof related to the
                  Company's  real  property  and fixed  assets and  described in
                  Schedule 6.02(a) which secure the Indebtedness of the Company, provided that no such lien is extended to cover other or different property of the Company or any of its Subsidiaries;

                           (ix) now or hereafter granted to the Purchaser pursuant to the Security Agreement or any other Ancillary Agreements;

                           (x) arising out of a purchase money mortgage or security interest on personal property to secure the purchase price of such property (or to secure Indebtedness incurred solely for the purpose of financing the acquisition of any such property), provided that such purchase money mortgage or security interest does not extend to any other or different property of the Company or any of its Subsidiaries; and

                           (xi) subject to Section 6.02(b),  securing the Senior
                  Debt.

                  (b) Indebtedness. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any liability with respect to Indebtedness except for:

                           (i) Indebtedness in the aggregate not to exceed $5,000,000, including (a) Senior Debt the proceeds of which shall be used solely for the financing of the Company's working capital; (b) Indebtedness for money borrowed, provided that such debt does not result in the Company's failure to comply with all of the provisions of Article VI hereof; and
                  (c) Indebtedness with respect to capital lease obligations measured over any 12-month period;

                           (ii) the Notes; and

                           (iii) Current Liabilities, other than for borrowed money, which are incurred in the ordinary course of business.

                  (c) Assumptions or Guaranties of Indebtedness of Other Persons. Assume, guarantee, endorse or otherwise become directly or contingently liable on, or permit any of its Subsidiaries to assume, guarantee, endorse or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) any Indebtedness of any other Person, except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.


                  (d) Mergers, Sale of Assets, etc. Without the prior written consent of the Purchaser, merge or consolidate with, or sell, assign, lease or otherwise dispose of or voluntarily part with the control of (whether in one transaction or in a series of transactions) a material portion of its assets (whether now owned or hereinafter acquired) (collectively, a "Disposition") or permit any of its Subsidiaries to do any of the foregoing (other than Disposition of assets of the Company or its Subsidiaries which in the aggregate do not exceed the greater of (i) 2% of the Consolidated Net Worth of the Company during any fiscal year or (ii) $500,000; provided that, the consent of the Purchaser shall not be required if upon the closing of any such transaction all outstanding principal and interest due on the Notes shall be repaid and all outstanding Preferred Shares shall be redeemed.


                  (e) Investments in Other Persons. Make or permit any of its Subsidiaries to make, any loan or advance to any Person, or purchase, otherwise acquire, or permit any of its Subsidiaries to purchase or otherwise acquire, the capital stock, assets comprising the business of, obligations of, or any interest in, any Person, except:

                           (i) investments of the Purchaser acquired by the Company pursuant to the transactions contemplated by the Asset Purchase Agreement;

                           (ii) investments by the Company or any of its Subsidiaries in evidences of indebtedness issued or fully guaranteed by the United States of America and having a maturity of not more than one hundred eighty (180) days from the date of acquisition;

                           (iii) investments by the Company or any of its Subsidiaries in certificates of deposit, notes, acceptances and repurchase agreements having a maturity of not more than one year from the date of acquisition issued by a bank organized in the United States having capital, surplus and undivided profits of at least $100,000,000 and whose parent holding company has long-term debt rated Aa1 or higher, and whose commercial paper (if rated) is rated Prime 1, by Moody's Investors Service, Inc.;

                           (iv) loans or advances  from any of its  Subsidiaries
                  to the Company;

                           (v) investments by the Company or any of its Subsidiaries in the highest-rated commercial paper having a maturity of not more than one hundred eighty (180) days from the date of acquisition; and

                           (vi) other loans,  advances and investments  incurred
                  in the ordinary course of business and not exceeding three percent (3%) of Consolidated Net Worth in the aggregate, at any one time outstanding, and on a Consolidated basis, including, without limitation, loans and advances to officers and employees of the Company and its Subsidiaries consisting of advances against travel and other out-of-pocket expenses.

                  (f) Distributions. Declare or pay any dividends, purchase, redeem, retire, or otherwise acquire for value any of its capital stock (or rights, options or warrants to purchase such shares) now or hereafter outstanding, return any capital to its stockholders as such, or make any distribution of assets to its stockholders as such, or permit any of its Subsidiaries to do any of the foregoing (such transactions being hereinafter referred to as "Distributions"), except that the Company may redeem the Preferred Shares according to the Company's Certificate of Incorporation, the Subsidiaries may declare and make payment of cash and stock dividends, return capital and make distributions of assets to the Company, and, except that nothing herein contained shall prevent the Company from:

                           (i) effecting a stock split or declaring or paying any dividend consisting of shares of any class of capital stock to the holders of shares of such class of capital stock, or

                           (ii) redeeming any stock of a deceased stockholder out of insurance held by the Company on that stockholder's life, if in the case of any such transaction there does not exist at the time of such Distribution an Event of Default or an event which, but for the requirement that notice be given or time elapse or both, would constitute an Event of Default and provided that such Distribution can be made in compliance with the other terms of this Agreement.

                  (g) Dealings with Affiliates. Subject to Section 6.01(k), enter or permit any of its Subsidiaries to enter into any transaction with any holder of five percent (5%) or more of any class of capital stock of the Company, or any member of their families or any corporation or other entity in which any one or more of such stockholders or members of their immediate families directly or indirectly holds five percent (5%) or more of any class of capital stock except in the ordinary course of business and on terms not less favorable to the Company or its Subsidiaries than it would obtain in a transaction between unrelated parties.

                  (h) Maintenance of Ownership of Subsidiaries. Sell or otherwise dispose of any shares of capital stock of any of its Subsidiaries, except to the Company or another of its Subsidiaries, or permit any of its Subsidiaries to issue, sell or otherwise dispose of any shares of its capital stock or the capital stock of any of its Subsidiaries.

                  (i) Change in Nature of Business. Make, or permit any of its Subsidiaries to make, any material change in the nature of its business as carried on at the date hereof.

                  (j) Issuance of Preferred Equity. Authorize or issue, or obligate itself to issue, any other equity security, having a preference over, or being on a parity with, the Preferred Stock with respect to dividends or upon liquidation.

                  (k) Capital Expenditures. Incur Capital Expenditures on a Consolidated basis in any fiscal year in excess of $750,000.

                  (l) Operating Expenses. (i) In any fiscal year in which net revenues are increasing on an annualized basis as compared with the prior fiscal year, increase operating expenses by more than 80% of the annualized increase in net revenue, in each case measured on a Consolidated basis.

                       (ii) In any fiscal year in which net revenues are decreasing on an annualized basis as compared with the prior fiscal year, decrease operating expenses by less than 90% of the annualized decrease in net revenue, in each case measured on a Consolidated basis.


         6.03. REPORTING REQUIREMENTS. The Company will furnish to each registered holder of the Securities:


                  (a) as soon as possible and in any event within two (2) business days after the occurrence of each Event of Default or each event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, the statement of the chief financial officer of the Company setting forth details of such Event of Default or event and the action which the Company proposes to take with respect thereto;

                  (b) as soon as available  and in any event within  thirty (30)
days after the end of each fiscal month of each fiscal year of the Company, consolidated and consolidating balance sheets of the Company and its
Subsidiaries  as  of  the  end  of  such  fiscal  month  and   consolidated  and
consolidating statements of income and retained earnings and of changes in financial position of the Company and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal month, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of the Company as having been prepared in accordance with GAAP consistently applied;

                  (c) as soon as available  and in any event  within  forty-five
(45) days after the end of each of the first three quarters of each fiscal year of the Company, consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such quarter and consolidated and consolidating statements of income and retained earnings and of changes in financial position of the Company and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of the Company as having been prepared in accordance with GAAP consistently applied;

                  (d) as soon as available  and in any event within  ninety (90)
days after the end of each fiscal year of the Company, a copy of the annual audit report for such year for the Company and its Subsidiaries, including therein consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such fiscal year and consolidated and consolidating statements of income and retained earnings and of changes in financial position of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all duly certified by independent public accountants of recognized standing acceptable to the Purchaser;

                  (e) at the time of delivery of each monthly, quarterly and annual statement, a certificate, executed by the chief financial officer in the case of monthly and quarterly statements and the Company's independent public accountants in the case of annual statements, stating that such officer or accountants, as the case may be, has caused this Agreement and the Securities to be reviewed and has no knowledge of any default by the Company or any of its Subsidiaries in the performance or observance of any of the provisions of this Agreement, the Securities or, if such officer or accountant has such knowledge, specifying such default and the nature thereof;

                  (f) promptly upon receipt thereof, any written report submitted to the Company by independent public accountants in connection with an annual or interim audit of the books of the Company and its Subsidiaries made by such accountants;

                  (g) promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Company or any of its Subsidiaries of the type described in
Section 4.04; and

                  (h) promptly after sending, making available, or filing the same, such reports and financial statements as the Company or any of its Subsidiaries shall send or make available to the stockholders of the Company or the Securities and Exchange Commission and such other information respecting the business, properties or the condition or operations, financial or otherwise, of the Company or any of its Subsidiaries as the Purchaser may from time to time reasonably request.


                                   ARTICLE VII

                                EVENTS OF DEFAULT



         7.01. EVENTS OF DEFAULT. If any of the following events ("Events of Default") shall occur and be continuing:

                  (a) The Company shall fail to pay any installment of principal of any of the Notes when due; or

                  (b) The Company shall fail to pay any interest or premium on any of the Notes when due and such failure shall continue for two (2) business days; or

                  (c) The Company shall default in the performance of any covenant contained in Section 6.02, or Sections 6.01(d), (e), (f), (j), (k) and
(l).

                  (d) Any representation or warranty made by the Company or any of its Subsidiaries in this Agreement or the Security Agreement or the other Ancillary Agreements or by the Company or any of its Subsidiaries (or any officers of the Company or any of its Subsidiaries) in any certificate, instrument or written statement contemplated by or made or delivered pursuant to or in connection with this Agreement or the other Ancillary Agreements, shall prove to have been incorrect when made in any material respect; or

                  (e) The Company or any of its Subsidiaries shall fail to perform or observe any other term, covenant or agreement contained in this Agreement, the Security Agreement, the Notes or the other Ancillary Agreements on its part to be performed or observed and any such failure remains unremedied for ten (10) business days after written notice thereof shall have been given to the Company by any registered holder of the Notes; or

                  (f) The Company or any of its Subsidiaries shall fail to pay any Indebtedness for borrowed money (other than as evidenced by the Notes) owing by the Company or such Subsidiary (as the case may be), or any interest or premium thereon, when due (or, if permitted by the terms of the relevant document, within any applicable grace period), whether such Indebtedness shall become due by scheduled maturity, by required prepayment, by acceleration, by demand or otherwise, or shall fail to perform any term, covenant or agreement on its part to be performed under any agreement or instrument (other than this Agreement or the Notes) evidencing or securing or relating to any Indebtedness owing by the Company or any of its Subsidiaries, as the case may be, when required to be performed (or, if permitted by the terms of the relevant document, within any applicable grace period), if the effect of such failure to pay or perform is to accelerate, or to permit the holder or holders of such Indebtedness, or the trustee or trustees under any such agreement or instrument to accelerate, the maturity of such Indebtedness, unless such failure to pay or perform shall be waived by the holder or holders of such Indebtedness or such trustee or trustees; or

                  (g) The Company or any of its Subsidiaries shall be involved in financial difficulties as evidenced (i) by its admitting in writing its inability to pay its debts generally as they become due; (ii) by its commencement of a voluntary case under Title 11 of the United States Code as from time to time in effect, or by its authorizing, by appropriate proceedings of its Board of Directors or other governing body, the commencement of such a voluntary case; (iii) by its filing an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under said Title 11, or seeking, consenting to or acquiescing in the relief therein provided, or by its failing to controvert timely the material allegations of any such petition; (iv) by the entry of an order for relief in any involuntary case commenced under said Title 11; (v) by its seeking relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or by its consenting to or acquiescing in such relief; (vi) by the entry of an order by a court of competent jurisdiction (a) finding it to be bankrupt or insolvent, (b) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors, or (c) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property; or (vii) by its making an assignment for the benefit of, or entering into a composition with, its creditors, or appointing or consenting to the appointment of a receiver or other custodian for all or a substantial part of its property; or

                  (h) Any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Company or any of its Subsidiaries and such judgment, writ, or similar process shall not be released, vacated or fully bonded within forty-five
(45) days after its issue or levy; or

                  (i) The Company shall fail to perform or observe any term, covenant or agreement contained in the MICA License Agreement and any such failure remains unremedied for thirty (30) days after written notice thereof shall have been given to the Company; or


                  (j) The occurrence of any event or condition that results in a Material Adverse Effect;


then, and in any such event, the Purchaser or any other holder of the Notes may, by notice to the Company, declare the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Note, all such accrued interest and all such amounts shall become and be forthwith due and payable (unless there shall have occurred an Event of Default under subsection 7.01(g) in which case all such amounts shall automatically become due and payable), without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company.

         7.02. ANNULMENT OF DEFAULTS. Section 9.01 is subject to the condition that, if at any time after the principal of any of the Notes shall have become due and payable, and before any judgment or decree for the payment of the moneys so due, or any thereof, shall have been entered, all arrears of interest upon all the Notes and all other sums payable under the Notes and under this Agreement (except the principal of the Notes which by such declaration shall have become payable) shall have been duly paid, and every other default and Event of Default shall have been made good or cured, then and in every such case the holders of seventy-five percent (75%) or more in principal amount of all Notes then outstanding may, by written instrument filed with the Company, rescind and annul such declaration and its consequences; but no such rescission or annulment shall extend to or affect any subsequent default or Event of Default or impair any right consequent thereon.

                                  ARTICLE VIII

                              CONDITIONS TO CLOSING



         The obligation of the Purchaser to purchase and pay for the Preferred Shares and to provide the financing contemplated by the Notes at the Closing is subject to the following conditions:

         8.01. MERGER AND ASSET TRANSACTION. All of the conditions to the closing of each of the Merger and the Asset Transaction, other than in the case of the Merger, the closing of the Asset Transaction, shall have been satisfied or waived.


         8.02. REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Company set forth in Article IV hereof shall be true on the date of the Closing Date, except: (i) to the extent such representations and warranties are by their express provisions made as of the date of this Agreement or another specified date; and (ii) for the effect of any activities or transactions which may have taken place after the date of this Agreement which are contemplated by this Agreement and the Ancillary Agreements.


         8.03. DOCUMENTATION AT CLOSING. The Purchaser shall have received prior to or at the Closing all of the following, each in form and substance satisfactory to the Purchaser and its special counsel:

                  (a) A Security Agreement, in the form attached as Exhibit C, and all related financing statements and other similar instruments and documents (including, without limitation, filings in the U.S. Patent and Trademark Office and U.S. Copyright Office), shall have been executed and delivered to the Purchaser by a duly authorized officer of the Company and shall be on file or appropriately recorded with the applicable governmental agencies and all actions necessary or desirable to perfect the security interests granted shall have been taken.

                  (b) A copy of all charter documents of the Company which shall be certified by the secretary of state in which the Company is incorporated; a copy of the resolutions of the Board of Directors and, to the extent required, the stockholders of the Company certified as such by the Secretary of the Company evidencing approval of this Agreement, the Security Agreement, the Securities, the other Ancillary Agreements and other matters contemplated hereby; a copy of the By-laws of the Company certified as such by the Secretary of the Company; and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to this Agreement, the Ancillary Agreements and the Securities.

                  (c) A certificate of the Secretary or an Assistant Secretary of the Company which shall certify the names of the officers of the Company, authorized to sign this Agreement, the Security Agreement, the Securities and the other documents or certificates to be delivered pursuant to this Agreement by the Company, or any of its officers, together with the true signatures of such officers. The Purchaser may conclusively rely on such certificates until it shall receive a further certificate of the Secretary or an Assistant Secretary of the Company cancelling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

                  (d) A certificate from a duly authorized officer of the Company stating that the representations and warranties of the Company contained in Article IV hereof and otherwise made by the Company in writing in connection with the transactions contemplated hereby are true and correct and that no condition or event has occurred or is continuing or will result from execution and delivery of this Agreement or the Securities which constitute an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                  (e) The Purchaser shall have received all other closing documents it may reasonably request, all in form and substance reasonably satisfactory to the Purchaser.

                  (f) The Certificate of Incorporation of the Company shall have been amended to provide for the authorization of the Preferred Stock with the terms set forth in Exhibit A.

                  (g) A good standing certificate of the Company from the secretary of state in which it is incorporated dated as of a recent date prior to the Closing.

                  (h) Copies of all insurance policies of the Company together with loss payable endorsements in favor of the Purchaser.

                  (i) Purchaser shall have obtained an opinion of counsel in form and substance satisfactory to it, with respect to the perfection of the security interest granted under the Security Agreement.

                                   ARTICLE IX

                                  MISCELLANEOUS



         9.01. NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of the Purchaser, or any other holder of the Securities in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         9.02. AMENDMENTS, WAIVERS AND CONSENTS. Any provision in this Agreement or the Securities to the contrary notwithstanding, changes in or additions to this Agreement, the Ancillary Agreements or the Securities may be made, and compliance with any covenant or provision herein or therein set forth may be omitted or waived, if the Company shall consent thereto and (i) shall obtain consent thereto in writing from the holder or holders of at least two-thirds in principal amount of all Notes then outstanding and two-thirds of the Preferred Shares outstanding and, prior to the Closing Date only, the consent of Cisco Systems, Inc. and (ii) shall, in each case, deliver copies of such consent in writing to any holders who did not execute the same; provided that no such consent shall be effective to reduce or to postpone the date fixed for the payment of the principal (including any required redemption) or interest payable on any Note, without the consent of the holder thereof, or to reduce the percentage of the Notes or the Preferred Shares the consent of the holders of which is required under this Section. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Written notice of any waiver or consent effected under this subsection shall promptly be delivered by the Company to any holders who did not execute the same.

         9.03. ADDRESSES FOR NOTICES, ETC. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telecopy communication) and mailed or telecopy or delivered to the applicable party at the addresses indicated below:

         If to the Company:

                  Telebit (Newco) Inc.
                  One Executive Drive
                  Chelmsford, Massachusetts  01824
                  Attention:  President

         with a copy to:

                  Hale and Dorr
                  60 State Street
                  Boston, MA  02109
                  Attn:  Alexander A. Bernhard
                  Facsimile no:  (617) 367-5071

         if to Purchaser:

                  Telebit Corporation
                  One Executive Drive
                  Chelmsford, MA  01824
                  Attn:  Brian D. Cohen
                  Facsimile no:  (508) 656-9304
                  with a copy to:

                  Testa, Hurwitz & Thibeault, LLP
                  High Street Tower
                  125 High Street
                  Boston, MA  02110
                  Attn:  William J. Schnoor, Jr.
                  Facsimile no:  (617) 248-7100


         If to any other holder of the Securities: at such holder's address for notice as set forth in the register maintained by the Company, or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall, when mailed or telecopy, respectively, be effective when deposited in the mails or telecopies with confirmation received electronically of delivery, respectively, addressed as aforesaid.

         9.04. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that neither party may assign, participate, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party except that the Purchaser may, after notice to the Company, (i) subject to compliance with applicable securities law requirements, sell, assign or transfer all or any portion of the Securities to one or more Persons and (ii) assign its rights under this Agreement to any such Person, in which event the assignee subject to the limitations of Section 6.01(f) shall have, to the extent of such assignment, the same rights and benefits as it would have if it were the Purchaser. The Company acknowledges that the Purchaser may, subject to the terms of Section 5.04 of the Asset Purchase Agreement, provide financial information regarding the Company provided to the Purchaser to potential assignees or participants in connection with such assignment.

         9.05. COSTS, EXPENSES AND TAXES. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense. The foregoing notwithstanding, the Company shall pay or shall reimburse the Purchaser for all reasonable expenses, disbursements and advances incurred or made by the Purchaser as a result of (i) the performance of administrative functions pertaining to this Agreement or (ii) any efforts to enforce the terms of this Agreement, the other Ancillary Agreements and the Notes.

         9.06.   TERMINATION.   This  Agreement  shall  be  terminated  and  the
transactions contemplated hereby abandoned prior to the Closing if the Asset Purchase Agreement is terminated.

         9.07. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement, the Notes, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof and the making of the loans.

         9.08. PRIOR AGREEMENTS. This Agreement constitutes the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

         9.09. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         9.10. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

         9.11. HEADINGS. Article, Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         9.12. SEALED INSTRUMENT. This Agreement is executed as an instrument under seal.

         9.13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

         9.14. FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of the Purchaser, the Company and each Subsidiary shall execute and deliver such instruments, documents and other writings as may be necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Security Agreement, the other Ancillary Agreements and the Securities.


         9.15. INDEMNIFICATION. The Company hereby agrees to indemnify the Purchaser and its directors, officers, employees, agents, counsel and other advisors (each an "Indemnified Person") agents, counsel and other advisors (each an "Indemnified Person") against, and hold each of them harmless from, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel to an Indemnified Person (including allocated costs of internal counsel), which may be imposed on, incurred by, or asserted against any Indemnified Person, in any way relating to or arising out of this Agreement or the transactions contemplated hereby or any action taken or omitted to be taken by it hereunder (the "Indemnified Liabilities"). If and to the extent that the foregoing indemnification is for any reason held unenforceable, the Debtor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. This indemnity shall survive termination of this Agreement.

         IN WITNESS WHEREOF, the parties hereto here caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                               TELEBIT (NEWCO) INC.


                                               By:  /s/ James D.Norrod
                                                    ------------------------
                                               Name:  James D. Norrod
                                               Title:  President/C.E.O.


                                               TELEBIT CORPORATION


                                               By:  /s/ Brian D. Cohen
                                                    ------------------------
                                               Name:  Brian D. Cohen
                                               Title:  Chief Financial Officer

                                                                       EXHIBIT A
                                                                       ---------
                       CLASS A REDEEMABLE PREFERRED STOCK

      1. Number of Shares. The class of Preferred Stock designated and known as "Class A Redeemable Preferred Stock" shall consist of 3,500 shares.

      2. Voting. Except as may be otherwise provided by law, or in Section 6 hereof, the Class A Redeemable Preferred Stock shall be non-voting and will not participate in any actions to be taken by the stockholders of the Corporation. On matters that require a vote of the holders of the Class A Redeemable Preferred Stock, each share of Class A Redeemable Preferred Stock shall entitle the holder thereof to one vote.

      3. Dividends. The holders of the Class A Redeemable Preferred Stock shall be entitled to receive, out of funds legally available therefor, cumulative quarterly dividends at an annual rate per share of the Class A Redeemable Preferred Stock equal to eight percent (8%) (such price subject to equitable adjustment in the event of any stock split, combination, reclassification or other similar event), payable quarterly on the last day of September, December, March and June in each year, the first such payment to be due and payable December 31, 1996, such dividends to accrue on each share of Class A Redeemable Preferred Stock beginning from the date of original issuance of such share, whether or not earned or declared. Such dividends shall be cumulative so that if such dividends in respect of any previous or current quarterly dividend period, at the rate specified above, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be fully paid before any dividend or other distribution shall be paid or declared and set apart for the Common Stock; provided, however, that all accrued and unpaid dividends, whether or not earned or declared, shall bear interest from the respective payment date until paid at an annual rate of ten percent (10%) (the "Default Rate"). No dividend (other than a dividend payable solely in additional shares of Common Stock) may be declared or paid on or with respect to the Common Stock in any year unless the foregoing dividend shall have been declared and paid on the Class A Redeemable Preferred Stock.

      4. Liquidation. 4A. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Class A Redeemable Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Class A Redeemable Preferred Stock, to be paid an amount equal to $1,000.00 per share plus, in the case of each share, an amount equal to any dividends declared but unpaid thereon, computed to the date payment thereof is made available, and the holders of Class A Redeemable Preferred Stock shall not be entitled to any further payment, such amount payable with respect to one share of Class A Redeemable Preferred Stock being sometimes referred to as the "Liquidation
Preference Payment" and with respect to all shares of Class A Redeemable Preferred Stock being sometimes referred to as the "Liquidation Preference Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Class A Redeemable Preferred Stock shall be insufficient to permit payment to the holders of Class A Redeemable Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Class A Redeemable Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Class A Redeemable Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Class A Redeemable Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Preference Payments and the place where said Liquidation Preference Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than twenty (20) days prior to the payment date stated therein, to the holders of record of Class A Redeemable Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. For purposes hereof, the Common Stock shall rank on liquidation junior to the Class A Redeemable Preferred Stock.

              4B. A "Liquidity Event" is deemed to include any (1) consolidation of the Corporation with or merger of the Corporation into another person or persons or any merger of another person or persons into the Corporation or any other transaction or series of related transactions which results directly or indirectly in an aggregate change in ownership or control of more than 30% of the voting rights of outstanding voting equity securities of the Corporation;
(2) sale, lease, mortgage, exchange, transfer or other disposal of all or substantially all of the assets of the Corporation to another person or persons shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4; or (3) the acquisition by any person or persons, other than James D. Norrod, directly or indirectly, of securities of the Corporation representing more than 30% of the voting rights of outstanding voting equity securities of the Corporation.

              4C. In any of such events specified in subparagraph 4B, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:

                     (1) Securities not subject to investment letter or other similar restrictions on free marketability:

                               (i) If traded on a securities exchange or through
      the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty-day period ending three (3) days prior to the closing;

                               (ii) If  actively  traded  over-the-counter,  the
      value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty-day period ending three (3) days prior to the closing; and

                               (iii) If there is no active  public  market,  the
      value shall be the fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Class A Redeemable Preferred Stock.

                     (2) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a shareholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in 4C(1)(i), (ii) or (iii) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of such Class A Redeemable Preferred Stock.

                     (3) In the event the requirements of subsections 4B and 4C are not complied with, the Corporation shall forthwith either:

                               (i) cause such closing to be postponed until such
time as the requirements of this paragraph 4 have been complied with; or

                               (ii) cancel such transaction,  in which event the
rights, preferences and privileges of the holders of Class A Redeemable Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 4(A) hereof.

      5. Redemption. The shares of Class A Redeemable Preferred Stock shall be redeemed as follows:

              5A. Full Mandatory Redemption. The Corporation shall redeem from each holder of shares of Class A Redeemable Preferred Stock all of the shares of Class A Redeemable Preferred Stock held by such holder on the earlier of the following events (the "Mandatory Redemption Date"):

                     (1) September 30, 2001; or

                     (2) thirty (30) days after the closing of the Corporation's initial public offering of Common Stock registered under the Securities Act of 1933, as amended.

              5B. Optional Redemption. The Corporation may, at any time at its sole discretion, redeem from each holder of shares of Class A Redeemable
Preferred Stock, all or less than all of the shares of Class A Redeemable Preferred Stock held by each such holder. If the Corporation shall redeem less than all of each holder's shares of Class A Redeemable Preferred Stock, the Corporation shall redeem an amount of each holder's such shares pro rata in relation to all the then outstanding Class A Redeemable Preferred Stock. The date of any such optional redemption by the Corporation shall be referred to as an "Optional Redemption Date."

              5C.  Partial Mandatory Redemption.

              (1) Partial Redemption Based on Excess Cash Flow. If at any time the Secured Subordinated Notes of the Corporation issued pursuant to a certain Asset Purchase Agreement dated as of July 21, 1996 between Telebit (Newco) Inc. and Telebit Corporation (the "Asset Agreement") are not outstanding, then while any shares of Class A Redeemable Preferred Stock remain outstanding, with fifteen (15) days after the end of the Corporation's fiscal year, the Corporation shall redeem the number of whole shares (rounding downward) of the Class A Redeemable Preferred Stock equal to fifty percent (50%) of the Excess Cash Flow (as defined in the Asset
Agreement  )  for  such  fiscal  year  divided  by  the  Redemption  Price.  The calculation of the number of shares of Class A Redeemable Preferred Stock redeemed and the Corporation's Excess Cash Flow will be reviewed by the
Corporation's independent auditors in connection with the audit of the Corporation's fiscal year then ended. In the event that the Excess Cash Flow amount used by the Corporation to calculate the number of shares of Class A Redeemable Preferred Stock to be redeemed under paragraph 5C(1) is less than the Excess Cash Flow amount determined by the Corporation's independent auditors, the Corporation shall within fifteen (15) days of such determination redeem the number of whole shares (rounding downward) of Class A Redeemable Preferred Stock equal to a number:

                     (a) the numerator of which shall be the Excess Cash Flow amount determined by the Corporation's independent auditors in connection with the audit of the Corporation's fiscal year then ended less the Excess Cash Flow amount determined by the Corporation, and

                     (b) the denominator of which shall be the Redemption Price.

In the event that the Excess Cash Flow amount used by the Corporation to calculate the number of shares of Class A Redeemable Preferred Stock to be redeemed under paragraph 5C(1) is greater than the Excess Cash Flow amount determined by the Corporation's independent auditors, the Corporation shall reduce the amount of the Corporation's next succeeding redemption obligation under 5C(1) by a whole number (rounding downward):

                     (a) the numerator of which shall be the Excess Cash Flow amount determined by the Corporation less the Excess Cash Flow amount determined by the Corporation's independent auditors in connection with the audit of the Corporation's fiscal year then ended, and

                     (b) the denominator of which shall be the Redemption Price.

              (2) Partial Redemption Based on Permitted Dispositions.  If at any
time the Secured Subordinated Notes of the Corporation issued pursuant to the Asset Agreement are not outstanding, then while any shares of Class A Redeemable Preferred Stock remain outstanding, within fifteen (15) days after the receipt of funds, the Corporation shall redeem the number of whole shares (rounding downward) of Class A Redeemable Preferred Stock equal to the amount of proceeds received by the Corporation from any sale, assignment, lease or other disposition of or voluntary parting of control of (whether in one transaction or in a series of transactions) a substantial portion of the assets (whether now owned or hereinafter acquired) of the Corporation or any of its subsidiaries (each a "Permitted Disposition") which, during any fiscal year when taken with all other Permitted Dispositions by the Corporation, exceeds in the aggregate

$500,000, less the applicable costs and taxes payable by the Corporation in connection therewith divided by the Redemption Price.

              (3) Partial Redemption Based on Additional Financings. If at any time the Secured Subordinated Notes of the Corporation issued pursuant to the Asset Agreement are not outstanding, then while any shares of Class A Redeemable Preferred Stock remain outstanding, within (15) days after the after the receipt of funds, the Corporation shall redeem the number of whole shares (rounding downward) of Class A Redeemable Preferred Stock equal to the amount of proceeds received by the Corporation through (a) any issuance by the Company of voting equity securities, other than in the Corporation's initial public offering which, in the aggregate, exceed $5 million in any year or (b) the incurrence by the Corporation or its subsidiaries of any Indebtedness for borrowed money (as defined in a certain Preferred Stock Purchase and Noteholder Rights Agreement dated as of July 21, 1996 between Telebit (Newco) Inc. and Telebit Corporation (the "Preferred Stock Purchase and Noteholder Rights Agreement"), which is subordinate to the Senior Debt (as defined in the Preferred Stock Purchase and Noteholder Rights Agreement) (each an "Additional Financing"), less the applicable costs and taxes payable by the Corporation in connection therewith divided by the Redemption Price.

              The date of any such partial mandatory redemption by the Corporation shall be referred to as a "Partial Mandatory Redemption Date." The Mandatory Redemption Date, the Optional Redemption Date and the Partial
Mandatory  Redemption  Date are  sometimes  referred to herein as a  "Redemption
Date."

              5D. Redemption Price and Payment. The Class A Redeemable Preferred Stock to be redeemed on any Redemption Date shall be redeemed by paying for each share in cash an amount equal to $1,000.00 per share plus, in the case of each share, an amount equal to any dividends declared but unpaid thereon, computed to the applicable Redemption Date, such amount being referred to as the "Redemption Price." Such payment shall be made in full on the applicable Redemption Date to the holders entitled thereto.

              5E. Redemption Mechanics. At least twenty (20) but not more than thirty (30) days prior to the any Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Class A Redeemable Preferred Stock notifying such holder of the redemption and specifying the Redemption Price, the applicable Redemption Date and the place where said Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on the applicable Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of holders of shares of Class A Redeemable Preferred Stock (except the right to receive the Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Class A Redeemable Preferred Stock on the applicable Redemption Date are insufficient to redeem the total number of outstanding shares of Class A Redeemable Preferred Stock, the holders of shares of Class A Redeemable Preferred Stock shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the full number of shares owned by them if all such outstanding shares were redeemed in full. The shares of Class A Redeemable Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Class A Redeemable Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

              5F. Redeemed or Otherwise Acquired Shares to be Retired. Any shares of Class A Redeemable Preferred Stock redeemed pursuant to this paragraph 5 or otherwise acquired by the Corporation in any manner whatsoever shall be canceled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Class A Redeemable Preferred Stock.

      6. Protective Provisions. Subject to the rights of series of preferred stock which may from time to time come into existence, so long as any shares of Class A Redeemable Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Class A Redeemable Preferred Stock:

              6A. alter or change the rights, preferences or privileges of the shares of Class A Redeemable Preferred Stock so as to affect adversely the shares; or

              6B. authorize or issue, or obligate itself to issue, any other equity security, including any other security convertible into or exercisable for any equity security having a preference over, or being on a parity with, the Class A Redeemable Preferred Stock with respect to dividends or upon liquidation.

                                                                       EXHIBIT B
                                                                       ---------
                              TELEBIT (NEWCO) INC.

                       SECURED SUBORDINATED NOTE DUE 2001

$31,500,000                                                   ____________, 1996

         For value received, Telebit (Newco) Inc., a Delaware corporation (the "Company"), hereby promises to pay to Telebit Corporation, Inc., a California corporation, or registered assigns (hereinafter referred to as the "Payee"), on or before September 30, 2001, the principal sum of thirty-one million five hundred thousand dollars ($31,500,000) or such part thereof as then remains unpaid. Interest shall be payable from the date hereof on the whole amount of said principal sum remaining from time to time unpaid at the rate of eight percent (8%) per annum until such principal amount shall become due and payable (whether at maturity, or prepayment or by acceleration or otherwise), such interest to be payable annually at December 31 of each year, the first such payment to be due and payable on December 31, 1996. Upon the occurrence of an Event of Default as defined in that certain Preferred Stock Purchase and Noteholder Rights Agreement, dated as of July 21, 1996, between the Company and the Payee (as the same may be amended from time to time, hereinafter referred to as the "Agreement") interest shall be payable from the date of such Event of Default on the whole amount of said sum remaining unpaid at the rate of ten percent (10%) to the satisfaction of the Payee, so far as the same may be legally enforceable, until such Event of Default shall be cured or waived. The amount of the principal hereof remaining unpaid, together with accrued interest thereon shall become due and payable on September 30, 2001. Principal, and interest shall be payable in lawful money of the United States of America, in immediately available funds, at the principal office of the Payee or at such other place as the legal holder may designate from time to time in writing to the Company. Interest shall be computed on the basis of a 360-day year and a 30-day month.

         This Note is issued pursuant to and is entitled to the benefits the Agreement, and each holder of this Note, by his acceptance hereof, agrees to be bound by the provisions of the Agreement, including, without limitation, that
(i) this Note is subject to mandatory prepayment, as specified in said Agreement, (ii) the principal of and interest on this Note is subordinated to Senior Debt, as defined in the Agreement and (iii) in case of an Event of Default, as defined in the Agreement, the principal of this Note may become or may be declared due and payable in the manner and with the effect provided in the Agreement.

         As further provided in the Agreement, upon surrender of this Note for transfer or exchange, a new Note or new Notes of the same tenor dated the date to which interest has been paid on the surrender Note and in an aggregate principal amount equal to the unpaid principal amount of the Note so surrendered will be issued to, and registered in the name of, the transferee or transferees. The Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes.



                                      B-1



         This Note is secured by and entitled to the benefits of a certain Security Agreement (as that term is defined in the Agreement), dated the date hereof, from the Company to the Payee.

         In case any payment herein provided for shall not be paid when due, the Company promises to pay all cost of collection, including all reasonable attorney's fees.

         This Note shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts and shall have the effect of a sealed instrument.

         The Company and all endorsers and guarantors of this Note herein waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

                                                     TELEBIT (NEWCO) INC.


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:


Attest:

By:
   ------------------------------------
   Name:
   Title:


                                      B-2

                                                                       EXHIBIT C
                                                                       ---------

                               SECURITY AGREEMENT
                               ------------------

         The undersigned, Telebit (Newco) Inc., a Delaware corporation with a place of business and executive office located at One Executive Drive, Chelmsford, Massachusetts 01824 (hereinafter referred to as a "Debtor") hereby grants to Telebit Corporation, a California corporation, with a place of business at One Executive Drive, Chelmsford, Massachusetts 01824 (hereinafter called the "Secured Party"), a security interest in and agrees and acknowledges that the Secured Party has and will continue to have a security interest in the following:

         (A) All of Debtor's inventory of whatever name, nature, kind or description, all Debtor's goods held for sale or lease or to be furnished under contracts of service, finished goods, work in process, raw materials, materials used or consumed by the Debtor, parts, supplies, all wrapping, packaging, advertising, labeling, and shipping materials, devices, names and marks, all contract rights and documents relating to any of the foregoing, whether any of the foregoing be now existing or hereafter arising, wherever located, now owned or hereafter acquired by the Debtor (all of which is sometimes hereinafter referred to as "Inventory");

         (B) All of the Debtor's presently owned and hereafter acquired equipment, machinery, furniture, fixtures and all other tangible personal property of whatsoever kind or nature, together with all proceeds thereof, additions and accessions thereto or replacements thereof or substitutions therefor (all of which is sometimes hereinafter referred to as "Equipment");

         (C) All of the Debtor's accounts, accounts receivable, notes, bills, drafts, acceptances, instruments, documents, chattel paper and all other debts, obligations and liabilities in whatever form owing to the Debtor for goods sold by it or for services rendered by it, or however otherwise established or created, all guaranties and security therefor, all right, title and interest of the Debtor in the goods or services which gave rise thereto, including rights of an unpaid seller of goods or services; whether any of the foregoing be now existing or hereafter arising, now or hereafter received by or owing or belonging to the Debtor (all of which are sometimes hereinafter referred to as "Accounts");

         (D) All of the Debtor's general intangibles, including without limitation, names goodwill, trade secrets, copyrights, trademarks, trademark applications, tradenames, patents, patent applications, licenses, other intellectual property (in each case whether or not registered, a list of such intellectual property being set forth in Schedule A), permits, governmental approvals, deposit accounts, tax refunds, claims under insurance policies (whether or not proceeds from Collateral), other rights to payment, rights of setoff, chooses in action, rights under judgments, computer programs


                                      C-1

and software, contract rights, and all contracts and agreements to, or of which it is a party or beneficiary, and all intangible personal property of whatsoever kind or nature now owned by the Debtor as well as any and all thereof that may be hereafter acquired and in and to all proceeds thereof;

         (E) All of the Debtor's books and records, as they exist from time to time, relating to (A) through (D) above, inclusive;

         (F) All other assets of every nature and description, whether it be now existing or hereafter arising and whether now or hereafter belonging to the Debtor;

         (G) Proceeds of the foregoing;

(all hereinafter sometimes collectively referred to as "Collateral"); to secure the payment of all sums due or which may become due under or in connection with certain Secured Subordinated Notes, due September ___, 2001, of the Debtor in the original aggregate principal amount of thirty-one million five hundred thousand dollars ($31,500,000) and secures all Debtor's obligations under the Purchase Agreement (as defined below), such Notes being issued pursuant to a certain Asset Purchase Agreement by and between the Debtor and Secured Party of even date herewith (hereinafter sometimes collectively referred to as "Obligation" or "Obligations"). The security interest granted hereby shall be a continuing security interest which shall remain in effect until terminated by the Secured Party.

I.       WARRANTIES AND COVENANTS.

         The Debtor hereby warrants and covenants that:

         (A) The Equipment and Inventory are used primarily for business purposes and no Equipment is affixed to any real property. To the extent any Equipment is or becomes affixed to real property the Debtor will immediately notify the Secured Party in writing.

         (B) The Equipment, Inventory and other Collateral of the Debtor will be kept at the Debtor's places of business, set forth in Schedule B attached hereto. The Debtor will promptly notify the Secured Party of any change in the location of the Collateral, and the Debtor will not remove the Collateral from the locations set forth in Schedule B without the prior written consent of the Secured Party. The Debtor will notify the Secured Party, at least twenty (20) days prior to any such event, of any change in the Debtor's exact legal name, any change in its places of business or locations of Collateral as set forth in Schedule B or its establishment of any new place of business or location of Collateral or office where its records concerning Accounts and other assets are kept.

         (C) Except for (i) the security interest granted hereby and (ii) the encumbrances permitted by Section 6.02(a) of the Preferred Stock Purchase and


                                      C-2


Noteholder Rights Agreement (the "Purchase Agreement") dated as of July 21, 1996 between Debtor and the Secured Party (the "Permitted Encumbrances"), the Debtor is the owner of its presently owned Collateral and will be the owner of its Collateral hereafter acquired free from any adverse lien, security interest or encumbrance, and the Debtor will defend the Collateral against the claims and demands of all persons at any time claiming the same or any interest therein.

         (D) No financing statements (other than the Permitted Encumbrances which are listed on Schedule C hereto, if any) covering any Collateral or any proceeds thereof are on file in any public office, and at the request of Secured Party, the Debtor will join with Secured Party in executing one or more (i) financing statements pursuant to the Uniform Commercial Code, (ii) title certificate lien application forms; and (iii) other documents necessary or advisable in the Secured Party's determination to perfect the security interests evidenced hereby, all in form satisfactory to Secured Party and the Debtor will pay the cost of filing the same or filing or recording this Agreement in all public offices wherever filing or recording is deemed by Secured Party to be necessary or desirable.

         (E) The Debtor will have and maintain insurance at all times with respect to all its Collateral against risks of fire (including so-called extended coverage), theft, embezzlement and such other risks as Secured Party may reasonably require containing such terms, in such form, for such periods and written by such companies as may be reasonably satisfactory to Secured Party; and, if requested by the Secured Party, all policies of insurance shall provide for at least twenty (20) days' written cancellation notice to Secured Party. If and when requested by the Secured Party, the Debtor shall furnish Secured Party with certificates or other evidence satisfactory to Secured Party of compliance with the foregoing insurance provision and the Secured Party may act either in its name or as attorney for the Debtor (for that purpose by these presents duly authorized and appointed with full power of substitution and revocation) in obtaining, adjusting, settling and cancelling such insurance and endorsing any drafts in payment of any loss.

         (F) The Debtor will upon request made by the Secured Party render to the Secured Party a list of all Accounts assigned hereunder and a statement indicating the total dollar amount of the Accounts then outstanding.

         (G) The only offices where the Debtor keeps records concerning any Accounts are listed on Schedule B and the Debtor will not remove any of such records from said offices without written consent of the Secured Party.

         (H) The Debtor will keep its Collateral free from any adverse lien, security interest or encumbrances except the Permitted Encumbrances, if any, and will appear in and defend any action or suit which may affect the Debtor's title to, or the interests of the Secured Party in the Collateral. The Debtor will at all times keep accurate and complete records of its Accounts, and the Secured Party or any of its agents shall have the right at


                                      C-3


reasonable times and upon prior notice, to inspect the Debtor's books and records relating to said Accounts or to any other transactions to which the Debtor is a party and from which an Account might arise and to make extracts from said books and records. The Debtor shall immediately notify the Secured Party of any event causing material loss or depreciation in value of any of its Accounts and the amount of such loss or depreciation.

         (I) If any of a Debtor's Accounts arise out of contracts with the United States or any department, agency or instrumentality thereof, the Debtor will immediately notify the Secured Party thereof in writing and will execute any instruments and take any steps required by the Secured Party in order that all monies due and to become due under such contracts shall be assigned to the Secured Party and notice thereof given to the government under the Federal Assignment of Claims Act.

         (J) Subsequent to the occurrence of any Event of Default, if any of a Debtor's Accounts should be evidenced by promissory notes, trade acceptances or other instruments for the payment of money, the Debtor will immediately deliver same to the Secured Party, appropriately endorsed to the Secured Party's order and, regardless of the form of such endorsement, such Debtor hereby waives presentment, demand or notice of any kind with respect thereto. This Agreement may, but need not be supplemented by separate assignments of Accounts to the Secured Party and if such assignments are given the rights and security interests given thereby shall be in addition to and not in limitation of the rights and security interests given by this Agreement.

         (K) The Debtor will pay promptly when due all taxes and assessments upon its Collateral or for its use or operation or upon this Agreement or upon any note or notes secured hereby. In its sole discretion, the Secured Party may:
(i) discharge taxes and liens levied or placed on Collateral; (ii) pay for insurance thereon or the maintenance and preservation thereof; or (iii) if the Debtor shall fail to make required deposits in respect of F.I.C.A. or any withholding taxes, make such deposits or pay such taxes, in whole or in part, or set up such reserves as the Secured Party in its sole discretion deem necessary in respect of the Debtor's liability therefor. Any amount so paid, deposited or reserved for shall constitute a loan for all purposes hereunder, and the Debtor promises to repay the Secured Party such amounts upon the Secured Party's demand. Nothing herein shall be deemed to obligate the Secured Party to do any of the foregoing and the making of any one or more such payments; deposits or reserves shall not constitute an agreement by the Secured Party to take any further or similar action or a waiver of any right of the Secured Party hereunder.

         (L) The Debtor will keep its Collateral at all times in good order and repair, reasonable wear and tear excepted, and will make necessary renewals of and replacements to the same with goods of equal value and serviceability, free of all liens, security interests and encumbrances, which goods shall automatically become subject to this Agreement. The Debtor will not abandon, other than in the ordinary course of business, any Collateral.


                                      C-4



         (M) The Debtor will, at the end of each month after the date hereof, provide the Secured Party with written reports detailing any new intellectual property assets in form sufficient for filing of a security interest with all applicable governmental agencies.

II.      ADDITIONAL RIGHTS AND ASSURANCES.

         (A) At the Secured Party's request, the Debtor at its expense will promptly and duly execute and deliver such documents (including, without limitation, any stock pledge and other security agreements) and assurances and take such actions as may be necessary or desirable or as the Secured Party may request in order to correct any defect, error or omission which may at any time be discovered or to more effectively carry out the intent and purpose of this Agreement and to establish, perfect and protect the Secured Party's security interest, rights and remedies created or intended to be created hereunder.

         (B) The Secured Party will at any time following an occurrence of an Event of Default hereunder have the right to take physical possession of the Collateral and to maintain such possession on the Debtor's premises or to remove the Collateral or any part thereof to such other places as the Secured Party may desire. If the Secured Party exercises such right, the Debtor shall at its sole expense upon the Secured Party's request assemble the same and make it available to the Secured Party at a place reasonably convenient to the Secured Party. If any Inventory is in the possession or control of any of the Debtor's agents or processors, the Debtor shall, at the Secured Party's request, notify them of the Secured Party's security interest therein and, at the Secured Party's request, instruct them to hold the same for the Secured Party's account and subject to the Secured Party's instructions.

         (C) The Secured Party may at any time after an occurrence of a default or an Event of Default (i) in its own name or in the name of others communicate with account debtors in order to verify with them to the Secured Party's satisfaction the existence, amount and terms of any Accounts and the absence of any reductions, discounts, defenses or offsets with respect thereto, or (ii) notify account debtors that Collateral has been assigned to the Secured Party and that payments by such debtors shall be made directly to the Secured Party. At the Secured Party's request, the Debtor will notify any or all such debtors of such assignment, give instruction and/or indicate on billings to such debtors that their Accounts shall be paid to the Secured Party and/or supply such debtors with a copy of this Agreement.

         (D) Subsequent to the occurrence of any Event of Default, the Secured Party shall have full power, in its own name or that of the Debtor, to collect, endorse, compromise, settle, sell or otherwise deal with any or all of the Collateral or proceeds thereof. Subsequent to the occurrence of any Event of Default, the Debtor agrees upon request of the Secured Party to appoint any officer or agent of the Secured Party as true and lawful attorney-in-fact, with power of substitution, to endorse the name of the Debtor or any of its officers, trustees or agents upon any Accounts, notes, checks, drafts, money orders, or other instruments of payment (including under any policy of insurance on


                                      C-5


Collateral) or Collateral that may come into possession of the Secured Party in full or part payment of any amounts owing to Secured Party; to sign and endorse the name of the Debtor or any of its officers, trustees or agents upon any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts, and any instruments or documents relating thereto or to the Debtor's rights therein; to give written notice to such offices and officials of the United States Postal Service to effect such change or changes of address so that all mail addressed to the Debtor may be delivered directly to the Secured Party; to take any and all other actions necessary or appropriate to collect, compromise, settle, sell or otherwise deal with any or all of the Collateral or proceeds thereof; and to obtain, adjust, settle and cancel any insurance; hereby granting to each said attorney-in-fact or his substitute full power to do any and all things necessary or appropriate to be done in and about the premises as fully and effectually as the Debtor might or could do, and hereby ratifying all that any said attorney-in-fact or his substitute shall lawfully do or cause to be done by virtue hereof.

         (E) The Debtor hereby assigns to the Secured Party all sums, including without limitation return of premiums, which may become payable under any and all of such Debtor's policies of insurance and directs each insurance company issuing any such policy to make payment which would otherwise be due thereunder to the Debtor directly to the Secured Party.

         (F) To the extent permitted by Debtor's lease on any premises or place of business, the Debtor hereby grants to the Secured Party, for a term commencing on the date of the occurrence of any Event of Default and continuing as long as any of the Obligations remain outstanding, at a rental of $1.00 for such entire term, the right to the use of all premises or places of business which such Debtor now or hereafter may have and where any Collateral may be located for the purpose of protecting or enforcing the Secured Party's rights to the Collateral.

         (G) In the event of the sale, exchange or disposition of any of the Collateral (other than finished goods in the ordinary course of business) or any interest therein (and no such sale, exchange or other disposition is hereby authorized or consented to), the Secured Party's security interest shall nevertheless continue in such Collateral (including without limitation all proceeds, cash and non-cash) notwithstanding such sale, exchange or other disposition; and the Secured Party's receipt of any such proceeds shall not be deemed or construed to be an authorization of or consent to any such sale, exchange or other disposition.

         (H) Any and all instruments, documents, policies and certificates of insurance, securities, goods, accounts, chooses in action, general intangibles, chattel paper, cash, property and the proceeds thereof (whether or not the same are Collateral or proceeds thereof) owned by the Debtor or in which the Debtor has an interest, which now or hereafter are at any time in possession or control of the Secured Party or any affiliate of the Secured Party or in transit by mail or carrier to or from the Secured Party or such


                                      C-6


affiliate or in the possession of any third party acting in its behalf, without regard to whether the Secured Party or such affiliate received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or had conditionally released the same, shall constitute security for Obligations and may be applied at any time to Obligations which are then owing, whether due or not due.

         (I) A carbon, photographic, or other reproduction of a security agreement or a financing statement is sufficient as a financing statement to the extent permitted under applicable law.

         (J) License. For the purpose of enabling the Secured Party to exercise its rights and remedies under this Agreement, the Debtor hereby grants to the Secured Party an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to the Debtor) to use, license or sublicense any intellectual property Collateral upon any Event of Default (as defined below).

III.     EVENTS OF DEFAULT.

         The Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions (individually and collectively an "Event of Default"):

         (A) Failure by the Debtor to observe or perform any covenant or agreement referred to herein and, if no other grace or cure period is applicable thereto, the continuance of such failure for five (5) business days;

         (B) Sale, transfer or assignment of any of the Collateral (including via an assignment of transfer of any interest of the Debtor) (except the sale of inventory in the ordinary course of business and sales permitted by Section 6.02(d) and (e) of the Purchase Agreement); loss, theft, or substantial damage or destruction of any of the Collateral which is not fully and adequately insured against as hereinbefore provided; or

         (C) An Event of Default (as defined in the Purchase Agreement or under any of the documents referred to therein) shall have occurred and is continuing and such Event of Default has not been annulled.

IV.      REMEDIES.

         (A)      If an Event of Default occurs:

                           (1) The Secured  Party may  declare  all  obligations
                  secured hereby to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived.


                                      C-7


                           (2) The Secured Party may exercise and shall have any
                  and all rights and remedies accorded it by the Massachusetts Uniform Commercial Code, the Uniform Commercial Code as adopted in such state whose laws govern the disposition of certain Collateral or under other applicable law. The requirement of reasonable notice shall be met, if notice containing such information as may be required under applicable law is mailed, postage prepaid, to the Debtor or other person entitled thereto at least ten (10) days (including non-business days) before the time of sale or disposition of the Collateral. The Debtor shall pay to the Secured Party on demand any and all expenses, including reasonable legal expenses and reasonable attorney's fees, incurred or paid the Secured Party in administrating, protecting or enforcing any rights of the Secured Party hereunder, including its right to take possession of the Collateral, storing and disposing of the same or in collecting the proceeds thereof.

         (B) The Debtor understands and agrees the Secured Party may exercise its rights hereunder without affording the Debtor an opportunity for a preseizure hearing before the Secured Party, through judicial process or otherwise, takes possession of the Collateral upon the occurrence of an Event of Default, and the Debtor expressly waives its constitutional right, if any, to such prior hearing.

         (C) No delay in accelerating the maturity of any obligation as aforesaid or in taking any other action with respect to any Event of Default or in exercising any rights with respect to the Collateral such affect the rights of the Secured Party later to take such action with respect thereto, and no waiver as to one Event of Default shall affect rights as to any other default.

V.       POWER OF ATTORNEY

         The Debtor hereby designates and appoints the Secured Party its true and lawful attorney with full power of substitution in its own name or in the name of such Debtor, to upon an Event of Default, demand, collect, receive, receipt for, sue for, compound and give acquittance for, any and all amounts due and to become due on the Accounts and to endorse the name of such Debtor on all commercial paper given in payment or part-payment thereof and in its reasonable discretion to file any claim or take any other action which the Secured Party may reasonably deem necessary or appropriate to protect and preserve and realize upon the security interest of the Secured Party in the Accounts, the other Collateral or the proceeds thereof. Upon any Event of Default, The Secured Party shall also have the right to (i) open all mail addressed to the Debtor; (ii) change the Post Office box or mailing address of the Debtor; and (iii) use the Debtor's stationery and billing forms or facsimiles thereof, for the purpose of collecting Accounts and realizing upon the other Collateral.


                                      C-8



VI.      INDEMNIFICATION

         The Debtor hereby agrees to indemnify the Secured Party and its directors, officers, employees, agents, counsel and other advisors (each an "Indemnified Person"), agents, counsel and other advisors (each an "Indemnified Person") against, and hold each of them harmless from, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel to an Indemnified Person (including allocated costs of internal counsel), which may be imposed on, incurred by, or asserted against any Indemnified Person, in any way relating to or arising out of this Agreement or the transactions contemplated hereby or any action taken or omitted to be taken by it hereunder (the "Indemnified Liabilities"). If and to the extent that the foregoing indemnification is for any reason held unenforceable, the Debtor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. This indemnity shall survive termination of this Agreement.

VII.     MISCELLANEOUS.

         (A) The Debtor waives, to the fullest extent permitted by law, (i) any right or redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Obligations; (ii) any right to require the Secured Party (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Obligations, (C) to pursue any remedy in the Secured Party's power, or (D) to make or give any presentments, demands for performances, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (iii) all claims, damages, and demands against the Secured Party arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral.

         (B) In case any one or more of the provisions contained herein should be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         (C) All rights of the Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of the Debtor shall bind the successors or assigns of the Debtor. All the provisions of this Agreement shall be construed by and administered in accordance with the local laws of the Commonwealth of Massachusetts. This Agreement shall become effective when it is signed by the Debtor. The Debtor acknowledges receipt of a copy of this Agreement.

         (D) In the absence of gross negligence or willful misconduct, neither the Secured Party nor any attorney-in-fact appointed hereunder shall be liable to the Debtor


                                      C-9



or any other person for any act or omission, any mistake of fact or any error of judgment in exercising any right or remedy granted herein.

         (E) This Agreement shall be terminated and the transaction contemplated hereby prior to the Closing (as defined in the Purchase Agreement) if the Purchase Agreement is terminated in accordance with the provisions contained therein.

         Signed, sealed and delivered this ___ day of _________________ 1996.

                                               TELEBIT (NEWCO) INC.

                                               By:
                                                  -----------------------------
                                               Name:
                                               Title:
Acknowledged and Accepted:

TELEBIT CORPORATION

By:
   --------------------------
     Name:
     Title:




                                      C-10



                                                                     Exhibit D-1

                    LICENSE AGREEMENT RELATED TO MICA ASSETS

Please see APPENDIX B -- Asset Purchase Agreement dated as of July 21, 1996 between Telebit (Newco) Inc. and Telebit Corporation, Exhibit F.



                                     D-1-1





                                                                     Exhibit D-2

                            PATENT LICENSE AGREEMENT

Please see APPENDIX B -- Asset Purchase Agreement dated as of July 21, 1996 between Telebit (Newco) Inc. and Telebit Corporation, Exhibit G.



                                     D-2-1



                                                                     Exhibit D-3

                            PATENT LICENSE AGREEMENT

Please see APPENDIX B -- Asset Purchase Agreement dated as of July 21, 1996 between Telebit (Newco) Inc. and Telebit Corporation, Exhibit H.



                                     D-3-1




                                                                       Exhibit E

                              EMPLOYMENT AGREEMENT


         This  Employment  Agreement  dated as of July 21, 1996,  by and between
James  D.  Norrod  (the   "Employee")  and  Telebit  (Newco)  Inc.,  a  Delaware
corporation (the "Company").

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual covenants and obligations contained in this Agreement, the parties agree as follows:

         1. Position and Responsibilities. During the term of the Employee's employment with the Company, the Employee shall serve as Chief Executive Officer and President of the Company, and shall exercise such powers and comply with and perform such duties in connection with the business and affairs of the Company as may from time to time be assigned to him by the board of directors of the Company (the "Board"). The Employee agrees to devote substantially all of his business time, attention and services to the diligent, faithful and competent discharge of his duties hereunder.

         2. Compensation: Salary, Bonuses and Other Benefits. During the term of the Employee's employment with the Company, the Company shall pay the Employee the following compensation:

                  (A) Salary. In consideration of the services to be rendered by the Employee to the Company, during the term hereof, the Company shall pay to the Employee a salary at the rate of $247,500 per annum, or such greater amount as may be determined from time to time by the Board or the Compensation Committee thereof. Such salary shall be payable in conformity with the Company's customary practices for employee compensation as such practices shall be modified from time to time. Salary payments shall be subject to all applicable federal and state withholding, payroll and other taxes. The Employee's salary may not be reduced at any time without his prior written consent.

                  (B)      Annual and Quarterly Bonuses.

                           (1) Pursuant to the Company's Management By Objectives Plan (the "MBO Bonus Plan"), the Employee shall be eligible to receive an annual bonus of up to $62,500 each fiscal year (the "Annual MBO Bonus") (pro-rated for partial fiscal years) and quarterly bonuses of up to $26,100 for each fiscal quarter (the "Quarterly MBO Bonus") (pro-rated for partial fiscal quarters), based upon (i) in the case of the annual MBO Bonus his performance (as reasonably determined by the Employee and the Compensation Committee) as measured against annual objectives established by the Board (such objectives to be established and a copy thereof to be delivered to the Employee by January 31 of each applicable fiscal year) and (ii) in the case of the Quarterly MBO Bonus the attainment by the Company of certain quarterly net income targets established by the Board and set forth in the Company's annual operating budget.


                                      E-1


         The bonus payments under this Section 2(B)(1) shall be subject to all applicable federal and state withholding, payroll and other taxes.

                           (2) Pursuant to the Company's Performance Bonus Plan, the Employee shall be eligible to receive an additional quarterly bonus equal to 2 percent of the Employee's Quarterly MBO Bonus for every 1 percent increase in the Company's quarterly net income in excess of the quarterly net income targets established by the Board and set forth in the Company's annual operating budget. The aggregate quarterly bonus payable to the Employee pursuant to the Performance Bonus Plan shall be limited to twice the Employee's Quarterly MBO Bonus. The bonus payments under this Section 2(B)(2) shall be subject to all applicable federal and state withholding, payroll and other taxes.

                  (C)      Fringe Benefits.

                           (1) The employee will be entitled to receive benefits substantially equivalent to those he received as Chief Executive Officer of Telebit Corporation, a California corporation.

                           (2) In addition to the foregoing, the Company shall provide the Employee with a monthly automobile allowance of $750, subject to all applicable federal and state withholding, payroll and other taxes.

                  (D)      Relocation Expenses.

                           (1) In the event the Employee is requested by the Board to relocate in order to perform the services hereunder to a location more than 25 miles from Chelmsford, Massachusetts, the Company shall reimburse or pay up to an amount of $100,000 for the Employee's documented out-of-pocket expenses incurred in connection with such relocation. Such expenses shall include: (i) expenses related to the selling of the Employee's prior residence, including brokerage fees, closing costs, deed preparation, transfer taxes, legal fees and loss of equity due to relocation; (ii) expenses related to moving all furnishings to new residence; (iii) transaction costs associated with the purchase of a new home, including legal fees, transfer taxes, mortgage points, and minimum down payment requirements; and (iv) temporary living expenses, subject in each case to the submission of reasonable documentation therefor by the Employee.

                           (2) In addition to the foregoing, the Company shall pay to the Employee such additional amounts as are reasonably determined to be necessary to reimburse the Employee for any and all federal and state taxes that the Employee shall be required to pay as a result of the payments made by the Company to or for the Employee pursuant to Section 2(D)(1) above or pursuant to this Section 2(D)(2), after taking into account the tax benefit to the Employee from incurring any of the expenses described in Section 2(D)(1) above.


                                      E-2


         3. Term. This Agreement shall become effective upon the consummation of the asset purchase contemplated by the Asset Purchase Agreement dated of even date herewith between the Company and Telebit Corporation, a California corporation (the "Effective Date"), and unless sooner terminated as hereinafter provided, shall continue until the third anniversary of the Effective Date (the "Scheduled Termination Date"). Thereafter, unless sooner terminated as provided herein, this Agreement shall automatically extend for subsequent one year periods and the provisions hereof shall remain applicable for each of such subsequent periods.

         4.       Termination.

                  (A) The Employee may terminate his employment hereunder for any reason at any time upon at least thirty (30) days prior written notice. In the event the Employee terminates his employment, the Employee shall receive accrued but unpaid salary through the last day of employment but shall not be entitled to any bonus, severance or other termination benefits.

                  (B) The Company may terminate Employee's employment hereunder at any time with or without notice, and with or without cause, with no liability whatsoever with respect to such termination except for accrued but unpaid salary existing on the date of termination; provided, however, that if the Company terminates Employee after the end of any fiscal period and any bonus or bonuses with respect to such fiscal period pursuant to Section 2(B) have not yet been paid, then the Company's obligation, if any, to pay the bonus or bonuses with respect to such fiscal period shall survive the termination of the Employee's employment; and provided, further, however, that if the Company terminates the Employee's employment without "just cause" or the Employee's employment is terminated by the Company within six months before or after a "change of control", the Company shall provide the Employee with severance benefits, payable as a lump sum, a series of installments or as salary continuation at the Company's election, equal to the Employee's then current salary and fringe benefits for the period between the date of termination and the later of (i) the Scheduled Termination Date or (ii) one year from the date of termination.

                  (C) For purposes hereof, "just cause" shall mean (i) deliberate dishonesty, (ii) conviction of a crime involving moral turpitude, and
(iii) willful failure to perform any lawful duties assigned to the Employee by the Board. The Employee shall be deemed to have been terminated by the Company without "just cause" if (a) there is a material reduction by the Board in the responsibility or authority of the Employee, with the result that the Employee does not have the responsibility and authority customarily associated with the position of Chief Executive Officer and President; (b) Employee's principal place of employment is relocated beyond a 50-mile radius of the Company's principal business office on the date hereof; (c) Employee's salary, including fringe benefits is materially reduced; or (d) the Company fails to maintain an incentive bonus program substantially equivalent to the bonus program place on the date hereof. "Change of control" shall be defined as a merger or consolidation which results in the shares of the Company held by the stockholders of the Company immediately prior to such transaction being converted into less than 50% of the outstanding capital stock of the surviving corporation, the sale of substantially all of the assets of the Company or a transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of.



                                      E-3


         5. Non-Competition and Confidentiality. Employee hereby represents and acknowledges that he has entered into, and is bound by the terms and conditions of, the Company's standard Key Employee Non-Competition Agreement.

         6. Indebtedness of Company. The Company and the Employee acknowledge that the Company will incur significant debt in connection with the acquisition of assets pursuant to the Asset Purchase Agreement and thereafter, and further acknowledge and agree that the Employee shall have no personal liability with respect to such indebtedness whatsoever.

         7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal domestic laws of the Commonwealth of Massachusetts (without reference to its conflicts of law provisions).

         8. Severability. In case any one or more of the provisions contained in this Agreement for any reason shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

         9. Waivers and Modifications. This Agreement may not, in whole or part, be waived, changed, amended, discharged or terminated orally or by any course of dealing between the parties, but only by an instrument in writing signed by the parties hereto. No waiver by either party of any breach by the other or any provision hereof shall be deemed to be a waiver of any later or other breach hereof or as a waiver of any other provisions of this Agreement.

         10. Termination of Prior Agreements; Entire Agreement. This Agreement sets forth the sole and entire understanding and agreement between the parties as to its subject matter. There are no representations, warranties or inducements of any kind relating to the entering into or the signing of this Agreement that are not expressly set forth herein.

         11. Assignment. The Employee acknowledges that the services to be rendered by him are unique and personal. Accordingly, the Employee may not assign any of his rights or delegate any of his duties or obligations under this Agreement or otherwise assign this Agreement. The rights and obligations of the Company under this Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Company.

         12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but which taken together shall constitute one instrument.

         13. Notice. All notices shall be given to the parties by hand delivery or first class prepaid mail at the following addresses, or such other addresses as the parties shall inform each other of in writing as aforesaid:



                                      E-4

                  Telebit (Newco) Inc.
                  One Executive Drive
                  Chelmsford, MA  01824

                  James D. Norrod
                  16 Mountain Laurels Drive, Suite 301
                  Nashua, NH  03062.

         14. Section Headings. The descriptive section headings herein have been inserted for convenience only and shall not be deemed to define, limit, or otherwise affect the construction of any provision hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as the date first above written.


                                                 TELEBIT (NEWCO) INC.


                                                 By:___________________________
                                                        James D. Norrod
                                                        President


                                                 EMPLOYEE:


                                                 ------------------------------
                                                 James D. Norrod





                                      E-5



                                                                      APPENDIX D


      Please be advised that Allen & Company, Incorporated will update the attached fairness opinion as of the mailing date of this proxy statement.






                          [Allen & Company Letterhead]




                                                              July 20, 1996




Special Committee of the
  Board of Directors
Telebit Corporation
One Executive Drive
Chelmsford, MA  01824

  c/o William Schnoor, Esq.


To the Special Committee:

         You have requested our opinions, as of this date, as to (a) the fairness, from a financial point of view, of the consideration to be received by the holders of the outstanding shares of Common Stock, without par value, (the "Common Stock"), of Telebit Corporation, a California corporation (the "Company"), and (b) the fairness, from a financial point of view, of the consideration to be received by the Company in connection with the Proposed Transactions referred to hereinafter.

         Pursuant to the proposed Agreement and Plan of Reorganization (the "Reorganization Agreement"), to be entered into by and among the Company, Cisco Systems, Inc., a California corporation, (the "Purchaser"), and a wholly-owned subsidiary of the Purchaser (the "Sub"), the Company will enter into a business combination transaction effected by a cash-for-stock merger of the Sub, with and into the Company, with the Company surviving the merger (the "Merger Transaction"); as a condition to the Merger Transaction a simultaneous sale of the Company's legacy business to a newly formed corporation ("Newco") whose executive officers will be certain members of the Company's management (the "Asset Transaction" and, collectively with the Merger Transaction, the "Proposed Transactions") will be effected pursuant to a proposed Asset Purchase Agreement (the "Asset Purchase Agreement") to be entered into by and between the Company and Newco. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the meanings ascribed to such terms in the Reorganization Agreement and the Asset Purchase Agreement.




[OSC]


         Pursuant to the terms, and subject to the conditions contained in, the Proposed Transactions, among other things, (i) each share of the Company's Common Stock issued and outstanding on the date hereof and as of the Effective Time will be converted into the right to receive $13.35 in cash and (ii) the Company's legacy business assets (excluding $3.5 million in cash) would be acquired by Newco for an aggregate purchase price of $31.5 million, comprised of a $31.5 million Secured Subordinated Note due 2001. In addition, the Company will purchase $3.5 million of Class A Redeemable Preferred Stock issued by Newco.


         We understand that all approvals required for the consummation of the Proposed Transactions have been or, prior to consummation of the Proposed Transactions, will be obtained. As you know Allen & Company Incorporated ("Allen") will receive a fee for preparing and rendering this opinion pursuant to the engagement letter agreement by and between the Company and Allen.

         In arriving at our opinion, we have among other things:

         (i) reviewed the terms and conditions of the Proposed Transactions, including the draft Reorganization Agreement between Purchaser and the Company and the draft agreements ancillary thereto, as well as the draft Asset Purchase
                  Agreement between Newco and the Company and the draft agreements ancillary thereto (none of which prior to the delivery of this opinion has been executed by the parties);


         (ii) analyzed publicly available historical business and financial information relating to the Company and the Purchaser, as presented in documents filed with the Securities and Exchange Commission;


         (iii) reviewed certain business plans, budgetary, and other data provided to us by the Company relating to its businesses;

         (iv) conducted discussions with certain members of the senior management of the Company with respect to the financial condition, business, operations, strategic objectives and prospects of the Company, as well as industry trends prevailing in the Company's business;

         (v) reviewed and analyzed public information, including certain stock market data and financial information relating to selected public companies in lines of business which we believe to be comparable to the Company's;



[OSC]

         (vi) reviewed the trading history of the Company's Common Stock, including its performance in comparison to market indices and to selected companies in comparable businesses;

         (vii) reviewed public financial and transaction information relating to business combinations we deemed to be comparable to the Proposed Transactions;

         (viii) considered premiums paid in transactions we deemed comparable to the Merger Transaction;

         (ix) analyzed discounted cash flows of each of the Company and the portion of the Company that is the subject of the Asset Transaction; and

         (x) conducted such other financial analyses and investigations as we deemed necessary or appropriate for the purposes of the opinion expressed herein.

         In rendering our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information respecting the Company and the Purchaser and any other information provided to us, and we have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets of the Company. With respect to the business plans referred to above, we have assumed that they have been reasonably prepared on a basis reflecting the best currently available information and the good faith estimates and judgments of the management of the Company as to the future financial performance of the Company's business.

         In addition to our review and analysis of the specific information set forth above, our opinion herein reflects and gives effect to our assessment of general economic, monetary and market conditions existing as of the date hereof as they may affect the business and prospects of the Company.

         In connection with the Proposed Transactions, the scope of Allen's engagement has been limited to the preparation and rendering of the opinion contained herein. In connection with the preparation of this opinion, we have not been authorized by the Company or its Board of Directors to solicit, nor have we solicited, third party indications of interest for the acquisition of all or any part of the Company. Furthermore, the opinion rendered herein does not constitute a recommendation that the Company pursue the Proposed Transactions or that any stockholder of the Company vote to approve the Proposed Transactions.




[OSC]

         Based on and subject to the foregoing, we are of the opinions that, as of this date, (a) the consideration to be received by the holders of the Company's Common Stock pursuant to the Merger Transaction is fair to such holders from a financial point of view, and (b) the consideration to be received by the Company pursuant to the Asset Transaction is fair to the Company from a financial point of view.

                                                  Very truly yours,

                                                  ALLEN & COMPANY INCORPORATED



                                                  By: /s/ Paul A. Gould
                                                    ---------------------------
                                                  Paul A. Gould
                                                  Managing Director





                                                                      APPENDIX E














         1300. REORGANIZATION OR SHORT-FORM MERGER, DISSENTING SHARES; CORPORATE PURCHASE AT FAIR MARKET VALUE; DEFINITIONS. (a) If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision (e) or (f) of
Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may, by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b). The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split, reverse stock split, or share dividend which becomes effective thereafter.

         (b) As used in this chapter, "dissenting shares" means shares which come within all of the following descriptions:

                  (1) Which were not immediately prior to the reorganization or short-form merger either (A) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of Section 25100 or (B) listed on the list of OTC margin stocks issued by the Board of Governors of the Federal Reserve System, and the notice of meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in subparagraph (A) or (B) if demands for payments are filed with respect to 5 percent or more of the outstanding shares of that class.

                  (2) Which were outstanding on the date for the determination of shareholders entitled to vote on the reorganization and (A) were not voted in favor of the reorganization or, (B) if described in subparagraph (A) or (B) of paragraph (1) (without regard to the provisions in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, however, that subparagraph (A) rather than subparagraph (B) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.

                  (3) Which the dissenting shareholder has demanded that the corporation purchase at their fair market value, in accordance with Section 1301.

                  (4)  Which  the  dissenting   shareholder  has  submitted  for
endorsement, in accordance with Section 1302.

         (c) As used in this chapter, "dissenting shareholder" means the record holder of dissenting shares and includes a transferee of record.

         1301. NOTICE OF HOLDERS OF DISSENTING SHARES IN REORGANIZATIONS; DEMAND FOR PURCHASE; TIME; CONTENTS. (a) If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, such corporation shall mail to each such shareholder a notice of the approval of the reorganization by its outstanding shares (Section 152) within 10 days after the date of such approval, accompanied by a copy of Sections 1300, 1302, 1303, 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder's right under such sections. The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of Section 1300, unless they lose their status as dissenting shares under Section 1309.

         (b) Any shareholder who has a right to require the corporation to purchase the shareholder's shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase such shares shall make written demand upon the corporation for the purchase of such shares and payment to the shareholder in cash of their fair market value. The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause (i) or (ii) of paragraph (1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders' meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

         (c) The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what such shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger. The statement of fair market value constitutes an offer by the shareholder to sell the shares at such price.

         1302. SUBMISSION OF SHARE CERTIFICATES FOR ENDORSEMENT; UNCERTIFIED SECURITIES. Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificated securities, the shareholder's certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertified securities, written notice of the number of shares which the shareholder demands that the corporation purchase. Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefor shall bear a like statement, together with the name of the original dissenting holder of the shares.

         1303.  PAYMENT OF AGREED  PRICE WITH  INTEREST;  AGREEMENT  FIXING FAIR
MARKET VALUE; FILING; TIME OF payment. (a) If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the agreement. Any agreements fixing the fair market value of any dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.

         (b) Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory or contractual conditions to the reorganization are satisfied, whichever is later, and in the case of certificated securities, subject to surrender of the certificates therefor, unless provided otherwise by agreement.

         1304. ACTION TO DETERMINE WHETHER SHARES ARE DISSENTING SHARES OR FAIR MARKET VALUE; LIMITATION; JOINDER; CONSOLIDATION; DETERMINATION OF ISSUES;
APPOINTMENT OF APPRAISERS. (a) If the corporation denies that the shares are dissenting shares or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (Section 152) or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper county praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in any action pending on such a complaint.

         (b) Two or more dissenting shareholders may join as plaintiffs or be joined as defendants in any such action and two or more such actions may be consolidated.

         (c) On the trial of the action, the court shall determine the issues. If the status of the shares as dissenting shares is in issue, the court shall first determine that issue. If the fair market value of the dissenting shares is in issue, the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.

         1305. REPORT OF APPRAISERS; CONFIRMATION; DETERMINATION BY COURT; JUDGMENT; PAYMENT; APPEAL; COSTS. (a) If the court appoints an appraiser or appraisers, they shall proceed forthwith to determine the fair market value per share. Within the time fixed by the court, the appraisers, or a majority of them, shall make and file a report in the office of the clerk of the court. Thereupon on the motion of any party, the report shall be submitted to the court and considered on such evidence as the court considers relevant. If the court finds the report reasonable, the court may confirm it.

         (b) If a majority of the appraisers appointed fail to make and file a report within 10 days from the date of their appointment or within such further time as may be allowed by the court or the report is not confirmed by the court, the court shall determine the fair market value of the dissenting shares.

         (c) Subject to the provisions of Section 1306, judgment shall be rendered against the corporation for payment of an amount equal to the fair market value of each dissenting share multiplied by the number of dissenting shares which any dissenting shareholder who is a party, or who has intervened, is entitled to require the corporation to purchase, with interest thereon at the legal rate from the date on which judgment was entered.

         (d) Any such judgment shall be payable forthwith with respect to uncertificated securities and with respect to certificated securities, only upon the endorsement and delivery to the corporation of the certificates for the shares described in the judgment. Any party may appeal from the judgment.

         (e) The costs of this action, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable, but, if the appraisal exceeds the price offered by the corporation, the corporation shall pay the costs (including in the discretion of the court attorneys' fees, fees of expert witnesses and interest at the legal rate on judgments from the date of compliance with Sections 1300, 1301 and 1302 if the value awarded by the court for the shares is more than 125 percent of the price offered by the corporation under subdivision (a) of Section
1301).

         1306. PREVENTION OF IMMEDIATE PAYMENT; STATUS AS CREDITORS; INTEREST. To the extent that the provisions of Chapter 5 prevent the payment to any holders of dissenting shares of their fair market value, they shall become creditors of the corporation for the amount thereof together with interest at the legal rate on judgments until the date of payment, but subordinate to all other creditors in any liquidation proceeding, such debt to be payable when permissible under the provisions of Chapter 5.

         1307. DIVIDENDS ON DISSENTING SHARES. Cash dividends declared and paid by the corporation upon the dissenting shares after the date of approval of the reorganization by the outstanding shares (Section 152) and prior to payment for the shares by the corporation shall be credited against the total amount to be paid by the corporation therefor.

         1308. RIGHTS OF DISSENTING SHAREHOLDERS PENDING VALUATION; WITHDRAWAL OF DEMAND FOR PAYMENT. Except as expressly limited in this chapter, holders of dissenting shares continue to have all the rights and privileges incident to their shares, until the fair market value of their shares is agreed upon or determined. A dissenting shareholder may not withdraw a demand for payment unless the corporation consents thereto.

         1309. TERMINATION OF DISSENTING SHARE AND SHAREHOLDER STATUS. Dissenting shares lose their status as dissenting shares and the holders thereof cease to be dissenting shareholders and cease to be entitled to require the corporation to purchase their shares upon the happening of any of the following:

         (a) The corporation abandons the reorganization. Upon abandonment of the reorganization, the corporation shall pay on demand to any dissenting shareholder who has initiated proceedings in good faith under this chapter all necessary expenses incurred in such proceedings and reasonable attorneys' fees.

         (b)  The  shares  are  transferred   prior  to  their   submission  for
endorsement in accordance with Section 1302 or are surrendered for conversion into shares of another class in accordance with the articles.

         (c) The dissenting shareholder and the corporation do not agree upon the status of the shares as dissenting shares or upon the purchase price of the shares, and neither files a complaint or intervenes in a pending action as provided in Section 1304, within six months after the date on which notice of the approval by the outstanding shares or notice pursuant to subdivision (i) of
Section 1110 was mailed to the shareholder.

         (d) The dissenting shareholder, with the consent of the corporation, withdraws the shareholder's demand for purchase of the dissenting shares.

        1310. SUSPENSION OF RIGHT TO COMPENSATION OR VALUATION PROCEEDINGS; LITIGATION OF SHAREHOLDERS' approval. If litigation is instituted to test the sufficiency or regularity of the votes of the shareholders in authorizing a reorganization, any proceedings under Section 1304 and 1305 shall be suspended until final determination of such litigation.

         1311. EXEMPT SHARES. This chapter, except Section 1312, does not apply to classes of shares whose terms and provisions specifically set forth the amount to be paid in respect to such shares in the event of a reorganization or merger.

         1312. RIGHT OF DISSENTING SHAREHOLDER TO ATTACH, SET ASIDE OR RESCIND MERGER OR REORGANIZATION; RESTRAINING ORDER OR INJUNCTION; CONDITIONS. (a) No shareholder of a corporation who has a right under this chapter to demand payment of cash for the shares held by the shareholder shall have any right at law or in equity to attack the validity of the reorganization or short-form merger, or to have the reorganization or short-form merger set aside or rescinded, except in an action to test whether the number of shares required to authorize or approve the reorganization have been legally voted in favor thereof; but any holder of shares of a class whose terms and provisions specifically set forth the amount to be paid in respect to them in the event of a reorganization or short-form merger is entitled to payment in accordance with those terms and provisions or, if the principal terms of the reorganization are approved pursuant to subdivision (b) of Section 1202, is entitled to payment in accordance with the terms and provisions of the approved reorganization.

         (b) If one of the parties to a reorganization or short-form merger is directly controlled by, or under common control with, another party to the reorganization or short-form merger, subdivision (a) shall not apply to any shareholder of such party who has not demanded payment of cash for such shareholder's shares pursuant to this chapter; but if the shareholder institutes any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, the shareholder shall not thereafter have any right to demand payment of cash for the shareholder's shares pursuant to this chapter. The court in any action attacking the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded shall not restrain or enjoin the consummation of the transaction except upon 10 days' prior notice to the corporation and upon a determination by the court that clearly no other remedy will adequately protect the complaining shareholder or the class of shareholders of which such shareholder is a member.

         (c) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, in any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, (1) a party to a reorganization or short-form merger which controls another party to the reorganization or short-form merger shall have the burden of proving that the transaction is jut and reasonable as to the shareholders of the controlled party, and (2) a person who controls two or more parties to a reorganization shall have the burden of proving that the transaction is just and reasonable as to the shareholders of any party so controlled.






                                                              PRELIMINARY COPIES
                                                        FILED SEPTEMBER 13, 1996
                                                            --------------------
PROXY                                                                  PROXY
                               TELEBIT CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 10, 1996

         The undersigned shareholder(s) of TELEBIT CORPORATION (the "Corporation"), a California corporation, hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement, each dated ___________ __, 1996 and hereby appoints Brian D. Cohen and
_______________________, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of the Corporation to be held on October 10, 1996 at 10:00 a.m., local time, at the offices of the Corporation, One Executive Drive, Chelmsford, Massachusetts 01824 and at any adjournments thereof, and to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote on the matters set forth below:

                  1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Reorganization (the "Merger Agreement") dated as of July 21, 1996, among Cisco Systems, Inc., a California corporation ("Cisco"), Cobra Acquisition Corporation, a California corporation and wholly-owned subsidiary of Cisco (the "Merger Sub"), and the Corporation, and to approve consummation of the merger of Merger Sub with and into the Corporation (the "Merger"), pursuant to which (a) the Corporation will be the surviving corporation and will become a wholly-owned subsidiary of Cisco and (b) each share of Common Stock, no par value per share, of the Corporation will be converted into the right to receive thirteen dollars and thirty-five cents ($13.35) in cash, without interest.

             [ ] FOR                 [ ] AGAINST                 [ ]  ABSTAIN


                  2. To consider and vote upon a proposal to approve and adopt the Asset Purchase Agreement dated as of July 21, 1996 ("the Asset Purchase Agreement") between Telebit (Newco) Inc., a Delaware corporation ("Newco"), and the Corporation, and to approve the sale of substantially all of the assets of the Corporation, excluding, among other things, the MICA digital modem technology, the trademark MICA, all other patents and patents applications of the Corporation and $3.5 million in cash, to, and the assumption of substantially all the liabilities of the Corporation by, Newco (all as more fully described in the Asset Purchase Agreement) in consideration for $31.5 million aggregate principal amount of Secured Subordinated Promissory Notes due 2001 of Newco (the "Asset Sale").

             [ ] FOR                 [ ] AGAINST                 [ ]  ABSTAIN


                  3. To consider a proposal to adjourn the Special Meeting if necessary to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to approve and adopt the Merger Agreement and approve the Merger and/or approve and adopt the Asset Purchase Agreement and approve the Asset Sale.

             [ ] FOR                 [ ] AGAINST                 [ ]  ABSTAIN


                  4. To transact such other business as may properly come before the special meeting or any postponements or adjournments thereof.



         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE ASSET PURCHASE AGREEMENT AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.



                                         ---------------------------------
                                         Typed or Printed Name(s)


                                         ---------------------------------
                                         Signature


                                         ---------------------------------
                                         Signature


                                         ---------------------------------
                                         Title, if applicable


                                         Dated:________________________, 1996


                                          This  Proxy  should be  marked,  dated
                                          signed by the  Shareholder(s)  exactly
                                          as his or her name appears  hereon and
                                          returned   promptly  in  the  enclosed
                                          envelope.   Persons   signing   in   a
                                          fiduciary capacity should so indicate.
                                          If shares are held by joint tenants or
                                          as  community  property,  both  should
                                          sign.